UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21852

COLUMBIA FUNDS SERIES TRUST II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center,

Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer—5228 Ameriprise Financial

Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1.    Reports to Stockholders.

Semiannual Report

Semiannual Report

Columbia

Absolute Return Currency and

Income Fund

Semiannual Report for the Period Ended April 30, 2012

Columbia Absolute Return Currency and Income Fund seeks to provide shareholders with positive absolute return.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Fund Expense Example	5

Portfolio of Investments	7

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	23

Proxy Voting	38

Approval of Investment Management Services Agreement	38

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Absolute Return Currency and Income Fund (the Fund) Class A shares returned 2.61% (excluding sales charge) for the six months ended April 30, 2012.

>	The Fund outperformed its benchmark, the Citigroup 3-month U.S. Treasury Bill Index, which rose 0.02% for the same timeframe.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	6 months*	1 year	5 years	Since inception 06/15/06
Columbia Absolute Return Currency and Income Fund (excluding sales charge)	+2.61%	+0.89%	+1.24%	+2.45%
Citigroup 3-month U.S. Treasury Bill Index(1) (unmanaged)	+0.02%	+0.04%	+1.03%	+1.60%	**

*	Not annualized.

**	Citigroup 3-month U.S. Treasury Bill Index is as of June 30, 2006.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

(1)

The Citigroup 3-month U.S. Treasury Bill Index, an unmanaged index, represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

2	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	6 months*	1 year	5 years	Since inception
Class A (inception 6/15/06)	+2.61%	+0.89%	+1.24%	+2.45%
Class B (inception 6/15/06)	+2.16%	+0.10%	+0.52%	+1.72%
Class C (inception 6/15/06)	+2.16%	+0.10%	+0.53%	+1.72%
Class I (inception 6/15/06)	+2.77%	+1.46%	+1.71%	+2.91%
Class W** (inception 12/1/06)	+2.52%	+0.79%	+1.20%	+2.40%
Class Z** (inception 9/27/10)	+2.77%	+1.37%	+1.36%	+2.54%

With sales charge
Class A (inception 6/15/06)	-0.49%	-2.11%	+0.62%	+1.91%
Class B (inception 6/15/06)	-2.84%	-4.90%	+0.14%	+1.56%
Class C (inception 6/15/06)	+1.16%	-0.90%	+0.53%	+1.72%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 3.00% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized.
**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	3

Your Fund at a Glance (continued)

PORTFOLIO BREAKDOWN(1) (at April 30, 2012)
Bonds	8.3%
Asset-Backed Securities — Agency	2.1
Commercial Mortgage-Backed Securities — Non-Agency	2.6
Corporate Bonds & Notes	1.8
Foreign Government Obligations	1.8
Short-Term Investments Segregated in Connection With Open Derivatives Contracts(2)	91.7

(1)	Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(2)

Includes investments in an affiliated money market fund (amounting to $103.4 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives, which provides exposure to currencies. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

QUALITY BREAKDOWN(1) (at April 30, 2012)
AAA rating	75.9%
AA rating	23.6
Non-investment grade	0.5

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

4	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	5

Fund Expense Example (continued)

November 1, 2011 — April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,026.10	1,017.85	7.10	7.07	1.41
Class B	1,000.00	1,000.00	1,021.60	1,014.12	10.86	10.82	2.16
Class C	1,000.00	1,000.00	1,021.60	1,014.17	10.81	10.77	2.15
Class I	1,000.00	1,000.00	1,027.70	1,020.14	4.79	4.77	0.95
Class W	1,000.00	1,000.00	1,025.20	1,016.16	8.81	8.77	1.75
Class Z	1,000.00	1,000.00	1,027.70	1,019.99	4.94	4.92	0.98

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until February 28, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.32% for Class A, 2.07% for Class B, 2.07% for Class C, 0.87% for Class I, 1.32% for Class W and 1.07 for Class Z. Any amounts waived will not be reimbursed by the Fund. This change was effective January 1, 2012. If this change had been in place for the entire six month period ended April 30, 2012, the actual expenses paid would have been $6.65 for Class A, $10.40 for Class B, $10.40 for Class C, $4.39 for Class I, $6.65 for Class W and $5.39 for Class Z; the hypothetical expenses paid would have been $6.62 for Class A, $10.37 for Class B, $10.37 for Class C, $4.37 for Class I, $6.62 for Class W and $5.37 for Class Z.

6	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

Portfolio of Investments

Columbia Absolute Return Currency and Income Fund

April 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 1.8%

Agencies 1.8%
Bank of America Corp. FDIC Government Guaranty(a)
06/22/12	0.674%	$2,000,000	$2,001,554
Total Corporate Bonds & Notes
(Cost: $2,000,000)			$2,001,554

Commercial Mortgage-Backed Securities - Non-Agency 2.6%
GS Mortgage Securities Corp. II(a)(b)(c) Series 2007-EOP Class A2
03/06/20	1.260%	$1,200,000	$1,183,469
Series 2007-EOP Class A3
03/06/20	1.456%	1,770,000	1,745,457
Total Commercial Mortgage-Backed Securities - Non-Agency
(Cost: $2,926,031)			$2,928,926

Asset-Backed Securities - Non-Agency 2.1%
Countrywide Home Equity Loan Trust Series 2005-H Class 2A (FGIC)(a)
12/15/35	0.480%	$107,458	$48,504
Northstar Education Finance, Inc. Series 2007-1 Class A2(a)
01/29/46	1.216%	750,000	676,272
SLM Student Loan Trust(a) Series 2005-5 Class A2
10/25/21	0.546%	405,980	404,145
Series 2005-8 Class A2
07/25/22	0.556%	495,415	494,005
Series 2006-C Class A2
09/15/20	0.524%	194,492	193,635
Series 2007-2 Class A2
07/25/17	0.466%	579,502	576,987
Total Asset-Backed Securities - Non-Agency
(Cost: $2,515,417)			$2,393,548

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations 1.8%

UNITED KINGDOM 1.8%
Royal Bank of Scotland PLC (The) Government Liquid Guaranteed(a)(c)
05/11/12	1.210%	$2,000,000	$2,000,391
Total Foreign Government Obligations
(Cost: $2,000,000)			$2,000,391

		Shares	Value
Money Market Funds 92.1%
Columbia Short-Term Cash Fund, 0.144%(d)(e)		103,424,843	$103,424,843
Total Money Market Funds
(Cost: $103,424,843)			$103,424,843
Total Investments
(Cost: $112,866,291)			$112,749,262
Other Assets & Liabilities, Net			(479,572)
Net Assets			$112,269,690

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	7

Portfolio of Investments (continued)

Investment in Derivatives

Forward Foreign Currency Exchange Contracts Open at April 30, 2012
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received	Unrealized Appreciation	Unrealized Depreciation

Goldman, Sachs & Co.	May 23, 2012	20,545,000 (EUR	)	26,839,988 (USD)	$—	$(357,739)
State Street Bank & Trust Company	May 23, 2012	6,691,000 (GBP	)	10,597,540 (USD)	—	(259,644)
HSBC Securities (USA), Inc.	May 23, 2012	1,303,614,000 (JPY	)	16,212,396 (USD)	—	(118,556)
J.P. Morgan Securities, Inc.	May 23, 2012	16,137,295 (USD	)	93,555,000 (NOK)	196,064	—
Citigroup Global Markets Inc.	May 23, 2012	5,577,057 (USD	)	6,893,000 (NZD)	50,912	—
Citigroup Global Markets Inc.	May 23, 2012	5,211,551 (USD	)	6,376,000 (NZD)	—	(5,701)
Morgan Stanley	May 23, 2012	27,205,015 (USD	)	183,136,000 (SEK)	42,095	—
Total					$289,071	$(741,640)

Notes to Portfolio of Investments

(a)	Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(b)

The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of these securities amounted to $4,929,317 or 4.39% of net assets.

(d)	The rate shown is the seven-day current annualized yield at April 30, 2012.

(e)	Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$132,263,114	$10,345,715	$(39,183,986)	$—	$103,424,843	$85,786	$103,424,843

Abbreviation Legend
FDIC	Federal Deposit Insurance Corporation
FGIC	Financial Guaranty Insurance Company

The accompanying Notes to Financial Statements are an integral part of this statement.

8	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

Currency Legend
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	9

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$2,001,554	$—	$2,001,554
Commercial Mortgage-Backed Securities — Non-Agency	—	2,928,926	—	2,928,926
Asset-Backed Securities — Non-Agency	—	2,393,548	—	2,393,548
Foreign Government Obligations	—	2,000,391	—	2,000,391
Total Bonds	—	9,324,419	—	9,324,419
Other
Money Market Funds	103,424,843	—	—	103,424,843
Total Other	103,424,843	—	—	103,424,843
Investments in Securities	103,424,843	9,324,419	—	112,749,262
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	289,071	—	289,071
Liabilities
Forward Foreign Currency Exchange Contracts	—	(741,640)	—	(741,640)
Total	$103,424,843	$8,871,850	$—	$112,296,693

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	11

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $9,441,448)	$9,324,419
Affiliated issuers (identified cost $103,424,843)	103,424,843
Total investments (identified cost $112,866,291)	112,749,262
Cash	207,615
Unrealized appreciation on forward foreign currency exchange contracts	289,071
Receivable for:
Investments sold	49,724
Capital shares sold	60,166
Dividends	13,369
Interest	9,891
Expense reimbursement due from Investment Manager	2,450
Prepaid expense	109
Total assets	113,381,657
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	741,640
Payable for:
Investments purchased	3,551
Capital shares purchased	253,757
Investment management fees	8,218
Distribution fees	1,241
Transfer agent fees	54,270
Administration fees	739
Compensation of board members	9,953
Other expenses	38,598
Total liabilities	1,111,967
Net assets applicable to outstanding capital stock	$112,269,690

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

April 30, 2012 (Unaudited)

Represented by
Paid-in capital	$111,092,310
Excess of distributions over net investment income	(599,924)
Accumulated net realized gain	2,346,902
Unrealized appreciation (depreciation) on:
Investments	(117,029)
Forward foreign currency exchange contracts	(452,569)
Total — representing net assets applicable to outstanding capital stock	$112,269,690
Net assets applicable to outstanding shares
Class A	$35,036,206
Class B	$608,643
Class C	$2,926,258
Class I	$53,484,868
Class W	$11,130,045
Class Z	$9,083,670
Shares outstanding
Class A	3,432,050
Class B	61,267
Class C	294,876
Class I	5,147,798
Class W	1,092,481
Class Z	874,096
Net asset value per share
Class A(a)	$10.21
Class B	$9.93
Class C	$9.92
Class I	$10.39
Class W	$10.19
Class Z	$10.39

(a)	The maximum offering price per share for Class A is $10.53. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	13

Statement of Operations

Six months ended April 30, 2012 (Unaudited)

Net investment income
Income:
Interest	$65,934
Dividends from affiliates	85,786
Total income	151,720
Expenses:
Investment management fees	534,959
Distribution fees
Class A	46,698
Class B	3,256
Class C	15,548
Class W	20,126
Transfer agent fees
Class A	38,907
Class B	688
Class C	3,112
Class W	43,145
Class Z	1,824
Administration fees	48,086
Compensation of board members	5,000
Custodian fees	2,129
Printing and postage fees	32,759
Registration fees	29,856
Professional fees	24,602
Other	6,891
Total expenses	857,586
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(113,121)
Total net expenses	744,465
Net investment loss	(592,745)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	21,537
Forward foreign currency exchange contracts	4,278,338
Net realized gain	4,299,875
Net change in unrealized appreciation (depreciation) on:
Investments	(29,688)
Forward foreign currency exchange contracts	(430,338)
Net change in unrealized depreciation	(460,026)
Net realized and unrealized gain	3,839,849
Net increase in net assets resulting from operations	$3,247,104

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

Statements of Changes in Net Assets

	Six months ended April 30, 2012	Year ended October 31, 2011
	(Unaudited)
Operations
Net investment loss	$(592,745)	$(2,286,684)
Net realized gain (loss)	4,299,875	(1,650,824)
Net change in unrealized appreciation (depreciation)	(460,026)	1,981,432
Net increase (decrease) in net assets resulting from operations	3,247,104	(1,956,076)
Increase (decrease) in net assets from share transactions	(33,673,441)	(25,367,036)
Total decrease in net assets	(30,426,337)	(27,323,112)
Net assets at beginning of period	142,696,027	170,019,139
Net assets at end of period	$112,269,690	$142,696,027
Excess of distributions over net investment income	$(599,924)	$(7,179)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	15

Statements of Changes in Net Assets (continued)

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	359,171	3,644,547	1,251,491	12,532,928
Redemptions	(1,022,389)	(10,329,947)	(3,375,910)	(33,903,777)
Net decrease	(663,218)	(6,685,400)	(2,124,419)	(21,370,849)
Class B shares
Subscriptions	3,529	34,759	31,072	305,161
Redemptions(a)	(14,018)	(138,362)	(61,533)	(603,991)
Net decrease	(10,489)	(103,603)	(30,461)	(298,830)
Class C shares
Subscriptions	23,629	233,248	81,907	804,381
Redemptions	(71,948)	(708,771)	(216,896)	(2,133,457)
Net decrease	(48,319)	(475,523)	(134,989)	(1,329,076)
Class I shares
Subscriptions	314,078	3,239,463	12,643,001	128,114,306
Redemptions	(1,860,456)	(18,977,611)	(9,785,869)	(98,320,174)
Net increase (decrease)	(1,546,378)	(15,738,148)	2,857,132	29,794,132
Class W shares
Subscriptions	215,872	2,173,350	1,817,360	18,226,039
Redemptions	(1,553,991)	(15,659,507)	(5,728,728)	(56,478,697)
Net decrease	(1,338,119)	(13,486,157)	(3,911,368)	(38,252,658)
Class Z shares
Subscriptions	427,896	4,411,482	703,290	7,134,897
Redemptions	(154,970)	(1,596,092)	(103,525)	(1,044,652)
Net increase	272,926	2,815,390	599,765	6,090,245
Total net decrease	(3,333,597)	(33,673,441)	(2,744,340)	(25,367,036)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008	2007
	(Unaudited)
Class A
Per share data
Net asset value, beginning of period	$9.95		$10.00		$9.93		$9.97		$10.58	$10.09
Income from investment operations:
Net investment income (loss)	(0.06)		(0.15)		(0.12)		(0.08)		0.15	0.41
Net realized and unrealized gain (loss)	0.32		0.10		0.19		0.09		(0.22)	0.57
Total from investment operations	0.26		(0.05)		0.07		0.01		(0.07)	0.98
Less distributions to shareholders from:
Net investment income	—		—		—		(0.00	)(a)	(0.18)	(0.39)
Net realized gains	—		—		—		(0.05)		(0.36)	(0.10)
Total distributions to shareholders	—		—		—		(0.05)		(0.54)	(0.49)
Net asset value, end of period	$10.21		$9.95		$10.00		$9.93		$9.97	$10.58
Total return	2.61%		(0.50%	)	0.71%		0.15%		(0.57% )	9.96% (b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.60%	(d)	1.73%		1.47%		1.38%		1.39%	1.36%
Net expenses after fees waived or expenses reimbursed(e)	1.41%	(d)	1.73%		1.47%		1.38%		1.39%	1.36%
Net investment income (loss)	(1.15%	)(d)	(1.48%	)	(1.19%	)	(0.83%	)	1.50%	3.98%
Supplemental data
Net assets, end of period (in thousands)	$35,036		$40,755		$62,209		$114,238		$175,659	$8,851
Portfolio turnover	0%		0%		0%		16%		39%	36%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the year ended October 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.05%.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	17

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009	2008	2007
	(Unaudited)
Class B
Per share data
Net asset value, beginning of period	$9.72		$9.85		$9.85		$9.96	$10.58	$10.09
Income from investment operations:
Net investment income (loss)	(0.09)		(0.22)		(0.19)		(0.16)	0.04	0.34
Net realized and unrealized gain (loss)	0.30		0.09		0.19		0.10	(0.18)	0.59
Total from investment operations	0.21		(0.13)		—		(0.06)	(0.14)	0.93
Less distributions to shareholders from:
Net investment income	—		—		—		—	(0.12)	(0.34)
Net realized gains	—		—		—		(0.05)	(0.36)	(0.10)
Total distributions to shareholders	—		—		—		(0.05)	(0.48)	(0.44)
Net asset value, end of period	$9.93		$9.72		$9.85		$9.85	$9.96	$10.58
Total return	2.16%		(1.32%	)	0.00%	(a)	(0.56% )	(1.35% )	9.38% (b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.35%	(d)	2.47%		2.23%		2.14%	2.16%	2.10%
Net expenses after fees waived or expenses reimbursed(e)	2.16%	(d)	2.47%		2.23%		2.14%	2.16%	2.10%
Net investment income (loss)	(1.91%	)(d)	(2.21%	)	(1.95%	)	(1.59% )	0.38%	3.26%
Supplemental data
Net assets, end of period (in thousands)	$609		$698		$1,006		$2,026	$3,269	$11
Portfolio turnover	0%		0%		0%		16%	39%	36%

Notes to Financial Highlights

(a)	Rounds to less than 0.01%.
(b)

During the year ended October 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.05%.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009	2008	2007
	(Unaudited)
Class C
Per share data
Net asset value, beginning of period	$9.71		$9.83		$9.84		$9.95	$10.57	$10.09
Income from investment operations:
Net investment income (loss)	(0.09)		(0.22)		(0.19)		(0.16)	0.06	0.34
Net realized and unrealized gain (loss)	0.30		0.10		0.18		0.10	(0.20)	0.58
Total from investment operations	0.21		(0.12)		(0.01)		(0.06)	(0.14)	0.92
Less distributions to shareholders from:
Net investment income	—		—		—		—	(0.12)	(0.34)
Net realized gains	—		—		—		(0.05)	(0.36)	(0.10)
Total distributions to shareholders	—		—		—		(0.05)	(0.48)	(0.44)
Net asset value, end of period	$9.92		$9.71		$9.83		$9.84	$9.95	$10.57
Total return	2.16%		(1.22%	)	(0.10%	)	(0.56% )	(1.31% )	9.37% (a)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.34%	(c)	2.48%		2.22%		2.14%	2.15%	2.12%
Net expenses after fees waived or expenses reimbursed(d)	2.15%	(c)	2.48%		2.22%		2.14%	2.15%	2.12%
Net investment income (loss)	(1.89%	)(c)	(2.23%	)	(1.94%	)	(1.60% )	0.66%	3.42%
Supplemental data
Net assets, end of period (in thousands)	$2,926		$3,333		$4,703		$7,609	$9,463	$220
Portfolio turnover	0%		0%		0%		16%	39%	36%

Notes to Financial Highlights

(a)

During the year ended October 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.05%.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	19

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009	2008	2007
	(Unaudited)
Class I
Per share data
Net asset value, beginning of period	$10.11		$10.09		$9.98		$9.98	$10.59	$10.10
Income from investment operations:
Net investment income (loss)	(0.04)		(0.08)		(0.08)		(0.04)	0.21	0.44
Net realized and unrealized gain (loss)	0.32		0.10		0.19		0.10	(0.24)	0.59
Total from investment operations	0.28		0.02		0.11		0.06	(0.03)	1.03
Less distributions to shareholders from:
Net investment income	—		—		—		(0.01)	(0.22)	(0.44)
Net realized gains	—		—		—		(0.05)	(0.36)	(0.10)
Total distributions to shareholders	—		—		—		(0.06)	(0.58)	(0.54)
Net asset value, end of period	$10.39		$10.11		$10.09		$9.98	$9.98	$10.59
Total return	2.77%		0.20%		1.10%		0.56%	(0.25% )	10.49% (a)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.14%	(c)	1.05%		1.07%		1.01%	1.03%	1.07%
Net expenses after fees waived or expenses reimbursed(d)	0.95%	(c)	1.05%		1.07%		1.01%	1.03%	1.07%
Net investment income (loss)	(0.70%	)(c)	(0.84%	)	(0.79%	)	(0.40% )	2.10%	4.30%
Supplemental data
Net assets, end of period (in thousands)	$53,485		$67,660		$38,718		$28,926	$202,106	$121,970
Portfolio turnover	0%		0%		0%		16%	39%	36%

Notes to Financial Highlights

(a)

During the year ended October 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.05%.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009	2008	2007(a)
	(Unaudited)
Class W
Per share data
Net asset value, beginning of period	$9.94		$9.99		$9.92		$9.97	$10.58	$10.13
Income from investment operations:
Net investment income (loss)	(0.08)		(0.15)		(0.12)		(0.08)	0.11	0.36
Net realized and unrealized gain (loss)	0.33		0.10		0.19		0.08	(0.19)	0.55
Total from investment operations	0.25		(0.05)		0.07		—	(0.08)	0.91
Less distributions to shareholders from:
Net investment income	—		—		—		—	(0.17)	(0.36)
Net realized gains	—		—		—		(0.05)	(0.36)	(0.10)
Total distributions to shareholders	—		—		—		(0.05)	(0.53)	(0.46)
Net asset value, end of period	$10.19		$9.94		$9.99		$9.92	$9.97	$10.58
Total return	2.52%		(0.50%	)	0.71%		0.04%	(0.66% )	9.21%	(b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.92%	(d)	1.71%		1.51%		1.46%	1.50%	1.54%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.75%	(d)	1.71%		1.51%		1.46%	1.50%	1.54%	(d)
Net investment income (loss)	(1.51%	)(d)	(1.46%	)	(1.23%	)	(0.86% )	1.09%	3.88%	(d)
Supplemental data
Net assets, end of period (in thousands)	$11,130		$24,171		$63,369		$87,000	$303,933	$5
Portfolio turnover	0%		0%		0%		16%	39%	36%

Notes to Financial Highlights

(a)	For the period from December 1, 2006 (commencement of operations) to October 31, 2007.
(b)

During the year ended October 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.05%.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	21

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010 (a)
	(Unaudited)
Class Z
Per share data
Net asset value, beginning of period	$10.11		$10.09		$10.18
Income from investment operations:
Net investment income (loss)	(0.04)		(0.10)		(0.01)
Net realized and unrealized gain (loss)	0.32		0.12		(0.08)
Total from investment operations	0.28		0.02		(0.09)
Net asset value, end of period	$10.39		$10.11		$10.09
Total return	2.77%		0.20%		(0.88%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.20%	(c)	1.15%		1.54%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.98%	(c)	1.15%		1.54%	(c)
Net investment income (loss)	(0.72%	)(c)	(0.95%	)	(1.20%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$9,084		$6,079		$14
Portfolio turnover	0%		0%		0%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

Notes to Financial Statements

April 30, 2012 (Unaudited)

Note	1. Organization

Columbia Absolute Return Currency and Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	23

Notes to Financial Statements (continued)

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

24	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	25

Notes to Financial Statements (continued)

trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another and to go long and short foreign currencies versus the U.S. dollars, as a way to generate returns.

26	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2012

Risk Exposure Category	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$289,071	Unrealized depreciation on forward foreign currency exchange contracts	$741,640

Effect of Derivative Instruments in the Statement of Operations

for the Six Months Ended April 30, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$4,278,338

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	27

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(430,338)

Volume of Derivative Instruments for the Six Months Ended April 30, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	116

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term

28	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	29

Notes to Financial Statements (continued)

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.89% to 0.70% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended April 30, 2012 was 0.89% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended April 30, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2012, other expenses paid to this company were $1,033.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the

30	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees.

For the six months ended April 30, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.20
Class W	0.54
Class Z	0.05

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	31

Notes to Financial Statements (continued)

of Operations. For the six months ended April 30, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $53,000 and $26,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $4,720 for Class A, $235 for Class B and $183 for Class C shares for the six months ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.32%
Class B	2.07
Class C	2.07
Class I	0.87
Class W	1.32
Class Z	1.07

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if

32	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2012, the cost of investments for federal income tax purposes was approximately $112,866,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$15,000
Unrealized depreciation	$(132,000)
Net unrealized depreciation	$(117,000)

The following capital loss carryforward, determined as of October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$1,692,023
2019	122,544
Total	$1,814,567

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	33

Notes to Financial Statements (continued)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $492,718, respectively, for the six months ended April 30, 2012.

Note	6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	7. Shareholder Concentration

At April 30, 2012, one unaffiliated shareholder account owned 27.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 47.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note	8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus

34	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the six months ended April 30, 2012.

Note	9. Significant Risks

Foreign Currency Risk

The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Geographic Concentration Risk

The Fund may be particularly susceptible to political, regulatory and economic events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluation could occur in countries that have not yet experienced currency devaluations to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	35

Notes to Financial Statements (continued)

credit rating is investment grade, or, if unrated, determined to be of comparable quality by the Investment Manager.

Note	10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

36	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	37

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Absolute Return Currency and Income Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”).

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

38	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management:    The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	39

Approval of Investment Management Services

Agreement (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

40	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2012 SEMIANNUAL REPORT	41

Columbia Absolute Return Currency and Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6512 G (6/12)

Semiannual Report

Columbia

Asia Pacific ex-Japan Fund

Semiannual Report for the Period Ended April 30, 2012

Columbia Asia Pacific ex-Japan Fund seeks to provide shareholders with long-term capital growth.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Fund Expense Example	7

Portfolio of Investments	9

Statement of Assets and Liabilities	17

Statement of Operations	19

Statement of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	29

Proxy Voting	42

Approval of Investment Management Services and Subadvisory Agreements	42

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Asia Pacific ex-Japan Fund (the Fund) Class R5 shares returned 5.18% for the six months ended April 30, 2012.

>	The Fund outperformed its benchmark, the MSCI All Country (AC) Asia ex Japan Index (MSCI Index) (Net), which returned 4.18% for the period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	6 months*	1 year	Since inception 7/15/09
Columbia Asia Pacific ex-Japan Fund Class R5 (excluding sales charge)	+5.18%	-12.30%	+10.80%
MSCI All Country Asia ex Japan Index (Net)(1) (unmanaged)	+4.18%	-10.34%	+14.44%
MSCI All Country Asia ex Japan Index (Gross)(1) (unmanaged)	+4.26%	-10.11%	+14.70%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI All Country Asia ex Japan Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

(1)

The MSCI All Country (AC) Asia ex Japan Index (Net) and the MSCI AC Asia Pacific ex-Japan Index (Gross), each an unmanaged index, are free float adjusted market capitalization weighted indexes that are designed to measure the equity market performance of the following countries: Australia, China, Hong Kong, India, Indonesia, Korea, Malaysia, Singapore, Taiwan and Thailand. On September 30, 2011, the MSCI AC Asia ex Japan (Net) replaced the MSCI AC Asia ex Japan Index

2	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

(Gross) as the Fund’s primary benchmark. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	6 months*	1 year	Since inception
Class A** (inception 9/27/10)	+5.14%	-12.57%	+10.42%
Class C** (inception 9/27/10)	+4.59%	-13.45%	+9.49%
Class I** (inception 9/27/10)	+5.22%	-12.27%	+10.83%
Class R** (inception 9/27/10)	+4.87%	-12.95%	+10.06%
Class R5 (inception 7/15/09)	+5.18%	-12.30%	+10.80%
Class Z** (inception 9/27/10)	+5.08%	-12.60%	+10.61%

With sales charge
Class A** (inception 9/27/10)	-0.89%	-17.62%	+8.11%
Class C** (inception 9/27/10)	+3.60%	-14.27%	+9.49%

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; and a 1% CDSC for Class C shares sold within one year after purchase.

The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized.
**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class R5 shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

4	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

COUNTRY BREAKDOWN(1) (at April 30, 2012)
Australia	15.8%
China	22.8
Hong Kong	9.3
India	6.1
Indonesia	3.2
Luxembourg	0.3
Macau	1.9
Malaysia	1.9
Philippines	1.0
Singapore	5.4
South Korea	16.7
Taiwan	9.9
Thailand	3.7
Other(2)	2.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes investments in Money Market Funds.

TOP TEN HOLDINGS(1) (at April 30, 2012)
Samsung Electronics Co., Ltd. (South Korea)	6.0%
Commonwealth Bank of Australia (Australia)	2.9
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.7
Australia & New Zealand Banking Group Ltd. (Australia)	2.6
BHP Billiton Ltd. (Australia)	2.6
CNOOC Ltd. (China)	2.6
China Construction Bank Corp., Class H (China)	2.1
Sands China Ltd. (Macau)	1.9
AIA Group Ltd. (Hong Kong)	1.7
Siam Commercial Bank PCL, Foreign Registered Shares (Thailand)	1.7

(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	5

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings.
For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

6	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	7

Fund Expense Example (continued)

November 1, 2011 — April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,051.40	1,017.60	7.45	7.32	1.46
Class C	1,000.00	1,000.00	1,045.90	1,013.82	11.29	11.12	2.22
Class I	1,000.00	1,000.00	1,052.20	1,019.74	5.26	5.17	1.03
Class R	1,000.00	1,000.00	1,048.70	1,016.36	8.71	8.57	1.71
Class R5	1,000.00	1,000.00	1,051.80	1,019.79	5.20	5.12	1.02
Class Z	1,000.00	1,000.00	1,050.80	1,018.80	6.22	6.12	1.22

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

8	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Portfolio of Investments

Columbia Asia Pacific ex-Japan Fund

April 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.7%

AUSTRALIA 15.8%
Australia & New Zealand Banking Group Ltd.	425,622	$10,544,048
BHP Billiton Ltd.	281,770	10,455,710
Commonwealth Bank of Australia	216,319	11,668,894
Iluka Resources Ltd.	299,770	5,236,512
Macquarie Group Ltd.	92,311	2,782,301
National Australia Bank Ltd.	183,000	4,783,494
Newcrest Mining Ltd.	107,829	2,938,349
Rio Tinto Ltd.(a)	80,600	5,515,049
Santos Ltd.	153,583	2,228,026
Telstra Corp., Ltd.	1,589,959	5,862,163
Wesfarmers Ltd.	108,675	3,412,596

Total		65,427,142
CHINA 22.8%
AAC Technologies Holdings, Inc.	1,412,000	4,146,260
Agile Property Holdings Ltd.(a)	2,424,000	3,153,847
Agricultural Bank of China Ltd., Class H(a)	9,432,000	4,460,859
Baidu, Inc., ADR(b)	29,702	3,941,455
Belle International Holdings Ltd.	1,483,000	2,893,685
China BlueChemical Ltd.(b)	3,880,000	2,765,325
China Construction Bank Corp., Class H	10,849,380	8,419,598
China Overseas Land & Investment Ltd.	1,976,000	4,270,168
China Shenhua Energy Co., Ltd., Class H(b)	871,500	3,848,589
China Unicom Hong Kong Ltd.(a)	3,694,000	6,460,720
CNOOC Ltd.	4,900,000	10,354,429
Dongfeng Motor Group Co., Ltd., Class H(a)	2,004,000	3,919,555
ENN Energy Holdings Ltd.	1,362,000	4,758,647
Focus Media Holding Ltd., ADR	167,262	3,995,889
Industrial & Commercial Bank of China, Class H	7,827,000	5,200,525
Intime Department Store Group Co., Ltd.	780,000	980,645
Lenovo Group Ltd.	4,826,000	4,615,227
New Oriental Education & Technology Group, ADR(b)	96,354	2,575,542
PetroChina Co., Ltd., Class H	4,274,000	6,375,514
Ping An Insurance Group Co., Class H	489,500	4,065,916

Issuer	Shares	Value
Common Stocks (continued)

CHINA (cont.)
Sany Heavy Equipment International Holdings Co., Ltd.	2,261,500	$1,738,153
Zhuzhou CSR Times Electric Co., Ltd., Class H	532,000	1,499,754

Total		94,440,302
HONG KONG 9.3%
AIA Group Ltd.	1,969,400	6,969,454
BOC Hong Kong Holdings Ltd.	1,142,500	3,531,313
Cheung Kong Holdings Ltd.	253,000	3,345,940
Comba Telecom Systems Holdings Ltd.(a)	1,993,090	1,098,965
Hang Lung Properties Ltd.	598,000	2,198,563
Hutchison Whampoa Ltd.	396,000	3,793,697
Li & Fung Ltd.	2,118,000	4,516,515
Samsonite International SA(b)	1,051,800	2,028,993
Sun Hung Kai Properties Ltd.	276,974	3,317,566
Swire Pacific Ltd., Class A	237,000	2,793,764
Swire Properties Ltd.	165,900	454,380
Wharf Holdings Ltd.	732,900	4,346,364

Total		38,395,514
INDIA 6.1%
Bajaj Auto Ltd.	88,632	2,724,494
HDFC Bank Ltd.	401,351	4,132,726
ICICI Bank Ltd., ADR	78,310	2,653,926
Infosys Ltd.	8,141	377,987
Infosys Ltd., ADR	41,385	1,959,580
ITC Ltd.	1,206,919	5,616,408
Larsen & Toubro Ltd.	98,974	2,298,245
State Bank of India	15,473	626,112
State Bank of India, GDR(c)	19,418	1,578,683
Tata Consultancy Services Ltd.	139,982	3,301,377

Total		25,269,538
INDONESIA 3.2%
PT Astra International Tbk	383,500	2,953,245
PT Bank Mandiri Persero Tbk	4,492,816	3,603,015
PT Bank Rakyat Indonesia Persero Tbk	4,158,000	2,993,481
PT Semen Gresik Persero Tbk	2,922,500	3,851,773

Total		13,401,514
MACAU 1.9%
Sands China Ltd.	1,984,000	7,767,927

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	9

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

MALAYSIA 1.9%
Genting Bhd	1,210,900	$4,127,418
Telekom Malaysia Bhd	2,070,100	3,674,819

Total		7,802,237
PHILIPPINES 1.0%
Ayala Corp.	386,732	3,930,584
SINGAPORE 5.4%
DBS Group Holdings Ltd.	204,000	2,291,807
Keppel Corp., Ltd.	708,000	6,297,469
Oversea-Chinese Banking Corp., Ltd.	522,196	3,771,032
SembCorp Industries Ltd.	723,000	2,936,758
SembCorp.Marine Ltd.	715,000	2,925,562
Singapore Telecommunications Ltd.	793,000	1,994,769
United Overseas Bank Ltd.	142,801	2,215,613

Total		22,433,010
SOUTH KOREA 16.7%
Amorepacific Corp.	1,975	1,896,140
Hana Financial Group, Inc.	87,930	2,997,635

Hyundai Department Store Co., Ltd.	22,914	3,222,465
Hyundai Heavy Industries Co., Ltd.	10,840	2,693,741
Hyundai Mobis	20,884	5,646,343
Hyundai Motor Co.	27,663	6,530,412
Hyundai Steel Co.	32,902	2,846,604
LG Chem Ltd.	12,872	3,217,518
LG Household & Health Care Ltd.	6,388	3,345,526
Samsung Electronics Co., Ltd.	19,770	24,197,716
Samsung Engineering Co., Ltd.	20,978	3,971,660
Samsung Heavy Industries Co., Ltd.	69,060	2,524,850
Shinhan Financial Group Co., Ltd.	103,750	3,600,786
SK Hynix, Inc.(b)	88,890	2,190,910

Total		68,882,306
TAIWAN 9.9%
Advanced Semiconductor Engineering, Inc.	1,679,000	1,688,393
Catcher Technology Co., Ltd.	549,000	3,485,721
Chinatrust Financial Holding Co., Ltd.	4,856,636	3,078,534
Far EasTone Telecommunications Co., Ltd.	2,016,000	4,362,421
Fubon Financial Holding Co., Ltd.	872	902
Hon Hai Precision Industry Co., Ltd.	2,042,788	6,422,886
HTC Corp.	144,400	2,167,482
Mega Financial Holding Co., Ltd.	1,393,160	1,095,329
President Chain Store Corp.	638,000	3,409,840
Taiwan Semiconductor Manufacturing Co., Ltd.	1,426,000	4,214,738
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	715,114	11,141,476

Total		41,067,722

Issuer	Shares	Value
Common Stocks (continued)

THAILAND 3.7%
Bangkok Bank PCL, NVDR	559,100	$3,462,808
Banpu PCL, Foreign Registered Shares	111,400	2,011,536
PTT PCL, Foreign Registered Shares	260,100	2,966,346
Siam Commercial Bank PCL, Foreign Registered Shares	1,336,600	6,711,104

Total		15,151,794
Total Common Stocks (Cost: $372,264,255)		$403,969,590

Exchange-Traded Notes 0.3%
LUXEMBOURG 0.3%
CSI 300 Banks Index ETF	1,423,500	$1,210,919
Total Exchange-Traded Notes (Cost: $1,579,360)		$1,210,919

	Shares	Value
Money Market Funds 2.0%
Columbia Short-Term Cash Fund, 0.144%(d)(e)	8,380,269	$8,380,269
Total Money Market Funds (Cost: $8,380,269)		$8,380,269

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 2.5%

Asset-Backed Commercial Paper 0.2%
Kells Funding LLC
06/04/12	0.501%	$998,681	$998,681
Repurchase Agreements 2.3%
Natixis Financial Products, Inc. dated 04/30/12, matures 05/01/12, repurchase price $5,000,033(f)
	0.240%	5,000,000	5,000,000
Pershing LLC dated 04/30/12, matures 05/01/12, repurchase price $2,000,018(f)
	0.330%	2,000,000	2,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Repurchase Agreements (cont.)
Societe Generale dated 04/30/12, matures 05/01/12, repurchase price $2,415,780(f)
	0.210%	$2,415,765	$2,415,765

Total			9,415,765
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $10,414,446)			$10,414,446
Total Investments
(Cost: $392,638,330)			$423,975,224
Other Assets & Liabilities, Net			(10,196,636)
Net Assets			$413,778,588

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at April 30, 2012:

Industry	Percentage of Net Assets	Value
Auto Components	1.4%	$5,646,343
Automobiles	3.9	16,127,707
Capital Markets	0.7	2,782,301
Chemicals	1.4	5,982,843
Commercial Banks	22.6	93,421,323
Communications Equipment	1.8	7,412,707
Computers & Peripherals	1.9	8,100,948
Construction & Engineering	1.5	6,269,905
Construction Materials	0.9	3,851,773
Distributors	1.1	4,516,515
Diversified Consumer Services	0.6	2,575,542
Diversified Financial Services	1.2	5,142,405
Diversified Telecommunication Services	4.3	17,992,471
Electrical Equipment	0.4	1,499,755
Electronic Equipment, Instruments & Components	1.5	6,422,886
Food & Staples Retailing	1.6	6,822,435
Gas Utilities	1.2	4,758,647
Hotels, Restaurants & Leisure	2.9	11,895,345
Household Products	0.8	3,345,526
Industrial Conglomerates	3.1	13,027,924
Insurance	2.7	11,035,369

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	11

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry (continued)

Industry	Percentage of Net Assets	Value
Internet Software & Services	1.0%	$3,941,455
IT Services	1.4	5,638,944
Machinery	2.4	9,882,306
Media	1.0	3,995,889
Metals & Mining	6.5	26,992,224
Multiline Retail	1.0	4,203,111
Oil, Gas & Consumable Fuels	6.7	27,784,439
Personal Products	0.5	1,896,140
Real Estate Management & Development	5.8	23,880,591
Semiconductors & Semiconductor Equipment	10.5	43,433,233
Specialty Retail	0.7	2,893,685
Textiles, Apparel & Luxury Goods	0.5	2,028,993
Tobacco	1.4	5,616,408
Wireless Telecommunication Services	1.1	4,362,421
Other(1)	4.5	18,794,715
Total		$423,975,224

(1)	Includes Cash Equivalents.

Notes to Portfolio of Investments

(a)	At April 30, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of these securities amounted to $1,578,683 or 0.38% of net assets.

(d)	The rate shown is the seven-day current annualized yield at April 30, 2012.

(e)	Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$891,067	$64,245,827	$(56,756,625)	$—	$8,380,269	$5,055	$8,380,269

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Notes to Portfolio of Investments (continued)
(f)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Natixis Financial Products, Inc. (0.240%)
Security Description	Value
Fannie Mae Pool	$ 176,700
Fannie Mae REMICS	1,311,602
Fannie Mae Whole Loan	41,206
Freddie Mac Gold Pool	370,107
Freddie Mac Non Gold Pool	95,748
Freddie Mac REMICS	1,145,633
Government National Mortgage Association	816,532
United States Treasury Note/Bond	1,142,506
Total Market Value of Collateral Securities	$5,100,034
Pershing LLC (0.330%)
Security Description	Value
Fannie Mae Pool	$414,997
Fannie Mae REMICS	108,619
Fannie Mae-Aces	11,920
Federal Farm Credit Bank	75,344
Federal Home Loan Banks	19,702
Federal Home Loan Mortgage Corp	16,112
Federal National Mortgage Association	22,820
Freddie Mac Coupon Strips	15,741
Freddie Mac Gold Pool	160,283
Freddie Mac Non Gold Pool	60,432
Freddie Mac Reference REMIC	19,218
Freddie Mac REMICS	125,076
Ginnie Mae I Pool	206,346
Ginnie Mae II Pool	576,031
Government National Mortgage Association	68,448
United States Treasury Note/Bond	138,911
Total Market Value of Collateral Securities	$2,040,000
Societe Generale (0.210%)
Security Description	Value
Fannie Mae Pool	$1,678,951
Freddie Mac Gold Pool	785,130
Total Market Value of Collateral Securities	$2,464,081

Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	13

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Fair Value Measurements (continued)

investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$6,571,432	$47,311,698	$—	$53,883,130
Consumer Staples	—	17,680,508	—	17,680,508
Energy	—	27,784,439	—	27,784,439
Financials	2,653,926	132,397,146	—	135,051,072
Industrials	—	30,679,889	—	30,679,889
Information Technology	17,042,511	57,907,662	—	74,950,173
Materials	—	36,826,840	—	36,826,840
Telecommunication Services	—	22,354,892	—	22,354,892
Utilities	—	4,758,647	—	4,758,647
Total Equity Securities	26,267,869	377,701,721	—	403,969,590
Other
Exchange-Trades Notes	—	1,210,919	—	1,210,919
Money Market Funds	8,380,269	—	—	8,380,269
Investments of Cash Collateral Received for Securities on Loan	—	10,414,446	—	10,414,446
Total Other	8,380,269	11,625,365	—	20,005,634
Total	$34,648,138	$389,327,086	$—	$423,975,224

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	15

Portfolio of Investments (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $373,843,615)	$405,180,509
Affiliated issuers (identified cost $8,380,269)	8,380,269
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $998,681)	998,681
Repurchase agreements (identified cost $9,415,765)	9,415,765
Total investments (identified cost $392,638,330)	423,975,224
Foreign currency (identified cost $2,143,133)	2,150,218
Receivable for:
Capital shares sold	1,492,733
Dividends	739,305
Interest	9,869
Prepaid expense	2,169
Total assets	428,369,518
Liabilities
Due upon return of securities on loan	10,414,446
Payable for:
Investments purchased	3,011,026
Capital shares purchased	299,483
Foreign capital gains taxes deferred	663,825
Investment management fees	26,781
Distribution fees	18
Transfer agent fees	3,640
Administration fees	2,712
Compensation of board members	10,549
Other expenses	158,450
Total liabilities	14,590,930
Net assets applicable to outstanding capital stock	$413,778,588

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	17

Statement of Assets and Liabilities (continued)

April 30, 2012 (Unaudited)

Represented by
Paid-in capital	$414,433,678
Undistributed net investment income	810,245
Accumulated net realized loss	(32,145,159)
Unrealized appreciation (depreciation) on:
Investments	31,336,894
Foreign currency translations	6,755
Foreign capital gains tax	(663,825)
Total — representing net assets applicable to outstanding capital stock	$413,778,588
*Value of securities on loan	$9,814,328
Net assets applicable to outstanding shares
Class A	$647,469
Class C	$41,795
Class I	$2,321
Class R	$34,211
Class R5	$412,897,027
Class Z	$155,765
Shares outstanding
Class A	52,481
Class C	3,417
Class I	188
Class R	2,787
Class R5	33,426,105
Class Z	12,632
Net asset value per share
Class A(a)	$12.34
Class C	$12.23
Class I	$12.35
Class R	$12.28
Class R5	$12.35
Class Z	$12.33

(a)	The maximum offering price per share for Class A is $13.09. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Statement of Operations

Six months ended April 30, 2012 (Unaudited)

Net investment income
Income:
Dividends	$4,133,478
Interest	666
Dividends from affiliates	5,055
Income from securities lending — net	89,678
Foreign taxes withheld	(769,893)
Total income	3,458,984
Expenses:
Investment management fees	1,597,877
Distribution fees
Class A	784
Class C	240
Class R	80
Transfer agent fees
Class A	658
Class C	51
Class R	33
Class R5	45,291
Class Z	139
Administration fees	161,727
Compensation of board members	10,444
Custodian fees	115,735
Printing and postage fees	38,770
Registration fees	33,505
Professional fees	41,931
Line of credit interest expense	7,750
Other	16,490
Total expenses	2,071,505
Net investment income	1,387,479

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	19

Statement of Operations (continued)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$(33,495,113)
Foreign currency translations	1,583
Net realized loss	(33,493,530)
Net change in unrealized appreciation (depreciation) on:
Investments	43,316,682
Foreign currency translations	(23,573)
Foreign capital gains tax	(572,383)
Net change in unrealized appreciation	42,720,726
Net realized and unrealized gain	9,227,196
Net increase in net assets resulting from operations	$10,614,675

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Statement of Changes in Net assets

	Six months ended April 30, 2012	Year ended October 31, 2011
	(Unaudited)
Operations
Net investment income	$1,387,479	$6,768,875
Net realized gain (loss)	(33,493,530)	18,864,574
Net change in unrealized appreciation (depreciation)	42,720,726	(79,163,982)
Net increase (decrease) in net assets resulting from operations	10,614,675	(53,530,533)
Distributions to shareholders from:
Net investment income
Class A	(6,071)	(1,210)
Class C	(317)	(78)
Class I	(35)	(16)
Class R	(355)	(11)
Class R5	(5,950,962)	(3,273,747)
Class Z	(1,257)	(136)
Net realized gains
Class A	(27,634)	(247)
Class C	(2,240)	(18)
Class I	(104)	(3)
Class R	(1,429)	(3)
Class R5	(17,996,325)	(633,212)
Class Z	(4,325)	(25)
Total distributions to shareholders	(23,991,054)	(3,908,706)
Increase (decrease) in net assets from share transactions	(78,033,432)	49,818,055
Total decrease in net assets	(91,409,811)	(7,621,184)
Net assets at beginning of period	505,188,399	512,809,583
Net assets at end of period	$413,778,588	$505,188,399
Undistributed net investment income	$810,245	$5,381,763

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	21

Statement of Changes in Net assets (continued)

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	4,109	49,608	55,497	764,739
Distributions reinvested	2,779	30,151	105	1,439
Redemptions	(5,778)	(67,865)	(9,887)	(125,939)
Net increase	1,110	11,894	45,715	640,239
Class C shares
Subscriptions	747	8,945	3,454	48,032
Distributions reinvested	224	2,425	6	81
Redemptions(a)	(1,200)	(14,494)	(2)	(20)
Net increase (decrease)	(229)	(3,124)	3,458	48,093
Class R shares
Subscriptions	178	2,110	2,901	41,379
Distributions reinvested	153	1,654	—	—
Redemptions	(77)	(948)	(556)	(7,980)
Net increase	254	2,816	2,345	33,399
Class R5 shares
Subscriptions	6,516,753	78,393,603	25,759,112	358,782,668
Distributions reinvested	709,038	7,707,242	75,140	1,033,922
Redemptions	(14,012,598)	(164,199,996)	(22,803,465)	(310,843,511)
Net increase (decrease)	(6,786,807)	(78,099,151)	3,030,787	48,973,079
Class Z shares
Subscriptions	4,678	52,601	70,961	1,038,250
Distributions reinvested	502	5,448	10	143
Redemptions	(330)	(3,916)	(63,377)	(915,148)
Net increase	4,850	54,133	7,594	123,245
Total net increase (decrease)	(6,780,822)	(78,033,432)	3,089,899	49,818,055

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Six months ended April 30,		Year ended Oct. 31,
	2012		2011		2010(a)
	(Unaudited)
Class A
Per share data
Net asset value, beginning of period	$12.49		$13.79		$13.32
Income from investment operations:
Net investment income (loss)	0.02		0.15		(0.01)
Net realized and unrealized gain (loss)	0.53		(1.36)		0.48
Total from investment operations	0.55		(1.21)		0.47
Less distributions to shareholders from:
Net investment income	(0.14)		(0.07)		—
Net realized gains	(0.56)		(0.02)		—
Total distributions to shareholders	(0.70)		(0.09)		—
Net asset value, end of period	$12.34		$12.49		$13.79
Total return	5.14%		(8.82%	)	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.46%	(c)(d)	1.45%	(d)	1.50%	(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.46%	(c)(d)	1.45%	(d)(f)	1.50%	(c)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.46%	(c)	1.45%		1.50%	(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.46%	(c)	1.45%	(f)	1.50%	(c)
Net investment income (loss)	0.27%	(c)	1.12%	(f)	(0.95%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$647		$642		$78
Portfolio turnover	16%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	23

Financial Highlights (continued)

	Six months ended April 30,		Year ended Oct. 31,
	2012		2011		2010(a)
	(Unaudited)
Class C
Per share data
Net asset value, beginning of period	$12.38		$13.78		$13.32
Income from investment operations:
Net investment income (loss)	(0.03)		0.06		(0.02)
Net realized and unrealized gain (loss)	0.51		(1.38)		0.48
Total from investment operations	0.48		(1.32)		0.46
Less distributions to shareholders from:
Net investment income	(0.07)		(0.06)		—
Net realized gains	(0.56)		(0.02)		—
Total distributions to shareholders	(0.63)		(0.08)		—
Net asset value, end of period	$12.23		$12.38		$13.78
Total return	4.59%		(9.62%	)	3.45%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.22%	(c)(d)	2.19%	(d)	2.22%	(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.22%	(c)(d)	2.19%	(d)(f)	2.22%	(c)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.21%	(c)	2.19%		2.22%	(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.21%	(c)	2.19%	(f)	2.22%	(c)
Net investment income (loss)	(0.50%	)(c)	0.44%	(f)	(1.93%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$42		$45		$3
Portfolio turnover	16%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30,		Year ended Oct. 31,
	2012		2011	2010(a)
	(Unaudited)
Class I
Per share data
Net asset value, beginning of period	$12.54		$13.79	$13.32
Income from investment operations:
Net investment income (loss)	0.04		0.18	(0.01)
Net realized and unrealized gain (loss)	0.51		(1.33)	0.48
Total from investment operations	0.55		(1.15)	0.47
Less distributions to shareholders from:
Net investment income	(0.18)		(0.08)	—
Net realized gains	(0.56)		(0.02)	—
Total distributions to shareholders	(0.74)		(0.10)	—
Net asset value, end of period	$12.35		$12.54	$13.79
Total return	5.22%		(8.40% )	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.03%	(c)(d)	0.99% (d)	1.08%	(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.03%	(c)(d)	0.99% (d)	1.08%	(c)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.03%	(c)	0.99%	1.08%	(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.03%	(c)	0.99%	1.08%	(c)
Net investment income (loss)	0.68%	(c)	1.31%	(0.78%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$2		$2	$3
Portfolio turnover	16%		63%	21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	25

Financial Highlights (continued)

	Six months ended April 30,		Year ended Oct. 31,
	2012		2011		2010(a)
	(Unaudited)
Class R
Per share data
Net asset value, beginning of period	$12.46		$13.79		$13.32
Income from investment operations:
Net investment income (loss)	0.00	(b)	0.16		(0.02)
Net realized and unrealized gain (loss)	0.51		(1.41)		0.49
Total from investment operations	0.51		(1.25)		0.47
Less distributions to shareholders from:
Net investment income	(0.13)		(0.06)		—
Net realized gains	(0.56)		(0.02)		—
Total distributions to shareholders	(0.69)		(0.08)		—
Net asset value, end of period	$12.28		$12.46		$13.79
Total return	4.87%		(9.15%	)	3.53%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.71%	(d)(e)	1.70%	(e)	1.73%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.71%	(d)(e)	1.68%	(e)(g)	1.73%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.71%	(d)	1.70%		1.73%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.71%	(d)	1.68%	(g)	1.73%	(d)
Net investment income (loss)	0.03%	(d)	1.26%	(g)	(1.43%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$34		$32		$3
Portfolio turnover	16%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	Includes interest expense which rounds to less than 0.01%.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30,		Year ended Oct. 31,
	2012		2011	2010	2009(a)
	(Unaudited)
Class R5
Per share data
Net asset value, beginning of period	$12.54		$13.79	$11.42	$10.00
Income from investment operations:
Net investment income	0.04		0.18	0.13	0.02
Net realized and unrealized gain (loss)	0.51		(1.33)	2.27	1.40
Total from investment operations	0.55		(1.15)	2.40	1.42
Less distributions to shareholders from:
Net investment income	(0.18)		(0.08)	(0.02)	—
Net realized gains	(0.56)		(0.02)	(0.01)	—
Total distributions to shareholders	(0.74)		(0.10)	(0.03)	—
Net asset value, end of period	$12.35		$12.54	$13.79	$11.42
Total return	5.18%		(8.42% )	21.06%	14.20%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.02%	(c)(d)	0.98% (d)	1.09%	1.67%	(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.02%	(c)(d)	0.98% (d)	1.09%	1.15%	(c)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.02%	(c)	0.98%	1.09%	1.67%	(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.02%	(c)	0.98%	1.09%	1.15%	(c)
Net investment income	0.69%	(c)	1.31%	1.09%	0.47%	(c)
Supplemental data
Net assets, end of period (in thousands)	$412,897		$504,370	$512,721	$53,643
Portfolio turnover	16%		63%	21%	4%

Notes to Financial Highlights

(a)	For the period from July 15, 2009 (commencement of operations) to October 31, 2009.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	27

Financial Highlights (continued)

	Six months ended April 30,		Year ended Oct. 31,
	2012		2011		2010(a)
	(Unaudited)
Class Z
Per share data
Net asset value, beginning of period	$12.51		$13.79		$13.32
Income from investment operations:
Net investment income (loss)	0.04		0.19		(0.01)
Net realized and unrealized gain (loss)	0.50		(1.37)		0.48
Total from investment operations	0.54		(1.18)		0.47
Less distributions to shareholders from:
Net investment income	(0.16)		(0.08)		—
Net realized gains	(0.56)		(0.02)		—
Total distributions to shareholders	(0.72)		(0.10)		—
Net asset value, end of period	$12.33		$12.51		$13.79
Total return	5.08%		(8.63%	)	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.22%	(c)(d)	1.24%	(d)	1.23%	(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.22%	(c)(d)	1.24%	(d)(f)	1.23%	(c)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.22%	(c)	1.24%		1.23%	(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.22%	(c)	1.24%	(f)	1.23%	(c)
Net investment income (loss)	0.59%	(c)	1.35%	(f)	(0.93%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$156		$97		$3
Portfolio turnover	16%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes interest expense which rounds to less than 0.01%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Notes to Financial Statements

April 30, 2012 (Unaudited)

Note 1. Organization

Columbia Asia Pacific ex-Japan Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary	of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	29

Notes to Financial Statements (continued)

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term

30	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	31

Notes to Financial Statements (continued)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

32	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	33

Notes to Financial Statements (continued)

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended April 30, 2012 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended April 30, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2012, other expenses paid to this company were $1,514.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The

34	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the six months ended April 30, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class C	0.21
Class R	0.21
Class R5	0.02
Class Z	0.21

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended April 30, 2012, no minimum account balance fees were charged by the Fund.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	35

Notes to Financial Statements (continued)

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,000 Class C shares. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $141 for Class A and $2 for Class C shares for the six months ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class C	2.25
Class I	1.08
Class R	1.75
Class R5	1.13
Class Z	1.25

Prior to January 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after

36	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class C	2.25
Class I	1.10
Class R	1.75
Class R5	1.15
Class Z	1.25

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2012, the cost of investments for federal income tax purposes was approximately $392,638,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$52,548,000
Unrealized depreciation	$(21,211,000)
Net unrealized appreciation	$31,337,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	37

Notes to Financial Statements (continued)

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $66,735,155 and $169,425,138, respectively, for the six months ended April 30, 2012.

Note 6. Lending	of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At April 30, 2012, securities valued at $9,814,328 were on loan, secured by cash collateral of $10,414,446 (which does not reflect calls for collateral made to

38	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated	Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At April 30, 2012, one unaffiliated shareholder account owned 21.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the six months ended April 30, 2012, the average daily loan balance outstanding on days when borrowing existed was $10,994,737 at a weighted average interest rate of 1.35%.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	39

Notes to Financial Statements (continued)

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asian Pacific Region Risk

Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country.

Geographic Concentration Risk

Because the Fund concentrates its investments in the Asian Pacific Region, the Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the Asian Pacific Region. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of companies in the Asian Pacific Region fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Note 11. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

40	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Note 12. Information	Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	41

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Asia Pacific ex-Japan Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”). In addition, under a Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management and Threadneedle International Limited (the “Subadviser”) an affiliate of Columbia Management, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the “Advisory Agreements”). Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management

42	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser:    The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Board noted the information it received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Board took into account its meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Board also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	43

Approval of Investment Management Services

and Subadvisory Agreements (continued)

Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material issues have been reported. The Board also considered the Subadviser’s investment strategy/style, including particularly as it relates to the Fund, as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of the Subadviser and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the investment manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the investment manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent

44	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the investment manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the investment manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. Based on its review, the Board concluded that the Fund’s management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT	45

Approval of Investment Management Services

and Subadvisory Agreements (continued)

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

46	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2012 SEMIANNUAL REPORT

Columbia Asia Pacific ex-Japan Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6533 D (6/12)

Semiannual Report

Columbia

Emerging Markets Bond Fund

Semiannual Report for the Period Ended April 30, 2012

Columbia Emerging Markets Bond Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Fund Expense Example	6

Portfolio of Investments	8

Statement of Assets and Liabilities	19

Statement of Operations	21

Statement of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	33

Proxy Voting	51

Approval of Investment Management Services Agreement	51

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Emerging Markets Bond Fund (the Fund) Class A shares returned 7.52% (excluding sales charge) for the six months ended April 30, 2012.

>	The Fund outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which rose 7.33% for the same timeframe.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	6 months*	1 year	5 years	Since inception 2/16/06
Columbia Emerging Markets Bond Fund Class A (excluding sales charge)	+7.52%	+9.60%	+8.83%	+9.19%
J.P. Morgan EMBI-Global(1) (unmanaged)	+7.33%	+13.00%	+8.79%	+8.83%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

(1)

The J.P. Morgan EMBI-Global, an unmanaged index, is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans. The index reflects reinvestment of all distributions and changes in market prices.

2	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	6 months*	1 year	5 years	Since inception
Class A (inception 2/16/06)	+7.52%	+9.60%	+8.83%	+9.19%
Class B (inception 2/16/06)	+7.18%	+8.72%	+8.00%	+8.36%
Class C (inception 2/16/06)	+7.09%	+8.87%	+8.05%	+8.38%
Class I (inception 2/16/06)	+7.75%	+10.18%	+9.33%	+9.65%
Class R** (inception 11/16/11)	+7.51%	+9.51%	+8.68%	+9.04%
Class R4 (inception 2/16/06)	+7.78%	+9.85%	+9.08%	+9.41%
Class W** (inception 12/1/06)	+7.60%	+9.59%	+8.82%	+9.16%
Class Z** (inception 9/27/10)	+7.60%	+10.04%	+8.97%	+9.30%

With sales charge
Class A (inception 2/16/06)	+2.37%	+4.40%	+7.77%	+8.33%
Class B (inception 2/16/06)	+2.18%	+3.72%	+7.71%	+8.36%
Class C (inception 2/16/06)	+6.09%	+7.87%	+8.05%	+8.38%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 4.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized.
**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	3

Your Fund at a Glance (continued)

COUNTRY BREAKDOWN(1) (at April 30, 2012)
Argentina	3.4%
Brazil	7.4
Colombia	6.8
Dominican Republic	2.1
El Salvador	0.5
Hungary	0.7
Indonesia	9.1
Kazakhstan	1.7
Latvia	0.3
Lithuania	2.0
Mexico	9.3
Peru	3.4
Philippines	1.4
Poland	1.9
Qatar	1.1
Rebublic of Namibia	1.3
Rebublic of the Congo	0.3
Romania	1.0
Russian Federation	13.0
South Africa	0.4
South Korea	0.9
Supra-National	0.2
Trinidad and Tobago	1.3
Turkey	6.0
Ukraine	1.5
United Arab Emirates	1.5
Uruguay	6.1
Venezuela	9.3
Other(2)	6.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes investments in Money Market Funds.

4	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

QUALITY BREAKDOWN(1) (at April 30, 2012)
AA rating	1.1%
A rating	5.7
BBB rating	53.9
BB rating	21.0
B rating	17.7
Not rated	0.6

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	5

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

November 1, 2011 — April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,075.20		1,019.19	5.88		5.72	1.14
Class B	1,000.00	1,000.00	1,071.80		1,015.12	10.10		9.82	1.96
Class C	1,000.00	1,000.00	1,070.90		1,015.61	9.58		9.32	1.86
Class I	1,000.00	1,000.00	1,077.50		1,021.48	3.51		3.42	0.68
Class R	1,000.00	1,000.00	1,078.00	*	1,016.36	6.42	*	6.23	1.37	*
Class R4	1,000.00	1,000.00	1,077.80		1,019.99	5.06		4.92	0.98
Class W	1,000.00	1,000.00	1,076.00		1,019.05	6.04		5.87	1.17
Class Z	1,000.00	1,000.00	1,076.00		1,020.64	4.39		4.27	0.85

*	For the period November 16, 2011 through April 30, 2012. Class R shares commenced operations on November 16, 2011.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	7

Portfolio of Investments

Columbia Emerging Markets Bond Fund

April 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) 8.1%

BRAZIL 2.3%
Banco BMG SA Senior Notes(b)
04/15/18	8.000%	$1,500,000	$1,318,632
Banco Cruzeiro do Sul SA Senior Unsecured(b)
01/20/16	8.250%	3,100,000	2,325,081
Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%	7,000,000	7,612,500
Companhia De Eletricidade Do Estad
04/27/16	11.750%	BRL 3,500,000	1,946,332

Total			13,202,545
COLOMBIA 1.2%
BanColombia SA Senior Unsecured
06/03/21	5.950%	4,500,000	4,781,250
Banco de Bogota SA Senior Unsecured(b)
01/15/17	5.000%	2,000,000	2,080,308

Total			6,861,558
PERU 0.4%
Banco de Credito del Peru Subordinated Notes(b)(c)
10/15/22	7.170%	PEN 6,000,000	2,399,546
RUSSIAN FEDERATION 3.1%
Lukoil International Finance BV(b)
11/05/19	7.250%	2,400,000	2,705,939
11/09/20	6.125%	2,250,000	2,387,907
Lukoil International Finance BV(b)(d)
06/07/22	6.656%	1,000,000	1,107,840
Metalloinvest Finance Ltd.(b)
07/21/16	6.500%	2,000,000	1,982,448
Novatek Finance Ltd. Senior Unsecured(b)
02/03/21	6.604%	4,000,000	4,400,563
Severstal JSC via Steel Capital SA Notes(b)
07/26/16	6.250%	1,500,000	1,492,618
TNK-BP Finance SA(b)
03/13/18	7.875%	1,000,000	1,160,217

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

RUSSIAN FEDERATION (cont.)
VimpelCom Holdings BV(b)
03/01/22	7.504%	$2,500,000	$2,425,000

Total			17,662,532
UKRAINE 1.1%
Ferrexpo Finance PLC(b)
04/07/16	7.875%	800,000	748,499
MHP SA(b)
04/29/15	10.250%	3,928,000	3,892,429
Metinvest BV(b)
02/14/18	8.750%	1,500,000	1,387,500

Total			6,028,428
Total Corporate Bonds & Notes
(Cost: $44,751,249)			$46,154,609

Foreign Government Obligations(a) 85.0%

ARGENTINA 3.4%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%	$4,035,000	$3,651,675
Argentina Bonar Bonds Senior Unsecured(d)
04/17/17	7.000%	7,935,000	6,459,090
Argentina Republic Government International Bond Senior Unsecured(c)
12/15/35	4.383%	13,450,000	1,614,000
City of Buenos Aires Senior Unsecured(b)
03/01/17	9.950%	2,000,000	1,764,873
Provincia de Buenos Aires(b) Senior Unsecured
10/05/15	11.750%	1,990,000	1,750,927
01/26/21	10.875%	2,780,000	1,966,916
Provincia de Cordoba Senior Unsecured(b)
08/17/17	12.375%	2,450,000	1,927,342

Total			19,134,823

The accompanying Notes to Financial Statements are an integral part of this statement.

8	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

BRAZIL 5.0%
Brazil Notas do Tesouro Nacional
01/01/13	10.000%	BRL 1,218,100	$6,662,489
01/01/17	10.000%	BRL 681,900	3,679,863
Cia de Saneamento Basico do Estado de Sao Paulo Senior Unsecured(b)
12/16/20	6.250%	500,000	533,750
Morgan Stanley Senior Unsecured
10/22/20	11.500%	BRL 3,300,000	1,764,628
Petrobras International Finance Co.
03/15/19	7.875%	3,200,000	3,956,323
01/20/20	5.750%	1,000,000	1,116,158
01/27/21	5.375%	7,224,000	7,877,244
01/20/40	6.875%	2,600,000	3,143,834

Total			28,734,289
COLOMBIA 5.5%
Bogota Distrito Capital Senior Unsecured(b)
07/26/28	9.750%	COP 1,377,000,000	1,063,128
Colombia Government International Bond Senior Unsecured
10/22/15	12.000%	COP 2,093,000,000	1,483,916
01/18/41	6.125%	6,600,000	8,312,439
Corp. Andina de Fomento Senior Unsecured
06/04/19	8.125%	3,125,000	3,907,009
Empresa de Energia de Bogota SA Senior Unsecured(b)(d)
11/10/21	6.125%	6,645,000	7,011,163
Empresas Publicas de Medellin ESP Senior Unsecured(b)
02/01/21	8.375%	COP 12,188,000,000	7,426,023
Republic of Colombia Senior Unsecured
06/28/27	9.850%	COP 1,000,000,000	825,872
Transportadora de Gas Internacional SA ESP Senior Unsecured(b)(d)
03/20/22	5.700%	1,400,000	1,431,623

Total			31,461,173
DOMINICAN REPUBLIC 2.1%
Dominican Republic International Bond(b) Senior Unsecured
05/06/21	7.500%	7,500,000	7,877,876
04/20/27	8.625%	3,984,000	4,262,880

Total			12,140,756

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

EL SALVADOR 0.5%
El Salvador Government International Bond(b) Senior Unsecured
04/10/32	8.250%	$1,000,000	$1,105,000
06/15/35	7.650%	1,810,000	1,877,875

Total			2,982,875
HUNGARY 0.7%
Hungary Government International Bond Senior Unsecured
03/29/41	7.625%	1,500,000	1,423,125
Hungary Government International Bond(d) Senior Unsecured
03/29/21	6.375%	2,400,000	2,303,644

Total			3,726,769
INDONESIA 9.1%
Indonesia Government International Bond(b) Senior Unsecured
05/05/21	4.875%	8,000,000	8,601,301
01/17/38	7.750%	3,700,000	5,013,500
Indonesia Government International Bond(b)(d)
01/17/42	5.250%	1,000,000	1,023,750
Indonesia Treasury Bond Senior Unsecured
10/15/14	11.000%	IDR 6,000,000,000	748,268
07/15/17	10.000%	IDR 10,000,000,000	1,316,559
09/15/19	11.500%	IDR 29,400,000,000	4,278,174
11/15/20	11.000%	IDR 9,000,000,000	1,311,611
06/15/21	12.800%	IDR 6,800,000,000	1,091,310
07/15/22	10.250%	IDR 23,210,000,000	3,278,690
09/15/24	10.000%	IDR 9,000,000,000	1,275,225
Majapahit Holding BV(b)
10/17/16	7.750%	1,830,000	2,099,925
06/28/17	7.250%	1,150,000	1,316,434
08/07/19	8.000%	3,600,000	4,302,000
01/20/20	7.750%	4,900,000	5,817,710
PT Pertamina Persero(b)
05/23/21	5.250%	2,000,000	2,064,107
Senior Unsecured
05/27/41	6.500%	1,000,000	1,058,860
PT Pertamina Persero(b)(e) Senior Unsecured
05/03/22	4.875%	1,000,000	995,000
05/03/42	6.000%	3,000,000	2,947,500
PT Perusahaan Listrik Negara Senior Unsecured(b)
11/22/21	5.500%	3,000,000	3,088,681

Total			51,628,605

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	9

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

KAZAKHSTAN 1.7%
KazMunayGas National Co.(b) Senior Unsecured
07/02/18	9.125%	$4,095,000	$5,093,156
05/05/20	7.000%	2,650,000	3,034,662
04/09/21	6.375%	1,500,000	1,666,875

Total			9,794,693
LATVIA 0.3%
Republic of Latvia Senior Unsecured(b)
06/16/21	5.250%	1,500,000	1,488,935
LITHUANIA 2.0%
Lithuania Government International Bond(b) Senior Unsecured
02/11/20	7.375%	600,000	705,336
03/09/21	6.125%	4,850,000	5,259,448
02/01/22	6.625%	3,830,000	4,287,646
Lithuania Government International Bond(b)(d) Senior Unsecured
09/14/17	5.125%	1,150,000	1,200,722

Total			11,453,152
MEXICO 9.2%
Comision Federal De Electricidad Senior Unsecured(b)
02/14/42	5.750%	3,200,000	3,248,000
Mexican Bonos
12/17/15	8.000%	MXN 1,940,000	1,634,852
12/15/16	7.250%	MXN 4,801,000	3,990,127
12/14/17	7.750%	MXN 3,910,000	3,340,409
06/10/21	6.500%	MXN 1,500,000	1,180,029
06/09/22	6.500%	MXN 8,900,000	6,949,283
06/03/27	7.500%	MXN 15,188,000	12,398,462
Pemex Project Funding Master Trust
01/21/21	5.500%	1,500,000	1,669,500
06/15/35	6.625%	4,304,000	5,046,440
06/15/38	6.625%	2,000,000	2,350,000
Pemex Project Funding Master Trust(b)(d)
01/24/22	4.875%	1,800,000	1,919,032
Petroleos Mexicanos
05/03/19	8.000%	1,600,000	2,032,000
06/02/41	6.500%	2,000,000	2,320,000
Petroleos Mexicanos(b)(d)
06/02/41	6.500%	4,000,000	4,640,000

Total			52,718,134

PERU 3.0%
Corp. Financiera de Desarrollo SA Senior Unsecured(b)
02/08/22	4.750%	$5,000,000	$5,222,317
Peru Enhanced Pass-Through Finance Ltd. Pass-Thru Certificates(b)(f)
05/31/18	0.000%	5,513,287	4,851,692
Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%	1,500,000	2,077,500
11/18/50	5.625%	1,800,000	2,083,500
Peruvian Government International Bond(b) Senior Unsecured
08/12/20	7.840%	PEN 1,400,000	625,790
Peruvian Government International Bond(d) Senior Unsecured
03/14/37	6.550%	1,500,000	1,970,250

Total			16,831,049
PHILIPPINES 1.4%
Philippine Government International Bond Senior Unsecured
03/30/26	5.500%	1,500,000	1,721,250
01/14/36	6.250%	PHP 106,000,000	2,625,207
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%	3,000,000	3,795,231

Total			8,141,688
POLAND 1.9%
Poland Government International Bond Senior Unsecured
04/21/21	5.125%	8,000,000	8,640,000
03/23/22	5.000%	2,000,000	2,140,000

Total			10,780,000
QATAR 1.0%
Qatar Government International Bond(b) Senior Unsecured
01/20/22	4.500%	4,500,000	4,747,500
01/20/40	6.400%	1,000,000	1,196,250

Total			5,943,750
REPUBLIC OF NAMIBIA 1.3%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%	7,300,000	7,610,250

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

REPUBLIC OF THE CONGO 0.3%
Republic of Congo Senior Unsecured(c)
06/30/29	3.000%	$2,232,500	$1,730,188
ROMANIA 1.0%
Romanian Government International Bond Senior Unsecured(b)
02/07/22	6.750%	5,400,000	5,667,173
RUSSIAN FEDERATION 9.7%
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured(b)
08/07/18	8.700%	3,180,000	3,927,300
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
11/22/16	6.212%	3,350,000	3,655,687
04/11/18	8.146%	850,000	1,002,873
01/23/21	5.999%	2,000,000	2,130,800
Gazprom OAO Via Gaz Capital SA(b)(d) Senior Unsecured
03/07/22	6.510%	9,800,000	10,757,460
08/16/37	7.288%	2,950,000	3,403,562
Russian Foreign Bond—Eurobond(b) Senior Unsecured
03/10/18	7.850%	RUB 60,000,000	2,129,749
04/29/20	5.000%	6,000,000	6,487,500
Russian Foreign Bond—Eurobond(b)(c) Senior Unsecured
03/31/30	7.500%	6,368,355	7,634,066
Russian Foreign Bond—Eurobond(b)(d) Senior Unsecured
04/04/42	5.625%	3,000,000	3,159,300
Sberbank of Russia Via SB Capital SA Senior Unsecured
06/16/21	5.717%	1,500,000	1,518,750
Sberbank of Russia Via SB Capital SA(b) Senior Unsecured
02/07/22	6.125%	4,800,000	4,923,325
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)
11/22/25	6.800%	4,500,000	4,770,000

Total			55,500,372
SOUTH AFRICA 0.4%
South Africa Government International Bond Senior Unsecured
01/17/24	4.665%	2,200,000	2,304,500

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

SOUTH KOREA 0.9%
Export-Import Bank of Korea Senior Unsecured
09/15/21	4.375%	$4,000,000	$4,073,756
04/11/22	5.000%	1,000,000	1,074,105

Total			5,147,861
SUPRA-NATIONAL 0.2%
African Export-Import Bank Senior Unsecured
07/27/16	5.750%	1,000,000	1,037,800
TRINIDAD AND TOBAGO 1.3%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)
08/14/19	9.750%	5,800,000	7,140,180
TURKEY 5.9%
Export Credit Bank of Turkey(b)
11/04/16	5.375%	3,000,000	3,046,195
Senior Unsecured
04/24/19	5.875%	3,000,000	3,022,093
Turkey Government International Bond
03/25/22	5.125%	4,000,000	4,074,000
01/14/41	6.000%	2,100,000	2,136,750
Senior Unsecured
11/07/19	7.500%	1,625,000	1,950,000
06/05/20	7.000%	1,300,000	1,521,000
03/30/21	5.625%	4,550,000	4,868,500
09/26/22	6.250%	5,000,000	5,537,500
03/17/36	6.875%	3,800,000	4,303,500
05/30/40	6.750%	3,100,000	3,433,250

Total			33,892,788
UKRAINE 0.4%
City of Kyiv Via Kyiv Finance PLC Senior Unsecured(b)
07/11/16	9.375%	1,100,000	958,298
Ukraine Government International Bond Senior Unsecured(b)
02/23/21	7.950%	1,655,000	1,496,068

Total			2,454,366
UNITED ARAB EMIRATES 1.5%
Abu Dhabi National Energy Co. Senior Unsecured(b)
12/13/21	5.875%	4,500,000	4,866,132
Dolphin Energy Ltd. Senior Secured(b)
12/15/21	5.500%	3,550,000	3,814,446

Total			8,680,578

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	11

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

URUGUAY 6.0%
Uruguay Government International Bond
04/05/27	4.250%	UYU 17,027,199	$19,416,056
06/26/37	3.700%	UYU 3,428,591	3,645,626
Senior Unsecured
12/15/28	4.375%	UYU 7,443,766	8,674,254
03/21/36	7.625%	1,783,939	2,505,542

Total			34,241,478
VENEZUELA 9.2%
Petroleos de Venezuela SA
04/12/17	5.250%	11,647,000	9,040,984
11/02/17	8.500%	18,020,000	16,082,850
02/17/22	12.750%	2,140,000	2,177,450
Petroleos de Venezuela SA(d) Senior Unsecured
10/28/15	5.000%	10,700,500	9,127,526
Venezuela Government International Bond Senior Unsecured
02/26/16	5.750%	4,289,500	3,881,998
05/07/23	9.000%	13,050,000	11,353,500
03/31/38	7.000%	800,000	572,000

Total			52,236,308
Total Foreign Government Obligations
(Cost: $447,073,161)			$484,604,533
		Shares	Value
Money Market Funds 6.0%

Columbia Short-Term Cash Fund,
0.144%(g)(h)		34,054,457	$34,054,457
Total Money Market Funds
(Cost: $34,054,457)			$34,054,457

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 3.6%

REPURCHASE AGREEMENTS 3.6%
Citigroup Global Markets, Inc. dated 04/30/12, matures 05/01/12, repurchase price $2,000,012(i)
	0.210%	$2,000,000	$2,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

REPURCHASE AGREEMENTS (cont.)
Mizuho Securities USA, Inc. dated 04/30/12, matures 05/01/12, repurchase price $5,000,033(i)
	0.240%	$5,000,000	$5,000,000
Natixis Financial Products, Inc. dated 04/30/12, matures 05/01/12, repurchase price $7,000,047(i)
	0.240%	7,000,000	7,000,000
Pershing LLC dated 04/30/12, matures 05/01/12, repurchase price $1,000,009(i)
	0.330%	1,000,000	1,000,000
Societe Generale dated 04/30/12, matures 05/01/12, repurchase price $5,796,409(i)
	0.210%	5,796,376	5,796,376

Total			20,796,376
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $20,796,376)			$20,796,376
Total Investments
(Cost: $546,675,243)			$585,609,975
Other Assets & Liabilities, Net			(15,477,021)
Net Assets			$570,162,954

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at April 30, 2012
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets, Inc.	May 7, 2012	6,000,000 (USD	)	53,892,000,000 (IDR	)	$—	$(139,353)

Credit Default Swap Contracts Outstanding at April 30, 2012 Buy Protection
Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate	Notional Amount	Market Value	Unamortized Premium (Paid) Received	Periodic Payments Receivable (Payable)	Unrealized Appreciation	Unrealized Depreciation

JPMorgan Chase Bank	CDX Emerging Markets Index	June 20, 2013	2.650%	$2,000,000	$(26,068)	$(93,744)	$(19,581)	$—	$(139,393)

Credit Default Swap Contracts Outstanding at April 30, 2012 Sell Protection
Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate	Notional Amount	Market Value	Unamortized Premium (Paid) Received	Periodic Payments Receivable (Payable)	Unrealized Appreciation	Unrealized Depreciation
Merril Lynch Intl	CDX Emerging Markets Index	June 20, 2013	2.650%	$2,000,000	$26,068	$—	$19,581	$45,649	$—

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of these securities amounted to $262,340,221 or 46.01% of net assets.

(c)	Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(d)	At April 30, 2012, security was partially or fully on loan.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	Zero coupon bond.

(g)	The rate shown is the seven-day current annualized yield at April 30, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	13

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(h)	Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$43,207,633	$103,307,472	$(112,460,648)	$—	$34,054,457	$24,981	$34,054,457

(i)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citigroup Global Markets, Inc. (0.210%)

Security Description	Value
Fannie Mae REMICS	$733,049
Fannie Mae-Aces	137,795
Freddie Mac REMICS	718,141
Government National Mortgage Association	451,015
Total Market Value of Collateral Securities	$2,040,000

Mizuho Securities USA, Inc. (0.240%)

Security Description	Value
Fannie Mae REMICS	$2,530,245
Freddie Mac REMICS	2,569,755
Total Market Value of Collateral Securities	$5,100,000

Natixis Financial Products, Inc. (0.240%)

Security Description	Value
Fannie Mae Pool	$247,380
Fannie Mae REMICS	1,836,242
Fannie Mae Whole Loan	57,689
Freddie Mac Gold Pool	518,151
Freddie Mac Non Gold Pool	134,047
Freddie Mac REMICS	1,603,886
Government National Mortgage Association	1,143,145
United States Treasury Note/Bond	1,599,508
Total Market Value of Collateral Securities	$7,140,048

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Notes to Portfolio of Investments (continued)

Pershing LLC (0.330%)

Security Description	Value
Fannie Mae Pool	$207,499
Fannie Mae REMICS	54,310
Fannie Mae-Aces	5,960
Federal Farm Credit Bank	37,671
Federal Home Loan Banks	9,851
Federal Home Loan Mortgage Corp	8,055
Federal National Mortgage Association	11,410
Freddie Mac Coupon Strips	7,871
Freddie Mac Gold Pool	80,142
Freddie Mac Non Gold Pool	30,216
Freddie Mac Reference REMIC	9,609
Freddie Mac REMICS	62,538
Ginnie Mae I Pool	103,173
Ginnie Mae II Pool	288,015
Government National Mortgage Association	34,224
United States Treasury Note/Bond	69,456
Total Market Value of Collateral Securities	$1,020,000

Societe Generale (0.210%)

Security Description	Value
Fannie Mae Pool	$4,028,467
Freddie Mac Gold Pool	1,883,836
Total Market Value of Collateral Securities	$5,912,303

Currency Legend
BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peru Nuevos Soles
PHP	Philippine Peso
RUB	Russian Rouble
UYU	Uruguay Pesos

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	15

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes
Banking	$—	$18,675,225	$2,399,546	$21,074,771
All Other Industries	—	25,079,838	—	25,079,838
Foreign Government Obligations	—	479,752,841	4,851,692	484,604,533
Total Bonds	—	523,507,904	7,251,238	530,759,142
Other
Money Market Funds	34,054,457	—	—	34,054,457
Investments of Cash Collateral Received for Securities on Loan	—	20,796,376	—	20,796,376
Total Other	34,054,457	20,796,376	—	54,850,833
Investments in Securities	34,054,457	544,304,280	7,251,238	585,609,975
Derivatives
Assets
Swap Contracts	—	45,649	—	45,649
Liabilities
Forward Foreign Currency Exchange Contracts	—	(139,353)	—	(139,353)
Swap Contracts	—	(139,393)	—	(139,393)
Total	$34,054,457	$544,071,183	$7,251,238	$585,376,878

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds and Foreign Government Obligations classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	17

Portfolio of Investments (continued)

Fair Value Measurements

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Foreign Government Obligations	Total
Balance as of October 31, 2011	$5,323,255	$5,106,152	$10,429,407
Accrued discounts/premiums	323	87,461	87,784
Realized gain (loss)	—	138,027	138,027
Change in unrealized appreciation (depreciation)*	60,668	(55,849)	4,819
Sales	—	(424,099)	(424,099)
Purchases	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(2,984,700)	—	(2,984,700)
Balance as of April 30, 2012	$2,399,546	$4,851,692	$7,251,238

*	Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2012 was $4,819, which is comprised of Corporate Bonds & Notes of $60,668 and Foreign Government Obligations of $(55,849).

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $491,824,410)	$530,759,142
Affiliated issuers (identified cost $34,054,457)	34,054,457
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $20,796,376)	20,796,376
Total investments (identified cost $546,675,243)	585,609,975
Foreign currency (identified cost $20,075)	19,970
Unrealized appreciation on swap contracts	45,649
Premiums paid on outstanding swap contracts	93,744
Receivable for:
Capital shares sold	2,368,404
Dividends	4,693
Interest	8,105,534
Reclaims	237,234
Prepaid expense	401
Total assets	596,485,604
Liabilities
Due upon return of securities on loan	20,796,376
Unrealized depreciation on forward foreign currency exchange contracts	139,353
Unrealized depreciation on swap contracts	139,393
Payable for:
Investments purchased on a delayed delivery basis	3,953,070
Capital shares purchased	688,516
Foreign capital gains taxes deferred	506,990
Investment management fees	24,730
Distribution fees	8,849
Transfer agent fees	16,992
Administration fees	3,241
Plan administration fees	1
Compensation of board members	12,439
Other expenses	32,700
Total liabilities	26,322,650
Net assets applicable to outstanding capital stock	$570,162,954

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	19

Statement of Assets and Liabilities (continued)

April 30, 2012 (Unaudited)

Represented by
Paid-in capital	$530,845,103
Undistributed net investment income	53,040
Accumulated net realized gain	1,067,214
Unrealized appreciation (depreciation) on:
Investments	38,934,732
Foreign currency translations	2,952
Forward foreign currency exchange contracts	(139,353)
Swap contracts	(93,744)
Foreign capital gains tax	(506,990)
Total — representing net assets applicable to outstanding capital stock	$570,162,954
*Value of securities on loan	$20,518,348
Net assets applicable to outstanding shares
Class A	$211,661,256
Class B	$3,096,228
Class C	$35,092,314
Class I	$176,052,096
Class R	$2,798,098
Class R4	$67,274
Class W	$63,052,578
Class Z	$78,343,110
Shares outstanding
Class A	17,884,455
Class B	261,689
Class C	2,976,691
Class I	14,872,362
Class R	236,501
Class R4	5,686
Class W	5,334,276
Class Z	6,618,890
Net asset value per share
Class A(a)	$11.83
Class B	$11.83
Class C	$11.79
Class I	$11.84
Class R	$11.83
Class R4	$11.83
Class W	$11.82
Class Z	$11.84

(a)	The maximum offering price per share for Class A is $12.42. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Statement of Operations

Six months ended April 30, 2012 (Unaudited)

Net investment income
Income:
Interest	$17,246,564
Dividends from affiliates	24,981
Income from securities lending — net	18,290
Foreign taxes withheld	(99,476)
Total income	17,190,359
Expenses:
Investment management fees	1,287,426
Distribution fees
Class A	218,641
Class B	14,522
Class C	133,160
Class R	3,596
Class W	81,162
Transfer agent fees
Class A	181,983
Class B	4,081
Class C	24,126
Class R	1,327
Class R4	16
Class W	80,440
Class Z	41,815
Administration fees	169,677
Plan administration fees
Class R4	80
Compensation of board members	8,508
Custodian fees	17,649
Printing and postage fees	70,078
Registration fees	57,623
Professional fees	25,530
Other	10,719
Total expenses	2,432,159
Net investment income	14,758,200

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	21

Statement of Operations (continued)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$4,378,763
Foreign currency translations	(8,774)
Forward foreign currency exchange contracts	(87,804)
Swap contracts	(41,112)
Net realized gain	4,241,073
Net change in unrealized appreciation (depreciation) on:
Investments	16,862,089
Foreign currency translations	57,177
Forward foreign currency exchange contracts	(139,353)
Swap contracts	41,112
Foreign capital gains tax	196,382
Net change in unrealized appreciation	17,017,407
Net realized and unrealized gain	21,258,480
Net increase in net assets resulting from operations	$36,016,680

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Statement of Changes in Net Assets

	Six months ended April 30, 2012	Year ended October 31, 2011
	(Unaudited)
Operations
Net investment income	$14,758,200	$17,711,105
Net realized gain	4,241,073	3,212,656
Net change in unrealized appreciation (depreciation)	17,017,407	(7,872,951)
Net increase in net assets resulting from operations	36,016,680	13,050,810
Distributions to shareholders from:
Net investment income
Class A	(5,229,864)	(7,750,174)
Class B	(73,566)	(196,832)
Class C	(700,990)	(630,862)
Class I	(5,166,283)	(5,953,682)
Class R	(39,527)	—
Class R4	(1,918)	(6,037)
Class W	(1,886,667)	(4,620,928)
Class Z	(1,638,441)	(639,172)
Total distributions to shareholders	(14,737,256)	(19,797,687)
Increase (decrease) in net assets from share transactions	113,694,017	205,552,705
Total increase in net assets	134,973,441	198,805,828
Net assets at beginning of period	435,189,513	236,383,685
Net assets at end of period	$570,162,954	$435,189,513
Undistributed (excess of distributions over) net investment income	$53,040	$32,096

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	7,704,724	89,411,920	13,938,745	159,706,661
Distributions reinvested	387,358	4,449,604	571,149	6,453,743
Redemptions	(4,505,563)	(51,340,060)	(6,775,696)	(76,877,295)
Net increase	3,586,519	42,521,464	7,734,198	89,283,109
Class B shares
Subscriptions	35,752	410,718	92,140	1,049,749
Distributions reinvested	6,068	69,506	16,350	184,551
Redemptions(a)	(31,562)	(358,751)	(162,774)	(1,867,927)
Net increase (decrease)	10,258	121,473	(54,284)	(633,627)
Class C shares
Subscriptions	1,470,557	16,870,020	1,570,385	17,929,446
Distributions reinvested	44,084	505,224	40,128	451,517
Redemptions	(297,246)	(3,402,523)	(162,089)	(1,812,992)
Net increase	1,217,395	13,972,721	1,448,424	16,567,971

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	23

Statement of Changes in Net Assets (continued)

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Class I shares
Subscriptions	1,927,981	21,857,911	10,033,486	111,973,959
Distributions reinvested	450,630	5,165,921	527,831	5,952,874
Redemptions	(430,947)	(4,997,829)	(4,320,641)	(49,447,808)
Net increase	1,947,664	22,026,003	6,240,676	68,479,025
Class R shares
Subscriptions	255,373	2,916,805	—	—
Distributions reinvested	908	10,600	—	—
Redemptions	(19,780)	(233,258)	—	—
Net increase	236,501	2,694,147	—	—
Class R4 shares
Subscriptions	67	763	59	692
Distributions reinvested	138	1,575	468	5,267
Redemptions	(2)	(24)	(5,676)	(63,898)
Net increase (decrease)	203	2,314	(5,149)	(57,939)
Class W shares
Subscriptions	782,046	8,976,289	1,785,831	20,130,576
Distributions reinvested	165,201	1,886,504	409,579	4,620,561
Redemptions	(1,613,605)	(18,620,063)	(2,537,796)	(28,817,552)
Net decrease	(666,358)	(7,757,270)	(342,386)	(4,066,415)
Class Z shares
Subscriptions	4,226,026	48,974,875	3,410,088	38,870,785
Distributions reinvested	112,728	1,298,844	45,123	506,557
Redemptions	(883,165)	(10,160,554)	(302,416)	(3,396,761)
Net increase	3,455,589	40,113,165	3,152,795	35,980,581
Total net increase	9,787,771	113,694,017	18,174,274	205,552,705

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class A
Per share data
Net asset value, beginning of period	$11.33		$11.69	$10.35	$7.05	$10.57	$10.16
Income from investment operations:
Net investment income	0.34		0.68	0.76	0.53	0.61	0.59
Net realized and unrealized gain (loss)	0.50		(0.29)	1.32	3.22	(3.43)	0.39
Total from investment operations	0.84		0.39	2.08	3.75	(2.82)	0.98
Less distributions to shareholders from:
Net investment income	(0.34)		(0.75)	(0.74)	(0.45)	(0.61)	(0.55)
Net realized gains	—		—	—	—	(0.09)	(0.02)
Total distributions to shareholders	(0.34)		(0.75)	(0.74)	(0.45)	(0.70)	(0.57)
Net asset value, end of period	$11.83		$11.33	$11.69	$10.35	$7.05	$10.57
Total return	7.52%		3.58%	20.75%	54.87%	(28.44% )	9.94%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.14%	(b)	1.35%	1.37%	1.37%	1.41%	1.33%
Net expenses after fees waived or expenses reimbursed(c)	1.14%	(b)	1.28% (d)	1.31%	1.27%	1.40%	1.33%
Net investment income	5.93%	(b)	5.91% (d)	6.93%	5.85%	6.31%	5.61%
Supplemental data
Net assets, end of period (in thousands)	$211,661		$162,047	$76,725	$32,726	$9,671	$4,674
Portfolio turnover	11%		24%	38%	62%	82%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	25

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class B
Per share data
Net asset value, beginning of period	$11.32		$11.67	$10.34	$7.05	$10.55	$10.16
Income from investment operations:
Net investment income	0.29		0.60	0.67	0.46	0.55	0.52
Net realized and unrealized gain (loss)	0.51		(0.30)	1.31	3.22	(3.42)	0.37
Total from investment operations	0.80		0.30	1.98	3.68	(2.87)	0.89
Less distributions to shareholders from:
Net investment income	(0.29)		(0.65)	(0.65)	(0.39)	(0.54)	(0.48)
Net realized gains	—		—	—	—	(0.09)	(0.02)
Total distributions to shareholders	(0.29)		(0.65)	(0.65)	(0.39)	(0.63)	(0.50)
Net asset value, end of period	$11.83		$11.32	$11.67	$10.34	$7.05	$10.55
Total return	7.18%		2.77%	19.76%	53.60%	(28.85% )	8.94%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.96%	(b)	2.22%	2.13%	2.15%	2.19%	2.13%
Net expenses after fees waived or expenses reimbursed(c)	1.96%	(b)	2.04% (d)	2.08%	2.04%	2.17%	2.13%
Net investment income	5.12%	(b)	5.27% (d)	6.20%	5.28%	5.61%	4.90%
Supplemental data
Net assets, end of period (in thousands)	$3,096		$2,846	$3,569	$2,420	$1,178	$1,147
Portfolio turnover	11%		24%	38%	62%	82%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class C
Per share data
Net asset value, beginning of period	$11.30		$11.65	$10.32	$7.04	$10.54	$10.15
Income from investment operations:
Net investment income	0.30		0.58	0.67	0.45	0.55	0.53
Net realized and unrealized gain (loss)	0.49		(0.26)	1.32	3.22	(3.42)	0.36
Total from investment operations	0.79		0.32	1.99	3.67	(2.87)	0.89
Less distributions to shareholders from:
Net investment income	(0.30)		(0.67)	(0.66)	(0.39)	(0.54)	(0.48)
Net realized gains	—		—	—	—	(0.09)	(0.02)
Total distributions to shareholders	(0.30)		(0.67)	(0.66)	(0.39)	(0.63)	(0.50)
Net asset value, end of period	$11.79		$11.30	$11.65	$10.32	$7.04	$10.54
Total return	7.09%		2.96%	19.87%	53.57%	(28.88% )	8.94%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.86%	(b)	2.03%	2.14%	2.13%	2.18%	2.13%
Net expenses after fees waived or expenses reimbursed(c)	1.86%	(b)	2.02% (d)	2.06%	2.03%	2.16%	2.13%
Net investment income	5.20%	(b)	5.11% (d)	6.14%	5.06%	5.64%	5.00%
Supplemental data
Net assets, end of period (in thousands)	$35,092		$19,877	$3,622	$722	$191	$169
Portfolio turnover	11%		24%	38%	62%	82%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	27

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class I
Per share data
Net asset value, beginning of period	$11.34		$11.69	$10.35	$7.05	$10.57	$10.16
Income from investment operations:
Net investment income	0.37		0.73	0.77	0.57	0.69	0.65
Net realized and unrealized gain (loss)	0.49		(0.27)	1.35	3.22	(3.46)	0.38
Total from investment operations	0.86		0.46	2.12	3.79	(2.77)	1.03
Less distributions to shareholders from:
Net investment income	(0.36)		(0.81)	(0.78)	(0.49)	(0.66)	(0.60)
Net realized gains	—		—	—	—	(0.09)	(0.02)
Total distributions to shareholders	(0.36)		(0.81)	(0.78)	(0.49)	(0.75)	(0.62)
Net asset value, end of period	$11.84		$11.34	$11.69	$10.35	$7.05	$10.57
Total return	7.75%		4.18%	21.19%	55.52%	(28.08% )	10.38%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.68%	(b)	0.83%	0.92%	0.88%	0.91%	0.93%
Net expenses after fees waived or expenses reimbursed(c)	0.68%	(b)	0.83%	0.92%	0.85%	0.91%	0.93%
Net investment income	6.42%	(b)	6.43%	7.13%	6.59%	6.89%	6.14%
Supplemental data
Net assets, end of period (in thousands)	$176,052		$146,569	$78,154	$106,359	$65,282	$147,109
Portfolio turnover	11%		24%	38%	62%	82%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012(a) (Unaudited)
Class R
Per share data
Net asset value, beginning of period	$11.30
Income from investment operations:
Net investment income	0.28
Net realized and unrealized gain	0.59
Total from investment operations	0.87
Less distributions to shareholders from:
Net investment income	(0.34)
Total distributions to shareholders	(0.34)
Net asset value, end of period	$11.83
Total return	7.80%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.37%	(c)
Net expenses after fees waived or expenses reimbursed(b)	1.37%	(c)
Net investment income	5.41%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,798
Portfolio turnover	11%

Notes to Financial Highlights

(a)	For the period from November 16, 2011 (commencement of operations) to April 30, 2012.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	29

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class R4
Per share data
Net asset value, beginning of period	$11.31		$11.68	$10.35	$7.05	$10.56	$10.16
Income from investment operations:
Net investment income	0.35		0.71	0.72	0.54	0.67	0.60
Net realized and unrealized gain (loss)	0.51		(0.31)	1.35	3.23	(3.43)	0.39
Total from investment operations	0.86		0.40	2.07	3.77	(2.76)	0.99
Less distributions to shareholders from:
Net investment income	(0.34)		(0.77)	(0.74)	(0.47)	(0.66)	(0.57)
Net realized gains	—		—	—	—	(0.09)	(0.02)
Total distributions to shareholders	(0.34)		(0.77)	(0.74)	(0.47)	(0.75)	(0.59)
Net asset value, end of period	$11.83		$11.31	$11.68	$10.35	$7.05	$10.56
Total return	7.78%		3.65%	20.75%	55.14%	(27.98% )	9.97%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.98%	(b)	1.17%	1.27%	1.18%	1.22%	1.24%
Net expenses after fees waived or expenses reimbursed(c)	0.98%	(b)	1.13%	1.22%	1.11%	0.97%	1.24%
Net investment income	6.12%	(b)	6.18%	6.52%	6.31%	6.82%	5.75%
Supplemental data
Net assets, end of period (in thousands)	$67		$62	$124	$23	$15	$16
Portfolio turnover	11%		24%	38%	62%	82%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007(a)
	(Unaudited)
Class W
Per share data
Net asset value, beginning of period	$11.31		$11.68	$10.34	$7.05	$10.55	$10.24
Income from investment operations:
Net investment income	0.34		0.68	0.75	0.53	0.56	0.57
Net realized and unrealized gain (loss)	0.50		(0.30)	1.32	3.21	(3.36)	0.28
Total from investment operations	0.84		0.38	2.07	3.74	(2.80)	0.85
Less distributions to shareholders from:
Net investment income	(0.33)		(0.75)	(0.73)	(0.45)	(0.61)	(0.52)
Net realized gains	—		—	—	—	(0.09)	(0.02)
Total distributions to shareholders	(0.33)		(0.75)	(0.73)	(0.45)	(0.70)	(0.54)
Net asset value, end of period	$11.82		$11.31	$11.68	$10.34	$7.05	$10.55
Total return	7.60%		3.47%	20.68%	54.69%	(28.29% )	8.49%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.17%	(c)	1.45%	1.37%	1.33%	1.35%	1.33%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.17%	(c)	1.30% (e)	1.37%	1.30%	1.35%	1.33%	(c)
Net investment income	5.94%	(c)	5.96% (e)	6.93%	6.18%	6.08%	5.86%	(c)
Supplemental data
Net assets, end of period (in thousands)	$63,053		$67,886	$74,067	$117,037	$104,386	$37,921
Portfolio turnover	11%		24%	38%	62%	82%	41%

Notes to Financial Highlights

(a)	For the period from December 1, 2006 (commencement of operations) to October 31, 2007.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	31

Financial Highlights (continued)

	Six months ended April 30, 2012 (Unaudited)		Year ended Oct. 31,
			2011	2010(a)

Class Z
Per share data
Net asset value, beginning of period	$11.35		$11.69	$11.47
Income from investment operations:
Net investment income	0.35		0.68	0.07
Net realized and unrealized gain (loss)	0.50		(0.22)	0.24
Total from investment operations	0.85		0.46	0.31
Less distributions to shareholders from:
Net investment income	(0.36)		(0.80)	(0.09)
Total distributions to shareholders	(0.36)		(0.80)	(0.09)
Net asset value, end of period	$11.84		$11.35	$11.69
Total return	7.60%		4.16%	2.68%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.85%	(c)	0.84%	1.32%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.85%	(c)	0.84% (e)	0.97%	(c)
Net investment income	6.19%	(c)	6.03% (e)	7.36%	(c)
Supplemental data
Net assets, end of period (in thousands)	$78,343		$35,902	$123
Portfolio turnover	11%		24%	38%
Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Notes to Financial Statements

April 30, 2012 (Unaudited)

Note 1. Organization

Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors. Class R shares commenced operations on November 16, 2011.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	33

Notes to Financial Statements (continued)

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary	of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in

34	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	35

Notes to Financial Statements (continued)

include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund

36	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount.

The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	37

Notes to Financial Statements (continued)

Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the

38	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2012

	Asset derivatives		Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on swap contracts	$45,649	Unrealized depreciation on swap contracts	$139,393
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	139,353
Total		$45,649		$278,746

Effect of Derivative Instruments in the Statement of Operations for the Year Ended April 30, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Swap Contracts	Total
Credit contracts	$—	$(41,112)	$(41,112)
Foreign exchange contracts	(87,804)	—	$(87,804)
Total	$(87,804)	$(41,112)	$(128,916)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Swap Contracts	Total
Credit contracts	$—	$41,112	$41,112
Foreign exchange contracts	(139,353)	—	$(139,353)
Total	$(139,353)	$41,112	$(98,241)

Volume of Derivative Instruments for the Year Ended April 30, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	2
Swap Contracts	—

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	39

Notes to Financial Statements (continued)

Aggregate Notional Opened
Credit Default Swap Contracts — Buy Protection	$—
Credit Default Swap Contracts — Sell Protection	$—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

40	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	41

Notes to Financial Statements (continued)

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

42	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended April 30, 2012 was 0.53% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended April 30, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2012, other expenses paid to this company were $1,544.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	43

Notes to Financial Statements (continued)

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the six months ended April 30, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.28
Class C	0.18
Class R	0.18
Class R4	0.05
Class W	0.25
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended April 30, 2012, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

44	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $115,000 and $268,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $350,408 for Class A, $931 for Class B and $3,724 for Class C shares for the six months ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.03
Class C	2.03
Class I	0.83
Class R	1.53
Class R4	1.13
Class W	1.28
Class Z	1.03

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	45

Notes to Financial Statements (continued)

investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2012, the cost of investments for federal income tax purposes was approximately $546,675,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$43,064,000
Unrealized depreciation	$(4,129,000)
Net unrealized appreciation	$38,935,000

The following capital loss carryforward, determined as of October 31, 2011 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$2,547,316

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and

46	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $163,562,487 and $48,769,285, respectively, for the six months ended April 30, 2012.

Note 6. Lending	of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	47

Notes to Financial Statements (continued)

from securities lending for the six months ended April 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At April 30, 2012, securities valued at $20,518,348 were on loan, secured by cash collateral of $20,796,376 that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated	Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder	Concentration

At April 30, 2012, one unaffiliated shareholder account owned 26.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 30.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line	of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate,

48	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the six months ended April 30, 2012.

Note 10. Significant	Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information	Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	49

Notes to Financial Statements (continued)

www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

50	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Emerging Markets Bond Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”).

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	51

Approval of Investment Management Services

Agreement (continued)

of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management:    The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

52	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment

COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT	53

Approval of Investment Management Services

Agreement (continued)

management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

54	COLUMBIA EMERGING MARKETS BOND FUND — 2012 SEMIANNUAL REPORT

Columbia Emerging Markets Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6511 H (6/12)

Semiannual Report

Columbia

Emerging Markets Opportunity Fund

Semiannual Report for the Period Ended April 30, 2012

Columbia Emerging Markets Opportunity Fund seeks to provide shareholders with long-term capital growth.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Fund Expense Example	6

Portfolio of Investments	8

Statement of Assets and Liabilities	17

Statement of Operations	19

Statement of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	32

Proxy Voting	46

Approval of Investment Management Services and Subadvisory Agreements	46

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Emerging Markets Opportunity Fund (the Fund) Class A shares gained 5.63% (excluding sales charge) for the six months ended April 30, 2012.

>	The Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), which gained 3.93% during the same six-month period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	6 months*	1 year	5 years	10 years
Columbia Emerging Markets Opportunity Fund Class A (excluding sales charge)	+5.63%	-15.57%	+1.51%	+12.08%
MSCI Emerging Markets Index (Net)(1) (unmanaged)	+3.93%	-12.61%	+3.48%	+13.92%
MSCI Emerging Markets Index (Gross)(1) (unmanaged)	+4.02%	-12.34%	+3.77%	+14.26%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

(1)

The MSCI Emerging Markets Index (Net) and the MSCI Emerging Markets Index (Gross), each an unmanaged index of equity securities, is designed to measure equity market performance of emerging markets. Each index reflects reinvestment of all distributions and changes in market prices. On September 30, 2011, the MSCI Emerging Markets Index (Net) replaced the MSCI Emerging Markets Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager

2	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	6 months*	1 year	5 years	10 years
Class A (inception 11/13/96)	+5.63%	-15.57%	+1.51%	+12.08%
Class B (inception 11/13/96)	+5.27%	-16.25%	+0.73%	+11.24%
Class C (inception 6/26/00)	+5.14%	-16.23%	+0.74%	+11.25%
Class I** (inception 3/4/04)	+5.76%	-15.25%	+2.01%	+12.53%
Class R** (inception 8/3/09)	+5.41%	-15.82%	+1.25%	+11.78%
Class R4 (inception 11/13/96)	+5.65%	-15.42%	+1.78%	+12.36%
Class R5** (inception 08/1/08)	+5.76%	-15.22%	+1.87%	+12.28%
Class W** (inception 09/27/10)	+5.53%	-15.64%	+1.46%	+12.03%
Class Z** (inception 09/27/10)	+5.65%	-15.38%	+1.58%	+12.12%

With sales charge
Class A (inception 11/13/96)	-0.41%	-20.44%	+0.31%	+11.42%
Class B (inception 11/13/96)	+0.49%	-20.04%	+0.46%	+11.24%
Class C (inception 6/26/00)	+4.19%	-16.99%	+0.74%	+11.25%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized.
**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	3

Your Fund at a Glance (continued)

COUNTRY BREAKDOWN(1) (at April 30, 2012)
Brazil	10.8%
Canada	0.1
Chile	1.1
China	14.9
Colombia	0.9
Czech Republic	0.6
Hong Kong	2.9
India	6.4
Indonesia	2.3
Israel	0.5
Malaysia	3.0
Mexico	4.4
Netherlands	0.5
Peru	1.3
Philippines	1.6
Russian Federation	7.6
Singapore	1.0
South Africa	7.0
South Korea	16.1
Taiwan	9.3
Thailand	4.6
Turkey	2.0
United Kingdom	1.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

4	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

TOP TEN HOLDINGS(1) (at April 30, 2012)
Samsung Electronics Co., Ltd. (South Korea)	6.0%
PetroChina Co., Ltd., Class H (China)	1.9
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	1.9
Hyundai Motor Co. (South Korea)	1.8
Hyundai Mobis (South Korea)	1.7
Hon Hai Precision Industry Co., Ltd. (Taiwan)	1.6
Magnit OJSC, GDR (Russian Federation)	1.6
Telekom Malaysia Bhd (Malaysia)	1.5
Naspers Ltd., Class N (South Africa)	1.5
Life Healthcare Group Holdings Ltd. (South Africa)	1.4

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings.
For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	5

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

November 1, 2011 — April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,056.30	1,015.71	9.41	9.22	1.84
Class B	1,000.00	1,000.00	1,052.70	1,012.03	13.17	12.91	2.58
Class C	1,000.00	1,000.00	1,051.40	1,011.98	13.21	12.96	2.59
Class I	1,000.00	1,000.00	1,057.60	1,018.25	6.80	6.67	1.33
Class R	1,000.00	1,000.00	1,054.10	1,014.47	10.67	10.47	2.09
Class R4	1,000.00	1,000.00	1,056.50	1,016.81	8.28	8.12	1.62
Class R5	1,000.00	1,000.00	1,057.60	1,018.00	7.06	6.92	1.38
Class W	1,000.00	1,000.00	1,055.30	1,015.86	9.25	9.07	1.81
Class Z	1,000.00	1,000.00	1,056.50	1,017.06	8.03	7.87	1.57

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	7

Portfolio of Investments

Columbia Emerging Markets Opportunity Fund

April 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 94.2%

BRAZIL 8.3%
BR Malls Participacoes SA	379,000	$4,684,437
CETIP SA—Mercados Organizados	228,400	3,510,805
Cia de Bebidas das Americas, ADR	139,491	5,855,832
Cia Hering	192,600	4,782,288
Cyrela Brazil Realty SA Empreendimentos e Participacoes	279,600	2,253,052
Gerdau SA, ADR	461,514	4,333,616
Petroleo Brasileiro SA, ADR	158,962	3,741,965
Tim Participacoes SA, ADR	91,093	2,726,414
Totvs SA	198,400	3,851,114

Total		35,739,523
CANADA 0.1%
First Quantum Minerals Ltd.	17,800	369,748
CHILE 1.1%
Cencosud SA	709,732	4,520,865
CHINA 14.6%
AAC Technologies Holdings, Inc.	590,000	1,732,502
Baidu, Inc., ADR(a)	37,654	4,996,686
Belle International Holdings Ltd.	2,991,000	5,836,151
China Construction Bank Corp., Class H	7,273,080	5,644,231
China Mobile Ltd., ADR	19,144	1,059,429
China Unicom Hong Kong Ltd.	968,000	1,693,010
CNOOC Ltd.	2,385,000	5,039,860
Dongfeng Motor Group Co., Ltd., Class H	2,692,000	5,265,191
ENN Energy Holdings Ltd.	838,000	2,927,860
Golden Eagle Retail Group Ltd.	1,573,000	4,105,963
Hengan International Group Co., Ltd.	309,000	3,265,091
Lenovo Group Ltd.	2,940,000	2,811,597
New Oriental Education & Technology Group, ADR(a)	113,217	3,026,290
PetroChina Co., Ltd., ADR	9,987	1,486,265

Issuer	Shares	Value
Common Stocks (continued)

CHINA (cont.)
PetroChina Co., Ltd., Class H	5,416,000	$8,079,032
Ping An Insurance Group Co., Class H	494,500	4,107,447
Zhuzhou CSR Times Electric Co., Ltd., Class H	543,000	1,530,764

Total		62,607,369
COLOMBIA 0.9%
BanColombia SA, ADR	58,623	3,976,398
CZECH REPUBLIC 0.6%
Telefonica Czech Republic AS	120,820	2,436,527
HONG KONG 2.8%
AIA Group Ltd.	638,600	2,259,923
China Mobile Ltd.	517,500	5,725,373
CNOOC Ltd., ADR	1,123	237,683
COSCO Pacific Ltd.	1,144,000	1,653,768
Samsonite International SA(a)	1,146,600	2,211,869

Total		12,088,616
INDIA 6.2%
Bajaj Auto Ltd.	146,051	4,489,520
ICICI Bank Ltd.	280,416	4,694,602
Infosys Ltd.	101,552	4,715,063
ITC Ltd.	1,073,414	4,995,141
Jain Irrigation Systems Ltd., DVR(a)	1	1
Larsen & Toubro Ltd.	63,594	1,476,697
Maruti Suzuki India Ltd.	145,039	3,770,707
State Bank of India	63,741	2,579,267

Total		26,720,998
INDONESIA 2.2%
PT Astra International Tbk	333,500	2,568,206
PT Bank Mandiri Persero Tbk	3,814,345	3,058,915
PT Semen Gresik Persero Tbk	3,025,000	3,986,866

Total		9,613,987
ISRAEL 0.5%
Teva Pharmaceutical Industries Ltd., ADR	47,562	2,175,486

The accompanying Notes to Financial Statements are an integral part of this statement.

8	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

MALAYSIA 2.9%
AirAsia BHD	1,811,700	$1,987,692
Genting Bhd	1,255,400	4,279,099
Telekom Malaysia Bhd	3,517,400	6,244,050

Total		12,510,841
MEXICO 4.3%
Alpek SAB de CV(a)	1,071,100	2,364,060
Fomento Economico Mexicano SAB de CV, ADR	54,125	4,398,198
Genomma Lab Internacional SA de CV(a)	599,000	1,053,059
Grupo Financiero Banorte SAB de CV, Class O	978,600	4,719,476
Grupo Modelo SAB de CV, Class C	569,900	4,027,291
Wal-Mart de Mexico SAB de CV, Class V	627,000	1,793,017

Total		18,355,101
NETHERLANDS 0.5%
VimpelCom Ltd., ADR	203,220	2,070,812
PERU 1.2%
Cia de Minas Buenaventura SA, ADR	59,072	2,437,902
Credicorp Ltd.	22,165	2,901,620

Total		5,339,522
PHILIPPINES 1.6%
Ayala Corp.	430,362	4,374,022
BDO Unibank, Inc.	1,538,450	2,405,610

Total		6,779,632
RUSSIAN FEDERATION 6.2%
Lukoil OAO, ADR	6,989	428,600
Magnit OJSC, GDR(b)	222,306	6,509,120
Mail.ru Group Ltd., GDR(a)(b)	103,376	4,471,012
Mobile Telesystems OJSC, ADR	229,994	4,498,683
Polymetal International PLC(a)	158,066	2,347,206
Rosneft Oil Co.(a)	619,314	4,418,805
Rosneft Oil Co., GDR(a)(b)	245,311	1,750,294
Severstal OAO, GDR(a)(b)	160,330	2,185,410

Total		26,609,130
SINGAPORE 1.0%
Keppel Corp., Ltd.	469,000	4,171,629

Issuer	Shares	Value
Common Stocks (continued)

SOUTH AFRICA 6.8%
FirstRand Ltd.	1,003,190	$3,261,221
Harmony Gold Mining Co., Ltd.	39,394	383,330
Harmony Gold Mining Co., Ltd., ADR	544,548	5,282,116
Kumba Iron Ore Ltd.(c)	69,232	4,894,027
Life Healthcare Group Holdings Ltd.	1,700,702	5,880,974
Naspers Ltd., Class N	102,864	6,198,954
Shoprite Holdings Ltd.	197,768	3,419,378

Total		29,320,000
SOUTH KOREA 15.7%
Hana Financial Group, Inc.	118,751	4,048,358
Hyundai Department Store Co., Ltd.	36,978	5,200,329
Hyundai Mobis	25,782	6,970,600
Hyundai Motor Co.	32,024	7,559,915
Hyundai Steel Co.	43,304	3,746,561
LG Chem Ltd.	16,047	4,011,149
Samsung Electronics Co., Ltd.	20,413	24,984,723
Samsung Engineering Co., Ltd.	28,516	5,398,792
Samsung Heavy Industries Co., Ltd.	89,480	3,271,410
SK Telecom Co., Ltd., ADR	158,498	2,142,893

Total		67,334,730
TAIWAN 9.1%
Advanced Semiconductor Engineering, Inc.	5,172,000	5,200,935
Far EasTone Telecommunications Co., Ltd.	1,979,000	4,282,356
Formosa Plastics Corp.	1,589,000	4,494,329
Hon Hai Precision Industry Co., Ltd.	2,092,915	6,580,494
HTC Corp.	119,700	1,796,729
President Chain Store Corp.	579,000	3,094,509
Taiwan Semiconductor Manufacturing Co., Ltd.	1,965,858	5,810,362
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	498,225	7,762,346

Total		39,022,060

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	9

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

THAILAND 4.5%
Bangkok Bank PCL, NVDR	723,975	$4,483,968
Banpu PCL, Foreign Registered Shares	90,250	1,629,633
PTT PCL, Foreign Registered Shares	344,000	3,923,195
Siam Commercial Bank PCL, Foreign Registered Shares	1,148,600	5,767,151
Total Access Communication PCL, Foreign Registered Shares	399,917	1,072,825
Total Access Communication PCL, NVDR	841,683	2,257,916

Total		19,134,688
TURKEY 2.0%
Tav Havalimanlari Holding AS(a)	505,674	2,660,457
Turkiye Garanti Bankasi AS(a)	1,364,917	5,020,563
Turkiye Halk Bankasi AS	103,931	727,887

Total		8,408,907
UNITED KINGDOM 1.1%
Rio Tinto PLC	83,793	4,667,776
Total Common Stocks (Cost: $358,765,032)		$403,974,345

Preferred Stocks 3.6%
BRAZIL 2.3%
Alpargatas SA	494,406	$3,981,393
Cia de Bebidas das Americas	27,600	1,156,039
Gerdau SA	53,300	497,726
Petroleo Brasileiro SA	358,800	3,967,948

Total		9,603,106
RUSSIAN FEDERATION 1.3%
Mechel	44,948	301,593
Surgutneftegas OJSC(a)	7,909,869	5,268,084

Total		5,569,677
Total Preferred Stocks (Cost: $16,399,175)		$15,172,783

Issuer	Shares	Value
Rights —%

BRAZIL —%
Cia de Bebidas das Americas(a)	67	$563
Total Rights (Cost: $—)		$563

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 0.8%
Repurchase Agreements 0.8%
Citibank NA dated 04/30/12, matures 05/01/12, repurchase price $2,000,011(d)
	0.200%	$2,000,000	$2,000,000
Pershing LLC dated 04/30/12, matures 05/01/12, repurchase price $1,000,009(d)
	0.330%	1,000,000	1,000,000
Societe Generale dated 04/30/12, matures 05/01/12, repurchase price $396,294(d)
	0.210%	396,291	396,291

Total			3,396,291
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $3,396,291)			$3,396,291
Total Investments
(Cost: $378,560,498)(e)			$422,543,982
Other Assets & Liabilities, Net			6,214,053
Net Assets			$428,758,035

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at April 30, 2012:

Industry	Percentage of Net Assets	Value
Airlines	0.5%	$1,987,692
Auto Components	1.6	6,970,600
Automobiles	5.5	23,653,539
Beverages	3.6	15,437,923
Capital Markets	0.8	3,510,805
Chemicals	2.6	10,869,539
Commercial Banks	11.7	50,028,045
Communications Equipment	0.8	3,529,231
Computers & Peripherals	0.7	2,811,597
Construction & Engineering	1.6	6,875,489
Construction Materials	1.0	3,986,865
Diversified Consumer Services	0.7	3,026,290
Diversified Financial Services	1.8	7,635,242
Diversified Telecommunication Services	2.4	10,373,586
Electrical Equipment	0.4	1,530,764
Electronic Equipment, Instruments & Components	1.6	6,580,494
Food & Staples Retailing	4.5	19,336,889
Health Care Providers & Services	1.4	5,880,974
Hotels, Restaurants & Leisure	1.0	4,279,099
Household Durables	0.5	2,253,052
Industrial Conglomerates	1.0	4,171,629
Insurance	1.5	6,367,370
Internet Software & Services	2.2	9,467,698
IT Services	1.1	4,715,063
Machinery	0.8	3,271,411
Media	1.5	6,198,954
Metals & Mining	7.4	31,447,012
Multiline Retail	2.2	9,306,292
Oil, Gas & Consumable Fuels	9.3	39,971,365
Personal Products	0.8	3,265,091
Pharmaceuticals	0.8	3,228,545
Real Estate Management & Development	1.1	4,684,437
Semiconductors & Semiconductor Equipment	10.2	43,758,366
Software	0.9	3,851,114
Specialty Retail	2.5	10,618,439
Textiles, Apparel & Luxury Goods	1.5	6,193,262
Tobacco	1.2	4,995,141
Transportation Infrastructure	1.0	4,314,225
Wireless Telecommunication Services	6.1	25,836,701
Other(1)	0.8	3,396,291
Total		$422,543,982

(1)	Includes Investments of Cash Collateral Received for Securites on Loan.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	11

Portfolio of Investments (continued)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of these securities amounted to $14,915,836 or 3.48% of net assets.

(c)	At April 30, 2012, security was partially or fully on loan.

(d)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citibank NA (0.200%)

Security Description	Value
Fannie Mae REMICS	$1,056,059
Freddie Mac REMICS	908,635
Government National Mortgage Association	75,306
Total Market Value of Collateral Securities	$2,040,000

Pershing LLC (0.330%)

Security Description	Value
Fannie Mae Pool	$207,499
Fannie Mae REMICS	54,310
Fannie Mae-Aces	5,960
Federal Farm Credit Bank	37,671
Federal Home Loan Banks	9,851
Federal Home Loan Mortgage Corp	8,055
Federal National Mortgage Association	11,410
Freddie Mac Coupon Strips	7,871
Freddie Mac Gold Pool	80,142
Freddie Mac Non Gold Pool	30,216
Freddie Mac Reference REMIC	9,609
Freddie Mac REMICS	62,538
Ginnie Mae I Pool	103,172
Ginnie Mae II Pool	288,016
Government National Mortgage Association	34,224
United States Treasury Note/Bond	69,456
Total Market Value of Collateral Securities	$1,020,000

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Societe Generale (0.210%)

Security Description	Value
Fannie Mae Pool	$275,422
Freddie Mac Gold Pool	128,795
Total Market Value of Collateral Securities	$404,217
(e)	Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$6,910,442	$98,099,933	$(105,010,375)	$—	$—	$2,943	$—

Abbreviation Legend
ADR	American Depositary Receipt
DVR	Differential Voting Rights
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	13

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$10,061,631	$58,456,503	$—	$68,518,134
Consumer Staples	16,074,338	25,804,104	—	41,878,442
Energy	5,894,514	24,840,819	—	30,735,333
Financials	19,792,735	52,433,165	—	72,225,900
Health Care	3,228,545	5,880,974	—	9,109,519
Industrials	—	22,151,210	—	22,151,210
Information Technology	16,610,145	58,103,417	—	74,713,562
Materials	14,787,442	30,716,655	—	45,504,097
Telecommunication Services	12,498,230	23,712,058	—	36,210,288
Utilities	—	2,927,860	—	2,927,860
Preferred Stocks
Consumer Discretionary	3,981,393	—	—	3,981,393
Consumer Staples	1,156,039	—	—	1,156,039
Energy	3,967,948	5,268,084	—	9,236,032
Materials	497,726	301,593	—	799,319
Rights
Consumer Staples	—	563	—	563
Total Equity Securities	108,550,686	310,597,005	—	419,147,691
Other
Investments of Cash Collateral Received for Securities on Loan	—	3,396,291	—	3,396,291
Total Other	—	3,396,291	—	3,396,291
Total	$108,550,686	$313,993,296	$—	$422,543,982

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	15

Portfolio of Investments (continued)

Fair Value Measurements (continued)

security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, April 30, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2

$3,510,805	$—	$—	$3,510,805

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Assets
Investments, at value*
(identified cost $375,164,207)	$419,147,691
Investment of cash collateral received for securities on loan Repurchase agreements (identified cost $3,396,291)	3,396,291
Total investments (identified cost $378,560,498)	422,543,982
Foreign currency (identified cost $6,814,193)	6,652,885
Receivable for:
Investments sold	15,786,893
Capital shares sold	134,264
Dividends	897,742
Interest	4,927
Reclaims	8,852
Prepaid expense	1,696
Total assets	446,031,241
Liabilities
Bank overdraft	3,642,797
Due upon return of securities on loan	3,396,291
Payable for:
Investments purchased	8,292,802
Capital shares purchased	509,027
Foreign capital gains taxes deferred	1,002,457
Investment management fees	38,523
Distribution fees	11,694
Transfer agent fees	103,641
Administration fees	2,823
Plan administration fees	13
Compensation of board members	28,979
Other expenses	244,159
Total liabilities	17,273,206
Net assets applicable to outstanding capital stock	$428,758,035

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	17

Statement of Assets and Liabilities (continued)

April 30, 2012 (Unaudited)

Represented by
Paid-in capital	$404,317,405
Excess of distributions over net investment income	(964,510)
Accumulated net realized loss	(17,623,418)
Unrealized appreciation (depreciation) on:
Investments	43,983,484
Foreign currency translations	47,531
Foreign capital gains tax	(1,002,457)
Total — representing net assets applicable to outstanding capital stock	$428,758,035
*Value of securities on loan	$3,280,706
Net assets applicable to outstanding shares
Class A	$374,049,828
Class B	$19,899,299
Class C	$24,904,316
Class I	$13,046
Class R	$7,486,939
Class R4	$599,104
Class R5	$639,092
Class W	$36,739
Class Z	$1,129,672
Shares outstanding
Class A	46,822,815
Class B	2,864,944
Class C	3,603,302
Class I	1,558
Class R	943,215
Class R4	71,638
Class R5	76,153
Class W	4,619
Class Z	135,378
Net asset value per share
Class A(a)	$7.99
Class B	$6.95
Class C	$6.91
Class I	$8.37
Class R	$7.94
Class R4	$8.36
Class R5	$8.39
Class W	$7.95
Class Z	$8.34

(a)	The maximum offering price per share for Class A is $8.48. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Statement of Operations

Six months ended April 30, 2012 (Unaudited)

Net investment income
Income:
Dividends	$3,483,948
Interest	262
Dividends from affiliates	2,943
Income from securities lending — net	33,952
Foreign taxes withheld	(325,534)
Total income	3,195,571
Expenses:
Investment management fees	2,358,055
Distribution fees
Class A	469,148
Class B	99,869
Class C	128,420
Class R	21,926
Class W	21
Transfer agent fees
Class A	531,399
Class B	29,907
Class C	36,970
Class R	12,866
Class R4	143
Class R5	164
Class W	22
Class Z	1,315
Administration fees	172,827
Plan administration fees
Class R4	766
Compensation of board members	10,338
Custodian fees	156,936
Printing and postage fees	49,472
Registration fees	42,074
Professional fees	23,302
Other	42,973
Total expenses	4,188,913
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(48,967)
Expense reductions	(20)
Total net expenses	4,139,926
Net investment loss	(944,355)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	19

Statement of Operations (continued)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$(15,297,663)
Foreign currency translations	(182,788)
Forward foreign currency exchange contracts	34,203
Increase from payment by affiliate (see Note 7)	78,049
Net realized loss	(15,368,199)
Net change in unrealized appreciation (depreciation) on:
Investments	39,227,532
Foreign currency translations	(68,778)
Forward foreign currency exchange contracts	1,342
Foreign capital gains tax	(862,488)
Net change in unrealized appreciation	38,297,608
Net realized and unrealized gain	22,929,409
Net increase in net assets resulting from operations	$21,985,054

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Statement of Changes in Net Assets

	Six months ended April 30, 2012 (Unaudited)	Year ended October 31, 2011

Operations
Net investment income (loss)	$(944,355)	$1,811,762
Net realized gain (loss)	(15,368,199)	36,135,034
Net change in unrealized appreciation (depreciation)	38,297,608	(114,134,618)
Net increase (decrease) in net assets resulting from operations	21,985,054	(76,187,822)
Distributions to shareholders from:
Net investment income
Class A	—	(5,232,400)
Class B	—	(129,969)
Class C	—	(204,839)
Class I	—	(1,187,025)
Class R	—	(124,581)
Class R4	—	(15,517)
Class R5	—	(9,648)
Class W	—	(36)
Class Z	—	(373)
Net realized gains
Class A	(29,002,402)	(6,285,005)
Class B	(1,752,149)	(519,528)
Class C	(2,366,032)	(535,291)
Class I	(982)	(989,436)
Class R	(767,669)	(190,513)
Class R4	(45,547)	(16,172)
Class R5	(45,363)	(8,371)
Class W	(171)	(32)
Class Z	(71,297)	(316)
Total distributions to shareholders	(34,051,612)	(15,449,052)
Increase (decrease) in net assets from share transactions	(18,766,697)	(149,713,034)
Proceeds from regulatory settlements (Note 6)	12,908	—
Total decrease in net assets	(30,820,347)	(241,349,908)
Net assets at beginning of period	459,578,382	700,928,290
Net assets at end of period	$428,758,035	$459,578,382
Excess of distributions over net investment income	$(964,510)	$(20,155)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	21

Statement of Changes in Net Assets (continued)

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	12,792,191	104,356,806	6,888,977	66,082,356
Distributions reinvested	3,902,839	27,515,017	1,146,557	10,915,221
Redemptions	(18,123,345)	(145,877,150)	(13,437,427)	(125,504,490)
Net decrease	(1,428,315)	(14,005,327)	(5,401,893)	(48,506,913)
Class B shares
Subscriptions	82,417	566,591	319,885	2,738,539
Distributions reinvested	276,204	1,695,893	74,591	631,036
Redemptions(a)	(369,602)	(2,540,090)	(1,838,207)	(15,596,940)
Net decrease	(10,981)	(277,606)	(1,443,731)	(12,227,365)
Class C shares
Subscriptions	464,454	3,076,138	861,785	7,189,413
Distributions reinvested	258,638	1,580,279	57,204	481,660
Redemptions	(969,502)	(6,551,616)	(1,570,450)	(12,861,777)
Net decrease	(246,410)	(1,895,199)	(651,461)	(5,190,704)
Class I shares
Subscriptions	—	—	135,792	1,378,107
Distributions reinvested	—	—	220,471	2,176,053
Redemptions	—	—	(8,661,081)	(85,525,974)
Net decrease	—	—	(8,304,818)	(81,971,814)
Class R shares
Subscriptions	292,988	2,188,021	644,424	6,108,623
Distributions reinvested	17,559	123,088	6,431	61,030
Redemptions	(665,275)	(5,078,005)	(914,311)	(8,666,950)
Net decrease	(354,728)	(2,766,896)	(263,456)	(2,497,297)
Class R4 shares
Subscriptions	778	6,444	4,826	44,838
Distributions reinvested	6,180	45,547	3,161	31,300
Redemptions	(8,320)	(69,074)	(73,175)	(659,816)
Net decrease	(1,362)	(17,083)	(65,188)	(583,678)
Class R5 shares
Subscriptions	1,683	13,726	3,757	38,462
Distributions reinvested	6,093	45,026	992	9,824
Redemptions	(3,858)	(31,239)	(121)	(1,126)
Net increase	3,918	27,513	4,628	47,160
Class W shares
Subscriptions	4,348	35,001	—	—
Net increase	4,348	35,001	—	—
Class Z shares
Subscriptions	57,406	461,179	145,020	1,486,962
Distributions reinvested	6,711	49,395	63	621
Redemptions	(46,008)	(377,674)	(29,928)	(270,006)
Net increase	18,109	132,900	115,155	1,217,577
Total net decrease	(2,015,421)	(18,766,697)	(16,010,764)	(149,713,034)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010		2009		2008	2007
	(Unaudited)
Class A
Per share data
Net asset value, beginning of period	$8.24		$9.75	$7.74		$4.96		$14.99	$11.32
Income from investment operations:
Net investment income (loss)	(0.01)		0.04	0.03		0.02		0.08	0.04
Net realized and unrealized gain (loss)	0.39		(1.33)	2.03		2.75		(7.24)	6.27
Increase from payment by affiliate	0.00	(a)	—	—		—		—	—
Total from investment operations	0.38		(1.29)	2.06		2.77		(7.16)	6.31
Less distributions to shareholders from:
Net investment income	—		(0.10)	(0.05)		—		(0.18)	—
Net realized gains	(0.63)		(0.12)	—		—		(2.69)	(2.64)
Total distributions to shareholders	(0.63)		(0.22)	(0.05)		—		(2.87)	(2.64)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	0.01		—	—
Net asset value, end of period	$7.99		$8.24	$9.75		$7.74		$4.96	$14.99
Total return	5.63%	(b)(c)	(13.55% )	26.70%	(d)	56.05%	(e)	(57.79% )	68.21%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	1.86%	(g)	1.79%	1.85%		1.90%		1.87%	1.83%
Net expenses after fees waived or expenses reimbursed(h)	1.84%	(g)(i)	1.79% (i)	1.85%		1.90%		1.87%	1.83%
Net investment income (loss)	(0.35%	)(g)(i)	0.38% (i)	0.34%		0.38%		0.78%	0.31%
Supplemental data
Net assets, end of period (in thousands)	$374,050		$397,803	$523,288		$416,297		$250,088	$661,299
Portfolio turnover	59%		84%	96%		149%		133%	125%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(c)

During the six months ended April 30, 2012, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.02%.

(d)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.
(e)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	23

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008	2007
	(Unaudited)
Class B
Per share data
Net asset value, beginning of period	$7.28		$8.64		$6.87		$4.43		$13.73	$10.63
Income from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.03)		(0.02)		0.00 (a)	(0.05)
Net realized and unrealized gain (loss)	0.34		(1.17)		1.80		2.45		(6.53)	5.79
Increase from payment by affiliate	0.00	(a)	—		—		—		—	—
Total from investment operations	0.30		(1.21)		1.77		2.43		(6.53)	5.74
Less distributions to shareholders from:
Net investment income	—		(0.03)		(0.00	)(a)	—		(0.08)	—
Net realized gains	(0.63)		(0.12)		—		—		(2.69)	(2.64)
Total distributions to shareholders	(0.63)		(0.15)		(0.00	)(a)	—		(2.77)	(2.64)
Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.01		—	—
Net asset value, end of period	$6.95		$7.28		$8.64		$6.87		$4.43	$13.73
Total return	5.27%	(b)(c)	(14.26%	)	25.82%	(d)	55.08%	(e)	(58.08% )	66.95%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	2.62%	(g)	2.54%		2.60%		2.68%		2.62%	2.58%
Net expenses after fees waived or expenses reimbursed(h)	2.58%	(g)(i)	2.54%	(i)	2.60%		2.68%		2.62%	2.58%
Net investment income (loss)	(1.10%	)(g)(i)	(0.43%	)(i)	(0.42%	)	(0.36%	)	0.02%	(0.48% )
Supplemental data
Net assets, end of period (in thousands)	$19,899		$20,944		$37,312		$38,489		$28,179	$93,787
Portfolio turnover	59%		84%		96%		149%		133%	125%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(c)

During the six months ended April 30, 2012, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.02%.

(d)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.
(e)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008	2007
	(Unaudited)
Class C
Per share data
Net asset value, beginning of period	$7.25		$8.61		$6.89		$4.44		$13.78	$10.66
Income from investment operations:
Net investment income (loss)	(0.04)		(0.03)		(0.03)		(0.04)		0.00 (a)	(0.05)
Net realized and unrealized gain (loss)	0.33		(1.17)		1.79		2.48		(6.54)	5.81
Increase from payment by affiliate	0.00	(a)	—		—		—		—	—
Total from investment operations	0.29		(1.20)		1.76		2.44		(6.54)	5.76
Less distributions to shareholders from:
Net investment income	—		(0.04)		(0.04)		—		(0.11)	—
Net realized gains	(0.63)		(0.12)		—		—		(2.69)	(2.64)
Total distributions to shareholders	(0.63)		(0.16)		(0.04)		—		(2.80)	(2.64)
Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.01		—	—
Net asset value, end of period	$6.91		$7.25		$8.61		$6.89		$4.44	$13.78
Total return	5.14%	(b)(c)	(14.15%	)	25.67%	(d)	55.18%	(e)	(58.15% )	67.03%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	2.61%	(g)	2.54%		2.60%		2.60%		2.63%	2.59%
Net expenses after fees waived or expenses reimbursed(h)	2.59%	(g)(i)	2.54%	(i)	2.60%		2.60%		2.63%	2.59%
Net investment income (loss)	(1.11%	)(g)(i)	(0.39%	)(i)	(0.43%	)	(0.65%	)	0.03%	(0.48% )
Supplemental data
Net assets, end of period (in thousands)	$24,904		$27,910		$38,770		$32,757		$3,163	$7,684
Portfolio turnover	59%		84%		96%		149%		133%	125%
Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the six months ended April 30, 2012, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.02%.

(c)

During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(d)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.
(e)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	25

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010		2009		2008	2007
	(Unaudited)
Class I
Per share data
Net asset value, beginning of period	$8.59		$10.15	$8.04		$5.12		$15.38	$11.50
Income from investment operations:
Net investment income	0.01		0.04	0.07		0.06		0.11	0.09
Net realized and unrealized gain (loss)	0.40		(1.34)	2.12		2.85		(7.45)	6.43
Increase from payment by affiliate	0.00	(a)	—	—		—		—	—
Total from investment operations	0.41		(1.30)	2.19		2.91		(7.34)	6.52
Less distributions to shareholders from:
Net investment income	—		(0.14)	(0.08)		—		(0.23)	—
Net realized gains	(0.63)		(0.12)	—		—		(2.69)	(2.64)
Total distributions to shareholders	(0.63)		(0.26)	(0.08)		—		(2.92)	(2.64)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	0.01		—	—
Net asset value, end of period	$8.37		$8.59	$10.15		$8.04		$5.12	$15.38
Total return	5.76%	(b)(c)	(13.12% )	27.45%	(d)	57.03%	(e)	(57.63% )	69.07%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	1.33%	(g)	1.27%	1.35%		1.26%		1.42%	1.39%
Net expenses after fees waived or expenses reimbursed(h)	1.33%	(g)	1.27%	1.35%		1.26%		1.42%	1.39%
Net investment income	0.16%	(g)	0.41%	0.84%		0.77%		0.97%	0.75%
Supplemental data
Net assets, end of period (in thousands)	$13		$13	$84,279		$68,978		$8	$55,503
Portfolio turnover	59%		84%	96%		149%		133%	125%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the six months ended April 30, 2012, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.02%.

(c)

During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(d)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.
(e)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010		2009(a)
	(Unaudited)
Class R
Per share data
Net asset value, beginning of period	$8.21		$9.71	$7.74		$7.42
Income from investment operations:
Net investment income (loss)	(0.03)		0.01	0.00	(b)	(0.01)
Net realized and unrealized gain (loss)	0.39		(1.31)	2.03		0.33
Increase from payment by affiliate	0.00	(b)	—	—		—
Total from investment operations	0.36		(1.30)	2.03		0.32
Less distributions to shareholders from:
Net investment income	—		(0.08)	(0.06)		—
Net realized gains	(0.63)		(0.12)	—		—
Total distributions to shareholders	(0.63)		(0.20)	(0.06)		—
Proceeds from regulatory settlements	0.00	(b)	—	0.00	(b)	—
Net asset value, end of period	$7.94		$8.21	$9.71		$7.74
Total return	5.41%	(c)(d)	(13.69% )	26.36%	(e)	4.31%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	2.12%	(g)	2.04%	2.13%		2.06%	(g)
Net expenses after fees waived or expenses reimbursed(h)	2.09%	(g)(i)	2.04% (i)	2.13%		2.06%	(g)
Net investment income (loss)	(0.65%	)(g)(i)	0.11% (i)	0.04%		(0.36%	)(g)
Supplemental data
Net assets, end of period (in thousands)	$7,487		$10,652	$15,165		$12,236
Portfolio turnover	59%		84%	96%		149%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)	Rounds to less than $0.01.
(c)

During the six months ended April 30, 2012, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.02%.

(d)

During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	27

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010		2009		2008	2007
	(Unaudited)
Class R4
Per share data
Net asset value, beginning of period	$8.59		$10.15	$8.05		$5.14		$15.32	$11.50
Income from investment operations:
Net investment income (loss)	(0.01)		0.05	0.05		0.04		0.11	0.05
Net realized and unrealized gain (loss)	0.41		(1.38)	2.11		2.86		(7.45)	6.41
Increase from payment by affiliate	0.00	(a)	—	—		—		—	—
Total from investment operations	0.40		(1.33)	2.16		2.90		(7.34)	6.46
Less distributions to shareholders from:
Net investment income	—		(0.11)	(0.06)		—		(0.15)	—
Net realized gains	(0.63)		(0.12)	—		—		(2.69)	(2.64)
Total distributions to shareholders	(0.63)		(0.23)	(0.06)		—		(2.84)	(2.64)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	0.01		—	—
Net asset value, end of period	$8.36		$8.59	$10.15		$8.05		$5.14	$15.32
Total return	5.65%	(b)(c)	(13.37% )	26.99%	(d)	56.62%	(e)	(57.58% )	68.51%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	1.62%	(g)	1.59%	1.65%		1.62%		1.73%	1.65%
Net expenses after fees waived or expenses reimbursed(h)	1.62%	(g)	1.59%	1.65%		1.56%		1.47%	1.65%
Net investment income (loss)	(0.13%	)(g)	0.49%	0.51%		0.72%		1.12%	0.45%
Supplemental data
Net assets, end of period (in thousands)	$599		$627	$1,402		$1,187		$782	$2,304
Portfolio turnover	59%		84%	96%		149%		133%	125%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the six months ended April 30, 2012, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.02%.

(c)

During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(d)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.
(e)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010		2009		2008(a)
	(Unaudited)
Class R5
Per share data
Net asset value, beginning of period	$8.61		$10.17	$8.06		$5.13		$9.32
Income from investment operations:
Net investment income	0.00	(b)	0.08	0.07		0.05		0.03
Net realized and unrealized gain (loss)	0.41		(1.38)	2.12		2.87		(4.22)
Increase from payment by affiliate	0.00	(b)	—	—		—		—
Total from investment operations	0.41		(1.30)	2.19		2.92		(4.19)
Less distributions to shareholders from:
Net investment income	—		(0.14)	(0.08)		—		—
Net realized gains	(0.63)		(0.12)	—		—		—
Total distributions to shareholders	(0.63)		(0.26)	(0.08)		—		—
Proceeds from regulatory settlements	0.00	(b)	—	0.00	(b)	0.01		—
Net asset value, end of period	$8.39		$8.61	$10.17		$8.06		$5.13
Total return	5.76%	(c)(d)	(13.14% )	27.36%	(e)	57.12%	(f)	(44.96%	)
Ratios to average net assets(g)
Expenses prior to fees waived or expenses reimbursed	1.38%	(h)	1.35%	1.41%		1.31%		1.47%	(h)
Net expenses after fees waived or expenses reimbursed(i)	1.38%	(h)	1.35%	1.41%		1.31%		1.47%	(h)
Net investment income	0.12%	(h)	0.86%	0.78%		0.68%		1.57%	(h)
Supplemental data
Net assets, end of period (in thousands)	$639		$622	$687		$538		$3
Portfolio turnover	59%		84%	96%		149%		133%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.
(b)	Rounds to less than $0.01.
(c)

During the six months ended April 30, 2012, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.02%.

(d)

During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.
(f)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Annualized.
(i)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	29

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010(a)
	(Unaudited)
Class W
Per share data
Net asset value, beginning of period	$8.21		$9.75	$9.23
Income from investment operations:
Net investment income (loss)	0.00	(b)	0.03	(0.01)
Net realized and unrealized gain (loss)	0.37		(1.32)	0.53
Increase from payment by affiliate	0.00	(b)	—	—
Total from investment operations	0.37		(1.29)	0.52
Less distributions to shareholders from:
Net investment income	—		(0.13)	—
Net realized gains	(0.63)		(0.12)	—
Total distributions to shareholders	(0.63)		(0.25)	—
Net asset value, end of period	$7.95		$8.21	$9.75
Total return	5.53%	(c)(d)	(13.56% )	5.63%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.81%	(f)	1.82%	1.89%	(f)
Net expenses after fees waived or expenses reimbursed(g)	1.81%	(f)	1.82% (h)	1.89%	(f)
Net investment income (loss)	0.07%	(f)	0.37% (h)	(0.71%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$37		$2	$3
Portfolio turnover	59%		84%	96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	Rounds to less than $0.01.
(c)

During the six months ended April 30, 2012, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.02%.

(d)

During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010(a)
	(Unaudited)
Class Z
Per share data
Net asset value, beginning of period	$8.57		$10.14	$9.60
Income from investment operations:
Net investment income	(0.00	)(b)	0.13	0.00	(b)
Net realized and unrealized gain (loss)	0.40		(1.44)	0.54
Increase from payment by affiliate	0.00	(b)	—	—
Total from investment operations	0.40		(1.31)	0.54
Less distributions to shareholders from:
Net investment income	—		(0.14)	—
Net realized gains	(0.63)		(0.12)	—
Total distributions to shareholders	(0.63)		(0.26)	—
Proceeds from regulatory settlements	0.00	(b)	—	—
Net asset value, end of period	$8.34		$8.57	$10.14
Total return	5.65%	(c)(d)	(13.25% )	5.63%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.57%	(f)	1.59%	1.56%	(f)
Net expenses after fees waived or expenses reimbursed(g)	1.57%	(f)(h)	1.59% (h)	1.56%	(f)
Net investment income (loss)	(0.06%	)(f)(h)	1.36% (h)	(0.46%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$1,130		$1,005	$21
Portfolio turnover	59%		84%	96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	Rounds to less than $0.01.
(c)

During the six months ended April 30, 2012, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.02%.

(d)

During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	31

Notes to Financial Statements

April 30, 2012 (Unaudited)

Note 1. Organization

Columbia Emerging Markets Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

32	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary	of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	33

Notes to Financial Statements (continued)

such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

34	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis,

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	35

Notes to Financial Statements (continued)

based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

36	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.100% to 0.900% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended April 30, 2012 was 1.09% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	37

Notes to Financial Statements (continued)

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended April 30, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

For the six months ended April 30, 2012, other expenses paid to this company were $1,537.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The

38	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the six months ended April 30, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.28%
Class B	0.30
Class C	0.29
Class R	0.29
Class R4	0.05
Class R5	0.05
Class W	0.25
Class Z	0.25

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At April 30, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $93,958. The liability remaining at April 30, 2012 for non-recurring charges associated with the lease amounted to $62,945 and is included within other accrued expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended April 30, 2012, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	39

Notes to Financial Statements (continued)

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $685,000 and $1,364,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $186,125 for Class A, $6,254 for Class B and $760 for Class C shares for the six months ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.85%
Class B	2.60
Class C	2.60
Class I	1.42
Class R	2.10
Class R4	1.72
Class R5	1.47
Class W	1.85
Class Z	1.60

40	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Prior to January 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.85%
Class B	2.60
Class C	2.60
Class I	1.41
Class R	2.10
Class R4	1.71
Class R5	1.46
Class W	1.85
Class Z	1.60

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2012, the cost of investments for federal income tax purposes was approximately $378,560,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$61,288,000
Unrealized depreciation	(17,304,000)
Net unrealized appreciation	$43,984,000

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	41

Notes to Financial Statements (continued)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $256,029,086 and $311,714,382, respectively, for the six months ended April 30, 2012.

Note 6. Regulatory Settlements

During the six months ended April 30, 2012, the Fund received $12,908 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceedings). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Payments	by Affiliates

During the six months ended April 30, 2012, an affiliate of the Investment Manager reimbursed the Fund $78,049 due to certain shareholder transactions processed at an incorrect price. The payment has been included in “Increase from payment by affiliate” on the Statement of Operations.

Note 8. Lending	of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of

42	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At April 30, 2012, securities valued at $3,280,706 were on loan, secured by cash collateral of $3,396,291 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 9. Affiliated	Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder	Concentration

At April 30, 2012, one unaffiliated shareholder account owned 21.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	43

Notes to Financial Statements (continued)

Note 11. Line	of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the six months ended April 30, 2012.

Note 12. Significant	Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 13. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

44	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Note 14. Information	Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	45

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Emerging Markets Opportunity Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”). In addition, under a Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management and Threadneedle International Limited (the “Subadviser”), an affiliate of Columbia Management, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the “Advisory Agreements”). Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management

46	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser:    The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Board noted the information it received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Board took into account its meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Board also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	47

Approval of Investment Management Services

and Subadvisory Agreements (continued)

Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material issues have been reported. The Board also considered the Subadviser’s investment strategy/style, including particularly as it relates to the Fund, as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of the Subadviser and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the investment manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the investment manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an

48	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was appropriate in light of the particular management style. The Board observed that the relatively recent portfolio management changes were intended to help improve the Fund’s performance.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the investment manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the investment manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. Based

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT	49

Approval of Investment Management Services

and Subadvisory Agreements (continued)

on its review, the Board concluded that the Fund’s management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

50	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2012 SEMIANNUAL REPORT

Columbia Emerging Markets Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6344 V (6/12)

Semiannual Report

Columbia

European Equity Fund

Semiannual Report for the Period Ended April 30, 2012

Columbia European Equity Fund seeks to provide shareholders with capital appreciation.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Fund Expense Example	6

Portfolio of Investments	8

Statement of Assets and Liabilities	15

Statement of Operations	17

Statement of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	26

Proxy Voting	40

Approval of Investment Management Services and Subadvisory Agreements	40

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia European Equity Fund (the Fund) Class A shares gained 6.32% (excluding sales charge) for the six months ended April 30, 2012.

>	The Fund outperformed its benchmark, the MSCI Europe Index (Net), which gained 1.65% during the same six-month period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	6 months*	1 year	5 years	10 years
Columbia European Equity Fund Class A (excluding sales charge)	+6.32%	-12.55%	-0.61%	+6.25%
MSCI Europe Index (Net)(1) (unmanaged)	+1.65%	-16.36%	-5.62%	+5.26%
MSCI Europe Index (Gross)(1) (unmanaged)	+2.02%	-15.77%	-5.03%	+5.83%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indicies do not reflect the effects of sales charges, expenses and taxes (except the MSCI Europe Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

(1)

The MSCI Europe Index (Net) and the MSCI Europe Index (Gross), each an unmanaged index of equity securities, are designed to measure equity market performance in the global developed and emerging markets. Each index reflects reinvestment of all distributions and changes in market prices. On September 30, 2011, the MSCI Europe Index (Net) replaced the MSCI Europe Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

2	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	6 months*	1 year	5 years	10 years
Class A (inception 6/26/00)	+6.32%	-12.55%	-0.61%	+6.25%
Class B (inception 6/26/00)	+5.88%	-13.12%	-1.36%	+5.45%
Class C (inception 6/26/00)	+5.75%	-13.24%	-1.37%	+5.44%
Class I** (inception 7/15/04)	+6.60%	-11.96%	-0.02%	+6.71%
Class R4 (inception 6/26/00)	+6.51%	-12.13%	-0.31%	+6.53%
Class Z** (inception 9/27/10)	+6.34%	-12.34%	-0.47%	+6.32%

With sales charge
Class A (inception 6/26/00)	+0.27%	-17.63%	-1.78%	+5.63%
Class B (inception 6/26/00)	+0.88%	-17.47%	-1.75%	+5.45%
Class C (inception 6/26/00)	+4.75%	-14.11%	-1.37%	+5.44%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized.
**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	3

Your Fund at a Glance (continued)

COUNTRY BREAKDOWN(1) (at April 30, 2012)
Denmark	2.8%
Finland	1.1
France	12.0
Germany	21.0
Italy	1.1
Netherlands	5.4
Norway	0.8
Portugal	0.9
Spain	3.3
Sweden	5.7
Switzerland	10.1
United Kingdom	35.7
Other(2)	0.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes investments in Money Market Funds.

TOP TEN HOLDINGS(1) (at April 30, 2012)
Nestlé SA, Registered Shares (Switzerland)	4.5%
BG Group PLC (United Kingdom)	4.1
Novo Nordisk A/S, Class B (Denmark)	2.8
Diageo PLC (United Kingdom)	2.7
GlaxoSmithKline PLC (United Kingdom)	2.5
Fresenius Medical Care AG & Co. KGaA (Germany)	2.4
Unilever PLC (United Kingdom)	2.3
Standard Chartered PLC (United Kingdom)	2.3
Allianz SE, Registered Shares (Germany)	2.2
BASF SE (Germany)	2.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings.
For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	5

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

November 1, 2011 — April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,063.20	1,017.45	7.64	7.47	1.49
Class B	1,000.00	1,000.00	1,058.80	1,013.72	11.47	11.22	2.24
Class C	1,000.00	1,000.00	1,057.50	1,013.72	11.46	11.22	2.24
Class I	1,000.00	1,000.00	1,066.00	1,020.19	4.83	4.72	0.94
Class R4	1,000.00	1,000.00	1,065.10	1,018.70	6.37	6.22	1.24
Class Z	1,000.00	1,000.00	1,063.40	1,018.75	6.31	6.17	1.23

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	7

Portfolio of Investments

Columbia European Equity Fund

April 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 95.4%
DENMARK 2.8%
Novo Nordisk A/S, Class B	56,967	$8,402,840

FINLAND 1.1%
KONE OYJ, Class B	52,706	3,261,605

FRANCE 11.9%
Air Liquide SA	35,502	4,566,408
AtoS	34,576	2,226,855
BNP Paribas SA	105,314	4,230,917
Cap Gemini SA	51,061	1,993,213
Edenred	166,686	5,324,099
Eutelsat Communications SA	94,128	3,350,420
Publicis Groupe SA	97,191	5,012,273
Rexel Sa	97,779	2,044,995
Safran SA	83,585	3,097,962
Schneider Electric SA(a)	71,072	4,366,161

Total		36,213,303

GERMANY 17.1%
Allianz SE, Registered Shares	58,414	6,509,019
BASF SE(b)	75,951	6,252,357
Bayerische Motoren Werke AG	62,459	5,937,035
Brenntag AG	28,154	3,506,868
Continental AG	15,989	1,549,675
Deutsche Bank AG, Registered Shares	66,817	2,907,210
Fresenius Medical Care AG & Co. KGaA	101,704	7,219,972
Kabel Deutschland Holding AG(a)	84,827	5,344,791
Lanxess AG	46,292	3,685,796
Linde AG	32,094	5,493,031
SAP AG	54,570	3,618,217

Total		52,023,971

ITALY 1.1%
Saipem SpA	65,902	3,255,592

NETHERLANDS 5.4%
ASML Holding NV(b)	68,524	3,486,710
European Aeronautic Defence and Space Co. NV	121,189	4,784,464
ING Groep NV-CVA(a)	697,109	4,915,561
Koninklijke DSM NV	57,002	3,268,271

Total		16,455,006

Issuer	Shares	Value

Common Stocks (continued)
NORWAY 0.7%
Subsea 7 SA(a)	88,819	$2,301,585

PORTUGAL 0.9%
Galp Energia SGPS SA	184,725	2,907,349

SPAIN 3.3%
Amadeus IT Holding SA, Class A	174,691	3,570,323
Banco Bilbao Vizcaya Argentaria SA	536,350	3,625,090
Inditex SA(b)	30,644	2,756,288

Total		9,951,701

SWEDEN 5.7%
Atlas Copco AB, Class A	180,254	4,290,932
Getinge AB, Series CPO	97,185	2,608,450
Swedish Match AB	149,952	6,095,084
Volvo AB B Shares(b)	309,977	4,298,254

Total		17,292,720

SWITZERLAND 10.0%
Nestlé SA, Registered Shares	219,387	13,439,010
Novartis AG, Registered Shares	54,207	2,989,104
SGS SA, Registered Shares	1,686	3,256,275
Sika AG	1,178	2,495,779
Swatch Group AG (The), Registered Shares	71,425	5,697,317
UBS AG, Registered Shares(a)	215,252	2,686,945

Total		30,564,430

UNITED KINGDOM 35.4%
Aggreko PLC	126,853	4,634,127
ARM Holdings PLC	306,130	2,603,328
Barclays PLC	867,339	3,072,096
BG Group PLC	523,694	12,327,841
British American Tobacco PLC	89,801	4,603,864
Diageo PLC	325,819	8,201,247
Experian PLC	339,965	5,365,566
GlaxoSmithKline PLC	329,891	7,629,165
IMI PLC	242,566	3,895,269
Johnson Matthey PLC	87,195	3,274,512
Legal & General Group PLC	1,503,030	2,868,578
Persimmon PLC	582,550	5,941,966
Prudential PLC	297,105	3,637,985

The accompanying Notes to Financial Statements are an integral part of this statement.

8	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)
UNITED KINGDOM (cont.)
Rio Tinto PLC	83,365	$4,643,934
Shire PLC	154,574	5,042,248
Smith & Nephew PLC	311,002	3,061,158
Standard Chartered PLC	279,754	6,837,431
Tullow Oil PLC	238,237	5,930,978
Unilever PLC	200,968	6,858,954
Weir Group PLC (The)	147,945	4,093,703
Wolseley PLC	84,925	3,229,234

Total		107,753,184
Total Common Stocks (Cost: $272,226,084)		$290,383,286

Preferred Stocks 3.7%
GERMANY 3.7%
Henkel AG & Co. KGaA	54,833	$4,079,134
Hugo Boss AG(b)	26,081	2,910,670
Volkswagen AG(b)	22,428	4,248,346

Total		11,238,150
Total Preferred Stocks (Cost: $9,677,280)		$11,238,150

Rights —%
SPAIN —%
Banco Bilbao Vizcaya Argentaria SA(a)	630,835	$90,184
Total Rights (Cost: $—)		$90,184

	Shares	Value
Money Market Funds 0.1%

Columbia Short-Term Cash Fund, 0.144%(c)(d)	206,117	$206,117
Total Money Market Funds (Cost: $206,117)		$206,117

Issuer	Effective Yield	Par/ Principal/ Shares	Value

Investments of Cash Collateral Received for Securities on Loan 7.4%
Repurchase Agreements 7.4%
Mizuho Securities USA, Inc. dated 04/30/12, matures 05/01/12, repurchase price $2,000,013(e)
	0.240%	$2,000,000	$2,000,000
Natixis Financial Products, Inc. dated 04/30/12, matures 05/01/12, repurchase price $2,000,013(e)
	0.240%	2,000,000	2,000,000
RBS Securities, Inc. dated 04/30/12, matures 05/01/12, repurchase price $10,000,058(e)
	0.210%	10,000,000	10,000,000
UBS Securities LLC dated 04/30/12, matures 05/01/12, repurchase price $8,447,428(e)
	0.210%	8,447,378	8,447,378

Total			22,447,378
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $22,447,378)			$22,447,378
Total Investments
(Cost: $304,556,859)			$324,365,115
Other Assets & Liabilities, Net			(20,197,350)
Net Assets			$304,167,765

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	9

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at April 30, 2012:

Industry	Percentage of Net Assets	Value
Aerospace & Defense	2.6%	$7,882,426
Auto Components	0.5	1,549,675
Automobiles	3.4	10,185,381
Beverages	2.7	8,201,247
Capital Markets	1.8	5,594,154
Chemicals	9.5	29,036,154
Commercial Banks	5.9	17,855,718
Commercial Services & Supplies	3.3	9,958,226
Diversified Financial Services	1.6	4,915,561
Electrical Equipment	1.4	4,366,161
Energy Equipment & Services	1.8	5,557,177
Food Products	6.7	20,297,964
Health Care Equipment & Supplies	1.9	5,669,607
Health Care Providers & Services	2.4	7,219,972
Household Durables	3.3	10,021,101
Insurance	4.3	13,015,582
IT Services	2.6	7,790,391
Machinery	6.5	19,839,763
Media	4.5	13,707,484
Metals & Mining	1.5	4,643,934
Oil, Gas & Consumable Fuels	7.0	21,166,168
Pharmaceuticals	7.9	24,063,358
Professional Services	2.8	8,621,841
Semiconductors & Semiconductor Equipment	2.0	6,090,037
Software	1.2	3,618,217
Specialty Retail	0.9	2,756,288
Textiles, Apparel & Luxury Goods	2.8	8,607,987
Tobacco	3.5	10,698,948
Trading Companies & Distributors	2.9	8,781,098
Other(1)	7.4	22,653,495
Total		$324,365,115

(1)	Includes Money Market Funds and Investments of Cash Collateral Received for Securities on Loan.

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At April 30, 2012, security was partially or fully on loan.

(c)	The rate shown is the seven-day current annualized yield at April 30, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

(d)	Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$12,138,122	$145,927,811	$(157,859,816)	$—	$206,117	$4,959	$206,117

(e)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Mizuho Securities USA, Inc. (0.240%)

Security Description	Value
Fannie Mae REMICS	$1,012,098
Freddie Mac REMICS	1,027,902
Total Market Value of Collateral Securities	$2,040,000

Natixis Financial Products, Inc. (0.240%)

Security Description	Value
Fannie Mae Pool	$70,680
Fannie Mae REMICS	524,641
Fannie Mae Whole Loan	16,483
Freddie Mac Gold Pool	148,043
Freddie Mac Non Gold Pool	38,299
Freddie Mac REMICS	458,253
Government National Mortgage Association	326,613
United States Treasury Note/Bond	457,002
Total Market Value of Collateral Securities	$2,040,014

RBS Securities, Inc. (0.210%)

Security Description	Value
United States Treasury Note/Bond	$10,200,049
Total Market Value of Collateral Securities	$10,200,049

UBS Securities LLC (0.210%)

Security Description	Value
Fannie Mae Pool	$6,042,091
Freddie Mac Gold Pool	2,574,235
Total Market Value of Collateral Securities	$8,616,326

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	11

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$—	$35,589,766	$—	$35,589,766
Consumer Staples	—	39,198,159	—	39,198,159
Energy	—	26,723,345	—	26,723,345
Financials	—	41,290,831	—	41,290,831
Health Care	—	36,952,937	—	36,952,937
Industrials	—	59,449,515	—	59,449,515
Information Technology	—	17,498,646	—	17,498,646
Materials	—	33,680,087	—	33,680,087
Preferred Stocks
Consumer Discretionary	—	7,159,016	—	7,159,016
Consumer Staples	—	4,079,134	—	4,079,134
Rights
Financials	—	90,184	—	90,184
Total Equity Securities	—	301,711,620	—	301,711,620
Other
Money Market Funds	206,117	—	—	206,117
Investments of Cash Collateral Received for Securities on Loan	—	22,447,378	—	22,447,378
Total Other	206,117	22,447,378	—	22,653,495
Total	$206,117	$324,158,998	$—	$324,365,115

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	13

Portfolio of Investments (continued)

Fair Value Measurements (continued)

valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $281,903,364)	$301,711,620
Affiliated issuers (identified cost $206,117)	206,117
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $22,447,378)	22,447,378
Total investments (identified cost $304,556,859)	324,365,115
Foreign currency (identified cost $521,539)	521,643
Receivable for:
Investments sold	7,027,044
Capital shares sold	34,536
Dividends	1,085,277
Interest	35,369
Reclaims	523,103
Prepaid expense	2,282
Total assets	333,594,369
Liabilities
Due upon return of securities on loan	22,447,378
Payable for:
Investments purchased	6,802,963
Capital shares purchased	92,317
Investment management fees	20,006
Distribution fees	1,465
Transfer agent fees	10,710
Administration fees	2,012
Compensation of board members	6,562
Other expenses	43,191
Total liabilities	29,426,604
Net assets applicable to outstanding capital stock	$304,167,765

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	15

Statement of Assets and Liabilities (continued)

April 30, 2012 (Unaudited)

Represented by
Paid-in capital	$306,913,484
Undistributed net investment income	1,999,559
Accumulated net realized loss	(24,580,283)
Unrealized appreciation (depreciation) on:
Investments	19,808,256
Foreign currency translations	26,749
Total — representing net assets applicable to outstanding capital stock	$304,167,765
*Value of securities on loan	$21,018,398
Net assets applicable to outstanding shares
Class A	$55,272,336
Class B	$2,217,686
Class C	$1,695,844
Class I	$244,174,502
Class R4	$16,548
Class Z	$790,849
Shares outstanding
Class A	9,529,593
Class B	385,272
Class C	297,411
Class I	42,039,840
Class R4	2,860
Class Z	136,597
Net asset value per share
Class A(a)	$5.80
Class B	$5.76
Class C	$5.70
Class I	$5.81
Class R4	$5.79
Class Z	$5.79

(a)	The maximum offering price per share for Class A is $6.15. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

Statement of Operations

Six months ended April 30, 2012 (Unaudited)

Net investment income
Income:
Dividends	$5,499,669
Dividends from affiliates	4,959
Income from securities lending—net	108,883
Foreign taxes withheld	(678,025)
Total income	4,935,486
Expenses:
Investment management fees	1,541,956
Distribution fees
Class A	69,701
Class B	11,221
Class C	6,826
Transfer agent fees
Class A	83,614
Class B	3,366
Class C	2,029
Class R4	6
Class Z	831
Administration fees	155,959
Plan administration fees
Class R4	27
Compensation of board members	7,157
Custodian fees	23,444
Printing and postage fees	27,849
Registration fees	32,011
Professional fees	22,302
Line of credit interest expense	928
Other	11,296
Total expenses	2,000,523
Net investment income	2,934,963
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	4,679,874
Foreign currency translations	(48,775)
Net realized gain	4,631,099
Net change in unrealized appreciation (depreciation) on:
Investments	17,052,939
Foreign currency translations	2,945
Net change in unrealized appreciation	17,055,884
Net realized and unrealized gain	21,686,983
Net increase in net assets resulting from operations	$24,621,946

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	17

Statement of Changes in Net Assets

	Six months ended April 30, 2012	Year ended October 31, 2011
	(Unaudited)

Operations
Net investment income	$2,934,963	$3,110,943
Net realized gain (loss)	4,631,099	(2,746,431)
Net change in unrealized appreciation (depreciation)	17,055,884	(12,392,498)
Net increase (decrease) in net assets resulting from operations	24,621,946	(12,027,986)
Distributions to shareholders from:
Net investment income
Class A	(146,906)	(329,400)
Class I	(2,750,865)	(109,439)
Class R4	(156)	(165)
Class Z	(2,120)	(22)
Total distributions to shareholders	(2,900,047)	(439,026)
Increase (decrease) in net assets from share transactions	(100,838,464)	320,427,314
Total increase (decrease) in net assets	(79,116,565)	307,960,302
Net assets at beginning of period	383,284,330	75,324,028
Net assets at end of period	$304,167,765	$383,284,330
Undistributed net investment income	$1,999,559	$1,964,643

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	389,254	2,160,120	2,426,130	14,509,749
Distributions reinvested	27,218	140,171	52,959	312,457
Redemptions	(1,905,669)	(10,407,900)	(3,504,557)	(20,676,576)
Net decrease	(1,489,197)	(8,107,609)	(1,025,468)	(5,854,370)
Class B shares
Subscriptions	5,017	28,704	68,874	415,718
Redemptions(a)	(57,968)	(319,165)	(331,724)	(1,996,474)
Net decrease	(52,951)	(290,461)	(262,850)	(1,580,756)
Class C shares
Subscriptions	100,633	567,852	85,052	507,312
Redemptions	(39,857)	(220,630)	(94,134)	(554,194)
Net increase (decrease)	60,776	347,222	(9,082)	(46,882)
Class I shares
Subscriptions	17,549,006	98,875,596	69,008,099	393,119,293
Distributions reinvested	534,136	2,750,802	18,601	109,372
Redemptions	(34,089,252)	(195,061,226)	(10,982,086)	(65,424,857)
Net increase (decrease)	(16,006,110)	(93,434,828)	58,044,614	327,803,808
Class R4 shares
Subscriptions	53	277	476	2,721
Distributions reinvested	27	136	24	142
Redemptions	(2,082)	(11,825)	(23)	(139)
Net increase (decrease)	(2,002)	(11,412)	477	2,724
Class Z shares
Subscriptions	162,245	868,654	52,314	329,729
Distributions reinvested	402	2,066	—	—
Redemptions	(38,830)	(212,096)	(39,987)	(226,939)
Net increase	123,817	658,624	12,327	102,790
Total net increase (decrease)	(17,365,667)	(100,838,464)	56,760,018	320,427,314

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	19

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010	2009	2008	2007
	(Unaudited)
Class A
Per share data
Net asset value, beginning of period	$5.47		$5.80		$4.86	$3.88	$6.83	$5.39
Income from investment operations:
Net investment income	0.03		0.05		0.03	0.07	0.06	0.04
Net realized and unrealized gain (loss)	0.31		(0.35)		0.98	0.96	(2.96)	1.47
Total from investment operations	0.34		(0.30)		1.01	1.03	(2.90)	1.51
Less distributions to shareholders from:
Net investment income	(0.01)		(0.03)		(0.07)	(0.06)	(0.05)	(0.07)
Total distributions to shareholders	(0.01)		(0.03)		(0.07)	(0.06)	(0.05)	(0.07)
Proceeds from regulatory settlements	—		—		—	0.01	—	—
Net asset value, end of period	$5.80		$5.47		$5.80	$4.86	$3.88	$6.83
Total return	6.32%		(5.25%	)	21.14%	27.11% (a)	(42.70% )	28.24%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.49%	(c)(d)	1.55%		1.67%	1.93%	1.58%	1.43%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.49%	(c)(d)	1.51%	(f)	1.41%	1.61%	1.58%	1.43%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.49%	(d)	1.55%		1.67%	1.93%	1.58%	1.43%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.49%	(d)	1.51%	(f)	1.41%	1.61%	1.58%	1.43%
Net investment income	1.11%	(d)	0.84%	(f)	0.63%	1.79%	0.95%	0.70%
Supplemental data
Net assets, end of period (in thousands)	$55,272		$60,295		$69,831	$64,717	$57,916	$114,600
Portfolio turnover	56%		121%		115%	154%	180%	114%

Notes to Financial Highlights

(a)	During the year ended October 31, 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008	2007
	(Unaudited)
Class B
Per share data
Net asset value, beginning of period	$5.44		$5.78		$4.83		$3.82		$6.73	$5.31
Income from investment operations:
Net investment income (loss)	0.01		0.01		(0.00	)(a)	0.05		0.02	0.00	(a)
Net realized and unrealized gain (loss)	0.31		(0.35)		0.97		0.95		(2.93)	1.44
Total from investment operations	0.32		(0.34)		0.97		1.00		(2.91)	1.44
Less distributions to shareholders from:
Net investment income	—		—		(0.02)		—		—	(0.02)
Total distributions to shareholders	—		—		(0.02)		—		—	(0.02)
Proceeds from regulatory settlements	—		—		—		0.01		—	—
Net asset value, end of period	$5.76		$5.44		$5.78		$4.83		$3.82	$6.73
Total return	5.88%		(5.88%	)	20.10%		26.44%	(b)	(43.24% )	27.28%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.24%	(d)(e)	2.30%		2.41%		2.74%		2.32%	2.19%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.24%	(d)(e)	2.26%	(g)	2.16%		2.40%		2.32%	2.19%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.24%	(e)	2.30%		2.41%		2.74%		2.32%	2.19%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.24%	(e)	2.26%	(g)	2.16%		2.40%		2.32%	2.19%
Net investment income (loss)	0.36%	(e)	0.15%	(g)	(0.06%	)	1.22%		0.28%	(0.03%	)
Supplemental data
Net assets, end of period (in thousands)	$2,218		$2,382		$4,051		$6,124		$10,080	$30,143
Portfolio turnover	56%		121%		115%		154%		180%	114%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	21

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010	2009		2008	2007
	(Unaudited)
Class C
Per share data
Net asset value, beginning of period	$5.39		$5.72		$4.81	$3.81		$6.71	$5.30
Income from investment operations:
Net investment income (loss)	0.01		0.01		(0.01)	0.04		0.01	0.00	(a)
Net realized and unrealized gain (loss)	0.30		(0.34)		0.96	0.95		(2.90)	1.44
Total from investment operations	0.31		(0.33)		0.95	0.99		(2.89)	1.44
Less distributions to shareholders from:
Net investment income	—		—		(0.04)	(0.00	)(a)	(0.01)	(0.03)
Total distributions to shareholders	—		—		(0.04)	(0.00	)(a)	(0.01)	(0.03)
Proceeds from regulatory settlements	—		—		—	0.01		—	—
Net asset value, end of period	$5.70		$5.39		$5.72	$4.81		$3.81	$6.71
Total return	5.75%		(5.77%	)	19.96%	26.39%	(b)	(43.10% )	27.21%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.24%	(d)(e)	2.29%		2.43%	2.69%		2.33%	2.19%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.24%	(d)(e)	2.26%	(g)	2.17%	2.37%		2.33%	2.19%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.24%	(e)	2.29%		2.43%	2.69%		2.33%	2.19%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.24%	(e)	2.26%	(g)	2.17%	2.37%		2.33%	2.19%
Net investment income (loss)	0.52%	(e)	0.11%	(g)	(0.10% )	1.07%		0.25%	(0.05%	)
Supplemental data
Net assets, end of period (in thousands)	$1,696		$1,274		$1,406	$1,157		$954	$2,138
Portfolio turnover	56%		121%		115%	154%		180%	114%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class I
Per share data
Net asset value, beginning of period	$5.50		$5.80	$4.86	$3.89	$6.84	$5.40
Income from investment operations:
Net investment income	0.04		0.11	0.05	0.09	0.09	0.07
Net realized and unrealized gain (loss)	0.32		(0.36)	0.98	0.95	(2.96)	1.46
Total from investment operations	0.36		(0.25)	1.03	1.04	(2.87)	1.53
Less distributions to shareholders from:
Net investment income	(0.05)		(0.05)	(0.09)	(0.08)	(0.08)	(0.09)
Total distributions to shareholders	(0.05)		(0.05)	(0.09)	(0.08)	(0.08)	(0.09)
Proceeds from regulatory settlements	—		—	—	0.01	—	—
Net asset value, end of period	$5.81		$5.50	$5.80	$4.86	$3.89	$6.84
Total return	6.60%		(4.36% )	21.61%	27.78% (a)	(42.38% )	28.78%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.94%	(c)(d)	1.00%	1.14%	1.31%	1.08%	0.95%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.94%	(c)(d)	1.00%	0.96%	1.16%	1.08%	0.95%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.94%	(d)	1.00%	1.14%	1.31%	1.08%	0.95%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.94%	(d)	1.00%	0.96%	1.16%	1.08%	0.95%
Net investment income	1.59%	(d)	1.83%	1.07%	2.27%	1.50%	1.17%
Supplemental data
Net assets, end of period (in thousands)	$244,175		$319,236	$8	$6	$5	$3
Portfolio turnover	56%		121%	115%	154%	180%	114%

Notes to Financial Highlights

(a)	During the year ended October 31, 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	23

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class R4
Per share data
Net asset value, beginning of period	$5.47		$5.79	$4.86	$3.90	$6.84	$5.41
Income from investment operations:
Net investment income	0.03		0.06	0.04	0.07	0.08	0.00 (a)
Net realized and unrealized gain (loss)	0.32		(0.34)	0.97	0.97	(2.94)	1.51
Total from investment operations	0.35		(0.28)	1.01	1.04	(2.86)	1.51
Less distributions to shareholders from:
Net investment income	(0.03)		(0.04)	(0.08)	(0.09)	(0.08)	(0.08)
Total distributions to shareholders	(0.03)		(0.04)	(0.08)	(0.09)	(0.08)	(0.08)
Proceeds from regulatory settlements	—		—	—	0.01	—	—
Net asset value, end of period	$5.79		$5.47	$5.79	$4.86	$3.90	$6.84
Total return	6.51%		(4.93% )	21.08%	27.57% (b)	(42.29% )	28.16%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.24%	(d)(e)	1.32%	1.49%	1.58%	1.36%	1.26%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.24%	(d)(e)	1.26%	1.27%	1.39%	1.11%	1.26%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.24%	(e)	1.32%	1.49%	1.58%	1.36%	1.26%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.24%	(e)	1.26%	1.27%	1.39%	1.11%	1.26%
Net investment income	1.07%	(e)	1.08%	0.79%	1.79%	1.35%	0.04%
Supplemental data
Net assets, end of period (in thousands)	$17		$27	$25	$18	$13	$7
Portfolio turnover	56%		121%	115%	154%	180%	114%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010(a)
	(Unaudited)
Class Z
Per share data
Net asset value, beginning of period	$5.49		$5.80		$5.52
Income from investment operations:
Net investment income	0.04		0.10		0.00	(b)
Net realized and unrealized gain (loss)	0.30		(0.36)		0.28
Total from investment operations	0.34		(0.26)		0.28
Less distributions to shareholders from:
Net investment income	(0.04)		(0.05)		—
Total distributions to shareholders	(0.04)		(0.05)		—
Net asset value, end of period	$5.79		$5.49		$5.80
Total return	6.34%		(4.57%	)	5.07%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.23%	(d)(e)	1.24%		1.96%	(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.23%	(d)(e)	1.24%	(g)	1.27%	(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.23%	(e)	1.24%		1.96%	(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.23%	(e)	1.24%	(g)	1.27%	(e)
Net investment income	1.55%	(e)	1.72%	(g)	0.12%	(e)
Supplemental data
Net assets, end of period (in thousands)	$791		$70		$3
Portfolio turnover	56%		121%		115%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.
(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	25

Notes to Financial Statements

April 30, 2012 (Unaudited)

Note 1. Organization

Columbia European Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

26	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

Note 2. Summary	of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	27

Notes to Financial Statements (continued)

subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian,

28	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	29

Notes to Financial Statements (continued)

substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the

30	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended April 30, 2012 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended April 30, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2012, other expenses paid to this company were $1,395.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	31

Notes to Financial Statements (continued)

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the six months ended April 30, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.30%
Class B	0.30
Class C	0.30
Class R4	0.05
Class Z	0.28

32	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended April 30, 2012, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $122,000 and $28,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $23,185 for Class A, $830 for Class B and $72 for Class C shares for the six months ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	33

Notes to Financial Statements (continued)

overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.52%
Class B	2.27
Class C	2.27
Class I	1.07
Class R4	1.37
Class Z	1.27

Prior to January 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.53%
Class B	2.28
Class C	2.28
Class I	1.08
Class R4	1.38
Class Z	1.28

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

34	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

At April 30, 2012, the cost of investments for federal income tax purposes was approximately $304,557,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,332,000
Unrealized depreciation	(5,524,000)
Net unrealized appreciation	$19,808,000

The following capital loss carryforward, determined as of October 31, 2011 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$4,272,956
2017	18,724,480
Total	$22,997,436

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $209,130,471 and $301,754,228, respectively, for the six months ended April 30, 2012.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	35

Notes to Financial Statements (continued)

Note 6. Lending	of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At April 30, 2012, securities valued at $21,018,398 were on loan, secured by cash collateral of $22,447,378 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated	Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund

36	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder	Concentration

At April 30, 2012, affiliated shareholder accounts owned 80.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line	of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the six months ended April 30, 2012, the average daily loan balance outstanding on days when borrowing existed was $8,966,667 at a weighted average interest rate of 1.24%.

Note 10. Significant	Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	37

Notes to Financial Statements (continued)

values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because the Fund concentrates its investments in Europe, the Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. In addition, the private and public sectors’ debt problems of a single EU country can pose economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States and public deficits are an ongoing concern in many European countries. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Note 11. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information	Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

38	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	39

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia European Equity Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”). In addition, under a Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management and Threadneedle International Limited (the “Subadviser”), an affiliate of Columbia Management, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the “Advisory Agreements”). Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management

40	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser:    The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Board noted the information it received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Board took into account its meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Board also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	41

Approval of Investment Management Services

and Subadvisory Agreements (continued)

Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material issues have been reported. The Board also considered the Subadviser’s investment strategy/style, including particularly as it relates to the Fund, as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of the Subadviser and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the investment manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the investment manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser, the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent

42	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the investment manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the investment manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. Based on its review, the Board concluded that the Fund’s management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed

COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT	43

Approval of Investment Management Services

and Subadvisory Agreements (continued)

profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

44	COLUMBIA EUROPEAN EQUITY FUND — 2012 SEMIANNUAL REPORT

Columbia European Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6016 N (6/12)

Semiannual Report

Columbia Frontier Fund

Semiannual Report for the Period Ended April 30, 2012

Columbia Frontier Fund seeks to provide shareholders with growth of capital.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Fund Expense Example	6

Portfolio of Investments	8

Statement of Assets and Liabilities	16

Statement of Operations	18

Statement of Changes in Net Assets	19

Financial Highlights	21

Notes to Financial Statements	29

Proxy Voting	43

Approval of Investment Management Services Agreement	43

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Frontier Fund (the Fund) Class A shares returned 15.29% (excluding sales charge) for the six months ended April 30, 2012.

>	The Fund outperformed its benchmark, the Russell 2000® Growth Index, which rose 10.58% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	6 months*	1 year	5 years	10 years
Columbia Frontier Fund Class A (excluding sales charge)	+15.29%	-7.25%	-1.36%	+2.65%
Russell 2000 Growth Index (1) (unmanaged)	+10.58%	-4.42%	+3.27%	+6.06%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

(1)

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

2	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	6 months*	1 year	5 years	10 years
Class A (inception 12/10/84)	+15.29%	-7.25%	-1.36%	+2.65%
Class B (inception 4/22/96)	+14.81%	-7.95%	-2.11%	+1.87%
Class C (inception 5/27/99)	+15.02%	-7.91%	-2.01%	+1.93%
Class I** (inception 8/3/09)	+15.67%	-6.86%	-1.13%	+2.77%
Class R** (inception 4/30/03)	+15.24%	-7.41%	-1.65%	+2.39%
Class R4** (inception 8/3/09)	+15.45%	-7.05%	-1.27%	+2.70%
Class R5 (inception 11/30/01)	+15.56%	-6.79%	-0.92%	+3.23%
Class Z** (inception 9/27/10)	+15.47%	-6.95%	-1.28%	+2.69%

With sales charge
Class A (inception 12/10/84)	+8.69%	-12.55%	-2.52%	+2.05%
Class B (inception 4/22/96)	+9.81%	-12.56%	-2.42%	+1.87%
Class C (inception 5/27/99)	+14.02%	-8.83%	-2.01%	+1.93%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized.
**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	3

Your Fund at a Glance (continued)

PORTFOLIO BREAKDOWN(1) (at April 30, 2012)
Stocks	88.8%
Consumer Discretionary	17.0
Consumer Staples	6.9
Energy	4.8
Financials	3.6
Health Care	17.6
Industrials	11.4
Information Technology	22.8
Materials	3.2
Telecommunication Services	1.1
Utilities	0.4
Exchange-Traded Funds	6.1
Other(2)	5.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.
(2)	Includes investments in Money Market Funds.

TOP TEN HOLDINGS(1) (at April 30, 2012)
iShares S&P SmallCap 600/BARRA Growth Index Fund	4.0%
iShares Russell 2000 Growth Index Fund	2.5
Ciena Corp.	2.0
Silicon Graphics International Corp.	1.6
Cray, Inc.	1.6
Catalyst Health Solutions, Inc.	1.5
Vera Bradley, Inc.	1.5
Brunswick Corp.	1.5
Quidel Corp.	1.4
Tornier NV	1.4

(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

4	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings.
For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	5

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

November 1, 2011 — April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,152.90	1,017.35	8.08	7.57	1.51
Class B	1,000.00	1,000.00	1,148.10	1,013.63	12.07	11.31	2.26
Class C	1,000.00	1,000.00	1,150.20	1,013.63	12.08	11.31	2.26
Class I	1,000.00	1,000.00	1,156.70	1,019.59	5.68	5.32	1.06
Class R	1,000.00	1,000.00	1,152.40	1,016.11	9.42	8.82	1.76
Class R4	1,000.00	1,000.00	1,154.50	1,018.20	7.18	6.72	1.34
Class R5	1,000.00	1,000.00	1,155.60	1,019.44	5.84	5.47	1.09
Class Z	1,000.00	1,000.00	1,154.70	1,018.55	6.80	6.37	1.27

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	7

Portfolio of Investments

Columbia Frontier Fund

April 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 85.1%

CONSUMER DISCRETIONARY 16.4%
Auto Components 0.5%
Amerigon, Inc.(a)	27,471	$392,835
Automobiles 0.2%
Tesla Motors, Inc.(a)(b)	4,859	160,979
Diversified Consumer Services 1.4%
Grand Canyon Education, Inc.(a)	28,642	498,084
Sotheby’s	15,015	590,390

Total		1,088,474
Hotels, Restaurants & Leisure 6.2%
BJ’s Restaurants, Inc.(a)	18,210	786,490
Buffalo Wild Wings, Inc.(a)	2,539	212,895
Caribou Coffee Co., Inc.(a)	47,067	772,369
Domino’s Pizza, Inc.	21,355	807,433
Famous Dave’s Of America, Inc.(a)	30,943	308,502
Jamba, Inc.(a)	261,247	485,919
Pinnacle Entertainment, Inc.(a)	39,597	439,527
Scientific Games Corp., Class A(a)	37,600	382,016
Shuffle Master, Inc.(a)	37,118	655,875

Total		4,851,026
Household Durables 0.4%
KB Home(b)	31,950	277,326
Leisure Equipment & Products 1.3%
Brunswick Corp.	39,766	1,045,448
Media 1.8%
IMAX Corp.(a)	32,700	783,819
Lions Gate Entertainment Corp.(a)(b)	28,042	342,953
Rentrak Corp.(a)(b)	17,102	323,570

Total		1,450,342
Specialty Retail 1.3%
Ascena Retail Group, Inc.(a)	17,504	358,482
Genesco, Inc.(a)	9,047	678,525

Total		1,037,007
Textiles, Apparel & Luxury Goods 3.3%
Gildan Activewear, Inc.	27,805	800,228
Maidenform Brands, Inc.(a)(b)	30,928	706,086
Vera Bradley, Inc.(a)(b)	40,577	1,054,191

Total		2,560,505
TOTAL CONSUMER DISCRETIONARY		12,863,942

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER STAPLES 6.7%
Food & Staples Retailing 3.5%
Andersons, Inc. (The)	9,761	$491,955
Casey’s General Stores, Inc.	13,995	788,618
Chefs’ Warehouse Holdings, Inc. (The)(a)	27,122	655,810
Fresh Market, Inc. (The)(a)	9,324	477,109
United Natural Foods, Inc.(a)(b)	7,120	350,945

Total		2,764,437
Food Products 2.2%
Cal-Maine Foods, Inc.	9,566	344,663
Darling International, Inc.(a)	32,783	536,985
Hain Celestial Group, Inc. (The)(a)(b)	16,819	795,539

Total		1,677,187
Personal Products 1.0%
Elizabeth Arden, Inc.(a)	20,200	787,396

TOTAL CONSUMER STAPLES		5,229,020

ENERGY 4.1%
Energy Equipment & Services 1.9%
Cal Dive International, Inc.(a)(b)	79,156	306,334
Ocean Rig UDW, Inc.(a)	1,704	29,701
Patterson-UTI Energy, Inc.(b)	35,867	579,969
Superior Energy Services, Inc.(a)	9,231	248,499
Tetra Technologies, Inc.(a)	39,503	344,071

Total		1,508,574
Oil, Gas & Consumable Fuels 2.2%
Clean Energy Fuels Corp.(a)(b)	18,117	348,571
CVR Energy, Inc.(a)	11,473	348,320
Rosetta Resources, Inc.(a)	7,248	364,357
Solazyme, Inc.(a)(b)	58,891	647,801

Total		1,709,049
TOTAL ENERGY		3,217,623

FINANCIALS 3.1%
Commercial Banks 1.9%
CapitalSource, Inc.	133,523	861,223
PrivateBancorp, Inc.	40,540	637,694

Total		1,498,917

The accompanying Notes to Financial Statements are an integral part of this statement.

8	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Real Estate Investment Trusts (REITs) 1.2%
FelCor Lodging Trust, Inc.(a)	56,414	$238,067
Home Properties, Inc.	6,500	396,825
Kilroy Realty Corp.(b)	6,239	296,041

Total		930,933
TOTAL FINANCIALS		2,429,850

HEALTH CARE 17.1%
Biotechnology 5.7%
Alkermes PLC(a)	44,139	763,605
Amarin Corp. PLC, ADR(a)(b)	79,852	974,993
Cepheid, Inc.(a)	15,400	591,514
Cubist Pharmaceuticals, Inc.(a)(b)	7,647	323,315
Halozyme Therapeutics, Inc.(a)	93,519	756,569
Human Genome Sciences, Inc.(a)(b)	27,126	399,023
Rigel Pharmaceuticals, Inc.(a)(b)	80,706	623,857

Total		4,432,876
Health Care Equipment & Supplies 5.0%
Antares Pharma, Inc.(a)(b)	152,887	481,594
Endologix, Inc.(a)	12,044	180,419
OraSure Technologies, Inc.(a)(b)	73,148	839,008
Quidel Corp.(a)(b)	62,233	1,028,089
Tornier NV(a)	42,319	1,004,653
Uroplasty, Inc.(a)	140,187	426,169

Total		3,959,932
Health Care Providers & Services 3.4%
Catalyst Health Solutions, Inc.(a)	12,895	1,113,741
Health Management Associates, Inc., Class A(a)	78,917	568,202
HMS Holdings Corp.(a)	25,831	621,494
WellCare Health Plans, Inc.(a)	5,954	364,266

Total		2,667,703
Life Sciences Tools & Services 0.9%
Techne Corp.(b)	10,268	687,340
Pharmaceuticals 2.1%
Akorn, Inc.(a)(b)	21,008	254,827
Auxilium Pharmaceuticals, Inc.(a)	26,866	481,439
Jazz Pharmaceuticals PLC(a)	2,525	128,851
Questcor Pharmaceuticals, Inc.(a)(b)	16,893	758,495

Total		1,623,612
TOTAL HEALTH CARE		13,371,463

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS 11.0%
Aerospace & Defense 1.5%
HEICO Corp.	8,858	$357,185
Hexcel Corp.(a)(b)	28,838	789,584

Total		1,146,769
Airlines 1.0%
U.S. Airways Group, Inc.(a)(b)	77,288	792,975
Commercial Services & Supplies 1.4%
Clean Harbors, Inc.(a)	7,565	516,235
Steelcase, Inc., Class A(b)	67,409	582,414

Total		1,098,649
Construction & Engineering 1.0%
Granite Construction, Inc.	10,458	291,151
MYR Group, Inc.(a)	28,926	483,642

Total		774,793
Electrical Equipment 0.4%
Acuity Brands, Inc.	5,772	320,750
Machinery 3.8%
Chart Industries, Inc.(a)	12,177	930,688
China Valves Technology, Inc.(a)(b)	42,661	84,042
Clarcor, Inc.	6,300	302,526
Manitowoc Co., Inc. (The)	28,798	398,852
Proto Labs, Inc.(a)	1,659	61,549
Terex Corp.(a)(b)	20,976	474,897
Woodward, Inc.	17,775	739,262

Total		2,991,816
Professional Services 1.0%
Acacia Research Corp.(a)	12,873	527,793
Navigant Consulting, Inc.(a)	19,003	264,522

Total		792,315
Road & Rail 0.9%
Knight Transportation, Inc.	25,459	418,037
Quality Distribution, Inc.(a)	29,022	324,176

Total		742,213
TOTAL INDUSTRIALS		8,660,280

INFORMATION TECHNOLOGY 22.1%
Communications Equipment 2.9%
Aruba Networks, Inc.(a)(b)	17,362	366,685
Ciena Corp.(a)(b)	96,856	1,435,406
Emulex Corp.(a)	36,710	318,643
InterDigital, Inc.(b)	5,809	161,026

Total		2,281,760

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	9

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Computers & Peripherals 4.8%
Cray, Inc.(a)	102,473	$1,142,574
QLogic Corp.(a)	33,905	584,861
Silicon Graphics International Corp.(a)(b)	125,419	1,183,956
Stratasys, Inc.(a)(b)	5,482	280,733
Synaptics, Inc.(a)(b)	18,527	568,964

Total		3,761,088
Electronic Equipment, Instruments & Components 1.5%
Coherent, Inc.(a)	2,533	133,236
Fabrinet(a)(b)	45,479	764,957
Plexus Corp.(a)	5,000	161,850
Universal Display Corp.(a)(b)	3,424	153,977

Total		1,214,020
Internet Software & Services 2.6%
DealerTrack Holdings, Inc.(a)	13,275	395,993
LogMeIn, Inc.(a)	11,791	424,594
Open Text Corp.(a)	6,845	383,251
OpenTable, Inc.(a)(b)	18,742	838,330

Total		2,042,168
IT Services 1.0%
Jack Henry & Associates, Inc.(b)	12,255	416,180
Sapient Corp.(b)	31,870	381,484

Total		797,664
Semiconductors & Semiconductor Equipment 6.4%
Cavium, Inc.(a)	32,230	943,050
Cirrus Logic, Inc.(a)(b)	17,510	479,424
Inphi Corp.(a)(b)	39,877	404,752
Mellanox Technologies Ltd.(a)	12,568	736,359
OmniVision Technologies, Inc.(a)(b)	24,437	450,130
ON Semiconductor Corp.(a)	71,935	594,183
Semtech Corp.(a)	28,817	785,551
TriQuint Semiconductor, Inc.(a)(b)	125,788	613,845

Total		5,007,294
Software 2.9%
CommVault Systems, Inc.(a)	10,366	539,758
Concur Technologies, Inc.(a)(b)	5,920	334,835
NetSuite, Inc.(a)(b)	4,389	194,784
Quest Software, Inc.(a)	27,538	640,809
SolarWinds, Inc.(a)	7,607	356,844
TiVo, Inc.(a)	15,528	167,547

Total		2,234,577
TOTAL INFORMATION TECHNOLOGY		17,338,571

Issuer	Shares	Value
Common Stocks (continued)

MATERIALS 3.1%
Chemicals 1.1%
Huntsman Corp.	15,000	$212,400
Intrepid Potash, Inc.(a)	24,630	612,055

Total		824,455
Construction Materials 0.6%
Martin Marietta Materials, Inc.	5,725	474,488
Metals & Mining 1.4%
Horsehead Holding Corp.(a)(b)	23,579	264,792
RTI International Metals, Inc.(a)(b)	6,876	168,806
Steel Dynamics, Inc.	52,744	673,541

Total		1,107,139
TOTAL MATERIALS		2,406,082
TELECOMMUNICATION SERVICES 1.1%
Diversified Telecommunication Services 1.1%
ORBCOMM, Inc.(a)(b)	258,786	843,642

TOTAL TELECOMMUNICATION SERVICES		843,642
UTILITIES 0.4%
Water Utilities 0.4%
American Water Works Co., Inc.	9,736	333,361

TOTAL UTILITIES		333,361
Total Common Stocks (Cost: $60,406,820)		$66,693,834

Exchange-Traded Funds 5.9%
iShares Russell 2000 Growth Index Fund (b)	18,971	$1,777,583
iShares S&P SmallCap 600/BARRA Growth Index Fund	34,762	2,846,660
Total Exchange-Traded Funds (Cost: $4,698,686)		$4,624,243

Limited Partnerships 0.9%
ENERGY 0.5%
Oil, Gas & Consumable Fuels 0.5%
Capital Product Partners LP Unit (c)	47,478	$414,958

TOTAL ENERGY		414,958

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

Issuer	Shares	Value
Limited Partnerships (continued)

FINANCIALS 0.4%
Capital Markets 0.4%
Fortress Investment Group LLC, Class A(c)	82,571	$295,604

TOTAL FINANCIALS		295,604
Total Limited Partnerships (Cost: $819,234)		$710,562

	Shares	Value
Money Market Funds 4.9%
Columbia Short-Term Cash Fund, 0.144%(d)(e)	3,847,677	$3,847,677
Total Money Market Funds (Cost: $3,847,677)		$3,847,677

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 22.7%

Repurchase Agreements 22.7%
BNP Paribas Securities Corp. dated 4/30/12, matures 5/01/12, repurchase price $4,757,490(f)
	0.180%	$4,757,466	$4,757,466
Mizuho Securities USA, Inc. dated 4/30/12, matures 5/01/12, repurchase price $5,000,033(f)
	0.240%	5,000,000	5,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Natixis Financial Products, Inc. dated 4/30/12, matures 5/01/12, repurchase price $2,000,013(f)
	0.240%	$2,000,000	$2,000,000
Nomura Securities dated 4/30/12, matures 5/01/12, repurchase price $5,000,033(f)
	0.240%	5,000,000	5,000,000
Pershing LLC dated 4/30/12, matures 5/01/12, repurchase price $1,000,009(f)
	0.330%	1,000,000	1,000,000
Total			17,757,466
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $17,757,466)			$17,757,466
Total Investments
(Cost: $87,529,883)			$93,633,782
Other Assets & Liabilities, Net			(15,297,081)
Net Assets			$78,336,701

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At April 30, 2012, security was partially or fully on loan.

(c)	At April 30, 2012, there was no capital committed to the LLC or LP for future investment.

(d)	The rate shown is the seven-day current annualized yield at April 30, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	11

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(e)	Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$2,718,112	$13,388,085	$(12,258,520)	$—	$3,847,677	$2,564	$3,847,677

(f)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

BNP Paribas Securities Corp. (0.180%)

Security Description	Value
United States Treasury Note/Bond	$4,852,615
Total Market Value of Collateral Securities	$4,852,615

Mizuho Securities USA, Inc. (0.240%)

Security Description	Value
Fannie Mae REMICS	$2,530,245
Freddie Mac REMICS	2,569,755
Total Market Value of Collateral Securities	$5,100,000

Natixis Financial Products, Inc. (0.240%)

Security Description	Value
Fannie Mae Pool	$70,680
Fannie Mae REMICS	524,641
Fannie Mae Whole Loan	16,483
Freddie Mac Gold Pool	148,043
Freddie Mac Non Gold Pool	38,299
Freddie Mac REMICS	458,253
Government National Mortgage Association	326,613
United States Treasury Note/Bond	457,002
Total Market Value of Collateral Securities	$2,040,014

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

Notes to Portfolio of Investments (continued)

Nomura Securities (0.240%)

Security Description	Value
Fannie Mae Pool	$1,020,291
Freddie Mac Gold Pool	1,171,975
Ginnie Mae II Pool	2,907,734
Total Market Value of Collateral Securities	$5,100,000

Pershing LLC (0.330%)

Security Description	Value
Fannie Mae Pool	$207,499
Fannie Mae REMICS	54,310
Fannie Mae-Aces	5,960
Federal Farm Credit Bank	37,671
Federal Home Loan Banks	9,851
Federal Home Loan Mortgage Corp	8,055
Federal National Mortgage Association	11,410
Freddie Mac Coupon Strips	7,871
Freddie Mac Gold Pool	80,142
Freddie Mac Non Gold Pool	30,216
Freddie Mac Reference REMIC	9,609
Freddie Mac REMICS	62,538
Ginnie Mae I Pool	103,173
Ginnie Mae II Pool	288,015
Government National Mortgage Association	34,224
United States Treasury Note/Bond	69,456
Total Market Value of Collateral Securities	$1,020,000

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	13

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to,financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$12,863,942	$—	$—	$12,863,942
Consumer Staples	5,229,020	—	—	5,229,020
Energy	3,217,623	—	—	3,217,623
Financials	2,429,850	—	—	2,429,850
Health Care	13,371,463	—	—	13,371,463
Industrials	8,660,280	—	—	8,660,280
Information Technology	17,338,571	—	—	17,338,571
Materials	2,406,082	—	—	2,406,082
Telecommunication Services	843,642	—	—	843,642
Utilities	333,361	—	—	333,361
Exchange-Traded Funds	4,624,243	—	—	4,624,243
Total Equity Securities	71,318,077	—	—	71,318,077
Other
Limited Partnerships	710,562	—	—	710,562
Money Market Funds	3,847,677	—	—	3,847,677
Investments of Cash Collateral Received for Securities on Loan	—	17,757,466	—	17,757,466
Total Other	4,558,239	17,757,466	—	22,315,705
Total	$75,876,316	$17,757,466	$—	$93,633,782
See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	15

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $65,924,740)	$72,028,639
Affiliated issuers (identified cost $3,847,677)	3,847,677
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $17,757,466)	17,757,466
Total investments (identified cost $87,529,883)	93,633,782
Receivable for:
Investments sold	8,368,706
Capital shares sold	30,242
Dividends	7,026
Interest	12,945
Expense reimbursement due from Investment Manager	1,185
Prepaid expense	1,034
Total assets	102,054,920
Liabilities
Due upon return of securities on loan	17,757,466
Payable for:
Investments purchased	5,799,143
Capital shares purchased	78,271
Investment management fees	5,143
Distribution fees	2,474
Transfer agent fees	15,447
Administration fees	521
Plan administration fees	1
Compensation of board members	7,398
Other expenses	52,355
Total liabilities	23,718,219
Net assets applicable to outstanding capital stock	$78,336,701

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

April 30, 2012 (Unaudited)

Represented by
Paid-in capital	$91,755,533
Excess of distributions over net investment income	(359,842)
Accumulated net realized loss	(19,162,889)
Unrealized appreciation (depreciation) on:
Investments	6,103,899
Total — representing net assets applicable to outstanding capital stock	$78,336,701
*Value of securities on loan	$16,785,045
Net assets applicable to outstanding shares
Class A	$61,197,068
Class B	$3,636,095
Class C	$10,773,617
Class I	$15,907
Class R	$120,122
Class R4	$58,047
Class R5	$931,161
Class Z	$1,604,684
Shares outstanding
Class A	5,556,661
Class B	418,763
Class C	1,234,432
Class I	1,347
Class R	11,185
Class R4	4,950
Class R5	78,840
Class Z	136,081
Net asset value per share
Class A(a)	$11.01
Class B	$8.68
Class C	$8.73
Class I	$11.81
Class R	$10.74
Class R4	$11.73
Class R5	$11.81
Class Z	$11.79

(a)	The maximum offering price per share for Class A is $11.68. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	17

Statement of Operations

Six months ended April 30, 2012 (Unaudited)

Net investment income
Income:
Dividends	$117,523
Dividends from affiliates	2,564
Income from securities lending — net	160,178
Total income	280,265
Expenses:
Investment management fees	298,601
Distribution fees
Class A	75,162
Class B	18,255
Class C	50,209
Class R	289
Transfer agent fees
Class A	113,719
Class B	7,731
Class C	18,881
Class R	214
Class R4	7
Class R5	128
Class Z	1,195
Administration fees	30,238
Plan administration fees
Class R4	68
Compensation of board members	5,634
Custodian fees	3,762
Printing and postage fees	39,476
Registration fees	35,946
Professional fees	17,365
Other	14,233
Total expenses	731,113
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(111,599)
Total net expenses	619,514
Net investment loss	(339,249)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,489,593
Net realized gain	2,489,593
Net change in unrealized appreciation (depreciation) on:
Investments	8,441,956
Net change in unrealized appreciation	8,441,956
Net realized and unrealized gain	10,931,549
Net increase in net assets resulting from operations	$10,592,300

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

Statement of Changes in Net Assets

	Six months ended April 30, 2012 (Unaudited)	Year ended October 31, 2011
Operations
Net investment loss	$(339,249)	$(879,651)
Net realized gain	2,489,593	17,177,577
Net change in unrealized appreciation (depreciation)	8,441,956	(9,577,081)
Net increase in net assets resulting from operations	10,592,300	6,720,845
Increase (decrease) in net assets from share transactions	(5,104,375)	(71,158,551)
Total increase (decrease) in net assets	5,487,925	(64,437,706)
Net assets at beginning of period	72,848,776	137,286,482
Net assets at end of period	$78,336,701	$72,848,776
Excess of distributions over net investment income	$(359,842)	$(20,593)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	19

Statement of Changes in Net Assets (continued)

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	163,450	1,727,523	461,271	5,033,840
Redemptions	(765,532)	(7,875,433)	(1,561,186)	(16,438,748)
Net decrease	(602,082)	(6,147,910)	(1,099,915)	(11,404,908)
Class B shares
Subscriptions	1,479	12,535	4,928	46,308
Redemptions(a)	(49,797)	(415,244)	(442,060)	(3,841,259)
Net decrease	(48,318)	(402,709)	(437,132)	(3,794,951)
Class C shares
Subscriptions	86,437	738,026	42,783	375,723
Redemptions	(81,996)	(675,507)	(224,461)	(1,879,560)
Net increase (decrease)	4,441	62,519	(181,678)	(1,503,837)
Class I shares
Subscriptions	—	—	84,843	1,019,190
Redemptions	—	—	(4,708,397)	(55,709,801)
Net decrease	—	—	(4,623,554)	(54,690,611)
Class R shares
Subscriptions	1,505	15,144	3,879	40,734
Redemptions	(2,395)	(24,182)	(3,024)	(33,000)
Net increase (decrease)	(890)	(9,038)	855	7,734
Class R4 shares
Subscriptions	9	97	20	241
Redemptions	—	—	(838)	(9,737)
Net increase (decrease)	9	97	(818)	(9,496)
Class R5 shares
Redemptions	—	—	(82)	(549)
Net decrease	—	—	(82)	(549)
Class Z shares
Subscriptions	122,985	1,464,551	26,515	321,069
Redemptions	(6,105)	(71,885)	(7,568)	(83,002)
Net increase	116,880	1,392,666	18,947	238,067
Total net decrease	(529,960)	(5,104,375)	(6,323,377)	(71,158,551)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008		2007
	(Unaudited)
Class A
Per share data
Net asset value, beginning of period	$9.55		$9.71		$8.21		$7.29		$15.63		$14.29
Income from investment operations:
Net investment loss	(0.04)		(0.08)		(0.08)		(0.08)		(0.12)		(0.21)
Net realized and unrealized gain (loss)	1.50		(0.08	)(a)	1.58		1.00		(5.93)		3.18
Total from investment operations	1.46		(0.16)		1.50		0.92		(6.05)		2.97
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(2.41)		(1.63)
Total distributions to shareholders	—		—		—		—		(2.41)		(1.63)
Proceeds from regulatory settlements	—		—		—		—		0.12		—
Net asset value, end of period	$11.01		$9.55		$9.71		$8.21		$7.29		$15.63
Total return	15.29%		(1.65%	)	18.27%		12.62%		(44.19%	)(b)	22.93%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.81%	(d)	1.73%		1.88%		2.62%		2.05%		1.90%
Net expenses after fees waived or expenses reimbursed(e)	1.51%	(d)	1.48%	(f)	1.51%		1.86%		1.97%		1.90%
Net investment loss	(0.77%	)(d)	(0.72%	)(f)	(0.91%	)	(0.91%	)	(1.13%	)	(1.47% )
Supplemental data
Net assets, end of period (in thousands)	$61,197		$58,800		$70,460		$23,380		$25,209		$52,441
Portfolio turnover	45%		72%		160%		162%		156%		116%

Notes to Financial Highlights

(a)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	During the year ended October 31, 2008, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.74%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	21

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008		2007
	(Unaudited)
Class B
Per share data
Net asset value, beginning of period	$7.56		$7.74		$6.60		$5.90		$13.22		$12.42
Income from investment operations:
Net investment loss	(0.06)		(0.13)		(0.12)		(0.12)		(0.16)		(0.27)
Net realized and unrealized gain (loss)	1.18		(0.05	)(a)	1.26		0.82		(4.85)		2.70
Total from investment operations	1.12		(0.18)		1.14		0.70		(5.01)		2.43
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(2.41)		(1.63)
Total distributions to shareholders	—		—		—		—		(2.41)		(1.63)
Proceeds from regulatory settlements	—		—		—		—		0.10		—
Net asset value, end of period	$8.68		$7.56		$7.74		$6.60		$5.90		$13.22
Total return	14.81%		(2.33%	)	17.27%		11.86%		(44.62%	)(b)	21.90%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.60%	(d)	2.47%		2.61%		3.38%		2.81%		2.66%
Net expenses after fees waived or expenses reimbursed(e)	2.26%	(d)	2.23%	(f)	2.29%		2.63%		2.73%		2.66%
Net investment loss	(1.52%	)(d)	(1.49%	)(f)	(1.69%	)	(1.65%	)	(1.89%	)	(2.23% )
Supplemental data
Net assets, end of period (in thousands)	$3,636		$3,529		$7,000		$1,118		$1,302		$3,365
Portfolio turnover	45%		72%		160%		162%		156%		116%

Notes to Financial Highlights

(a)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	During the year ended October 31, 2008, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.71%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008		2007
	(Unaudited)
Class C
Per share data
Net asset value, beginning of period	$7.59		$7.78		$6.63		$5.93		$13.23		$12.42
Income from investment operations:
Net investment loss	(0.06)		(0.12)		(0.12)		(0.12)		(0.15)		(0.27)
Net realized and unrealized gain (loss)	1.20		(0.07	)(a)	1.27		0.82		(4.84)		2.71
Total from investment operations	1.14		(0.19)		1.15		0.70		(4.99)		2.44
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(2.41)		(1.63)
Total distributions to shareholders	—		—		—		—		(2.41)		(1.63)
Proceeds from regulatory settlements	—		—		—		—		0.10		—
Net asset value, end of period	$8.73		$7.59		$7.78		$6.63		$5.93		$13.23
Total return	15.02%		(2.44%	)	17.35%		11.80%		(44.38%	)(b)	22.00%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.56%	(d)	2.48%		2.68%		3.36%		2.81%		2.66%
Net expenses after fees waived or expenses reimbursed(e)	2.26%	(d)	2.23%	(f)	2.27%		2.61%		2.73%		2.66%
Net investment loss	(1.53%	)(d)	(1.47%	)(f)	(1.66%	)	(1.66%	)	(1.89%	)	(2.23% )
Supplemental data
Net assets, end of period (in thousands)	$10,774		$9,341		$10,983		$8,899		$9,493		$3,173
Portfolio turnover	45%		72%		160%		162%		156%		116%

Notes to Financial Highlights

(a)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	During the year ended October 31, 2008, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.72%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	23

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009(a)
	(Unaudited)
Class I
Per share data
Net asset value, beginning of period	$10.21		$10.35		$8.71		$8.65
Income from investment operations:
Net investment loss	(0.02)		(0.04)		(0.05)		(0.01)
Net realized and unrealized gain (loss)	1.62		(0.10	)(b)	1.69		0.07
Total from investment operations	1.60		(0.14)		1.64		0.06
Net asset value, end of period	$11.81		$10.21		$10.35		$8.71
Total return	15.67%		(1.35%	)	18.83%		0.69%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.18%	(d)	1.08%		1.13%		1.30%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.06%	(d)	1.03%		1.06%		1.06%	(d)
Net investment loss	(0.33%	)(d)	(0.33%	)	(0.49%	)	(0.39%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$16		$14		$47,859		$1,000
Portfolio turnover	45%		72%		160%		162%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008		2007
	(Unaudited)
Class R
Per share data
Net asset value, beginning of period	$9.32		$9.50		$8.06		$7.18		$15.47		$14.20
Income from investment operations:
Net investment loss	(0.05)		(0.10)		(0.11)		(0.10)		(0.14)		(0.24)
Net realized and unrealized gain (loss)	1.47		(0.08	)(a)	1.55		0.98		(5.86)		3.14
Total from investment operations	1.42		(0.18)		1.44		0.88		(6.00)		2.90
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(2.41)		(1.63)
Total distributions to shareholders	—		—		—		—		(2.41)		(1.63)
Proceeds from regulatory settlements	—		—		—		—		0.12		—
Net asset value, end of period	$10.74		$9.32		$9.50		$8.06		$7.18		$15.47
Total return	15.24%		(1.89%	)	17.87%		12.26%		(44.36%	)(b)	22.53%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.05%	(d)	1.98%		2.02%		2.90%		2.31%		2.15%
Net expenses after fees waived or expenses reimbursed(e)	1.76%	(d)	1.74%	(f)	1.86%		2.14%		2.23%		2.15%
Net investment loss	(1.02%	)(d)	(0.99%	)(f)	(1.24%	)	(1.21%	)	(1.39%	)	(1.72% )
Supplemental data
Net assets, end of period (in thousands)	$120		$113		$107		$82		$79		$93
Portfolio turnover	45%		72%		160%		162%		156%		116%

Notes to Financial Highlights

(a)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	During the year ended October 31, 2008, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.74%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	25

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009(a)
	(Unaudited)
Class R4
Per share data
Net asset value, beginning of period	$10.16		$10.31		$8.70		$8.65
Income from investment operations:
Net investment loss	(0.03)		(0.06)		(0.07)		(0.01)
Net realized and unrealized gain (loss)	1.60		(0.09	)(b)	1.68		0.06
Total from investment operations	1.57		(0.15)		1.61		0.05
Net asset value, end of period	$11.73		$10.16		$10.31		$8.70
Total return	15.45%		(1.46%	)	18.51%		0.58%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.46%	(d)	1.38%		1.41%		1.53%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.34%	(d)	1.30%		1.36%		1.37%	(d)
Net investment loss	(0.60%	)(d)	(0.54%	)	(0.74%	)	(0.56%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$58		$50		$59		$10
Portfolio turnover	45%		72%		160%		162%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008		2007
	(Unaudited)
Class R5
Per share data
Net asset value, beginning of period	$10.22		$10.34		$8.71		$7.71		$16.30		$14.76
Income from investment operations:
Net investment loss	(0.02)		(0.03)		(0.05)		(0.06)		(0.06)		(0.13)
Net realized and unrealized gain (loss)	1.61		(0.09	)(a)	1.68		1.06		(6.24)		3.30
Total from investment operations	1.59		(0.12)		1.63		1.00		(6.30)		3.17
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(2.41)		(1.63)
Total distributions to shareholders	—		—		—		—		(2.41)		(1.63)
Proceeds from regulatory settlements	—		—		—		—		0.12		—
Net asset value, end of period	$11.81		$10.22		$10.34		$8.71		$7.71		$16.30
Total return	15.56%		(1.16%	)	18.71%		12.97%		(43.87%	)(b)	23.62%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.21%	(d)	1.12%		1.27%		1.88%		1.39%		1.29%
Net expenses after fees waived or expenses reimbursed(e)	1.09%	(d)	1.03%		1.11%		1.68%		1.39%		1.29%
Net investment loss	(0.35%	)(d)	(0.27%	)	(0.50%	)	(0.55%	)	(0.55%	)	(0.86% )
Supplemental data
Net assets, end of period (in thousands)	$931		$806		$816		$626		$3,229		$5,467
Portfolio turnover	45%		72%		160%		162%		156%		116%

Notes to Financial Highlights

(a)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	During the year ended October 31, 2008, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.75%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	27

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010(a)
	(Unaudited)
Class Z
Per share data
Net asset value, beginning of period	$10.21		$10.35		$9.84
Income from investment operations:
Net investment loss	(0.04)		(0.04)		(0.02)
Net realized and unrealized gain (loss)	1.62		(0.10	)(b)	0.53
Total from investment operations	1.58		(0.14)		0.51
Net asset value, end of period	$11.79		$10.21		$10.35
Total return	15.47%		(1.35%	)	5.18%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.44%	(d)	1.48%		2.03%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.27%	(d)	1.22%	(f)	1.26%	(d)
Net investment loss	(0.73%	)(d)	(0.38%	)(f)	(2.06%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$1,605		$196		$3
Portfolio turnover	45%		72%		160%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

Notes to Financial Statements

April 30, 2012 (Unaudited)

Note 1. Organization

Columbia Frontier Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Effective May 31, 2012, the Fund is closed to new investors and new accounts, subject to certain limited exceptions.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges.

Class R5 shares are not subject to sales charges.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	29

Notes to Financial Statements (continued)

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values.

30	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	31

Notes to Financial Statements (continued)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

32	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	33

Notes to Financial Statements (continued)

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended April 30, 2012 was 0.79% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended April 30, 2012 was 0.08% of the Fund’s average daily net assets.

34	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2012, other expenses paid to this company were $905.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	35

Notes to Financial Statements (continued)

For the six months ended April 30, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.38%
Class B	0.42
Class C	0.38
Class R	0.37
Class R4	0.03
Class R5	0.03
Class Z	0.33

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At April 30, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $40,186. The liability remaining at April 30, 2012 for non-recurring charges associated with the lease amounted to $28,487 and is included within other accrued expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended April 30, 2012, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an

36	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $327,000 and $1,311,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $20,549 for Class A, $937 for Class B and $68 for Class C shares for the six months ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.53%
Class B	2.28
Class C	2.28
Class I	1.08
Class R	1.78
Class R4	1.38
Class R5	1.13
Class Z	1.28

Prior to January 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	37

Notes to Financial Statements (continued)

overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.47%
Class B	2.22
Class C	2.22
Class I	1.02
Class R	1.72
Class R4	1.32
Class R5	1.07
Class Z	1.22

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2012, the cost of investments for federal income tax purposes was approximately $87,530,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$10,155,000
Unrealized depreciation	(4,051,000)
Net unrealized appreciation	$6,104,000

38	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

The following capital loss carryforward, determined as of October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$3,472,677
2018	17,530,532
Total	$21,003,209

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $32,832,260 and $42,433,314, respectively, for the six months ended April 30, 2012.

Note	6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	39

Notes to Financial Statements (continued)

Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At April 30, 2012, securities valued at $16,785,045 were on loan, secured by cash collateral of $17,757,466 that is partially or fully invested in short-term securities or other cash equivalents.

Note	7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The

40	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the six months ended April 30, 2012.

Note	9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note	10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note	11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	41

Notes to Financial Statements (continued)

Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

42	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Frontier Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”).

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	43

Approval of Investment Management Services

Agreement (continued)

of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management:     The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

44	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT	45

Approval of Investment Management Services

Agreement (continued)

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

46	COLUMBIA FRONTIER FUND — 2012 SEMIANNUAL REPORT

Columbia Frontier Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9959 D (6/12)

Semiannual Report

Columbia

Global Bond Fund

Semiannual Report for the Period Ended April 30, 2012

Columbia Global Bond Fund seeks to provide shareholders with high total return through income and growth of capital.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Fund Expense Example	6

Portfolio of Investments	8

Statement of Assets and Liabilities	27

Statement of Operations	29

Statement of Changes in Net Assets	31

Financial Highlights	33

Notes to Financial Statements	41

Proxy Voting	59

Approval of Investment Management Services Agreement	59

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Global Bond Fund (the Fund) Class A shares returned 2.27% (excluding sales charge) for the six months ended April 30, 2012.

>	The Fund outperformed its benchmark, the Barclays Global Aggregate Index, which returned 0.96% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	6 months*	1 year	5 years	10 years
Columbia Global Bond Fund Class A (excluding sales charge)	+2.27%	+2.52%	+5.87%	+6.83%
Barclays Global Aggregate Index (1) (unmanaged)	+0.96%	+3.30%	+6.39%	+7.15%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

(1)

The Barclays Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

2	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	6 months*	1 year	5 years	10 years
Class A (inception 3/20/89)	+2.27%	+2.52%	+5.87%	+6.83%
Class B (inception 3/20/95)	+1.91%	+1.84%	+5.08%	+6.03%
Class C (inception 6/26/00)	+1.95%	+1.82%	+5.11%	+6.04%
Class I** (inception 3/4/04)	+2.37%	+2.99%	+6.33%	+7.20%
Class R** (inception 3/15/10)	+2.05%	+2.30%	+5.53%	+6.47%
Class R4 (inception 3/20/95)	+2.23%	+2.69%	+6.10%	+7.07%
Class W** (inception 12/1/06)	+2.11%	+2.48%	+5.87%	+6.81%
Class Z** (inception 9/27/10)	+2.27%	+2.86%	+5.98%	+6.88%

With sales charge
Class A (inception 3/20/89)	-2.63%	-2.35%	+4.86%	+6.31%
Class B (inception 3/20/95)	-2.88%	-2.91%	+4.75%	+6.03%
Class C (inception 6/26/00)	+0.99%	+0.87%	+5.11%	+6.04%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 4.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized.
**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	3

Your Fund at a Glance (continued)

PORTFOLIO BREAKDOWN(1) (at April 30, 2012)
Asset-Backed Securities — Non-Agency	0.4%
Commercial Mortgage-Backed Securities — Agency	0.2
Commercial Mortgage-Backed Securities — Non-Agency	2.1
Corporate Bonds & Notes	24.8
Foreign Government Obligations	54.7
Inflation-Indexed Bonds	0.9
Residential Mortgage-Backed Securities — Agency	4.8
Residential Mortgage-Backed Securities — Non-Agency	0.2
U.S. Treasury Obligations	3.9
Senior Loans	0.1
Other(2)	7.9

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.
(2)	Includes investments in Money Market Funds.

QUALITY BREAKDOWN(1) (at April 30, 2012)
AAA rating	45.1%
AA rating	17.0
A rating	10.0
BBB rating	20.8
Non-investment grade	6.9
Not rated	0.2

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

4	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

TOP TEN COUNTRIES(1) (at April 30, 2012)
United States	31.1%
Japan	12.4
Germany	7.7
Netherlands	7.5
Canada	6.4
United Kingdom	6.0
France	5.7
Brazil	2.7
Australia	2.0
Mexico	2.0

(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	5

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

November 1, 2011 — April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,022.70	1,019.10	5.83	5.82	1.16
Class B	1,000.00	1,000.00	1,019.10	1,015.37	9.59	9.57	1.91
Class C	1,000.00	1,000.00	1,019.50	1,015.37	9.59	9.57	1.91
Class I	1,000.00	1,000.00	1,023.70	1,021.33	3.57	3.57	0.71
Class R	1,000.00	1,000.00	1,020.50	1,017.85	7.08	7.07	1.41
Class R4	1,000.00	1,000.00	1,022.30	1,019.84	5.08	5.07	1.01
Class W	1,000.00	1,000.00	1,021.10	1,019.05	5.88	5.87	1.17
Class Z	1,000.00	1,000.00	1,022.70	1,020.44	4.48	4.47	0.89

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	7

Portfolio of Investments

Columbia Global Bond Fund

April 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) 23.9%

AUSTRALIA 0.6%
FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%	$40,000	$43,100
FMG Resources August 2006 Proprietary Ltd.(b)(c) Senior Unsecured
04/01/22	6.875%	57,000	57,855
Westpac Banking Corp. Senior Unsecured
09/24/12	7.250%	AUD 300,000	316,130
Woodside Finance Ltd.(b)
05/10/21	4.600%	$1,105,000	1,166,345

Total			1,583,430
BERMUDA 0.1%
Bacardi Ltd.(b)
04/01/14	7.450%	245,000	273,534
CANADA 2.6%
Bank of Montreal(b)(c)
10/31/14	1.300%	830,000	840,705
Bank of Nova Scotia(b)
01/30/17	1.950%	3,000,000	3,067,470
Cascades, Inc.
12/15/17	7.750%	54,000	53,460
Novelis, Inc.
12/15/20	8.750%	23,000	25,358
Royal Bank of Canada Senior Unsecured
01/18/13	3.250%	EUR 480,000	646,747
Toronto-Dominion Bank (The) Senior Unsecured
05/14/15	5.375%	EUR 350,000	518,123
Toronto-Dominion Bank (The)(b)
09/14/16	1.625%	$1,878,000	1,900,220
Videotron Ltee(b)
07/15/22	5.000%	16,000	15,960

Total			7,068,043
FRANCE 0.4%
Cie de Financement Foncier SA(b)
09/16/15	2.500%	600,000	607,559
France Telecom SA Senior Unsecured
02/21/17	4.750%	EUR 205,000	303,680
Veolia Environnement SA Senior Unsecured
01/16/17	4.375%	EUR 110,000	158,187

Total			1,069,426

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

GERMANY 0.3%
E.ON International Finance BV
05/29/12	6.375%	GBP 265,000	$431,602
10/02/17	5.500%	EUR 275,000	432,166

Total			863,768
IRELAND 0.1%
Ardagh Packaging Finance PLC Senior Secured(b)
10/15/17	7.375%	$129,000	139,643
ITALY —%
Wind Acquisition Finance SA(b) Secured
07/15/17	11.750%	1,000	983
Senior Secured
02/15/18	7.250%	17,000	16,107

Total			17,090
JAPAN 0.1%
Bayer Holding Ltd.
06/28/12	1.955%	JPY 20,000,000	251,002
LUXEMBOURG 0.4%
ArcelorMittal Senior Unsecured(c)
03/01/21	5.500%	740,000	728,879
Calcipar SA Senior Secured(b)
05/01/18	6.875%	175,000	179,375
Intelsat Jackson Holdings SA(b)
10/15/20	7.250%	212,000	221,010

Total			1,129,264
NETHERLANDS 1.2%
Allianz Finance II BV
11/23/16	4.000%	EUR 400,000	582,822
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Senior Unsecured
07/03/14	6.750%	AUD 300,000	323,592
Deutsche Telekom International Finance BV
09/26/12	7.125%	GBP 405,000	671,645
01/19/15	4.000%	EUR 275,000	388,450
ING Groep NV Senior Unsecured
05/31/17	4.750%	EUR 505,000	712,917

The accompanying Notes to Financial Statements are an integral part of this statement.

8	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

NETHERLANDS (cont.)
LyondellBasell Industries NV(b)
11/15/21	6.000%	$277,000	$299,160
NXP BV/Funding LLC Senior Secured(b)
08/01/18	9.750%	26,000	29,510
Schaeffler Finance BV Senior Secured(b)
02/15/19	8.500%	115,000	121,613

Total			3,129,709
NEW ZEALAND 0.2%
ANZ National International Ltd. Senior Unsecured(b)
08/10/15	3.125%	475,000	487,864
SPAIN 0.5%
Telefonica Emisiones SAU
01/15/15	4.949%	1,300,000	1,303,845
SUPRA-NATIONAL 0.2%
Council of Europe Development Bank Senior Unsecured
09/16/14	5.750%	AUD 425,000	454,583
UNITED KINGDOM 0.6%
Ineos Finance PLC(b) Senior Secured
05/15/15	9.000%	$137,000	146,590
02/15/19	8.375%	16,000	17,160
Ineos Finance PLC(b)(d)
05/01/20	7.500%	24,000	24,660
MetLife of Connecticut(e)
05/24/12	0.536%	JPY 100,000,000	1,250,977
SABMiller PLC Senior Unsecured(b)
07/15/18	6.500%	$225,000	274,237

Total			1,713,624
UNITED STATES 16.6%
ADS Tactical, Inc. Senior Secured(b)(c)
04/01/18	11.000%	150,000	153,750
AES Corp. (The) Senior Unsecured(b)
07/01/21	7.375%	68,000	75,650
AMC Networks, Inc.(b)
07/15/21	7.750%	60,000	67,050
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	39,000	42,510

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
ARAMARK Holdings Corp. Senior Unsecured PIK(b)
05/01/16	8.625%	$53,000	$54,259
Actuant Corp.(b)
06/15/22	5.625%	36,000	37,080
Alliance Data Systems Corp.(b)
04/01/20	6.375%	31,000	31,504
Ally Financial, Inc.
02/15/17	5.500%	8,000	8,176
03/15/20	8.000%	50,000	57,276
09/15/20	7.500%	105,000	117,075
Alpha Natural Resources, Inc.(c)
06/01/19	6.000%	24,000	22,380
06/01/21	6.250%	6,000	5,595
Amkor Technology, Inc. Senior Unsecured
06/01/21	6.625%	164,000	168,100
Anixter, Inc.
05/01/19	5.625%	18,000	18,405
Antero Resources Finance Corp.
12/01/17	9.375%	5,000	5,463
Antero Resources Finance Corp.(b)
08/01/19	7.250%	19,000	19,570
Appalachian Power Co. Senior Unsecured
03/30/21	4.600%	135,000	149,932
Arch Coal, Inc.(b)(c)
06/15/21	7.250%	31,000	27,668
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	192,000	202,080
AutoNation, Inc.
02/01/20	5.500%	19,000	19,380
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	97,000	106,700
BE Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	64,000	64,960
Ball Corp.
09/15/20	6.750%	94,000	103,870
Bank of America Corp. Senior Unsecured
05/13/21	5.000%	1,000,000	995,320
Best Buy Co., Inc. Senior Unsecured(c)
03/15/21	5.500%	180,000	168,400
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	159,000	166,950

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	9

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Building Materials Corp. of America Senior Notes(b)
05/01/21	6.750%	$76,000	$79,135
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(b)
05/01/17	7.750%	65,000	70,850
CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	41,000	42,896
CF Industries, Inc.
05/01/20	7.125%	56,000	66,780
CHS/Community Health Systems, Inc.(b)(c)
11/15/19	8.000%	30,000	31,725
CIT Group, Inc.(b) Senior Secured
04/01/18	6.625%	115,000	124,200
Senior Unsecured
02/15/19	5.500%	43,000	44,183
CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	320,000	356,627
CNH Capital LLC(b)
11/01/16	6.250%	109,000	116,221
CONSOL Energy, Inc.
04/01/20	8.250%	51,000	53,550
03/01/21	6.375%	70,000	65,800
CSC Holdings LLC Senior Unsecured(b)
11/15/21	6.750%	89,000	92,337
Cardtronics, Inc.
09/01/18	8.250%	190,000	209,950
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	51,000	54,060
Case New Holland, Inc.
12/01/17	7.875%	65,000	75,725
Celanese U.S. Holdings LLC
06/15/21	5.875%	55,000	58,988
Chaparral Energy, Inc.(b)(d)
11/15/22	7.625%	57,000	57,214
Chesapeake Energy Corp.(c)
08/15/20	6.625%	142,000	138,450
Chester Downs & Marina LLC Senior Secured(b)(c)
02/01/20	9.250%	55,000	57,888
Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%	27,000	27,945
Cimarex Energy Co.
05/01/22	5.875%	44,000	45,540

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Citigroup, Inc. Senior Unsecured
08/02/19	5.000%	EUR 195,000	$271,523
Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%	$750,000	1,001,167
Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	1,920,000	2,209,601
Columbus McKinnon Corp.
02/01/19	7.875%	55,000	58,300
Comcast Corp.
08/15/37	6.950%	370,000	470,408
CommScope, Inc.(b)(c)
01/15/19	8.250%	22,000	23,485
Concho Resources, Inc.
01/15/21	7.000%	109,000	118,537
Continental Resources, Inc.
10/01/20	7.375%	10,000	11,150
04/01/21	7.125%	29,000	32,299
Continental Resources, Inc.(b)
09/15/22	5.000%	47,000	47,705
Cott Beverages, Inc.
09/01/18	8.125%	34,000	36,805
Crown Americas LLC/Capital Corp. III
02/01/21	6.250%	100,000	108,750
DISH DBS Corp.
06/01/21	6.750%	102,000	111,690
DPL, Inc. Senior Unsecured(b)
10/15/16	6.500%	60,000	65,100
Delphi Corp.(b)
05/15/21	6.125%	43,000	45,795
Delphi Corp.(b)(c)
05/15/19	5.875%	64,000	67,520
Duke Energy Corp. Senior Unsecured
06/15/18	6.250%	455,000	553,771
ERAC U.S.A. Finance LLC(b)
10/15/37	7.000%	855,000	995,769
El Paso Corp. Senior Unsecured
09/15/20	6.500%	238,000	262,990
01/15/32	7.750%	10,000	11,426
Embarq Corp. Senior Unsecured
06/01/36	7.995%	1,200,000	1,204,476

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Endo Pharmaceuticals Holdings, Inc.
01/15/22	7.250%	$24,000	$25,740
Enterprise Products Operating LLC
02/15/42	5.700%	385,000	425,909
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	120,000	131,100
Everest Acquisition LLC/Finance, Inc. Senior Secured(b)
05/01/19	6.875%	44,000	46,200
First Data Corp. Senior Secured(b)
06/15/19	7.375%	93,000	95,557
Fresenius Medical Care U.S. Finance II, Inc.(b)
01/31/22	5.875%	20,000	20,325
Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	16,000	17,120
Frontier Communications Corp. Senior Unsecured
04/15/20	8.500%	10,000	10,400
Frontier Communications Corp.(c) Senior Unsecured
04/15/22	8.750%	27,000	28,350
General Electric Capital Corp. Senior Unsecured
05/17/12	6.125%	GBP 474,000	770,888
10/17/21	4.650%	1,100,000	1,195,991
Goldman Sachs Group, Inc. (The) Senior Unsecured
05/02/18	6.375%	EUR 350,000	505,095
06/15/20	6.000%	1,410,000	1,508,371
Graphic Packaging International, Inc.
10/01/18	7.875%	38,000	42,180
Greif, Inc. Senior Unsecured
02/01/17	6.750%	127,000	137,160
Grifols, Inc.
02/01/18	8.250%	161,000	172,471
HCA, Inc. Senior Secured
09/15/20	7.250%	130,000	143,975
Healthsouth Corp.
09/15/22	7.750%	63,000	67,883
Hexion US Finance Corp. Senior Unsecured(b)
04/15/20	6.625%	56,000	58,520
Huntington Ingalls Industries, Inc.
03/15/21	7.125%	77,000	81,524

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%	$935,000	$1,087,188
Interface, Inc.
12/01/18	7.625%	43,000	46,440
Interline Brands, Inc.
11/15/18	7.000%	73,000	77,289
International Lease Finance Corp. Senior Unsecured
04/01/19	5.875%	23,000	22,589
International Lease Finance Corp.(c) Senior Unsecured
12/15/20	8.250%	65,000	72,800
Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	60,000	59,700
JM Huber Corp. Senior Unsecured(b)
11/01/19	9.875%	80,000	84,000
JMC Steel Group Senior Notes(b)
03/15/18	8.250%	137,000	141,795
KB Home(c)
03/15/20	8.000%	13,000	12,691
Kinder Morgan Energy Partners LP Senior Unsecured
09/01/41	5.625%	975,000	1,025,126
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	55,000	59,125
Lamar Media Corp.(b)
02/01/22	5.875%	63,000	64,733
Laredo Petroleum, Inc.(b)
05/01/22	7.375%	20,000	20,600
Lear Corp.
03/15/18	7.875%	99,000	107,415
Level 3 Financing, Inc.(c)
04/01/19	9.375%	52,000	56,680
Limited Brands, Inc.
04/01/21	6.625%	95,000	102,600
MGM Resorts International Senior Secured
03/15/20	9.000%	61,000	68,167
Manitowoc Co., Inc. (The)(c)
11/01/20	8.500%	90,000	99,900
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	395,000	433,839

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	11

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	$113,000	$118,367
Meritage Homes Corp. Senior Unsecured(b)
04/01/22	7.000%	22,000	22,330
MetroPCS Wireless, Inc.
11/15/20	6.625%	48,000	46,200
Monaco SpinCo, Inc.(b)(d)
04/30/20	6.750%	27,000	27,810
Morgan Stanley Senior Unsecured
10/02/17	5.500%	EUR 395,000	537,930
Mylan, Inc.(b)
11/15/18	6.000%	$80,000	84,000
National CineMedia LLC Senior Unsecured
07/15/21	7.875%	97,000	104,517
National CineMedia LLC(b) Senior Secured
04/15/22	6.000%	68,000	69,190
Neuberger Berman Group LLC/Finance Corp.(b) Senior Unsecured
03/15/20	5.625%	30,000	30,375
03/15/22	5.875%	45,000	45,675
Nevada Power Co.
05/15/18	6.500%	365,000	449,486
News America, Inc.
02/15/41	6.150%	840,000	964,031
Nextel Communications, Inc.
08/01/15	7.375%	185,000	179,450
NiSource Finance Corp.
09/15/17	5.250%	2,000,000	2,241,356
09/15/20	5.450%	270,000	304,445
Northwest Pipeline GP Senior Unsecured
04/15/17	5.950%	460,000	537,680
Omnicare, Inc.
06/01/20	7.750%	99,000	109,395
Oshkosh Corp.
03/01/17	8.250%	146,000	158,410
PSS World Medical, Inc.(b)
03/01/22	6.375%	11,000	11,275
Pacific Gas & Electric Co. Senior Unsecured(c)
10/01/20	3.500%	305,000	324,072
Peabody Energy Corp.(c)
09/15/20	6.500%	150,000	154,125
Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	43,000	47,945

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Phillips 66(b)
05/01/17	2.950%	$85,000	$87,220
Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	62,000	65,875
Polypore International, Inc.
11/15/17	7.500%	145,000	152,250
Prudential Financial, Inc. Senior Unsecured
05/12/16	3.000%	190,000	195,964
12/01/17	6.000%	195,000	229,313
QEP Resources, Inc. Senior Unsecured
10/01/22	5.375%	57,000	57,000
Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	164,000	173,840
Range Resources Corp.
05/15/19	8.000%	65,000	71,500
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	3,000	3,285
07/15/21	6.500%	94,000	99,640
Reynolds Group Issuer, Inc./LLC Senior Secured(b)
08/15/19	7.875%	83,000	89,640
SBA Telecommunications, Inc.
08/15/16	8.000%	29,000	31,066
08/15/19	8.250%	55,000	60,638
SM Energy Co. Senior Unsecured
11/15/21	6.500%	68,000	71,740
STHI Holding Corp. Secured(b)
03/15/18	8.000%	51,000	54,315
Sally Holdings LLC/Capital, Inc.(b)(c)
11/15/19	6.875%	21,000	22,418
Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	2,131,000	2,430,934
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	138,000	139,380
Spectrum Brands, Inc. Senior Secured
06/15/18	9.500%	41,000	46,433
Spectrum Brands, Inc.(b)(c) Senior Unsecured
03/15/20	6.750%	18,000	18,405

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Sprint Nextel Corp.(b)
11/15/18	9.000%	$115,000	$126,787
03/01/20	7.000%	35,000	35,700
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	53,000	56,048
Tampa Electric Co. Senior Unsecured
05/15/18	6.100%	620,000	753,530
Taylor Morrison Communities, Inc./Monarch Senior Unsecured(b)
04/15/20	7.750%	93,000	95,790
Terex Corp.
04/01/20	6.500%	50,000	51,375
Time Warner Cable, Inc.
07/01/18	6.750%	1,000,000	1,220,727
Time Warner, Inc.
03/29/41	6.250%	250,000	290,726
Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	1,600,000	1,923,546
Tomkins LLC/Inc. Secured
10/01/18	9.000%	149,000	165,762
TransDigm, Inc.
12/15/18	7.750%	24,000	26,160
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	3,255,000	3,815,107
UPCB Finance VI Ltd. Senior Secured(b)
01/15/22	6.875%	83,000	85,291
UR Financing Escrow Corp.(b) Secured
07/15/18	5.750%	49,000	50,715
Senior Unsecured
05/15/20	7.375%	41,000	42,948
04/15/22	7.625%	103,000	108,665
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	165,000	164,257
Univision Communications, Inc. Senior Secured (b)
05/15/19	6.875%	37,000	37,416
Vail Resorts, Inc.
05/01/19	6.500%	86,000	90,730
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	1,235,000	1,520,043

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Visteon Corp.
04/15/19	6.750%	$91,000	$93,730
Wells Fargo & Co. Senior Unsecured
11/03/16	4.125%	EUR 330,000	474,762
Whiting Petroleum Corp.
10/01/18	6.500%	5,000	5,325
Windstream Corp.
03/15/19	7.000%	40,000	40,800
10/15/20	7.750%	100,000	107,000
WireCo WorldGroup, Inc.
05/15/17	9.500%	104,000	107,380
tw telecom holdings, inc.
03/01/18	8.000%	106,000	116,070

Total			43,870,180
Total Corporate Bonds & Notes
(Cost: $58,976,941)			$63,355,005

Residential Mortgage-Backed Securities - Agency 4.6%

UNITED STATES 4.6%
Federal Home Loan Mortgage Corp.(d)(f)
04/01/42	3.500%	$2,640,000	$2,750,498
Federal Home Loan Mortgage Corp.(f)
10/01/18	5.000%	234,639	255,881
09/01/17-08/01/33	6.500%	168,405	189,479
Federal National Mortgage Association(f)
08/01/18	4.500%	472,102	506,956
12/01/18- 06/01/33	5.000%	2,120,736	2,334,515
11/01/18- 06/01/33	5.500%	1,217,949	1,354,141
03/01/17- 04/01/33	6.000%	526,497	583,524
04/01/17- 11/01/33	6.500%	964,932	1,097,576
05/01/32- 06/01/32	7.000%	570,563	673,852
05/01/32- 11/01/32	7.500%	367,458	449,545
Federal National Mortgage Association(f)(g)
09/01/40	4.500%	418,123	457,086
01/01/37	5.500%	906,418	1,009,700

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	13

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities - Agency (continued)

UNITED STATES (cont.)
Government National Mortgage Association(f)
10/15/33	5.500%	$540,198	$609,148

Total			12,271,901
Total Residential Mortgage-Backed Securities - Agency
(Cost: $11,394,101)			$12,271,901

Residential Mortgage-Backed Securities - Non-Agency 0.2%

UNITED STATES 0.2%
Harborview Mortgage Loan Trust CMO Series 2004-1 Class 4A(e)(f)
04/19/34	4.676%	$611,905	$589,898
Total Residential Mortgage-Backed Securities - Non-Agency
(Cost: $549,944)			$589,898

Commercial Mortgage-Backed Securities - Agency 0.2%

UNITED STATES 0.2%
Federal National Mortgage Association(f)
09/01/13	5.322%	$579,048	$602,488
Total Commercial Mortgage-Backed Securities - Agency
(Cost: $582,618)			$602,488

Commercial Mortgage-Backed Securities - Non-Agency 2.0%

UNITED STATES 2.0%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(f)
12/11/49	5.322%	$250,000	$277,323
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1(f)
05/15/36	3.819%	297,267	301,558
GS Mortgage Securities Corp. II Series 2007-GG10 Class F(e)(f)(h)
08/10/45	5.980%	775,000	75,872
General Electric Capital Assurance Co. Series 2003-1 Class A4(b)(e)(f)
05/12/35	5.254%	217,951	233,221
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(f)
03/10/39	5.444%	800,000	885,274

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities - Non-Agency (continued)

UNITED STATES 2.0%
JPMorgan Chase Commercial Mortgage Securities Corp.(e)(f) Series 2005-LDP3 Class ASB
08/15/42	4.893%	$719,678	$757,030
JPMorgan Chase Commercial Mortgage Securities Corp.(f) Series 2003-LN1 Class A1
10/15/37	4.134%	51,310	52,135
Series 2003-ML1A Class A1
03/12/39	3.972%	21,565	21,578
LB-UBS Commercial Mortgage Trust(e)(f) Series 2007-C7 Class A3
09/15/45	5.866%	835,000	958,254
LB-UBS Commercial Mortgage Trust (f) Series 2004-C2 Class A3
03/15/29	3.973%	285,991	290,694
Morgan Stanley Capital I Series 2011-C1 Class A4(b)(e)(f)
09/15/47	5.033%	750,000	865,609
Wachovia Bank Commercial Mortgage Trust Series 2006-C27 Class APB(f)
07/15/45	5.727%	526,273	534,619

Total			5,253,167
Total Commercial Mortgage-Backed Securities - Non-Agency
(Cost: $5,515,259)			$5,253,167

Asset-Backed Securities - Non-Agency(a) 0.4%

DENMARK 0.2%
Nykredit Realkredit A/S Mortgage
04/01/28	5.000%	DKK 2,632,084	$493,595
UNITED STATES 0.2%
GTP Towers Issuer LLC(b)
02/15/15	4.436%	$450,000	464,406
Total Asset-Backed Securities - Non-Agency
(Cost: $946,368)			$958,001

Inflation-Indexed Bonds(a) 0.9%

JAPAN 0.9%
Japanese Government CPI-Linked Bond Senior Unsecured
03/10/18	1.400%	JPY 167,450,000	$2,287,966
Total Inflation-Indexed Bonds
(Cost: $1,547,331)			$2,287,966

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
U.S. Treasury Obligations 3.7%

UNITED STATES 3.7%
U.S. Treasury
03/15/14	1.250%	$235,000	$239,370
11/15/41	3.125%	2,865,000	2,873,953
U.S. Treasury(c)
03/31/17	1.000%	5,405,000	5,459,050
02/15/22	2.000%	1,250,000	1,259,375

Total			9,831,748
Total U.S. Treasury Obligations
(Cost: $9,707,773)			$9,831,748

Foreign Government Obligations(a) 52.7%

ARGENTINA 0.3%
Argentina Bonar Bonds Senior Unsecured
09/12/13	7.000%	$383,000	$381,278
Argentina Republic Government International Bond Senior Unsecured(e)
12/15/35	4.383%	2,900,000	348,000

Total			729,278
AUSTRALIA 1.2%
New South Wales Treasury Corp. Local Government Guaranteed
05/01/12	6.000%	AUD 3,090,000	3,219,760
BELGIUM 0.4%
Belgium Government Bond
03/28/14	4.000%	EUR 750,000	1,046,256
BRAZIL 2.4%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b)
06/10/19	6.500%	210,000	247,828
Brazil Notas do Tesouro Nacional
01/01/13	10.000%	BRL 5,870,000	3,210,640
01/01/17	10.000%	BRL 3,908,000	2,108,946
Brazilian Government International Bond Senior Unsecured
01/22/21	4.875%	300,000	344,172
01/07/41	5.625%	270,000	321,300
Petrobras International Finance Co.
01/27/21	5.375%	100,000	109,043

Total			6,341,929
CANADA 3.0%
Bank of Montreal(b)
01/30/17	1.950%	810,000	826,766

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

CANADA (cont.)
Canadian Government Bond
06/01/18	4.250%	CAD 180,000	$208,478
06/01/19	3.750%	CAD 1,195,000	1,363,160
National Bank of Canada(b)
10/19/16	2.200%	$1,000,000	1,036,915
Province of British Columbia
06/18/14	5.300%	CAD 1,070,000	1,169,109
Province of Ontario
03/08/14	5.000%	CAD 1,490,000	1,602,537
Province of Quebec
12/01/17	4.500%	CAD 1,628,000	1,834,679

Total			8,041,644
COLOMBIA 0.5%
Colombia Government International Bond Senior Unsecured
01/18/41	6.125%	235,000	295,973
Corp. Andina de Fomento Senior Unsecured
06/04/19	8.125%	730,000	912,677

Total			1,208,650
CZECH REPUBLIC 0.2%
Czech Republic Government Bond
06/16/13	3.700%	CZK 7,230,000	394,094
DENMARK 0.2%
Nordea Kredit Realkreditaktieselsk
01/01/13	2.000%	DKK 3,000,000	538,666
FINLAND 0.8%
Finland Government Bond Senior Unsecured
04/15/21	3.500%	EUR 1,380,000	2,036,778
FRANCE 4.7%
Electricite de France SA Senior Unsecured
02/05/18	5.000%	EUR 350,000	532,196
France Government Bond OAT
04/25/13	4.000%	EUR 3,620,000	4,967,415
10/25/16	5.000%	EUR 1,305,000	1,981,361
10/25/17	4.250%	EUR 1,500,000	2,224,400
10/25/19	3.750%	EUR 975,000	1,401,342
France Government Bond OAT(c)
10/25/21	3.250%	EUR 630,000	858,799
French Treasury Note BTAN
01/12/14	2.500%	EUR 300,000	410,315

Total			12,375,828

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	15

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

GERMANY 6.5%
Bayerische Landesbank Senior Unsecured
04/22/13	1.400%	JPY 82,000,000	$1,035,119
Bundesrepublik Deutschland
07/04/14	4.250%	EUR 1,615,000	2,329,156
01/04/15	3.750%	EUR 900,000	1,305,120
07/04/19	3.500%	EUR 1,940,000	2,989,548
07/04/27	6.500%	EUR 2,045,001	4,178,210
07/04/28	4.750%	EUR 1,035,000	1,804,044
07/04/34	4.750%	EUR 1,960,000	3,620,559

Total			17,261,756
GREECE 0.1%
Hellenic Republic Government Bond(e) Government Guaranteed
10/15/42	0.000%	EUR 488,200	3,328
Senior Unsecured
02/24/23	2.000%	EUR 23,250	7,400
02/24/24	2.000%	EUR 23,250	6,730
02/24/25	2.000%	EUR 23,250	6,417
02/24/26	2.000%	EUR 23,250	6,015
02/24/27	2.000%	EUR 23,250	5,775
02/24/28	2.000%	EUR 24,800	6,062
02/24/29	2.000%	EUR 24,800	5,920
02/24/30	2.000%	EUR 24,800	5,838
02/24/31	2.000%	EUR 24,800	5,832
02/24/32	2.000%	EUR 24,800	5,846
02/24/33	2.000%	EUR 24,800	5,829
02/24/34	2.000%	EUR 24,800	5,815
02/24/35	2.000%	EUR 24,800	5,811
02/24/36	2.000%	EUR 24,800	5,863
02/24/37	2.000%	EUR 24,800	5,806
02/24/38	2.000%	EUR 24,800	5,803
02/24/39	2.000%	EUR 24,800	5,810
02/24/40	2.000%	EUR 24,800	5,788
02/24/41	2.000%	EUR 24,800	5,809
02/24/42	2.000%	EUR 24,800	5,813

Total			123,310
INDONESIA 1.7%
Indonesia Government International Bond(b) Senior Unsecured
01/17/18	6.875%	$500,000	590,000
10/12/35	8.500%	190,000	275,975
01/17/38	7.750%	140,000	189,700

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

INDONESIA (cont.)
Indonesia Treasury Bond Senior Unsecured
05/15/16	10.750%	IDR 3,620,000,000	$473,685
11/15/20	11.000%	IDR 10,840,000,000	1,579,762
07/15/22	10.250%	IDR 10,594,000,000	1,496,529

Total			4,605,651
ITALY —%
Italy Buoni Poliennali Del Tesoro
11/01/26	7.250%	EUR 283	421
JAPAN 10.0%
Development Bank of Japan Government Guaranteed
06/20/12	1.400%	JPY 212,000,000	2,659,600
Japan Government 10-Year Bond Senior Unsecured
12/20/12	1.000%	JPY 130,000,000	1,637,362
09/20/17	1.700%	JPY 392,000,000	5,274,732
Japan Government 20-Year Bond Senior Unsecured
03/20/20	2.400%	JPY 111,000,000	1,579,564
12/20/22	1.400%	JPY 424,000,000	5,538,192
12/20/26	2.100%	JPY 366,000,000	5,017,766
09/20/29	2.100%	JPY 146,000,000	1,972,858
Japan Government 30-Year Bond Senior Unsecured
12/20/34	2.400%	JPY 144,000,000	2,013,738
03/20/39	2.300%	JPY 64,500,000	884,051

Total			26,577,863
KAZAKHSTAN 0.1%
KazMunayGas National Co. Senior Unsecured(b)
07/02/18	9.125%	$250,000	310,938
LITHUANIA 0.1%
Lithuania Government International Bond Senior Unsecured(b)(c)
09/14/17	5.125%	210,000	219,262
MALAYSIA 0.7%
Petronas Capital Ltd.(b)
08/12/19	5.250%	1,620,000	1,835,120
MEXICO 1.8%
Mexican Bonos
12/19/13	8.000%	MXN 2,007,600	1,621,626
12/17/15	8.000%	MXN 2,668,260	2,248,562

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

MEXICO (cont.)
Mexican Government International Bond Senior Unsecured
09/27/34	6.750%	$270,000	$359,775
Pemex Project Funding Master Trust(b)
01/24/22	4.875%	500,000	533,064

Total			4,763,027
NETHERLANDS 5.5%
Bank Nederlandse Gemeenten(b)
03/23/15	1.375%	960,000	958,695
Netherlands Government Bond
07/15/12	5.000%	EUR 2,185,000	2,919,970
07/15/13	4.250%	EUR 1,505,000	2,090,110
07/15/16	4.000%	EUR 2,030,000	3,014,402
07/15/20	3.500%	EUR 3,705,000	5,469,139

Total			14,452,316
NEW ZEALAND 0.9%
New Zealand Government Bond Senior Unsecured
04/15/13	6.500%	NZD 2,900,000	2,460,096
NORWAY 1.1%
Norway Government Bond
05/15/13	6.500%	NOK 15,750,000	2,888,305
PERU 0.1%
Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%	150,000	207,750
PHILIPPINES 0.1%
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
05/27/19	7.250%	290,000	356,700
POLAND 1.5%
Poland Government Bond
04/25/13	5.250%	PLN 3,590,000	1,144,638
10/25/17	5.250%	PLN 8,585,000	2,760,652

Total			3,905,290
RUSSIAN FEDERATION 0.7%
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured(b)
08/07/18	8.700%	$100,000	123,500
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
11/22/16	6.212%	100,000	109,125

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

RUSSIAN FEDERATION (cont.)
Gazprom OAO Via Gaz Capital SA (b)(c) Senior Unsecured
08/16/37	7.288%	$230,000	$265,363
Russian Foreign Bond — Eurobond Senior Unsecured(b)(e)
03/31/30	7.500%	1,122,975	1,346,166

Total			1,844,154
SOUTH AFRICA 0.5%
South Africa Government Bond Senior Unsecured
12/21/14	8.750%	ZAR 9,575,000	1,318,613
SOUTH KOREA 0.5%
Export-Import Bank of Korea Senior Unsecured
01/21/14	8.125%	360,000	395,669
01/14/15	5.875%	450,000	491,707
04/11/22	5.000%	500,000	537,052

Total			1,424,428
SWEDEN 1.2%
Sweden Government Bond
05/05/14	6.750%	SEK 19,480,000	3,216,766
TURKEY 0.2%
Turkey Government International Bond Senior Unsecured
03/17/36	6.875%	540,000	611,550
UNITED KINGDOM 4.7%
United Kingdom Gilt
09/07/16	4.000%	GBP 1,070,000	1,963,498
03/07/19	4.500%	GBP 1,170,000	2,271,176
09/07/21	3.750%	GBP 190,000	353,894
03/07/25	5.000%	GBP 500,000	1,039,192
12/07/27	4.250%	GBP 840,000	1,620,342
03/07/36	4.250%	GBP 665,000	1,259,028
12/07/38	4.750%	GBP 795,000	1,626,304
12/07/40	4.250%	GBP 630,000	1,194,808
12/07/49	4.250%	GBP 555,000	1,070,917

Total			12,399,159
URUGUAY 0.1%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%	275,000	386,238

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	17

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

VENEZUELA 0.9%
Petroleos de Venezuela SA
04/12/17	5.250%	$1,190,000	$923,738
Venezuela Government International Bond Senior Unsecured
02/26/16	5.750%	620,000	561,100
05/07/23	9.000%	931,000	809,970

Total			2,294,808
Total Foreign Government Obligations
(Cost: $126,272,687)			$139,396,404

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans 0.1%

GERMANY —%
Schaeffler AG Tranche C2 Term Loan(d)(e)(i)
01/27/17	6.000%	$29,000	$29,093
UNITED STATES 0.1%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(e)(i)
03/18/19	7.500%	129,000	130,999
Lonestar Intermediate Super Holdings LLC Term Loan(e)(i)
09/02/19	11.000%	95,000	97,454

Total			228,453
Total Senior Loans
(Cost: $248,453)			$257,546

	Shares	Value
Money Market Funds 7.6%

Columbia Short-Term Cash Fund, 0.144% (j)(k)	20,183,398	$20,183,398
Total Money Market Funds
(Cost: $20,183,398)		$20,183,398

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 1.4%

Repurchase Agreements 1.4%
Natixis Financial Products, Inc. dated 04/30/12, matures 05/01/12, repurchase price $1,000,007(l)
	0.240%	$1,000,000	$1,000,000
Pershing LLC dated 04/30/12, matures 05/01/12, repurchase price $500,005(l)
	0.330%	500,000	500,000
Societe Generale dated 04/30/12, matures 05/01/12, repurchase price $2,128,509 (l)
	0.210%	2,128,497	2,128,497

Total			3,628,497
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $3,628,497)			$3,628,497
Total Investments
(Cost: $239,553,370)			$258,616,019
Other Assets & Liabilities, Net			5,987,361
Net Assets			$264,603,380

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2012
Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Canada Government Bond, 10-year	(148)	$(19,783,773)	June 2012	$2,072	$—
Euro-Bobl, 5-year	(5)	(829,298)	June 2012	—	(7,328)
Euro-Bund, 10-year	(2)	(373,522)	June 2012	—	(6,764)
Japanese Government Bond, 10-year	4	7,170,341	June 2012	35,067	—
United Kingdom Long GILT, 10-year	106	19,888,085	June 2012		(5,364)
U.S. Treasury Note, 5-year	(10)	(1,237,969)	July 2012	—	(7,765)
U.S. Treasury Note, 10-year	(64)	(8,466,000)	June 2012	—	(75,408)
Total				$37,139	$(102,629)

Forward Foreign Currency Exchange Contracts Open at April 30, 2012
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	May 8, 2012	2,188,000 (GBP	)	2,621,521 (EUR	)	$—	$(80,560)
J.P. Morgan Securities, Inc.	May 8, 2012	17,769,642 (USD	)	1,466,779,000 (JPY	)	602,841	—
Citigroup Global Markets, Inc.	May 10, 2012	7,101,000 (BRL	)	3,851,077 (USD	)	132,367	—
UBS Securities	May 14, 2012	2,195,971 (USD	)	1,377,000 (GBP	)	38,569	—
UBS Securities	May 15, 2012	2,711,000 (NZD	)	2,234,839 (USD	)	20,058	—
State Street Bank & Trust Co.	May 16, 2012	5,271,000 (EUR	)	6,950,657 (USD	)	—	(26,960)
Barclays Bank PLC	May 17, 2012	19,703,000 (ILS	)	5,246,997 (USD	)	17,682	—
J.P. Morgan Securities, Inc.	May 17, 2012	5,060,000 (PLN	)	1,571,673 (USD	)	—	(30,302)
HSBC Securities (USA), Inc.	May 18, 2012	1,577,000 (AUD	)	1,625,650 (USD	)	—	(14,435)
Deutsche Bank	May 18, 2012	6,029,160,000 (KRW	)	5,297,101 (USD	)	—	(31,694)
Citigroup Global Markets, Inc.	May 18, 2012	155,817,000 (TWD	)	5,276,566 (USD	)	—	(58,469)
Citigroup Global Markets, Inc.	May 18, 2012	2,628,978 (USD	)	1,285,570,000 (CLP	)	15,391	—
Morgan Stanley	May 18, 2012	5,262,692 (USD	)	155,031,000 (RUB	)	—	(572)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	19

Portfolio of Investments (continued)

Forward Foreign Currency Exchange Contracts Open at April 30, 2012 (continued)
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
UBS Securities	May 18, 2012	5,143,769 (USD	)	9,415,000 (TRY	)	$196,719	$—
Citigroup Global Markets, Inc.	May 18, 2012	2,640,597 (USD	)	77,825,000 (TWD	)	24,062	—
Standard Chartered Bank	May 21, 2012	2,663,358 (USD	)	138,721,000 (INR	)	—	(42,743)
UBS Securities	May 22, 2012	24,397,000 (MXN	)	1,837,303 (USD	)	—	(31,823)
Goldman, Sachs & Co.	May 23, 2012	22,546,000 (EUR	)	29,846,676 (USD	)	—	(392,582)
State Street Bank & Trust Co.	May 23, 2012	7,342,000 (GBP	)	11,913,532 (USD	)	—	(284,905)
HSBC Securities (USA), Inc.	May 23, 2012	1,430,591,000 (JPY	)	17,919,095 (USD	)	—	(129,910)
J.P. Morgan Securities, Inc.	May 23, 2012	17,924,358 (USD	)	102,668,000 (NOK	)	215,163	—
Citigroup Global Markets, Inc.	May 23, 2012	5,793,712 (USD	)	7,096,000 (NZD	)	—	(6,345)
Citigroup Global Markets, Inc.	May 23, 2012	6,040,666 (USD	)	7,466,000 (NZD	)	55,145	—
Deutsche Bank	May 23, 2012	29,901,210 (USD	)	200,975,000 (SEK	)	46,195	—
Deutsche Bank	May 24, 2012	291,000 (CAD	)	294,437 (USD	)	—	(625)
Deutsche Bank	May 24, 2012	2,005,000 (CHF	)	2,209,554 (USD	)	—	(28,819)
Deutsche Bank	May 24, 2012	1,336,000 (EUR	)	1,768,620 (USD	)	—	(23,091)
Deutsche Bank	May 24, 2012	544,000 (GBP	)	882,717 (USD	)	—	(20,935)
Deutsche Bank	May 24, 2012	176,511,000 (JPY	)	2,211,911 (USD	)	—	(15,903)
Deutsche Bank	May 24, 2012	1,469,532 (USD	)	1,414,000 (AUD	)	18,753	—
Deutsche Bank	May 24, 2012	1,472,395 (USD	)	8,434,000 (NOK	)	8,632	—
Deutsche Bank	May 24, 2012	1,467,098 (USD	)	1,797,000 (NZD	)	12,840	—
Deutsche Bank	May 24, 2012	1,473,179 (USD	)	9,911,000 (SEK	)	12,100	—
HSBC Securities (USA), Inc.	May 25, 2012	693,820 (USD	)	686,000 (CAD	)	267	—
Total						$1,416,784	$(1,220,673)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of these securities amounted to $27,470,135 or 10.38% of net assets.

(c)	At April 30, 2012, security was partially or fully on loan.

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

(e)	Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(f)

The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	At April 30, 2012, investments in securities included securities valued at $630,465 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(h)

Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2012, the value of these securities amounted to $75,872, which represents 0.03% of net assets.

(i)

Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(j)	The rate shown is the seven-day current annualized yield at April 30, 2012.

(k)	Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$14,432,698	$48,931,837	$(43,181,137)	$—	$20,183,398	$12,654	$20,183,398

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	21

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(l)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Natixis Financial Products, Inc. (0.240%)

Security Description	Value
Fannie Mae Pool	$35,340
Fannie Mae REMICS	262,320
Fannie Mae Whole Loan	8,241
Freddie Mac Gold Pool	74,022
Freddie Mac Non Gold Pool	19,150
Freddie Mac REMICS	229,127
Government National Mortgage Association	163,306
United States Treasury Note/Bond	228,501
Total Market Value of Collateral Securities	$1,020,007

Pershing LLC (0.330%)

Security Description	Value
Fannie Mae Pool	$103,749
Fannie Mae REMICS	27,155
Fannie Mae-Aces	2,980
Federal Farm Credit Bank	18,836
Federal Home Loan Banks	4,926
Federal Home Loan Mortgage Corp	4,027
Federal National Mortgage Association	5,705
Freddie Mac Coupon Strips	3,935
Freddie Mac Gold Pool	40,071
Freddie Mac Non Gold Pool	15,108
Freddie Mac Reference REMIC	4,805
Freddie Mac REMICS	31,269
Ginnie Mae I Pool	51,586
Ginnie Mae II Pool	144,008
Government National Mortgage Association	17,112
United States Treasury Note/Bond	34,728
Total Market Value of Collateral Securities	$510,000

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Notes to Portfolio of Investments (continued)

Societe Generale (0.210%)

Security Description	Value
Fannie Mae Pool	$1,479,300
Freddie Mac Gold Pool	691,767
Total Market Value of Collateral Securities	$2,171,067

Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	US Dollar
ZAR	South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	23

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes
Life Insurance	$—	$1,138,194	$1,250,977	$2,389,171
All other Industries	—	60,965,834	—	60,965,834
Residential Mortgage-Backed Securities - Agency	—	12,271,901	—	12,271,901
Residential Mortgage-Backed Securities - Non-Agency	—	589,898	—	589,898
Commercial Mortgage-Backed Securities - Agency	—	602,488	—	602,488
Commercial Mortgage-Backed Securities - Non-Agency	—	5,253,167	—	5,253,167
Asset-Backed Securities - Non-Agency	—	958,001	—	958,001
Inflation-Indexed Bonds	—	2,287,966	—	2,287,966
U.S. Treasury Obligations	9,831,748	—	—	9,831,748
Foreign Government Obligations	—	139,396,404	—	139,396,404
Total Bonds	9,831,748	223,463,853	1,250,977	234,546,578
Other
Senior Loans	—	257,546	—	257,546
Money Market Funds	20,183,398	—	—	20,183,398
Investments of Cash Collateral Received for Securities on Loan	—	3,628,497	—	3,628,497
Total Other	20,183,398	3,886,043	—	24,069,441
Investments in Securities	30,015,146	227,349,896	1,250,977	258,616,019
Derivatives
Assets
Futures Contracts	37,139	—	—	37,139
Forward Foreign Currency Exchange Contracts	—	1,416,784	—	1,416,784
Liabilities
Futures Contracts	(102,629)	—	—	(102,629)
Forward Foreign Currency Exchange Contracts	—	(1,220,673)	—	(1,220,673)
Total	$29,949,656	$227,546,007	$1,250,977	$258,746,640

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	25

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Corporate Bonds & Notes
Balance as of October 31, 2011	$1,368,098
Accrued discounts/premiums	17,184
Realized gain (loss)	(3,705)
Change in unrealized appreciation (depreciation)*	(36,996)
Sales	(93,604)
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of April 30, 2012	$1,250,977

*	Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2012 was $(36,697).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)
Assets
Investments, at value*
Unaffiliated issuers (identified cost $215,741,475)	$234,804,124
Affiliated issuers (identified cost $20,183,398)	20,183,398
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $3,628,497)	3,628,497
Total investments (identified cost $239,553,370)	258,616,019
Cash	216,711
Foreign currency (identified cost $5,603,795)	5,678,431
Margin deposits on futures contracts	866,828
Unrealized appreciation on forward foreign currency exchange contracts	1,416,784
Receivable for:
Investments sold	2,574,924
Capital shares sold	541,721
Dividends	2,703
Interest	3,479,855
Reclaims	107,917
Expense reimbursement due from Investment Manager	3,612
Prepaid expense	1,469
Total assets	273,506,974
Liabilities
Due upon return of securities on loan	3,628,497
Unrealized depreciation on forward foreign currency exchange contracts	1,220,673
Payable for:
Investments purchased	171,719
Investments purchased on a delayed delivery basis	2,888,024
Capital shares purchased	636,862
Variation margin on futures contracts	40,364
Foreign capital gains taxes deferred	158,118
Investment management fees	12,364
Distribution fees	6,263
Transfer agent fees	50,772
Administration fees	1,735
Plan administration fees	8
Compensation of board members	25,987
Other expenses	62,208
Total liabilities	8,903,594
Net assets applicable to outstanding capital stock	$264,603,380

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	27

April 30, 2012 (Unaudited)
Represented by
Paid-in capital	$245,990,120
Excess of distributions over net investment income	(2,527,772)
Accumulated net realized gain	2,044,491
Unrealized appreciation (depreciation) on:
Investments	19,062,649
Foreign currency translations	61,389
Forward foreign currency exchange contracts	196,111
Futures contracts	(65,490)
Foreign capital gains tax	(158,118)
Total — representing net assets applicable to outstanding capital stock	$264,603,380
*Value of securities on loan	$10,172,975
Net assets applicable to outstanding shares
Class A	$212,579,506
Class B	$8,645,453
Class C	$6,862,294
Class I	$3,653,961
Class R	$5,028
Class R4	$395,062
Class W	$31,108,908
Class Z	$1,353,168
Shares outstanding
Class A	30,203,525
Class B	1,218,152
Class C	978,171
Class I	518,661
Class R	716
Class R4	56,083
Class W	4,422,651
Class Z	192,225
Net asset value per share
Class A(a)	$7.04
Class B	$7.10
Class C	$7.02
Class I	$7.04
Class R	$7.02
Class R4	$7.04
Class W	$7.03
Class Z	$7.04

(a)	The maximum offering price per share for Class A is $7.39. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Statement of Operations

Six months ended April 30, 2012 (Unaudited)
Net investment income
Income:
Interest	$5,271,430
Dividends from affiliates	12,654
Income from securities lending — net	8,848
Foreign taxes withheld	(28,226)
Total income	5,264,706
Expenses:
Investment management fees	782,848
Distribution fees
Class A	267,578
Class B	45,632
Class C	30,642
Class R	13
Class W	50,757
Transfer agent fees
Class A	308,954
Class B	14,858
Class C	8,718
Class R	8
Class R4	88
Class W	61,211
Class Z	1,179
Administration fees	109,873
Plan administration fees
Class R4	461
Compensation of board members	8,566
Custodian fees	35,676
Printing and postage fees	54,362
Registration fees	32,505
Professional fees	23,366
Other	14,255
Total expenses	1,851,550
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(206,630)
Total net expenses	1,644,920
Net investment income	3,619,786

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	29

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$1,102,386
Foreign currency translations	(166,094)
Forward foreign currency exchange contracts	3,167,284
Futures contracts	(314,194)
Net realized gain	3,789,382
Net change in unrealized appreciation (depreciation) on:
Investments	(1,915,494)
Foreign currency translations	87,015
Forward foreign currency exchange contracts	398,006
Futures contracts	(78,127)
Foreign capital gains tax	37,354
Net change in unrealized depreciation	(1,471,246)
Net realized and unrealized gain	2,318,136
Net increase in net assets resulting from operations	$5,937,922

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Statement of Changes in Net Assets

	Six months ended April 30, 2012 (Unaudited)	Year ended October 31, 2011

Operations
Net investment income	$3,619,786	$14,739,711
Net realized gain	3,789,382	22,973,994
Net change in unrealized depreciation	(1,471,246)	(27,446,893)
Net increase in net assets resulting from operations	5,937,922	10,266,812
Distributions to shareholders from:
Net investment income
Class A	(12,904,400)	(9,200,711)
Class B	(525,693)	(495,637)
Class C	(333,563)	(190,844)
Class I	(203,384)	(7,489,753)
Class R	(306)	(195)
Class R4	(22,984)	(14,475)
Class W	(2,887,520)	(2,561,714)
Class Z	(51,197)	(8,628)
Net realized gains
Class A	(905,617)	—
Class B	(39,090)	—
Class C	(24,734)	—
Class I	(13,695)	—
Class R	(22)	—
Class R4	(1,586)	—
Class W	(205,051)	—
Class Z	(3,453)	—
Total distributions to shareholders	(18,122,295)	(19,961,957)
Decrease in net assets from share transactions	(19,399,965)	(231,596,485)
Total decrease in net assets	(31,584,338)	(241,291,630)
Net assets at beginning of period	296,187,718	537,479,348
Net assets at end of period	$264,603,380	$296,187,718
Undistributed (excess of distributions over) net investment income	$(2,527,772)	$10,781,489

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	31

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,589,338	11,162,705	4,164,423	30,474,856
Distributions reinvested	1,791,792	12,277,406	1,150,249	8,161,033
Redemptions	(3,563,605)	(25,070,202)	(7,976,676)	(58,041,360)
Net decrease	(182,475)	(1,630,091)	(2,662,004)	(19,405,471)
Class B shares
Subscriptions	20,826	146,631	240,686	1,778,975
Distributions reinvested	75,354	520,694	64,521	459,127
Redemptions(a)	(204,633)	(1,449,582)	(1,439,224)	(10,634,013)
Net decrease	(108,453)	(782,257)	(1,134,017)	(8,395,911)
Class C shares
Subscriptions	219,771	1,532,724	227,138	1,657,291
Distributions reinvested	47,828	326,664	24,725	174,532
Redemptions	(97,360)	(681,667)	(270,945)	(1,959,893)
Net increase (decrease)	170,239	1,177,721	(19,082)	(128,070)
Class I shares
Subscriptions	99,095	693,972	1,650,156	11,953,911
Distributions reinvested	31,571	216,385	1,054,721	7,489,284
Redemptions	(69,719)	(492,476)	(28,404,814)	(207,731,335)
Net increase (decrease)	60,947	417,881	(25,699,937)	(188,288,140)
Class R4 shares
Subscriptions	14,481	105,738	2,016	14,637
Distributions reinvested	3,585	24,569	2,042	14,475
Redemptions	(1,501)	(10,944)	(19,006)	(136,927)
Net increase (decrease)	16,565	119,363	(14,948)	(107,815)
Class W shares
Subscriptions	1,208,017	8,675,680	2,179,782	15,803,657
Distributions reinvested	452,011	3,092,231	361,929	2,561,501
Redemptions	(4,387,701)	(31,084,296)	(4,749,298)	(34,407,634)
Net decrease	(2,727,673)	(19,316,385)	(2,207,587)	(16,042,476)
Class Z shares
Subscriptions	91,845	642,417	117,047	871,715
Distributions reinvested	7,889	54,069	1,165	8,433
Redemptions	(11,872)	(82,683)	(14,855)	(108,750)
Net increase	87,862	613,803	103,357	771,398
Total net decrease	(2,682,988)	(19,399,965)	(31,634,218)	(231,596,485)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class A
Per share data
Net asset value, beginning of period	$7.35		$7.47	$7.10	$6.16	$6.89	$6.60
Income from investment operations:
Net investment income	0.09		0.22	0.23	0.17	0.22	0.20
Net realized and unrealized gain (loss)	0.06		(0.05)	0.31	1.15	(0.73)	0.35
Total from investment operations	0.15		0.17	0.54	1.32	(0.51)	0.55
Less distributions to shareholders from:
Net investment income	(0.43)		(0.29)	(0.17)	(0.38)	(0.22)	(0.26)
Net realized gains	(0.03)		—	—	—	—	—
Total distributions to shareholders	(0.46)		(0.29)	(0.17)	(0.38)	(0.22)	(0.26)
Net asset value, end of period	$7.04		$7.35	$7.47	$7.10	$6.16	$6.89
Total return	2.27%		2.46%	7.70%	22.12%	(7.66% )	8.63%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.31%	(b)	1.35%	1.34%	1.36%	1.32%	1.37%
Net expenses after fees waived or expenses reimbursed(c)	1.16%	(b)	1.21% (d)	1.25%	1.25%	1.25%	1.25%
Net investment income	2.66%	(b)	2.95% (d)	3.31%	2.72%	3.26%	3.08%
Supplemental data
Net assets, end of period (in thousands)	$212,580		$223,462	$246,929	$252,773	$248,748	$258,703
Portfolio turnover	19%		57%	62%	69%	75%	77%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	33

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class B
Per share data
Net asset value, beginning of period	$7.41		$7.52	$7.14	$6.23	$6.96	$6.67
Income from investment operations:
Net investment income	0.07		0.16	0.18	0.13	0.17	0.15
Net realized and unrealized gain (loss)	0.06		(0.04)	0.31	1.15	(0.73)	0.35
Total from investment operations	0.13		0.12	0.49	1.28	(0.56)	0.50
Less distributions to shareholders from:
Net investment income	(0.41)		(0.23)	(0.11)	(0.37)	(0.17)	(0.21)
Net realized gains	(0.03)		—	—	—	—	—
Total distributions to shareholders	(0.44)		(0.23)	(0.11)	(0.37)	(0.17)	(0.21)
Net asset value, end of period	$7.10		$7.41	$7.52	$7.14	$6.23	$6.96
Total return	1.91%		1.72%	6.89%	21.14%	(8.28% )	7.68%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.10%	(b)	2.12%	2.10%	2.13%	2.09%	2.13%
Net expenses after fees waived or expenses reimbursed(c)	1.91%	(b)	1.96% (d)	2.02%	2.01%	2.01%	2.01%
Net investment income	1.92%	(b)	2.22% (d)	2.58%	2.00%	2.49%	2.30%
Supplemental data
Net assets, end of period (in thousands)	$8,645		$9,836	$18,513	$29,977	$42,400	$46,948
Portfolio turnover	19%		57%	62%	69%	75%	77%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class C
Per share data
Net asset value, beginning of period	$7.33		$7.45	$7.08	$6.18	$6.91	$6.62
Income from investment operations:
Net investment income	0.07		0.16	0.18	0.13	0.17	0.15
Net realized and unrealized gain (loss)	0.06		(0.04)	0.31	1.14	(0.73)	0.35
Total from investment operations	0.13		0.12	0.49	1.27	(0.56)	0.50
Less distributions to shareholders from:
Net investment income	(0.41)		(0.24)	(0.12)	(0.37)	(0.17)	(0.21)
Net realized gains	(0.03)		—	—	—	—	—
Total distributions to shareholders	(0.44)		(0.24)	(0.12)	(0.37)	(0.17)	(0.21)
Net asset value, end of period	$7.02		$7.33	$7.45	$7.08	$6.18	$6.91
Total return	1.95%		1.70%	6.95%	21.15%	(8.27% )	7.75%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.06%	(b)	2.10%	2.10%	2.12%	2.08%	2.13%
Net expenses after fees waived or expenses reimbursed(c)	1.91%	(b)	1.95% (d)	2.01%	2.01%	2.01%	2.01%
Net investment income	1.90%	(b)	2.21% (d)	2.58%	1.94%	2.51%	2.32%
Supplemental data
Net assets, end of period (in thousands)	$6,862		$5,926	$6,162	$5,557	$4,295	$2,541
Portfolio turnover	19%		57%	62%	69%	75%	77%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	35

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class I
Per share data
Net asset value, beginning of period	$7.36		$7.48	$7.11	$6.14	$6.87	$6.59
Income from investment operations:
Net investment income	0.11		0.25	0.26	0.20	0.25	0.23
Net realized and unrealized gain (loss)	0.05		(0.05)	0.31	1.15	(0.73)	0.34
Total from investment operations	0.16		0.20	0.57	1.35	(0.48)	0.57
Less distributions to shareholders from:
Net investment income	(0.45)		(0.32)	(0.20)	(0.38)	(0.25)	(0.29)
Net realized gains	(0.03)		—	—	—	—	—
Total distributions to shareholders	(0.48)		(0.32)	(0.20)	(0.38)	(0.25)	(0.29)
Net asset value, end of period	$7.04		$7.36	$7.48	$7.11	$6.14	$6.87
Total return	2.37%		2.94%	8.16%	22.83%	(7.30% )	8.91%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.78%	(b)	0.82%	0.86%	0.86%	0.85%	0.87%
Net expenses after fees waived or expenses reimbursed(c)	0.71%	(b)	0.76%	0.82%	0.82%	0.82%	0.87%
Net investment income	3.10%	(b)	3.40%	3.70%	3.16%	3.68%	3.47%
Supplemental data
Net assets, end of period (in thousands)	$3,654		$3,369	$195,613	$169,717	$205,798	$157,401
Portfolio turnover	19%		57%	62%	69%	75%	77%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30,		Year ended Oct. 31,
	2012		2011	2010(a)
	(Unaudited)
Class R
Per share data
Net asset value, beginning of period	$7.34		$7.46	$6.98
Income from investment operations:
Net investment income	0.08		0.20	0.16
Net realized and unrealized gain (loss)	0.06		(0.05)	0.40
Total from investment operations	0.14		0.15	0.56
Less distributions to shareholders from:
Net investment income	(0.43)		(0.27)	(0.08)
Net realized gains	(0.03)		—	—
Total distributions to shareholders	(0.46)		(0.27)	(0.08)
Net asset value, end of period	$7.02		$7.34	$7.46
Total return	2.05%		2.21%	8.15%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.61%	(c)	1.59%	1.66%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.41%	(c)	1.46%	1.59%	(c)
Net investment income	2.38%	(c)	2.69%	3.58%	(c)
Supplemental data
Net assets, end of period (in thousands)	$5		$5	$5
Portfolio turnover	19%		57%	62%

Notes to Financial Highlights

(a)	For the period from March 15, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	37

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class R4
Per share data
Net asset value, beginning of period	$7.36		$7.48	$7.11	$6.16	$6.89	$6.60
Income from investment operations:
Net investment income	0.10		0.23	0.24	0.18	0.25	0.22
Net realized and unrealized gain (loss)	0.05		(0.05)	0.31	1.15	(0.72)	0.35
Total from investment operations	0.15		0.18	0.55	1.33	(0.47)	0.57
Less distributions to shareholders from:
Net investment income	(0.44)		(0.30)	(0.18)	(0.38)	(0.26)	(0.28)
Net realized gains	(0.03)		—	—	—	—	—
Total distributions to shareholders	(0.47)		(0.30)	(0.18)	(0.38)	(0.26)	(0.28)
Net asset value, end of period	$7.04		$7.36	$7.48	$7.11	$6.16	$6.89
Total return	2.23%		2.60%	7.85%	22.42%	(7.19% )	8.84%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.07%	(b)	1.12%	1.18%	1.16%	1.14%	1.17%
Net expenses after fees waived or expenses reimbursed(c)	1.01%	(b)	1.06%	1.12%	1.06%	0.87%	1.08%
Net investment income	2.82%	(b)	3.10%	3.35%	2.86%	3.64%	3.27%
Supplemental data
Net assets, end of period (in thousands)	$395		$291	$407	$169	$118	$112
Portfolio turnover	19%		57%	62%	69%	75%	77%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007(a)
	(Unaudited)
Class W
Per share data
Net asset value, beginning of period	$7.35		$7.46	$7.09	$6.15	$6.88	$6.79
Income from investment operations:
Net investment income	0.10		0.22	0.22	0.17	0.22	0.20
Net realized and unrealized gain (loss)	0.04		(0.04)	0.31	1.14	(0.73)	0.17
Total from investment operations	0.14		0.18	0.53	1.31	(0.51)	0.37
Less distributions to shareholders from:
Net investment income	(0.43)		(0.29)	(0.16)	(0.37)	(0.22)	(0.28)
Net realized gains	(0.03)		—	—	—	—	—
Total distributions to shareholders	(0.46)		(0.29)	(0.16)	(0.37)	(0.22)	(0.28)
Net asset value, end of period	$7.03		$7.35	$7.46	$7.09	$6.15	$6.88
Total return	2.11%		2.59%	7.66%	22.04%	(7.62% )	5.71%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.32%	(c)	1.36%	1.31%	1.30%	1.30%	1.35%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.17%	(c)	1.21% (e)	1.27%	1.27%	1.27%	1.26%	(c)
Net investment income	2.73%	(c)	2.95% (e)	3.15%	2.70%	3.27%	3.34%	(c)
Supplemental data
Net assets, end of period (in thousands)	$31,109		$52,531	$69,842	$60,278	$135,157	$54,191
Portfolio turnover	19%		57%	62%	69%	75%	77%

Notes to Financial Highlights

(a)	For the period from December 1, 2006 (commencement of operations) to October 31, 2007.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	39

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010(a)
	(Unaudited)
Class Z
Per share data
Net asset value, beginning of period	$7.36		$7.48	$7.33
Income from investment operations:
Net investment income	0.10		0.23	0.01
Net realized and unrealized gain (loss)	0.05		(0.03)	0.14
Total from investment operations	0.15		0.20	0.15
Less distributions to shareholders from:
Net investment income	(0.44)		(0.32)	—
Net realized gains	(0.03)		—	—
Total distributions to shareholders	(0.47)		(0.32)	—
Net asset value, end of period	$7.04		$7.36	$7.48
Total return	2.27%		2.83%	2.05%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.02%	(c)	0.96%	1.13%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.89%	(c)	0.94% (e)	0.95%	(c)
Net investment income	2.88%	(c)	3.19% (e)	2.31%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,353		$768	$8
Portfolio turnover	19%		57%	62%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Notes to Financial Statements

April 30, 2012 (Unaudited)

Note	1. Organization

Columbia Global Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	41

Notes to Financial Statements (continued)

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

42	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	43

Notes to Financial Statements (continued)

and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

44	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio and/or to go long and short foreign currencies versus the U.S. dollar as a way to generate returns.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus its benchmark index, manage exposure to movements in interest rates and to go long and short bond futures to generate returns. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	45

Notes to Financial Statements (continued)

value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2012

Risk Exposure Category	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,416,784		Unrealized depreciation on forward foreign currency exchange contracts	$1,220,673
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	37,139	*	Net assets — unrealized depreciation on futures contracts	102,629	*
Total		$1,453,923			$1,323,302

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

46	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Effect of Derivative Instruments in the Statement of Operations for the Six Months Ended April 30, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$3,167,284	$—	$3,167,284
Interest rate contracts	—	(314,194)	$(314,194)
Total	$3,167,284	$(314,194)	$2,853,090

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$398,006	$—	$398,006
Interest rate contracts	—	(78,127)	$(78,127)
Total	$398,006	$(78,127)	$319,879

Volume of Derivative Instruments for the Six Months Ended April 30, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	402
Futures Contracts	1,838

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	47

Notes to Financial Statements (continued)

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

48	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	49

Notes to Financial Statements (continued)

income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from

50	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

0.57% to 0.47% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended April 30, 2012 was 0.57% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended April 30, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2012, other expenses paid to this company were $1,312.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	51

Notes to Financial Statements (continued)

broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the six months ended April 30, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.29%
Class B	0.33
Class C	0.28
Class R	0.31
Class R4	0.05
Class W	0.30
Class Z	0.25

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended April 30, 2012, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to

52	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $885,000 and $90,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $88,852 for Class A, $1,638 for Class B and $336 for Class C shares for the six months ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.14%
Class B	1.89
Class C	1.89
Class I	0.69
Class R	1.39
Class R4	0.99
Class W	1.14
Class Z	0.89

Prior to January 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	53

Notes to Financial Statements (continued)

overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.21%
Class B	1.96
Class C	1.96
Class I	0.76
Class R	1.46
Class R4	1.06
Class W	1.21
Class Z	0.96

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2012, the cost of investments for federal income tax purposes was approximately $239,553,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$21,294,000
Unrealized depreciation	(2,231,000)
Net unrealized appreciation	$19,063,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

54	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $48,150,312 and $88,475,672, respectively, for the six months ended April 30, 2012, of which $20,819,419 and $13,665,542, respectively, were U.S. government securities.

Note	6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	55

Notes to Financial Statements (continued)

At April 30, 2012, securities valued at $10,172,975 were on loan, secured by U.S. government securities valued at $6,657,451 and by cash collateral of $3,628,497 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note	7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	8. Shareholder Concentration

At April 30, 2012, one unaffiliated shareholder account owned 29.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note	9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

56	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

The Fund had no borrowings during the six months ended April 30, 2012.

Note	10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to political, regulatory and economic events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluation could occur in countries that have not yet experienced currency devaluations to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Note	11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	57

Notes to Financial Statements (continued)

censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

58	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Proxy Results

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Global Bond Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”).

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	59

Approval of Investment Management Services

Agreement (continued)

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management:    The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

60	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment

COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT	61

Approval of Investment Management Services

Agreement (continued)

management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

62	COLUMBIA GLOBAL BOND FUND — 2012 SEMIANNUAL REPORT

Columbia Global Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6339 AC (6/12)

Semiannual Report

Columbia

Global Equity Fund

Semiannual Report for the Period Ended April 30, 2012

Columbia Global Equity Fund seeks to provide shareholders with long-term capital growth.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Fund Expense Example	6

Portfolio of Investments	8

Statement of Assets and Liabilities	16

Statement of Operations	18

Statement of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	31

Proxy Voting	48

Approval of Investment Management Services and Subadvisory Agreements	48

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Global Equity Fund (the Fund) Class A shares gained 8.93% (excluding sales charge) for the six months ended April 30, 2012.

>	The Fund outperformed its benchmark, the MSCI All Country World Index (Net), which gained 7.07% during the same six-month period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	6 months*	1 year	5 years	10 years
Columbia Global Equity Fund Class A (excluding sales charge)	+8.93%	-6.31%	-1.38%	+5.09%
MSCI All Country World Index (Net) (1) (unmanaged)	+7.07%	-5.73%	-1.28%	+5.55%
MSCI All Country World Index (Gross) (1) (unmanaged)	+7.36%	-5.21%	-0.75%	+6.09%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/ expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI All Country World Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

(1)

The MSCI All Country World Index (Net) and the MSCI All Country World Index (Gross), each an unmanaged index of equity securities, are designed to measure equity market performance in the global developed and emerging markets. Each index reflects reinvestment of all distributions and changes in market prices. On September 30, 2011, the MSCI All Country World Index (Net) replaced the MSCI All Country World Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the index better reflects how dividends paid to the Fund

2	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	6 months*	1 year	5 years	10 years
Class A (inception 5/29/90)	+8.93%	-6.31%	-1.38%	+5.09%
Class B (inception 3/20/95)	+8.50%	-7.14%	-2.16%	+4.28%
Class C (inception 6/26/00)	+8.59%	-6.96%	-2.15%	+4.28%
Class I** (inception 8/1/08)	+9.30%	-5.87%	-0.99%	+5.30%
Class R** (inception 12/11/06)	+8.80%	-6.55%	-1.45%	+4.91%
Class R4 (inception 3/20/95)	+9.02%	-6.23%	-1.21%	+5.27%
Class R5** (inception 12/11/06)	+9.16%	-6.10%	-0.94%	+5.34%
Class W** (inception 12/1/06)	+9.05%	-6.28%	-1.35%	+5.10%
Class Z** (inception 9/27/10)	+9.04%	-6.23%	-1.32%	+5.12%

With sales charge
Class A (inception 5/29/90)	+2.72%	-11.66%	-2.55%	+4.48%
Class B (inception 3/20/95)	+3.50%	-11.79%	-2.55%	+4.28%
Class C (inception 6/26/00)	+7.59%	-7.89%	-2.15%	+4.28%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized.
**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	3

Your Fund at a Glance (continued)

COUNTRY BREAKDOWN(1) (at April 30, 2012)
Australia	2.0%
Brazil	3.1
Canada	1.1
Cyprus	0.7
France	1.7
Germany	4.4
Hong Kong	1.9
Indonesia	0.7
Ireland	2.3
Japan	8.2
Netherlands	3.1
Panama	1.0
Russia Federation	0.6
Singapore	0.5
South Africa	0.8
South Korea	3.5
Switzerland	6.6
United Kingdom	9.1
United States	47.9
Other(2)	0.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes investments in Money Market Funds.

4	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

TOP TEN HOLDINGS(1) (at April 30, 2012)
Apple, Inc. (United States)	3.5%
JPMorgan Chase & Co. (United States)	2.8
Novartis AG, Registered Shares (Switzerland)	2.3
BG Group PLC (United Kingdom)	2.0
Google, Inc., Class A (United States)	1.9
Samsung Electronics Co., Ltd. (South Korea)	1.9
Airgas, Inc. (United States)	1.8
Kraft Foods, Inc., Class A (United States)	1.8
PepsiCo, Inc. (United States)	1.7
Advance Auto Parts, Inc. (United States)	1.7

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings.
For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	5

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

November 1, 2011—April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,089.30	1,018.10	7.06	6.82	1.36
Class B	1,000.00	1,000.00	1,085.00	1,014.37	10.94	10.57	2.11
Class C	1,000.00	1,000.00	1,085.90	1,014.37	10.94	10.57	2.11
Class I	1,000.00	1,000.00	1,093.00	1,020.34	4.74	4.57	0.91
Class R	1,000.00	1,000.00	1,088.00	1,016.86	8.36	8.07	1.61
Class R4	1,000.00	1,000.00	1,090.20	1,018.85	6.29	6.07	1.21
Class R5	1,000.00	1,000.00	1,091.60	1,020.09	4.99	4.82	0.96
Class W	1,000.00	1,000.00	1,090.50	1,018.10	7.07	6.82	1.36
Class Z	1,000.00	1,000.00	1,090.40	1,019.34	5.77	5.57	1.11

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	7

Portfolio of Investments

Columbia Global Equity Fund

April 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.0%

AUSTRALIA 2.0%
Fortescue Metals Group Ltd.(a)	540,307	$3,138,841
Iluka Resources Ltd.(a)	184,048	3,215,030
Whitehaven Coal Ltd.(a)	358,500	1,973,648

Total		8,327,519
BRAZIL 3.1%
Cia Energetica de Minas Gerais, ADR	103,087	2,543,156
Itaú Unibanco Holding SA, ADR	314,444	4,933,626
MRV Engenharia e Participacoes SA	458,200	2,677,831
Multiplan Empreendimentos Imobiliarios SA	122,500	2,885,529

Total		13,040,142
CANADA 1.1%
First Quantum Minerals Ltd.	97,500	2,025,307
Methanex Corp.	71,600	2,520,877

Total		4,546,184
CYPRUS 0.7%
ProSafe SE	353,139	2,755,162
FRANCE 1.7%
Euler Hermes SA	44,278	3,136,264
Renault SA	91,608	4,162,302

Total		7,298,566
GERMANY 4.4%
Bayerische Motoren Werke AG	46,020	4,374,428
Kabel Deutschland Holding AG(b)	83,254	5,245,679
Linde AG	34,476	5,900,721
MTU Aero Engines Holding AG(a)	35,596	2,997,675

Total		18,518,503
HONG KONG 1.9%
Great Eagle Holdings Ltd.	807,377	2,371,226
Hongkong & Shanghai Hotels (The)	1,241,500	1,621,422
Sun Hung Kai Properties Ltd.	335,000	4,012,596

Total		8,005,244
INDONESIA 0.7%
PT Bank Rakyat Indonesia Persero Tbk	4,272,000	3,075,553

Issuer	Shares	Value
Common Stocks (continued)

IRELAND 2.3%
Accenture PLC, Class A	65,020	$4,223,049
Covidien PLC	100,814	5,567,957

Total		9,791,006
JAPAN 8.2%
Asahi Group Holdings Ltd.	289,600	6,520,992
Canon, Inc.	69,500	3,150,286
Hoya Corp.	219,800	5,041,578
Makita Corp.(a)	136,200	5,213,554
Nikon Corp.(a)	164,400	4,872,537
Nippon Electric Glass Co., Ltd.(a)	265,000	2,141,138
THK Co., Ltd.	116,300	2,325,746
Toyota Motor Corp.	123,200	5,048,461

Total		34,314,292
NETHERLANDS 3.0%
Fugro NV-CVA	82,334	6,000,744
ING Groep NV-CVA(b)	455,636	3,212,849
LyondellBasell Industries NV, Class A	83,319	3,481,068

Total		12,694,661
PANAMA 1.0%
Copa Holdings SA, Class A	50,418	4,099,488
RUSSIAN FEDERATION 0.6%
Sberbank of Russia ADR	184,604	2,383,238
SINGAPORE 0.5%
Mapletree Industrial Trust	2,182,000	1,991,472
SOUTH AFRICA 0.8%
MTN Group Ltd.	186,232	3,255,619
SOUTH KOREA 3.5%
Hyundai Department Store Co., Ltd.	13,890	1,953,393
Hyundai Home Shopping Network Corp.	19,820	2,406,176
Kangwon Land, Inc.	120,900	2,588,246
Samsung Electronics Co., Ltd.	6,285	7,692,597

Total		14,640,412
SWITZERLAND 6.6%
Nestlé SA, Registered Shares	70,912	4,343,863

The accompanying Notes to Financial Statements are an integral part of this statement.

8	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

SWITZERLAND (cont.)
Novartis AG, Registered Shares	170,370	$9,394,611
Swatch Group AG (The)	13,452	6,203,941
TE Connectivity Ltd.	100,856	3,677,210
Tyco International Ltd.	68,622	3,851,753

Total		27,471,378
UNITED KINGDOM 9.0%
Aggreko PLC	78,614	2,871,885
Aon PLC	67,300	3,486,140
BG Group PLC	352,879	8,306,828
Intercontinental Hotels Group PLC	113,898	2,711,677
Rio Tinto PLC	39,808	2,217,546
Tullow Oil PLC	230,516	5,738,761
Ultra Electronics Holdings PLC	92,741	2,534,577
Vodafone Group PLC	2,277,536	6,302,043
Weir Group PLC (The)	133,870	3,704,242

Total		37,873,699
UNITED STATES 46.9%
Advance Auto Parts, Inc.	76,972	7,066,030
Aetna, Inc.	157,789	6,949,028
Airgas, Inc.	79,989	7,330,192
American Express Co.	92,456	5,566,776
American International Group, Inc.(b)	140,047	4,765,799
Annaly Capital Management, Inc.	121,870	1,988,918
Apple, Inc.(b)	24,728	14,447,087
Citigroup, Inc.	190,756	6,302,578
Cummins, Inc.	27,229	3,153,935
Discover Financial Services	105,970	3,592,383
Dresser-Rand Group, Inc.(b)	64,637	3,146,529
eBay, Inc.(b)	164,597	6,756,707
EMC Corp.(b)	142,379	4,016,512
Google, Inc., Class A(b)	12,966	7,847,412
Henry Schein, Inc.(b)	74,101	5,686,511
International Business Machines Corp.	31,381	6,498,377
JPMorgan Chase & Co.	268,972	11,560,417
Kraft Foods, Inc., Class A	181,846	7,250,200
Laboratory Corp. of America Holdings(b)	7,645	671,919
Lam Research Corp.(b)	105,125	4,378,456
Marathon Petroleum Corp.	98,465	4,097,129
McDonald’s Corp.	65,663	6,398,859
Micron Technology, Inc.(b)	397,904	2,622,187
Microsoft Corp.	182,331	5,838,239
Oracle Corp.	208,886	6,139,160

Issuer	Shares	Value
Common Stocks (continued)

UNITED STATES (cont.)
PepsiCo, Inc.	108,917	$7,188,522
Pfizer, Inc.	182,698	4,189,265
QUALCOMM, Inc.	74,179	4,735,587
Sirona Dental Systems, Inc.(b)	128,233	6,477,049
Tidewater, Inc.	101,049	5,560,726
Union Pacific Corp.	47,587	5,350,682
Walt Disney Co. (The)	139,645	6,020,096
Waste Connections, Inc.	90,000	2,900,700
WESCO International, Inc.(b)	71,544	4,749,806
World Fuel Services Corp.	119,830	5,279,710

Total		196,523,483
Total Common Stocks
(Cost: $362,554,400)		$410,605,621

Limited Partnerships 0.8%
UNITED STATES 0.8%
Enterprise Products Partners LP(c)	63,063	$3,250,267
Total Limited Partnerships (Cost: $2,866,912)		$3,250,267

	Shares	Value
Money Market Funds 0.8%
Columbia Short-Term Cash Fund, 0.144%(d)(e)	3,213,475	$3,213,475
Total Money Market Funds (Cost: $3,213,475)		$3,213,475

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 4.8%

Repurchase Agreements 4.8%
Citigroup Global Markets, Inc. dated 04/30/12, matures 05/01/12, repurchase price $5,000,029(f)
	0.210%	$5,000,000	$5,000,000
Mizuho Securities USA, Inc. dated 04/30/12, matures 05/01/12, repurchase price $10,000,067(f)
	0.240%	10,000,000	10,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	9

Portfolio of Investments (continued)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Repurchase Agreements (cont.)
Nomura Securities dated 04/30/12, matures 05/01/12, repurchase price $1,000,007(f)
	0.240%	$1,000,000	$1,000,000
Societe Generale dated 04/30/12, matures 05/01/12, repurchase price $3,894,308(f)
	0.210%	3,894,286	3,894,286

Total			19,894,286
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $19,894,286)			$19,894,286
Total Investments
(Cost: $388,529,073)			$436,963,649
Other Assets & Liabilities, Net			(18,269,977)
Net Assets			$418,693,672

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at April 30, 2012:

Industry	Percentage of Net Assets	Value
Aerospace & Defense	1.3%	$5,532,252
Airlines	1.0	4,099,488
Automobiles	3.2	13,585,191
Beverages	3.3	13,709,514
Chemicals	4.6	19,232,857
Commercial Banks	2.5	10,392,417
Commercial Services & Supplies	1.4	5,772,585
Communications Equipment	1.1	4,735,587
Computers & Peripherals	4.4	18,463,598
Consumer Finance	2.2	9,159,159
Diversified Financial Services	5.0	21,075,844
Electrical Utilities	0.6	2,543,156
Electronic Equipment, Instruments & Components	2.6	10,859,925
Energy Equipment & Services	4.2	17,463,162
Food Products	2.8	11,594,063
Health Care Equipment & Supplies	2.9	12,045,006
Health Care Providers & Services	3.2	13,307,457
Hotels, Restaurants & Leisure	3.2	13,320,204

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

Summary of Investments in Securities by Industry (continued)

Industry	Percentage of Net Assets	Value
Household Durables	0.6%	$2,677,831
Industrial Conglomerates	0.9	3,851,753
Insurance	2.7	11,388,203
Internet & Catalog Retail	0.6	2,406,176
Internet Software & Services	3.5	14,604,119
IT Services	2.6	10,721,427
Leisure Equipment & Products	1.2	4,872,538
Machinery	3.4	14,397,477
Media	2.7	11,265,775
Metals & Mining	2.5	10,596,725
Multiline Retail	0.4	1,953,393
Office Electronics	0.8	3,150,286
Oil, Gas & Consumable Fuels	6.8	28,646,341
Pharmaceuticals	3.2	13,583,876
Real Estate Investment Trust (REITs)	0.9	3,980,391
Real Estate Management & Development	2.2	9,269,351
Road & Rail	1.3	5,350,682
Semiconductors & Semiconductor Equipment	3.5	14,693,241
Software	2.9	11,977,398
Specialty Retail	1.7	7,066,030
Textiles, Apparel & Luxury Goods	1.5	6,203,941
Trading Companies & Distributors	1.1	4,749,806
Wireless Telecommunication Services	2.3	9,557,663
Other(1)	5.6	23,107,761
Total		$436,963,649

(1)	Includes Investments of Cash Collateral Received for Securities on Loan and Money Market Funds.

Notes to Portfolio of Investments
(a)	At April 30, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	At April 30, 2012, there was no capital committed to the LLC or LP for future investment.

(d)	The rate shown is the seven-day current annualized yield at April 30, 2012.

(e)	Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$3,487,463	$55,786,477	$(56,060,465)	$—	$3,213,475	$2,869	$3,213,475

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	11

Portfolio of Investments (continued)

(f)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citigroup Global Markets, Inc. (0.210%)

Security Description	Value
Fannie Mae REMICS	$1,832,624
Fannie Mae-Aces	344,487
Freddie Mac REMICS	1,795,352
Government National Mortgage Association	1,127,537
Total Market Value of Collateral Securities	$5,100,000

Mizuho Securities USA, Inc. (0.240%)

Security Description	Value
Fannie Mae REMICS	$5,060,489
Freddie Mac REMICS	5,139,511
Total Market Value of Collateral Securities	$10,200,000

Nomura Securities (0.240%)

Security Description	Value
Fannie Mae Pool	$204,058
Freddie Mac Gold Pool	234,395
Ginnie Mae II Pool	581,547
Total Market Value of Collateral Securities	$1,020,000

Societe Generale (0.210%)

Security Description	Value
Fannie Mae Pool	$2,706,518
Freddie Mac Gold Pool	1,265,653
Total Market Value of Collateral Securities	$3,972,171

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

Portfolio of Investments

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	13

Portfolio of Investments (continued)

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$22,162,815	$41,188,263	$—	$63,351,078
Consumer Staples	14,438,721	10,864,855	—	25,303,576
Energy	18,084,094	24,775,143	—	42,859,237
Financials	45,082,166	20,183,199	—	65,265,365
Health Care	29,541,729	9,394,611	—	38,936,340
Industrials	24,106,364	19,647,680	—	43,754,044
Information Technology	71,179,983	18,025,598	—	89,205,581
Materials	15,357,444	14,472,138	—	29,829,582
Telecommunication Services	—	9,557,662	—	9,557,662
Utilities	2,543,156	—	—	2,543,156
Total Equity Securities	242,496,472	168,109,149	—	410,605,621
Other
Limited Partnerships	3,250,267	—	—	3,250,267
Money Market Funds	3,213,475	—	—	3,213,475
Investments of Cash Collateral Received for Securities on Loan	—	19,894,286	—	19,894,286
Total Other	6,463,742	19,894,286	—	26,358,028
Total	$248,960,214	$188,003,435	$—	$436,963,649

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	15

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)
Assets
Investments, at value*
Unaffiliated issuers (identified cost $365,421,312)	$413,855,888
Affiliated issuers (identified cost $3,213,475)	3,213,475
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $19,894,286)	19,894,286
Total investments (identified cost $388,529,073)	436,963,649
Foreign currency (identified cost $443,043)	441,491
Receivable for:
Investments sold	5,867,340
Capital shares sold	64,554
Dividends	1,076,447
Interest	10,180
Reclaims	649,245
Expense reimbursement due from Investment Manager	2,374
Prepaid expense	1,266
Trustees’ deferred compensation plan	29,943
Total assets	445,106,489
Liabilities
Due upon return of securities on loan	19,894,286
Payable for:
Investments purchased	5,687,089
Capital shares purchased	570,344
Investment management fees	27,374
Distribution fees	10,756
Transfer agent fees	66,531
Administration fees	2,773
Plan administration fees	104
Compensation of board members	63,652
Chief compliance officer expenses	19
Other expenses	56,385
Trustees’ deferred compensation plan	29,942
Other liabilities	3,562
Total liabilities	26,412,817
Net assets applicable to outstanding capital stock	$418,693,672

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

April 30, 2012 (Unaudited)
Represented by
Paid-in capital	$555,782,101
Undistributed net investment income	51,423
Accumulated net realized loss	(185,699,068)
Unrealized appreciation (depreciation) on:
Investments	48,434,576
Foreign currency translations	124,640
Total — representing net assets applicable to outstanding capital stock	$418,693,672
*Value of securities on loan	$18,945,104
Net assets applicable to outstanding shares
Class A	$374,353,586
Class B	$16,022,500
Class C	$20,355,305
Class I	$2,800
Class R	$63,154
Class R4	$5,027,737
Class R5	$2,798
Class W	$2,818
Class Z	$2,862,974
Shares outstanding
Class A	49,585,627
Class B	2,281,601
Class C	2,930,775
Class I	368
Class R	8,303
Class R4	660,243
Class R5	368
Class W	371
Class Z	377,004
Net asset value per share
Class A(a)	$7.55
Class B	$7.02
Class C	$6.95
Class I	$7.61
Class R	$7.61
Class R4	$7.61
Class R5	$7.60
Class W	$7.60
Class Z	$7.59
(a)	The maximum offering price per share for Class A is $8.01. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	17

Statement of Operations

Six months ended April 30, 2012 (Unaudited)

Net investment income
Income:
Dividends	$4,718,087
Interest	172
Dividends from affiliates	2,869
Income from securities lending — net	28,432
Foreign taxes withheld	(326,795)
Total income	4,422,765
Expenses:
Investment management fees	1,648,178
Distribution fees
Class A	466,160
Class B	80,974
Class C	102,568
Class R	168
Class W	4
Transfer agent fees
Class A	488,529
Class B	22,365
Class C	26,042
Class R	86
Class R4	1,103
Class R5	1
Class W	4
Class Z	3,612
Administration fees	166,923
Plan administration fees
Class R4	5,891
Compensation of board members	10,932
Custodian fees	25,191
Printing and postage fees	55,847
Registration fees	38,887
Professional fees	42,657
Other	19,853
Total expenses	3,205,975
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(240,374)
Total net expenses	2,965,601
Net investment income	1,457,164

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$2,532,362
Foreign currency translations	(47,702)
Forward foreign currency exchange contracts	(40,241)
Net realized gain	2,444,419
Net change in unrealized appreciation (depreciation) on:
Investments	30,943,708
Foreign currency translations	106,997
Net change in unrealized appreciation	31,050,705
Net realized and unrealized gain	33,495,124
Net increase in net assets resulting from operations	$34,952,288

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	19

Statement of Changes in Net Assets

	Six months ended April 30, 2012 (Unaudited)	Year ended October 31, 2011

Operations
Net investment income	$1,457,164	$542,477
Net realized gain	2,444,419	50,843,347
Net change in unrealized appreciation (depreciation)	31,050,705	(63,696,559)
Net increase (decrease) in net assets resulting from operations	34,952,288	(12,310,735)
Distributions to shareholders from:
Net investment income
Class A	(967,039)	(1,144,928)
Class B	—	(36,159)
Class C	—	(15,924)
Class I	(17)	(136,477)
Class R	(53)	(128)
Class R4	(18,326)	(26,416)
Class R5	(17)	(83)
Class W	—	(15)
Class Z	(15,014)	(26)
Total distributions to shareholders	(1,000,466)	(1,360,156)
Increase (decrease) in net assets from share transactions	(50,028,355)	688,960
Proceeds from regulatory settlements (Note 6)	444,107	—
Total decrease in net assets	(15,632,426)	(12,981,931)
Net assets at beginning of period	434,326,098	447,308,029
Net assets at end of period	$418,693,672	$434,326,098
Undistributed (excess of distributions over) net investment income	$51,423	$(405,275)

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,131,935	8,032,506	3,180,320	23,659,606
Fund merger	—	—	13,727,671	106,143,396
Distributions reinvested	137,922	911,662	150,334	1,088,415
Redemptions	(7,473,024)	(53,113,713)	(14,311,973)	(104,903,280)
Net increase (decrease)	(6,203,167)	(44,169,545)	2,746,352	25,988,137
Class B shares
Subscriptions	18,592	121,765	86,680	600,968
Fund merger	—	—	644,004	4,649,364
Distributions reinvested	—	—	5,216	35,418
Redemptions(a)	(417,782)	(2,748,960)	(1,660,310)	(11,683,070)
Net decrease	(399,190)	(2,627,195)	(924,410)	(6,397,320)
(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Class C shares
Subscriptions	69,790	458,400	173,489	1,169,523
Fund merger	—	—	2,275,909	16,267,451
Distributions reinvested	—	—	2,135	14,328
Redemptions	(507,847)	(3,315,424)	(630,939)	(4,243,010)
Net increase (decrease)	(438,057)	(2,857,024)	1,820,594	13,208,292
Class I shares
Subscriptions	—	—	63,165	477,162
Fund merger	—	—	656,911	5,116,331
Distributions reinvested	—	—	18,744	136,456
Redemptions	—	—	(5,097,889)	(38,789,914)
Net decrease	—	—	(4,359,069)	(33,059,965)
Class R shares
Subscriptions	864	6,179	6,124	46,251
Fund merger	—	—	1,403	10,933
Distributions reinvested	7	47	16	116
Redemptions	(2,622)	(19,405)	(3,235)	(23,457)
Net increase (decrease)	(1,751)	(13,179)	4,308	33,843
Class R4 shares
Subscriptions	82,380	588,883	156,187	1,162,237
Fund merger	—	—	4,271	33,313
Distributions reinvested	2,750	18,316	3,619	26,416
Redemptions	(84,554)	(596,764)	(488,373)	(3,676,363)
Net increase (decrease)	576	10,435	(324,296)	(2,454,397)
Class R5 shares
Distributions reinvested	—	—	9	65
Redemptions	—	—	(2,368)	(17,653)
Net decrease	—	—	(2,359)	(17,588)
Class W shares
Redemptions	—	—	(268)	(1,810)
Net decrease	—	—	(268)	(1,810)
Class Z shares
Subscriptions	41,463	304,118	62,601	472,730
Fund merger	–	–	527,305	4,102,117
Distributions reinvested	1,443	9,583	2	15
Redemptions	(94,919)	(685,548)	(161,256)	(1,185,094)
Net increase (decrease)	(52,013)	(371,847)	428,652	3,389,768
Total net decrease	(7,093,602)	(50,028,355)	(610,496)	688,960

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	21

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Six months ended April 30, 2012			Year ended Oct. 31,
			2011	2010		2009		2008	2007
(Unaudited)
Class A
Per share data
Net asset value, beginning of period	$6.95		$7.07	$6.13		$5.21		$9.61	$7.52
Income from investment operations:
Net investment income	0.03		0.01	0.00	(a)	0.05		0.05	0.02
Net realized and unrealized gain (loss)	0.58		(0.11)	0.96		0.95		(4.41)	2.13
Total from investment operations	0.61		(0.10)	0.96		1.00		(4.36)	2.15
Less distributions to shareholders from:
Net investment income	(0.02)		(0.02)	(0.03)		(0.08)		(0.04)	(0.06)
Total distributions to shareholders	(0.02)		(0.02)	(0.03)		(0.08)		(0.04)	(0.06)
Proceeds from regulatory settlements	0.01		—	0.01		0.00	(a)	—	—
Net asset value, end of period	$7.55		$6.95	$7.07		$6.13		$5.21	$9.61
Total return	8.93%	(b)	(1.40% )	15.78%	(c)	19.39%	(d)	(45.55% )	28.82%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.48%	(f)	1.46%	1.45%		1.44%		1.46%	1.39%
Net expenses after fees waived or expenses reimbursed(g)	1.36%	(f)	1.36% (h)	1.45%		1.44%		1.46%	1.39%
Net investment income	0.76%	(f)	0.18% (h)	0.03%		0.92%		0.65%	0.28%
Supplemental data
Net assets, end of period (in thousands)	$374,354		$387,709	$375,169		$394,511		$380,430	$736,862
Portfolio turnover	25%		44%	54%		81%		97%	100%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

Six months ended April 30, 2012			Year ended Oct. 31,
			2011		2010	2009		2008	2007
(Unaudited)
Class B
Per share data
Net asset value, beginning of period	$6.47		$6.63		$5.77	$4.87		$9.02	$7.06
Income from investment operations:
Net investment income (loss)	0.00	(a)	(0.04)		(0.04)	0.01		(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.54		(0.11)		0.90	0.89		(4.14)	2.00
Total from investment operations	0.54		(0.15)		0.86	0.90		(4.15)	1.96
Less distributions to shareholders from:
Net investment income	—		(0.01)		(0.01)	—		—	(0.00	)(a)
Total distributions to shareholders	—		(0.01)		(0.01)	—		—	(0.00	)(a)
Proceeds from regulatory settlements	0.01		—		0.01	0.00	(a)	—	—
Net asset value, end of period	$7.02		$6.47		$6.63	$5.77		$4.87	$9.02
Total return	8.50%	(b)	(2.26%	)	15.03% (c)	18.48%	(d)	(46.01% )	27.81%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	2.24%	(f)	2.22%		2.21%	2.21%		2.23%	2.15%
Net expenses after fees waived or expenses reimbursed(g)	2.11%	(f)	2.12%	(h)	2.21%	2.21%		2.23%	2.15%
Net investment income (loss)	0.01%	(f)	(0.56%	)(h)	(0.69% )	0.22%		(0.11% )	(0.45%	)
Supplemental data
Net assets, end of period (in thousands)	$16,023		$17,347		$23,894	$33,009		$42,166	$103,846
Portfolio turnover	25%		44%		54%	81%		97%	100%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	23

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010	2009		2008	2007
	(Unaudited)
Class C
Per share data
Net asset value, beginning of period	$6.40		$6.55		$5.71	$4.83		$8.93	$7.02
Income from investment operations:
Net investment income (loss)	0.00	(a)	(0.04)		(0.04)	(0.00	)(a)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.54		(0.10)		0.88	0.89		(4.09)	1.98
Total from investment operations	0.54		(0.14)		0.84	0.89		(4.10)	1.94
Less distributions to shareholders from:
Net investment income	—		(0.01)		(0.01)	(0.01)		—	(0.03)
Total distributions to shareholders	—		(0.01)		(0.01)	(0.01)		—	(0.03)
Proceeds from regulatory settlements	0.01		—		0.01	0.00	(a)	—	—
Net asset value, end of period	$6.95		$6.40		$6.55	$5.71		$4.83	$8.93
Total return	8.59%	(b)	(2.14%	)	14.86% (c)	18.39%	(d)	(45.91% )	27.76%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	2.22%	(f)	2.22%		2.21%	2.20%		2.22%	2.15%
Net expenses after fees waived or expenses reimbursed(g)	2.11%	(f)	2.11%	(h)	2.21%	2.20%		2.22%	2.15%
Net investment income (loss)	0.01%	(f)	(0.62%	)(h)	(0.72% )	(0.08%	)	(0.09% )	(0.48% )
Supplemental data
Net assets, end of period (in thousands)	$20,355		$21,560		$10,147	$10,570		$4,755	$8,245
Portfolio turnover	25%		44%		54%	81%		97%	100%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the six months ended April 30. 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009		2008 (a)
	(Unaudited)
Class I
Per share data
Net asset value, beginning of period	$7.01		$7.11	$6.16	$5.25		$7.47
Income from investment operations:
Net investment income	0.04		0.01	0.04	0.09		0.03
Net realized and unrealized gain (loss)	0.60		(0.08)	0.95	0.95		(2.25)
Total from investment operations	0.64		(0.07)	0.99	1.04		(2.22)
Less distributions to shareholders from:
Net investment income	(0.05)		(0.03)	(0.05)	(0.13)		—
Total distributions to shareholders	(0.05)		(0.03)	(0.05)	(0.13)		—
Proceeds from regulatory settlements	0.01		—	0.01	0.00	(b)	—
Net asset value, end of period	$7.61		$7.01	$7.11	$6.16		$5.25
Total return	9.30%	(c)	(0.98% )	16.32% (d)	20.21%	(e)	(29.72%	)
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	1.03%	(g)	0.93%	0.91%	0.84%		0.85%	(g)
Net expenses after fees waived or expenses reimbursed(h)	0.91%	(g)	0.92%	0.91%	0.84%		0.85%	(g)
Net investment income	1.23%	(g)	0.15%	0.55%	1.56%		1.55%	(g)
Supplemental data
Net assets, end of period (in thousands)	$3		$3	$31,015	$32,596		$3
Portfolio turnover	25%		44%	54%	81%		97%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.
(b)	Rounds to less than $0.01.
(c)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(d)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(e)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(f)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	25

Financial Highlights (continued)

Six months ended April 30, 2012			Year ended Oct. 31,
			2011		2010		2009		2008	2007(a)
(Unaudited)
Class R
Per share data
Net asset value, beginning of period	$7.00		$7.14		$6.14		$5.23		$9.62	$7.89
Income from investment operations:
Net investment income (loss)	0.02		(0.00	)(b)	(0.02)		(0.01)		0.05	(0.01)
Net realized and unrealized gain (loss)	0.59		(0.12)		1.01		1.00		(4.42)	1.84
Total from investment operations	0.61		(0.12)		0.99		0.99		(4.37)	1.83
Less distributions to shareholders from:
Net investment income	(0.01)		(0.02)		—		(0.08)		(0.02)	(0.10)
Total distributions to shareholders	(0.01)		(0.02)		—		(0.08)		(0.02)	(0.10)
Proceeds from regulatory settlements	0.01		—		0.01		0.00	(b)	—	—
Net asset value, end of period	$7.61		$7.00		$7.14		$6.14		$5.23	$9.62
Total return	8.80%	(c)	(1.70%	)	16.29%	(d)	19.13%	(e)	(45.48% )	23.41%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	1.72%	(g)	1.72%		1.71%		1.69%		1.79%	1.74%	(g)
Net expenses after fees waived or expenses reimbursed(h)	1.61%	(g)	1.61%	(i)	1.71%		1.69%		1.54%	1.74%	(g)
Net investment income (loss)	0.48%	(g)	(0.01%	)(i)	(0.24%	)	(0.16%	)	0.57%	(0.13%	)(g)
Supplemental data
Net assets, end of period (in thousands)	$63		$70		$41		$46		$3	$6
Portfolio turnover	25%		44%		54%		81%		97%	100%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to October 31, 2007.
(b)	Rounds to less than $0.01.
(c)	During the six months ended April 31, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(d)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09.
(e)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(f)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009		2008	2007
	(Unaudited)
Class R4
Per share data
Net asset value, beginning of period	$7.01		$7.13	$6.18	$5.26		$9.70	$7.60
Income from investment operations:
Net investment income	0.03		0.02	0.02	0.06		0.07	0.04
Net realized and unrealized gain (loss)	0.59		(0.11)	0.96	0.96		(4.46)	2.13
Total from investment operations	0.62		(0.09)	0.98	1.02		(4.39)	2.17
Less distributions to shareholders from:
Net investment income	(0.03)		(0.03)	(0.04)	(0.10)		(0.05)	(0.07)
Total distributions to shareholders	(0.03)		(0.03)	(0.04)	(0.10)		(0.05)	(0.07)
Proceeds from regulatory settlements	0.01		—	0.01	0.00	(a)	—	—
Net asset value, end of period	$7.61		$7.01	$7.13	$6.18		$5.26	$9.70
Total return	9.02%	(b)	(1.33% )	16.03% (c)	19.72%	(d)	(45.47% )	28.85%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.26%	(f)	1.24%	1.21%	1.15%		1.29%	1.23%
Net expenses after fees waived or expenses reimbursed(g)	1.21%	(f)	1.17%	1.21%	1.15%		1.28%	1.23%
Net investment income	0.94%	(f)	0.32%	0.27%	1.22%		0.83%	0.45%
Supplemental data
Net assets, end of period (in thousands)	$5,028		$4,627	$7,016	$6,059		$5,067	$9,828
Portfolio turnover	25%		44%	54%	81%		97%	100%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	27

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009		2008	2007(a)
	(Unaudited)
Class R5
Per share data
Net asset value, beginning of period	$7.01		$7.12	$6.16	$5.25		$9.69	$7.89
Income from investment operations:
Net investment income	0.04		0.02	0.03	0.08		0.08	0.05
Net realized and unrealized gain (loss)	0.59		(0.10)	0.97	0.96		(4.45)	1.85
Total from investment operations	0.63		(0.08)	1.00	1.04		(4.37)	1.90
Less distributions to shareholders from:
Net investment income	(0.05)		(0.03)	(0.05)	(0.13)		(0.07)	(0.10)
Total distributions to shareholders	(0.05)		(0.03)	(0.05)	(0.13)		(0.07)	(0.10)
Proceeds from regulatory settlements	0.01		—	0.01	0.00	(b)	—	—
Net asset value, end of period	$7.60		$7.01	$7.12	$6.16		$5.25	$9.69
Total return	9.16%	(c)	(1.13% )	16.44% (d)	20.20%	(e)	(45.40% )	24.33%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	1.08%	(g)	0.94%	0.96%	0.90%		1.04%	0.99%	(g)
Net expenses after fees waived or expenses reimbursed(h)	0.96%	(g)	0.92%	0.96%	0.90%		1.04%	0.99%	(g)
Net investment income	1.17%	(g)	0.32%	0.50%	1.39%		1.07%	0.62%	(g)
Supplemental data
Net assets, end of period (in thousands)	$3		$3	$19	$18		$3	$6
Portfolio turnover	25%		44%	54%	81%		97%	100%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to October 31, 2007.
(b)	Rounds to less than $0.01.
(c)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(d)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(e)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(f)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009		2008	2007(a)
	(Unaudited)
Class W
Per share data
Net asset value, beginning of period	$6.97		$7.10	$6.16	$5.23		$9.66	$7.83
Income from investment operations:
Net investment income	0.03		0.02	0.01	0.06		0.05	0.02
Net realized and unrealized gain (loss)	0.59		(0.13)	0.95	0.96		(4.44)	1.91
Total from investment operations	0.62		(0.11)	0.96	1.02		(4.39)	1.93
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.02)	(0.03)	(0.09)		(0.04)	(0.10)
Total distributions to shareholders	(0.00	)(b)	(0.02)	(0.03)	(0.09)		(0.04)	(0.10)
Proceeds from regulatory settlements	0.01		—	0.01	0.00	(b)	—	—
Net asset value, end of period	$7.60		$6.97	$7.10	$6.16		$5.23	$9.66
Total return	9.05%	(c)	(1.52% )	15.80% (d)	19.70%	(e)	(45.62% )	24.87%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed	1.57%	(g)	1.48%	1.38%	1.30%		1.43%	1.39%	(g)
Net expenses after fees waived or expenses reimbursed(h)	1.36%	(g)	1.37% (i)	1.38%	1.30%		1.43%	1.39%	(g)
Net investment income	0.78%	(g)	0.21% (i)	0.08%	1.05%		0.68%	0.20%	(g)
Supplemental data
Net assets, end of period (in thousands)	$3		$3	$5	$4		$3	$6
Portfolio turnover	25%		44%	54%	81%		97%	100%

Notes to Financial Highlights

(a)	For the period from December 1, 2006 (commencement of operations) to October 31, 2007.
(b)	Rounds to less than $0.01.
(c)	During the six months ended April 31, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(d)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(e)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(f)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	29

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010(a)
	(Unaudited)
Class Z
Per share data
Net asset value, beginning of period	$7.00		$7.12	$6.85
Income from investment operations:
Net investment income (loss)	0.04		0.02	(0.01)
Net realized and unrealized gain (loss)	0.58		(0.11)	0.28
Total from investment operations	0.62		(0.09)	0.27
Less distributions to shareholders from:
Net investment income	(0.04)		(0.03)	—
Total distributions to shareholders	(0.04)		(0.03)	—
Proceeds from regulatory settlements	0.01		—	—
Net asset value, end of period	$7.59		$7.00	$7.12
Total return	9.04%	(b)	(1.29% )	3.94%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.21%	(d)	1.23%	1.37%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.11%	(d)	1.11% (f)	1.37%	(d)
Net investment income (loss)	1.02%	(d)	0.24% (f)	(1.52%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$2,863		$3,004	$3
Portfolio turnover	25%		44%	54%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

Notes to Financial Statements

April 30, 2012 (Unaudited)

Note 1. Organization

Columbia Global Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	31

Notes to Financial Statements (continued)

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary	of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in

32	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	33

Notes to Financial Statements (continued)

from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies

34	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	35

Notes to Financial Statements (continued)

clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended April 30, 2012 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser

36	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended April 30, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2012, other expenses paid to this company were $1,505.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	37

Notes to Financial Statements (continued)

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the six months ended April 30, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.28
Class C	0.25
Class R	0.26
Class R4	0.05
Class R5	0.05
Class W	0.28
Class Z	0.25

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At April 30, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $19,521. The liability remaining at April 30, 2012 for non-recurring charges associated with the lease amounted to $13,097 and is included within other accrued expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended April 30, 2012, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets

38	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $942,000 and $1,453,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $92,239 for Class A, $3,373 for Class B and $636 for Class C shares for the six months ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	39

Notes to Financial Statements (continued)

charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.36%
Class B	2.11
Class C	2.11
Class I	0.91
Class R	1.61
Class R4	1.21
Class R5	0.96
Class W	1.36
Class Z	1.11

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2012, the cost of investments for federal income tax purposes was approximately $388,529,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$60,728,000
Unrealized depreciation	$(12,293,000)
Net unrealized appreciation	$48,435,000

40	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

The following capital loss carryforward, determined as of October 31, 2011 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2015	$939,646
2016	47,035,460
2017	120,508,636
2018	1,645,663
2019	10,827,238
Unlimited long-term	1,143,069
Total	$182,099,712

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

The Fund acquired $27,273,232 of capital loss carryforward in connection with the Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund mergers (Note 11). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	41

Notes to Financial Statements (continued)

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $103,837,492 and $152,769,364, respectively, for the six months ended April 30, 2012.

Note 6. Regulatory	Settlements

During the six months ended April 30, 2012, the Fund received $447,107 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending	of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

42	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At April 30, 2012, securities valued at $18,945,104 were on loan, secured by cash collateral of $19,894,286 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Affiliated	Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder	Concentration

At April 30, 2012, one unaffiliated shareholder account owned 10.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note	10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	43

Notes to Financial Statements (continued)

after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the six months ended April 30, 2012.

Note 11. Fund	Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of Threadneedle Global Equity Income Fund, a series of RiverSource Global Series, Inc., Columbia Global Value Fund, a series of Columbia Funds Series Trust and Columbia World Equity Fund, a series of Columbia Funds Series Trust I. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine four funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $407,776,097 and the combined net assets immediately after the acquisition were $544,099,002.

The merger was accomplished by a tax-free exchange of 4,853,643 shares of Threadneedle Global Equity Income Fund valued at $50,294,044 (including $10,101,864 of unrealized appreciation), 5,219,514 shares of Columbia Global Value Fund valued at $32,759,335 (including $9,178,884 of unrealized depreciation) and 4,157,724 shares of Columbia World Equity Fund valued at $53,269,526 (including $11,443,207 of unrealized appreciation).

44	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

In exchange for shares of Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund, the Fund issued the following number of shares:

	Threadneedle Global Equity Income Fund	Columbia Global Value Fund	Columbia World Equity Fund
Class A	5,366,091	1,655,671	6,705,909
Class B	308,970	261,837	73,197
Class C	197,899	1,954,100	123,910
Class I	656,911	NA	NA
Class R	1,403	NA	NA
Class R4	4,271	NA	NA
Class Z	NA	527,305	NA

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on November 1, 2010, the Fund’s pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended October 31, 2011 would have been approximately $2.5 million, $55.5 million, $(57.0) million and $1.0 million, respectively.

Note 12. Significant	Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	45

Notes to Financial Statements (continued)

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Note 13. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending

46	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	47

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Global Equity Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”). In addition, under a Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management and Threadneedle International Limited (the “Subadviser”), an affiliate of Columbia Management, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the “Advisory Agreements”). Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management

48	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser:    The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Board noted the information it received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Board took into account its meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Board also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial. In addition, the Board discussed the acceptability of the terms of the

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	49

IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material issues have been reported. The Board also considered the Subadviser’s investment strategy/style, including particularly as it relates to the Fund, as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of the Subadviser and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the investment manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the investment manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser, the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

50	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the investment manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the investment manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. Based on its review, the Board concluded that the Fund’s management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other

COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT	51

financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

52	COLUMBIA GLOBAL EQUITY FUND — 2012 SEMIANNUAL REPORT

Columbia Global Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6451 AA (6/12)

Semiannual Report

Columbia

Global Extended Alpha Fund

Semiannual Report for the Period Ended April 30, 2012

Columbia Global Extended Alpha Fund seeks to provide shareholders with long-term capital growth.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Fund Expense Example	6

Portfolio of Investments	8

Statement of Assets and Liabilities	16

Statement of Operations	18

Statement of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	29

Proxy Voting	47

Approval of Investment Management Services and Subadvisory Agreements	47

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Global Extended Alpha Fund (the Fund) Class A shares gained 8.49% (excluding sales charge) for the six months ended April 30, 2012.

>	The Fund outperformed its benchmark, the MSCI All Country World Index (Net), which gained 7.07% during the same six-month period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	6 months*	1 year	Since inception 08/01/08
Columbia Global Extended Alpha Fund Class A (excluding sales charge)	+8.49%	-1.90%	+5.45%
MSCI All Country World Index (Net)(1) (unmanaged)	+7.07%	-5.73%	+1.17%
MSCI All Country World Index (Gross)(1) (unmanaged)	+7.36%	-5.21%	+1.71%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI All Country World Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

(1)

The MSCI All Country World Index (Net) and the MSCI All Country World Index (Gross), each an unmanaged index of equity securities, are designed to measure equity market performance of developed and emerging markets. Each index reflects reinvestment of all distributions and changes in market prices. On September 30, 2011, the MSCI All Country World Index (Net) replaced the MSCI All Country World Index (Gross) as the Fund’s primary benchmark. The Fund’s

2	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	6 months*	1 year	Since inception
Class A (inception 8/1/08)	+8.49%	-1.90%	+5.45%
Class B (inception 8/1/08)	+8.09%	-2.68%	+4.64%
Class C (inception 8/1/08)	+8.07%	-2.67%	+4.64%
Class I (inception 8/1/08)	+8.64%	-1.60%	+5.80%
Class R (inception 8/1/08)	+8.34%	-2.16%	+5.08%
Class R4 (inception 8/1/08)	+8.53%	-1.86%	+5.53%
Class Z** (inception 9/27/10)	+8.63%	-1.70%	+5.56%

With sales charge
Class A (inception 8/1/08)	+2.27%	-7.53%	+3.80%
Class B (inception 8/1/08)	+3.09%	-7.34%	+3.92%
Class C (inception 8/1/08)	+7.07%	-3.60%	+4.64%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized

**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	3

Your Fund at a Glance (continued)

PORTFOLIO BREAKDOWN BY COUNTRY(1) (at April 30, 2012; % of portfolio and portfolio swaps(2))
	Long	Short(3)	Net
Australia	3.5%	0.0%	3.5%
Belgium	1.0	0.0	1.0
Brazil	2.6	0.0	2.6
Canada	2.2	-1.4	0.8
Cyprus	1.3	0.0	1.3
France	1.4	0.0	1.4
Germany	4.9	0.0	4.9
Hong Kong	1.7	0.0	1.7
India	0.4	0.0	0.4
Ireland	4.0	0.0	4.0
Japan	6.7	0.0	6.7
Luxembourg	0.0	-9.5	-9.5
Netherlands	4.2	0.0	4.2
Norway	0.0	-0.7	-0.7
Singapore	0.7	0.0	0.7
South Africa	1.4	0.0	1.4
South Korea	2.7	0.0	2.7
Switzerland	9.2	-0.8	8.4
United Kingdom	12.5	-0.9	11.6
United States	58.8	-8.5	50.3
Other(4)	2.6	0.0	2.6
	121.8%	-21.8%	100.0%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)

The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. The portfolio breakdown by country for each underlying position in the custom basket has been estimated by multiplying the notional amount of each security by its April 30, 2012 closing market price as obtained from an authorized pricing source. The notional amounts and the market values of the positions in the custom basket are not presented in the financial statements.

(3)

At April 30, 2012, the Fund had no short positions. However, the Fund had entered into a portfolio swap agreement in order to gain short exposure to foreign equity markets. See Portfolio Swap Outstanding at April 30, 2012 following the Portfolio of Investments, and Note 2 to the financial statements.

(4)	Includes investments in Money Market Funds.

4	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

TOP TEN HOLDINGS(1) (at April 30, 2012)
Aon PLC (United Kingdom)	2.8%
Covidien PLC (Ireland)	2.7
Google, Inc., Class A (United States)	2.7
Nestlé SA, Registered Shares (Switzerland)	2.6
Airgas, Inc. (United States)	2.6
Toyota Motor Corp. (Japan)	2.4
BG Group PLC (United Kingdom)	2.4
eBay, Inc. (United States)	2.2
Kraft Foods, Inc., Class A (United States)	2.1
Vodafone Group PLC (United Kingdom)	2.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Top ten holdings do not include notional exposure to holdings the Fund has through its use of a portfolio swap. For more information regarding the Fund’s portfolio swap, see Portfolio Swap Outstanding at April 30, 2012 following the Portfolio of Investments.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings.
For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	5

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

November 1, 2011 — April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,084.90	1,017.50	7.67	7.42	1.48
Class B	1,000.00	1,000.00	1,080.90	1,013.72	11.59	11.22	2.24
Class C	1,000.00	1,000.00	1,080.70	1,013.77	11.54	11.17	2.23
Class I	1,000.00	1,000.00	1,086.40	1,019.24	5.86	5.67	1.13
Class R	1,000.00	1,000.00	1,083.40	1,016.31	8.91	8.62	1.72
Class R4	1,000.00	1,000.00	1,085.30	1,017.80	7.36	7.12	1.42
Class Z	1,000.00	1,000.00	1,086.30	1,018.75	6.38	6.17	1.23

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	7

Portfolio of Investments

Columbia Global Extended Alpha Fund

April 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 94.3%
AUSTRALIA 3.6%
Fortescue Metals Group Ltd.(a)	32,619	$189,496
Iluka Resources Ltd.(a)	15,700	274,254
Whitehaven Coal Ltd.(a)	46,423	255,572

Total		719,322
BELGIUM 1.0%
Anheuser-Busch InBev NV(a)	2,725	196,406
BRAZIL 2.7%
Itaú Unibanco Holding SA, ADR	17,163	269,287
MRV Engenharia e Participacoes SA	45,201	264,166

Total		533,453
CANADA 2.2%
First Quantum Minerals Ltd.	10,400	216,033
Methanex Corp.	6,600	232,371

Total		448,404
CYPRUS 1.4%
ProSafe SE	34,984	272,942
FRANCE 1.4%
Renault SA(a)	6,235	283,294
GERMANY 4.9%
Bayerische Motoren Werke AG	2,184	207,600
Kabel Deutschland Holding AG(b)	3,200	201,626
Linde AG	1,849	316,464
MTU Aero Engines Holding AG(a)	3,099	260,979

Total		986,669
HONG KONG 1.8%
Great Eagle Holdings Ltd.	79,882	234,610
Sun Hung Kai Properties Ltd.	10,000	119,779

Total		354,389
INDIA 0.4%
Jaiprakash Associates Ltd.	57,053	80,662
IRELAND 4.1%
Accenture PLC, Class A	4,400	285,780
Covidien PLC	9,500	524,685

Total		810,465
JAPAN 6.8%
Asahi Group Holdings Ltd.	15,800	355,772
Makita Corp.(a)	9,100	348,336

Issuer	Shares	Value

Common Stocks (continued)
JAPAN (cont.)
Nikon Corp.(a)	6,600	$195,613
Toyota Motor Corp.	11,300	463,049

Total		1,362,770
NETHERLANDS 2.8%
Fugro NV-CVA	3,550	258,734
LyondellBasell Industries NV, Class A	7,000	292,460

Total		551,194
SINGAPORE 0.7%
Mapletree Industrial Trust	151,000	137,815
SOUTH AFRICA 1.4%
MTN Group Ltd.	15,921	278,323
SWITZERLAND 8.7%
Nestlé SA, Registered Shares	8,159	499,797
Novartis AG, Registered Shares	7,150	394,268
Swatch Group AG (The)	430	198,312
TE Connectivity Ltd.	9,558	348,485
Tyco International Ltd.	5,503	308,883

Total		1,749,745
UNITED KINGDOM 11.5%
Aon PLC	10,487	543,227
BG Group PLC	19,429	457,362
Intercontinental Hotels Group PLC	8,500	202,980
Tullow Oil PLC	14,744	367,056
Vodafone Group PLC	142,692	394,835
Weir Group PLC (The)	12,070	333,982

Total		2,299,442
UNITED STATES 38.9%
Advance Auto Parts, Inc.	2,632	241,618
Aetna, Inc.	3,945	173,738
Airgas, Inc.	5,374	492,473
American International Group, Inc.(b)	9,056	308,176
Apple, Inc.(b)	334	195,136
Atwood Oceanics, Inc.(b)	4,550	201,701
CBS Corp., Class B Non Voting	3,000	100,050
CF Industries Holdings, Inc.	1,600	308,896
Citigroup, Inc.	3,754	124,032
DIRECTV, Class A(b)	3,978	195,996
Dresser-Rand Group, Inc.(b)	4,100	199,588
eBay, Inc.(b)	10,268	421,501
EMC Corp.(b)	6,566	185,227

The accompanying Notes to Financial Statements are an integral part of this statement.

8	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)
UNITED STATES (cont.)
Google, Inc., Class A(b)	844	$510,814
Henry Schein, Inc.(b)	2,783	213,567
JPMorgan Chase & Co.	5,827	250,444
Kraft Foods, Inc., Class A	9,972	397,584
Laboratory Corp. of America Holdings(b)	414	36,386
Lam Research Corp.(b)	8,004	333,367
Marathon Petroleum Corp.	2,839	118,131
McDonald’s Corp.	3,636	354,328
PepsiCo, Inc.	5,974	394,284
QUALCOMM, Inc.	4,353	277,896
Sirona Dental Systems, Inc.(b)	2,000	101,020
Tidewater, Inc.	6,174	339,755
Time Warner Cable, Inc.	2,350	189,058
Union Pacific Corp.	2,600	292,344
Waste Connections, Inc.	9,400	302,962
WESCO International, Inc.(b)	3,012	199,967
World Fuel Services Corp.	7,426	327,190

Total		7,787,229
Total Common Stocks (Cost: $17,137,975)		$18,852,524

	Shares	Value
Money Market Funds 2.7%
Columbia Short-Term Cash Fund, 0.144% (c)(d)	532,786	$532,786
Total Money Market Funds (Cost: $532,786)		$532,786

Issuer	Shares	Value

Limited Partnerships 1.8%
UNITED STATES 1.8%
Blackstone Group LP(e)	12,284	$166,571
Enterprise Products Partners LP(e)	4,000	206,160

Total		372,731
Total Limited Partnerships (Cost: $335,707)		$372,731

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 6.3%
Repurchase Agreements 6.3%
UBS Securities LLC dated 04/30/12, matures 05/01/12, repurchase price $1,267,004 (f)
	0.210%	$1,266,997	$1,266,997
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $1,266,997)			$1,266,997
Total Investments
(Cost: $19,273,465)			$21,025,038
Other Assets & Liabilities, Net			(1,027,907)
Net Assets			$19,997,131

Investment in Derivatives

Portfolio Swap(1) Outstanding at April 30, 2012
Counterparty	Description	Next Reset Date	Net Unrealized Depreciation
UBS	The Fund receives (pays) the total return on a custom basket of long (short) equity positions and pays (receives) a floating rate based on the 1-day LIBOR which is denominated in various foreign currencies based on the local currencies of the securities underlying the custom basket.	May 8, 2012	($77,846)
Total			($77,846)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	9

Portfolio of Investments (continued)

Summary of Portfolio Swap Exposure by Industry

The following table represents the exposure of the custom basket of equity securities underlying the portfolio swap by industry classifications as a percentage of net assets at April 30, 2012:

	Percentage of Net Assets	Value
		Long	Short	Net
Chemicals	(0.8)%	$—	$(152,049)	$(152,049)
Computers & Peripherals	2.1	573,880	(157,025)	416,855
Diversified Financial Services	5.0	1,006,795	—	1,006,795
Financial	(9.7)	—	(1,931,100)	(1,931,100)
Food Products	(0.4)	—	(85,263)	(85,263)
Health Care Equipment & Supplies	1.0	198,100	—	198,100
Health Care Providers & Services	0.7	138,132	—	138,132
Hotels, Restaurants & Leisure	(1.0)	78,935	(269,249)	(190,314)
Insurance	0.7	136,120	—	136,120
Internet Software & Services	0.5	90,785	—	90,785
Leisure Equipment & Products	(0.5)	—	(104,160)	(104,160)
Machinery	1.6	324,324	—	324,324
Marine	(0.5)	—	(97,218)	(97,218)
Media	0.9	514,450	(331,044)	183,406
Metals & Mining	(1.0)	—	(191,300)	(191,300)
Multiline Retail	(0.5)	—	(91,124)	(91,124)
Mullti-Utilities	(0.4)	—	(81,447)	(81,447)
Oil, Gas & Consumable Fuels	1.6	414,523	(92,820)	321,703
Personal Products	(0.6)	—	(120,244)	(120,244)
Professional Services	(0.4)	—	(84,045)	(84,045)
Real Estate Investment Trusts (REITs)	(0.6)	—	(110,022)	(110,022)
Semiconductors	2.8	666,592	(101,400)	565,192
Software	2.7	630,957	(92,752)	538,205
Speciality Retail	0.1	119,340	(101,524)	17,816
Textiles, Apparel & Luxury Goods	0.2	120,371	(77,550)	42,821
Water Utilities	(0.4)	—	(79,485)	(79,485)
Wireless Telecommunication Services	(0.4)	—	(86,800)	(86,800)

(1)

The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the agreement, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket. That is, one party agrees to pay another party the return on the basket in return for a specified interest rate. The agreement allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional security positions at its discretion.

The notional amounts of the security positions held in the basket are not recorded in the financial statements. The portfolio swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received or made are recorded as realized gains (losses).

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at April 30, 2012:

Industry	Percentage of Net Assets	Value
Aerospace & Defense	1.3%	$260,979
Automobiles	4.8	953,942
Beverages	4.7	946,462
Capital Markets	0.8	166,571
Chemicals	8.2	1,642,665
Commercial Banks	1.3	269,287
Commercial Services & Supplies	1.5	302,962
Communications Equipment	1.4	277,896
Computers & Peripherals	1.9	380,363
Diversified Financial Services	1.9	374,477
Electrical Equipment, Instruments & Components	1.7	348,485
Energy Equipment & Services	6.4	1,272,720
Food Products	4.5	897,380
Health Care Equipment & Supplies	3.1	625,705
Health Care Providers & Services	2.1	423,692
Hotels, Restaurants & Leisure	2.8	557,308
Household Durables	1.3	264,166
Industrial Conglomerates	1.9	389,546
Insurance	4.2	851,402
Internet Software & Services	4.7	932,316
IT Services	1.4	285,780
Leisure Equipment & Products	1.0	195,613
Machinery	3.4	682,318
Media	3.4	686,730
Metals & Mining	3.4	679,783
Oil, Gas & Consumable Fuels	8.7	1,731,470
Pharmaceuticals	2.0	394,268
Real Estate Investment Trust (REITs)	0.7	137,815
Real Estate Management & Development	1.8	354,388
Road & Rail	1.5	292,344
Semiconductors & Semiconductor Equipment	1.7	333,367
Speciality Retail	1.2	241,618
Textiles, Apparel & Luxury Goods	1.0	198,312
Trading Companies & Distributors	1.0	199,967
Wireless Telecommunication Services	3.4	673,158
Other(1)	9.0	1,799,783
Total		$21,025,038

(1)	Includes Money Market Funds and Investments of Cash Collateral Received for Securities on Loan.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	11

Portfolio of Investments (continued)

Notes to Portfolio of Investments

(a)	At April 30, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at April 30, 2012.

(d)	Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$400,809	$6,522,248	$(6,390,271)	$—	$532,786	$ 830	$532,786

(e)	At April 30, 2012, there was no capital committed to the LLC or LP for future investment.

(f)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

UBS Securities LLC (0.210%)

Security Description	Value
Fannie Mae Pool	$906,235
Freddie Mac Gold Pool	386,102
Total Market Value of Collateral Securities	$1,292,337

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	13

Portfolio of Investments (continued)

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$1,548,195	$1,549,494	$—	$3,097,689
Consumer Staples	791,868	1,051,975	—	1,843,843
Energy	1,186,365	1,611,667	—	2,798,032
Financials	1,495,166	492,203	—	1,987,369
Health Care	1,049,397	394,268	—	1,443,665
Industrials	1,104,156	1,023,959	—	2,128,115
Information Technology	2,558,205	—	—	2,558,205
Materials	1,542,233	780,215	—	2,322,448
Telecommunication Services	—	673,158	—	673,158
Total Equity Securities	11,275,585	7,576,939	—	18,852,524
Other
Limited Partnerships	372,731	—	—	372,731
Money Market Funds	532,786	—	—	532,786
Investments of Cash Collateral Received for Securities on Loan	—	1,266,997	—	1,266,997
Total Other	905,517	1,266,997	—	2,172,514
Investments in Securities	12,181,102	8,843,936	—	21,025,038
Derivatives
Liabilities
Swap Contracts	—	(77,846)	—	(77,846)
Total	$12,181,102	$8,766,090	$—	$20,947,192

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

Fair Value Measurements (continued)

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	15

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $17,473,682)	$19,225,255
Affiliated issuers (identified cost $532,786)	532,786
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $1,266,997)	1,266,997
Total investments (identified cost $19,273,465)	21,025,038
Cash	1,824
Foreign currency (identified cost $25,365)	26,003
Receivable for:
Investments sold	317,828
Capital shares sold	84,933
Dividends	56,868
Interest	706
Reclaims	18,959
Expense reimbursement due from Investment Manager	1,374
Prepaid expenses	526
Total assets	21,534,059
Liabilities
Due upon return of securities on loan	1,266,997
Unrealized depreciation on swap contracts	77,846
Payable for:
Investments purchased	50,443
Capital shares purchased	101,787
Investment management fees	1,731
Distribution fees	375
Transfer agent fees	1,651
Administration fees	132
Plan administration fees	2
Compensation of board members	3,235
Other expenses	32,483
Other liabilities	246
Total liabilities	1,536,928
Net assets applicable to outstanding capital stock	$19,997,131

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

April 30, 2012 (Unaudited)

Represented by
Paid-in capital	$18,143,119
Undistributed net investment income	85,423
Accumulated net realized gain	92,583
Unrealized appreciation (depreciation) on:
Investments	1,751,573
Foreign currency translations	2,279
Swap contracts	(77,846)
Total — representing net assets applicable to outstanding capital stock	$19,997,131
*Value of securities on loan	$1,198,712
Net assets applicable to outstanding shares
Class A	$13,027,233
Class B	$276,374
Class C	$1,002,216
Class I	$5,477,875
Class R	$37,440
Class R4	$88,816
Class Z	$87,177
Shares outstanding
Class A	588,936
Class B	12,517
Class C	46,033
Class I	246,500
Class R	1,696
Class R4	4,007
Class Z	3,927
Net asset value per share
Class A(a)	$22.12
Class B	$22.08
Class C	$21.77
Class I	$22.22
Class R	$22.08
Class R4	$22.17
Class Z	$22.20

(a)	The maximum offering price per share for Class A is $23.47. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	17

Statement of Operations

Six months ended April 30, 2012 (Unaudited)

Net investment income
Income:
Dividends	$235,665
Dividends from affiliates	830
Income from securities lending — net	3,424
Foreign taxes withheld	(19,049)
Total income	220,870
Expenses:
Investment management fees	86,231
Distribution fees
Class A	12,607
Class B	1,213
Class C	3,423
Class R	57
Transfer agent fees
Class A	8,302
Class B	219
Class C	555
Class R	19
Class R4	21
Class Z	46
Administration fees	6,570
Plan administration fees
Class R4	107
Compensation of board members	5,146
Custodian fees	5,389
Printing and postage fees	23,019
Registration fees	25,969
Professional fees	25,043
Other	7,415
Total expenses	211,351
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(95,444)
Total net expenses	115,907
Net investment income	104,963

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$90,468
Foreign currency translations	(1,537)
Forward foreign currency exchange contracts	(3,725)
Swap contracts	47,450
Net realized gain	132,656
Net change in unrealized appreciation (depreciation) on:
Investments	1,180,611
Foreign currency translations	532
Swap contracts	(48,773)
Net change in unrealized appreciation	1,132,370
Net realized and unrealized gain	1,265,026
Net increase in net assets resulting from operations	$1,369,989

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	19

Statement of Changes in Net Assets

	Six months ended April 30, 2012	Year ended October 31, 2011
	(Unaudited)
Operations
Net investment income	$104,963	$696
Net realized gain	132,656	1,245,440
Net change in unrealized appreciation (depreciation)	1,132,370	(786,900)
Net increase in net assets resulting from operations	1,369,989	459,236
Distributions to shareholders from:
Net investment income
Class A	(306,303)	(83,476)
Class B	(6,134)	(2,742)
Class C	(16,677)	(3,386)
Class I	(197,843)	(111,706)
Class R	(335)	(156)
Class R4	(2,801)	(1,693)
Class Z	(1,895)	(579)
Net realized gains
Class A	(135,201)	—
Class B	(3,835)	—
Class C	(8,164)	—
Class I	(81,653)	—
Class R	(166)	—
Class R4	(1,267)	—
Class Z	(795)	—
Total distributions to shareholders	(763,069)	(203,738)
Increase in net assets from share transactions	5,559,032	3,477,201
Total increase in net assets	6,165,952	3,732,699
Net assets at beginning of period	13,831,179	10,098,480
Net assets at end of period	$19,997,131	$13,831,179
Undistributed net investment income	$85,423	$512,448

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	261,011	5,593,235	212,976	4,679,949
Distributions reinvested	20,335	396,128	2,998	62,518
Redemptions	(50,394)	(1,084,903)	(65,156)	(1,399,539)
Net increase	230,952	4,904,460	150,818	3,342,928
Class B shares
Subscriptions	5,221	108,959	2,397	52,567
Distributions reinvested	484	9,443	106	2,215
Redemptions(a)	(2,151)	(44,459)	(8,261)	(186,154)
Net increase (decrease)	3,554	73,943	(5,758)	(131,372)
Class C shares
Subscriptions	24,508	522,106	20,741	426,743
Distributions reinvested	1,247	23,985	127	2,619
Redemptions	(2,596)	(56,517)	(6,795)	(147,157)
Net increase	23,159	489,574	14,073	282,205
Class R shares
Subscriptions	1,316	28,591	—	—
Redemptions	(120)	(2,657)	—	—
Net increase	1,196	25,934	—	—
Class R4 shares
Distributions reinvested	181	3,536	72	1,500
Redemptions	(277)	(5,608)	(300)	(6,920)
Net decrease	(96)	(2,072)	(228)	(5,420)
Class Z shares
Subscriptions	3,281	71,090	710	15,583
Distributions reinvested	104	2,031	25	522
Redemptions	(292)	(5,928)	(1,249)	(27,245)
Net increase (decrease)	3,093	67,193	(514)	(11,140)
Total net increase	261,858	5,559,032	158,391	3,477,201

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	21

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010	2009	2008(a)
	(Unaudited)
Class A
Per share data
Net asset value, beginning of period	$21.52		$20.86		$17.65	$13.97	$20.00
Income from investment operations:
Net investment income (loss)	0.14		(0.03)		(0.03)	0.09	0.00	(b)
Net realized and unrealized gain (loss)	1.54		1.08		3.71	3.59	(6.03)
Total from investment operations	1.68		1.05		3.68	3.68	(6.03)
Less distributions to shareholders from:
Net investment income	(0.75)		(0.39)		(0.47)	—	—
Net realized gains	(0.33)		—		—	—	—
Total distributions to shareholders	(1.08)		(0.39)		(0.47)	—	—
Net asset value, end of period	$22.12		$21.52		$20.86	$17.65	$13.97
Total return	8.49%		5.12%		21.21%	26.34%	(30.15%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.67%	(d)	3.21%		3.73%	3.78%	5.55%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.48%	(d)	1.77%	(f)	1.63%	1.55%	1.55%	(d)
Net investment income (loss)	1.37%	(d)	(0.12%	)(f)	(0.14% )	0.59%	(0.07%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$13,027		$7,704		$4,321	$2,648	$2,208
Portfolio turnover	55%		59%		128%	133%	36%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010	2009		2008(a)
	(Unaudited)
Class B
Per share data
Net asset value, beginning of period	$21.33		$20.63		$17.47	$13.94		$20.00
Income from investment operations:
Net investment income (loss)	0.00	(b)	(0.19)		(0.16)	(0.01)		(0.02)
Net realized and unrealized gain (loss)	1.61		1.08		3.66	3.54		(6.04)
Total from investment operations	1.61		0.89		3.50	3.53		(6.06)
Less distributions to shareholders from:
Net investment income	(0.53)		(0.19)		(0.34)	—		—
Net realized gains	(0.33)		—		—	—		—
Total distributions to shareholders	(0.86)		(0.19)		(0.34)	—		—
Net asset value, end of period	$22.08		$21.33		$20.63	$17.47		$13.94
Total return	8.09%		4.32%		20.32%	25.32%		(30.30%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	3.43%	(d)	3.91%		4.15%	4.52%		6.33%	(d)
Net expenses after fees waived or expenses reimbursed(e)	2.24%	(d)	2.56%	(f)	2.36%	2.31%		2.31%	(d)
Net investment income (loss)	0.04%	(d)	(0.86%	)(f)	(0.84% )	(0.05%	)	(0.55%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$276		$191		$304	$258		$239
Portfolio turnover	55%		59%		128%	133%		36%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	23

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010	2009		2008(a)
	(Unaudited)
Class C
Per share data
Net asset value, beginning of period	$21.20		$20.61		$17.48	$13.94		$20.00
Income from investment operations:
Net investment income (loss)	0.12		(0.19)		(0.17)	(0.02)		(0.03)
Net realized and unrealized gain (loss)	1.46		1.08		3.66	3.56		(6.03)
Total from investment operations	1.58		0.89		3.49	3.54		(6.06)
Less distributions to shareholders from:
Net investment income	(0.68)		(0.30)		(0.36)	—		—
Net realized gains	(0.33)		—		—	—		—
Total distributions to shareholders	(1.01)		(0.30)		(0.36)	—		—
Net asset value, end of period	$21.77		$21.20		$20.61	$17.48		$13.94
Total return	8.07%		4.34%		20.27%	25.39%		(30.30%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	3.42%	(c)	4.05%		4.42%	4.58%		6.22%	(c)
Net expenses after fees waived or expenses reimbursed(d)	2.23%	(c)	2.54%	(e)	2.37%	2.30%		2.30%	(c)
Net investment income (loss)	1.13%	(c)	(0.90%	)(e)	(0.89% )	(0.12%	)	(0.79%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$1,002		$485		$181	$125		$94
Portfolio turnover	55%		59%		128%	133%		36%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008(a)
	(Unaudited)
Class I
Per share data
Net asset value, beginning of period	$21.64		$20.95	$17.72	$13.98	$20.00
Income from investment operations:
Net investment income	0.13		0.05	0.04	0.14	0.03
Net realized and unrealized gain (loss)	1.58		1.09	3.71	3.60	(6.05)
Total from investment operations	1.71		1.14	3.75	3.74	(6.02)
Less distributions to shareholders from:
Net investment income	(0.80)		(0.45)	(0.52)	—	—
Net realized gains	(0.33)		—	—	—	—
Total distributions to shareholders	(1.13)		(0.45)	(0.52)	—	—
Net asset value, end of period	$22.22		$21.64	$20.95	$17.72	$13.98
Total return	8.64%		5.53%	21.58%	26.75%	(30.10%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.25%	(c)	2.80%	3.23%	3.42%	4.94%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.13%	(c)	1.45%	1.28%	1.22%	1.21%	(c)
Net investment income	1.18%	(c)	0.22%	0.19%	0.94%	0.63%	(c)
Supplemental data
Net assets, end of period (in thousands)	$5,478		$5,333	$5,164	$4,367	$3,446
Portfolio turnover	55%		59%	128%	133%	36%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	25

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010	2009	2008(a)
	(Unaudited)
Class R
Per share data
Net asset value, beginning of period	$21.43		$20.74		$17.56	$13.96	$20.00
Income from investment operations:
Net investment income (loss)	0.36		(0.09)		(0.11)	0.03	0.00	(b)
Net realized and unrealized gain (loss)	1.29		1.09		3.69	3.57	(6.04)
Total from investment operations	1.65		1.00		3.58	3.60	(6.04)
Less distributions to shareholders from:
Net investment income	(0.67)		(0.31)		(0.40)	—	—
Net realized gains	(0.33)		—		—	—	—
Total distributions to shareholders	(1.00)		(0.31)		(0.40)	—	—
Net asset value, end of period	$22.08		$21.43		$20.74	$17.56	$13.96
Total return	8.34%		4.88%		20.69%	25.79%	(30.20%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.91%	(d)	3.44%		3.99%	4.22%	5.74%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.72%	(d)	2.06%	(f)	2.04%	1.96%	1.81%	(d)
Net investment income (loss)	3.39%	(d)	(0.40%	)(f)	(0.58% )	0.19%	0.03%	(d)
Supplemental data
Net assets, end of period (in thousands)	$37		$11		$10	$9	$7
Portfolio turnover	55%		59%		128%	133%	36%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008(a)
	(Unaudited)
Class R4
Per share data
Net asset value, beginning of period	$21.54		$20.86	$17.67	$13.98	$20.00
Income from investment operations:
Net investment income (loss)	0.09		(0.02)	(0.01)	0.08	0.01
Net realized and unrealized gain (loss)	1.60		1.09	3.70	3.61	(6.03)
Total from investment operations	1.69		1.07	3.69	3.69	(6.02)
Less distributions to shareholders from:
Net investment income	(0.73)		(0.39)	(0.50)	—	—
Net realized gains	(0.33)		—	—	—	—
Total distributions to shareholders	(1.06)		(0.39)	(0.50)	—	—
Net asset value, end of period	$22.17		$21.54	$20.86	$17.67	$13.98
Total return	8.53%		5.19%	21.26%	26.40%	(30.10%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.55%	(c)	3.10%	3.49%	3.92%	5.38%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.42%	(c)	1.74%	1.57%	1.47%	1.36%	(c)
Net investment income (loss)	0.87%	(c)	(0.08% )	(0.06% )	0.52%	0.30%	(c)
Supplemental data
Net assets, end of period (in thousands)	$89		$88	$90	$59	$23
Portfolio turnover	55%		59%	128%	133%	36%
Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	27

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010(a)
	(Unaudited)
Class Z
Per share data
Net asset value, beginning of period	$21.61		$20.95		$19.93
Income from investment operations:
Net investment income (loss)	0.19		0.05		(0.01)
Net realized and unrealized gain	1.52		1.06		1.03
Total from investment operations	1.71		1.11		1.02
Less distributions to shareholders from:
Net investment income	(0.79)		(0.45)		—
Net realized gains	(0.33)		—		—
Total distributions to shareholders	(1.12)		(0.45)		—
Net asset value, end of period	$22.20		$21.61		$20.95
Total return	8.63%		5.37%		5.12%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.43%	(c)	2.96%		55.17%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.23%	(c)	1.59%	(e)	1.52%	(c)
Net investment income (loss)	1.81%	(c)	0.21%	(e)	(0.48%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$87		$18		$28
Portfolio turnover	55%		59%		128%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

Notes to Financial Statements

April 30, 2012 (Unaudited)

Note 1. Organization

Columbia Global Extended Alpha Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	29

Notes to Financial Statements (continued)

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred

30	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	31

Notes to Financial Statements (continued)

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations,

32	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Portfolio Swaps

The Fund entered into a portfolio swap transaction. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.

The notional amounts of the swap transactions are not recorded in the financial statements. The portfolio swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). See the Portfolio Swap Outstanding table following the Portfolio of Investments for additional information.

Portfolio swap transactions may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Portfolio swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short portfolio swap transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long portfolio swap transactions is limited to the current notional amount of the portfolio swap.

Portfolio swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into portfolio swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	33

Notes to Financial Statements (continued)

market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

At April 30, 2012, no collateral had been posted by either the Fund or the counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2012

Risk Exposure Category	Liability derivatives
	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized depreciation on swap contracts	$77,846

Effect of Derivative Instruments in the Statement of Operations

for the Six Months Ended April 30, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Swap Contracts	Total
Foreign exchange contracts	$(3,725)	$—	$(3,725)
Equity contracts	—	47,450	$47,450
Total	$(3,725)	$47,450	$43,725

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category			Swap Contracts
Equity contracts			$(48,773)

Volume of Derivative Instruments for the Six Months Ended April 30, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	2
Swap Contracts	—

34	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Asset and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the value of the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund’s use of short sales in effect “leverages” the Fund. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund. During the six-months ended April 30, 2012, the Fund did not enter into any short sales.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	35

Notes to Financial Statements (continued)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

36	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	37

Notes to Financial Statements (continued)

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.050% to 0.990% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended April 30, 2012 was 1.05% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended April 30, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2012, other expenses paid to this company were $803.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The

38	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the six months ended April 30, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.18
Class C	0.16
Class R	0.17
Class R4	0.05
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	39

Notes to Financial Statements (continued)

of Operations. For the six months ended April 30, 2012, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $26,000 and $12,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $13,288 for Class A shares for the six months ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance

40	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.46%
Class B	2.21
Class C	2.21
Class I	1.11
Class R	1.71
Class R4	1.41
Class Z	1.21

Prior to January 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.55%
Class B	2.30
Class C	2.30
Class I	1.18
Class R	1.80
Class R4	1.48
Class Z	1.30

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	41

Notes to Financial Statements (continued)

At April 30, 2012, the cost of investments for federal income tax purposes was approximately $19,273,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,056,000
Unrealized depreciation	$(304,000)
Net unrealized appreciation	$1,752,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $13,232,666 and $8,603,489, respectively, for the six months ended April 30, 2012.

Note 6. Lending	of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such

42	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At April 30, 2012, securities valued at $1,198,712 were on loan, secured by cash collateral of $1,266,997 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated	Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder	Concentration

At April 30, 2012, one unaffiliated shareholder account owned 36.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 27.3% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line	of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	43

Notes to Financial Statements (continued)

collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the six months ended April 30, 2012.

Note 10. Significant	Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if

44	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

the value of the securities held long decreases and the value of the securities sold short increases. The Fund’s use of short sales in effect “leverages” the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 11. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information	Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	45

Notes to Financial Statements (continued)

Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

46	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Global Extended Alpha Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”). In addition, under a Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management and Threadneedle International Limited (the “Subadviser”), an affiliate of Columbia Management, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the “Advisory Agreements”). Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	47

Approval of Investment Management Services

and Subadvisory Agreements (continued)

personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser:    The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Board noted the information it received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Board took into account its meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Board also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS

48	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material issues have been reported. The Board also considered the Subadviser’s investment strategy/style, including particularly as it relates to the Fund, as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of the Subadviser and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the investment manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the investment manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board reviewed the investment performance of the Fund. In this regard, the Board carefully

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	49

Approval of Investment Management Services

and Subadvisory Agreements (continued)

considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the investment manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the investment manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. Based on its review, the Board concluded that the Fund’s management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

50	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2012 SEMIANNUAL REPORT	51

Columbia Global Extended Alpha Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6528 E (6/12)

Semiannual Report

Columbia

Multi-Advisor International Value Fund

Semiannual Report for the Period Ended April 30, 2012

Columbia Multi-Advisor International Value Fund seeks to provide shareholders with long-term capital growth.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Fund Expense Example	8

Portfolio of Investments	10

Statement of Assets and Liabilities	24

Statement of Operations	26

Statement of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	36

Proxy Voting	53

Approval of Investment Management Services and Subadvisory Agreements	53

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Multi-Advisor International Value Fund (the Fund) Class A shares returned -0.41% (excluding sales charge) for the six month period ended April 30, 2012.

>	The Fund underperformed its benchmark, the MSCI Europe, Australasia and Far East (EAFE) Value Index (Net), which returned 0.10% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	6 months*	1 year	5 years	10 years
Columbia Multi-Advisor International Value Fund Class A (excluding sales charge)	-0.41%	-18.27%	-9.09%	+4.08%
MSCI EAFE Value Index (Net)(1) (unmanaged)	+0.10%	-15.59%	-6.61%	+5.39%
MSCI EAFE Value Index (Gross)(1) (unmanaged)	+0.41%	-15.02%	-6.04%	+5.96%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI EAFE Value Index (Net)) which reflects reinvested dividends net of withholding taxes. It is not possible to invest directly in an index.

(1)

The MSCI EAFE Value Index (Net) and the MSCI EAFE Value Index (Gross), each an unmanaged index and subset of the MSCI EAFE Value Index, measure the performance of value stocks in the MSCI EAFE Value Index. The style characteristics used for index construction include book value to price ratio, 12-month forward earnings to price ratio, and dividend yield. Each index reflects reinvestment of all distributions and changes in market prices. On September 30, 2011, the MSCI EAFE Value Index (Net) replaced the MSCI EAFE Value Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment

2	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the Index will be included for a one-year transition period. Thereafter, only the Net version will be included.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	6 months*	1 year	5 years	10 years
Class A (inception 9/28/01)	-0.41%	-18.27%	-9.09%	+4.08%
Class B (inception 9/28/01)	-0.74%	-18.96%	-9.79%	+3.28%
Class C (inception 9/28/01)	-0.83%	-19.02%	-9.77%	+3.28%
Class I** (inception 3/4/04)	-0.13%	-17.89%	-8.58%	+4.51%
Class R4 (inception 9/28/01)	-0.20%	-18.05%	-8.72%	+4.36%
Class Z** (inception 9/27/10)	-0.18%	-18.10%	-9.03%	+4.11%

With sales charge
Class A (inception 9/28/01)	-6.15%	-22.96%	-10.15%	+3.47%
Class B (inception 9/28/01)	-5.59%	-22.92%	-10.06%	+3.28%
Class C (inception 9/28/01)	-1.80%	-19.81%	-9.77%	+3.28%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized.
**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

4	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

COUNTRY BREAKDOWN(1) (at April 30, 2012)
Australia	6.4%
Austria	0.0	*
Belgium	0.6
Brazil	0.3
Canada	7.2
China	0.7
Denmark	1.1
Finland	0.2
France	9.7
Germany	8.3
Greece	0.0	*
Hong Kong	2.1
Ireland	1.4
Israel	0.4
Italy	1.1
Japan	18.3
Netherlands	2.7
New Zealand	0.6
Norway	1.4
Philippines	0.2
Portugal	0.0	*
Singapore	3.4
South Korea	0.9
Spain	2.1
Sweden	2.1
Switzerland	2.9
Taiwan	0.2
Thailand	0.4
United Kingdom	24.0
United States	0.3
Other(2)	1.0

*	Rounds to less than 0.1%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes investments in Money Market Funds.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	5

Your Fund at a Glance (continued)

TOP TEN HOLDINGS(1) (at April 30, 2012)
BP PLC (United Kingdom)	2.7%
HSBC Holdings PLC, ADR (United Kingdom)	2.0
Vodafone Group PLC (United Kingdom)	1.9
Royal Dutch Shell PLC, Class A (United Kingdom)	1.6
Banco Santander SA (Spain)	1.6
Toyota Motor Corp. (Japan)	1.5
Sanofi (France)	1.4
Royal Dutch Shell PLC, Class B (United Kingdom)	1.4
Mitsubishi UFJ Financial Group, Inc. (Japan)	1.3
Suncor Energy, Inc. (Canada)	1.2

(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings.
For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	7

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

8	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

November 1, 2011 — April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	995.90	1,017.26	7.59	7.67	1.53
Class B	1,000.00	1,000.00	992.60	1,013.53	11.30	11.41	2.28
Class C	1,000.00	1,000.00	991.70	1,013.58	11.24	11.36	2.27
Class I	1,000.00	1,000.00	998.70	1,019.64	5.22	5.27	1.05
Class R4	1,000.00	1,000.00	998.00	1,018.20	6.66	6.72	1.34
Class Z	1,000.00	1,000.00	998.20	1,018.60	6.26	6.32	1.26

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until February 28, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.46% for Class A, 2.21% for Class B and 2.21% for Class C. Any amounts waived will not be reimbursed by the Fund. This change was effective January 1, 2012. If this change had been in place for the entire six month period ended April 30, 2012, the actual expenses paid would have been $7.25 for Class A, $10.95 for Class B and $10.94 for Class C; the hypothetical expenses paid would have been $7.32 for Class A, $11.07 for Class B and $11.07 for Class C.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	9

Portfolio of Investments

Columbia Multi-Advisor International Value Fund

April 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 98.8%

AUSTRALIA 6.4%
AGL Energy Ltd.	43,253	$673,073
Alumina Ltd.(a)	88,251	105,412
Asciano Group	44,461	217,600
Australia & New Zealand Banking Group Ltd.	77,868	1,929,045
Bank of Queensland Ltd.(a)	10,906	84,244
Bendigo and Adelaide Bank Ltd.(a)	18,495	144,626
Boral Ltd. (a)	34,337	134,291
Caltex Australia Ltd.	5,317	75,750
Commonwealth Bank of Australia	23,918	1,290,208
Commonwealth Property Office Fund	1,472,015	1,593,307
David Jones Ltd.(a)	118,495	305,105
Echo Entertainment Group Ltd.	29,129	135,692
Fairfax Media Ltd.(a)	190,781	136,143
Harvey Norman Holdings Ltd.(a)	19,263	40,391
Iluka Resources Ltd.	22,902	400,062
Incitec Pivot Ltd.	47,295	159,844
Lend Lease Group	20,682	159,296
Macmahon Holdings Ltd.	491,487	355,861
Macquarie Group Ltd.(a)	24,900	750,499
Monadelphous Group Ltd.	48,801	1,174,025
National Australia Bank Ltd.	50,738	1,326,256
Newcrest Mining Ltd.	3,282	89,435
Origin Energy Ltd.	47,379	650,938
OZ Minerals Ltd.	14,764	142,156
Qantas Airways Ltd.(b)	43,725	74,122
Santos Ltd.	40,615	589,201
Seven Group Holdings Ltd.	4,854	50,894
Sims Metal Management Ltd.	7,154	105,202
Suncorp-Metway Ltd.	60,837	512,998
Tatts Group Ltd.	45,901	123,271
Telstra Corp., Ltd.	241,085	888,878
Toll Holdings Ltd.	31,055	188,229
Transfield Services Ltd.(a)	378,869	893,494
Treasury Wine Estates Ltd.	25,449	113,705
Wesfarmers Ltd.	27,636	867,821
Westpac Banking Corp.	14,896	351,042

Total		16,832,116
AUSTRIA —%
OMV AG	1,092	36,968

Issuer	Shares	Value

Common Stocks (continued)

BELGIUM 0.6%
Ageas(a)	81,094	$147,598
D’ieteren SA/NV	1	44
Delhaize Group SA	8,721	424,530
KBC Groep NV(a)	19,436	375,878
Solvay SA	3,286	399,866
UCB SA(a)	3,984	186,080

Total		1,533,996
BRAZIL 0.3%
Cia de Saneamento Basico do Estado de Sao Paulo	13,800	543,269
Telefonica Brasil SA, ADR	13,034	371,078

Total		914,347
CANADA 7.2%
Bell Aliant, Inc.	765	20,258
Cameco Corp.	22,200	491,261
Canadian Natural Resources Ltd.	3,564	123,849
Canadian Tire Corp., Class A(a)	3,622	253,322
Centerra Gold, Inc.	33,137	429,035
Cott Corp.(b)	87,440	572,732
Eastern Platinum Ltd.(b)	460,000	176,950
Empire Co., Ltd.	1,369	80,573
EnCana Corp.(a)	36,869	772,202
Enerplus Corp.(a)	10,200	188,749
Ensign Energy Services, Inc.	4,423	63,937
First Quantum Minerals Ltd.	10,751	223,324
Goldcorp, Inc.	8,323	318,438
Groupe Aeroplan, Inc.	140	1,800
Husky Energy, Inc.	14,937	389,661
Inmet Mining Corp.	1,751	96,320
Katanga Mining Ltd.(b)	82	68
Kinross Gold Corp.	68,400	612,785
Loblaw Companies Ltd.	5,500	185,681
Magna International, Inc.(a)	16,749	733,982
Manulife Financial Corp.	95,216	1,302,190
Methanex Corp.	4,138	145,690
Morguard Real Estate Investment Trust(a)	19,800	338,535
Nexen, Inc.(a)	45,182	873,133
Northern Property REIT(a)	20,400	677,969
Pason Systems Corp.(a)	73,300	954,974
Pengrowth Energy Corp.(a)	15,793	141,967
Penn West Petroleum Ltd.	18,493	316,937
Precision Drilling Corp.(b)	13,100	120,676

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

CANADA (cont.)
Progress Energy Resources Corp.	6,250	$68,773
Progressive Waste Solutions Ltd.	4,534	98,359
Quebecor, Inc., Class B	302	11,871
Research In Motion Ltd.(b)	16,600	237,443
Sun Life Financial, Inc.	30,982	759,613
Suncor Energy, Inc.	94,700	3,128,067
Talisman Energy, Inc.	52,300	684,027
Teck Resources Ltd., Class B	35,000	1,305,967
Thomson Reuters Corp.	19,961	596,496
TransAlta Corp.	10,398	172,414
Uranium One, Inc.(b)	16,678	48,455
Viterra, Inc.	100	1,611
Yamana Gold, Inc.	32,088	471,694
Yamana Gold, Inc.	44,900	658,603

Total		18,850,391
CHINA 0.7%
AAC Technologies Holdings, Inc.	158,000	463,958
AMVIG Holdings Ltd.	885,000	494,589
China Communications Construction Co., Ltd., Class H	576,000	573,928
Spreadtrum Communications, Inc., ADR	21,762	300,316

Total		1,832,791
DENMARK 1.1%
A P Moller — Maersk A/S, Class A	12	89,420
AP Moller — Maersk A/S, Class B	80	625,743
Carlsberg A/S, Class B	6,070	523,168
Christian Hansen Holding A/S	46,927	1,300,884
Danske Bank AS(b)	10,286	167,004
H Lundbeck A/S	3,022	60,492
TDC A/S	14,834	106,368
Vestas Wind Systems A/S(a)(b)	828	7,309

Total		2,880,388
FINLAND 0.2%
Kesko OYJ, Class A	199	5,769
Kesko OYJ, Class B(a)	1,633	43,621
Neste Oil OYJ	3,598	42,531
Stora Enso OYJ, Class R(a)	21,785	148,509
UPM-Kymmene OYJ	24,152	309,150

Total		549,580
FRANCE 9.4%
Alcatel-Lucent(b)	150,172	231,383
ArcelorMittal	28,793	497,950
Arkema SA	2,190	193,966
BNP Paribas SA	53,974	2,168,368
Boiron SA	12,758	393,992
Bollore(a)	379	82,276
Bouygues SA(a)	17,685	480,366

Issuer	Shares	Value
Common Stocks (continued)

FRANCE (cont.)
Cap Gemini SA	7,538	$294,253
Casino Guichard Perrachon SA(b)	2,182	214,284
Cie de St. Gobain	28,290	1,185,026
Cie Generale de Geophysique-Veritas(b)	7,299	207,823
Cie Generale des Etablissements Michelin	9,154	683,650
Credit Agricole SA	29,668	152,491
Electricite de France SA	12,008	254,082
France Telecom SA	101,689	1,391,151
GDF Suez(a)	67,901	1,563,023
Groupe Eurotunnel SA	634	5,335
Ingenico	14,034	738,242
IPSOS	16,492	535,283
Lafarge SA	10,100	393,795
Lagardere SCA	4,736	143,561
Medica SA	18,891	292,070
Mersen	16,689	552,723
Natixis	36,184	110,258
Neopost SA(a)	20,003	1,150,071
Nexans SA	11,272	563,482
Peugeot SA	5,014	60,198
Renault SA(a)	16,915	768,550
Rexel SA	3,759	78,617
Rubis	13,243	720,210
Sanofi	48,167	3,676,325
Societe Generale SA	58,310	1,378,524
STMicroelectronics NV	32,466	184,149
Thales SA	834	28,896
Total SA	51,694	2,468,175
Vivendi SA	87,762	1,622,322

Total		25,464,870
GERMANY 8.0%
Allianz SE, Registered Shares	18,218	2,030,015
Aurubis AG	8,603	477,433
BASF SE	6,255	514,917
Bayerische Motoren Werke AG	8,006	761,010
Bilfinger Berger SE	10,626	971,795
Celesio AG	44	759
Commerzbank AG(b)	75,790	164,028
Daimler AG, Registered Shares	31,315	1,731,229
Deutsche Bank AG, Registered Shares	45,502	1,979,793
Deutsche Lufthansa AG, Registered Shares	17,199	223,816
Deutsche Telekom AG, Registered Shares	6,826	76,956
E.ON AG(a)	103,990	2,355,907
ElringKlinger AG(a)	22,885	662,657
Fielmann AG	9,258	896,930
Freenet AG	57,784	1,004,297

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	11

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

GERMANY (cont.)
GFK SE	11,481	$609,872
HeidelbergCement AG(a)	4,307	236,798
KHD Humboldt Wedag International AG(b)	70,470	546,068
Kloeckner & Co. SE	29,938	406,197
MTU Aero Engines Holding AG(a)	10,706	901,593
Muenchener Rueckversicherungs AG, Registered Shares(a)	5,697	826,884
QIAGEN NV(b)	33,709	557,312
Rational AG(a)	1,690	431,751
RWE AG(a)	12,862	552,901
Salzgitter AG	551	28,766
Symrise AG	65,159	1,888,897
ThyssenKrupp AG	29,339	695,165
Volkswagen AG(a)	982	167,619

Total		21,701,365
GREECE —%
Coca Cola Hellenic Bottling Co. SA(b)	3,335	66,218
HONG KONG 2.1%
Asian Citrus Holdings Ltd.	894,000	531,611
ASM Pacific Technology Ltd.(a)	39,700	536,356
Cheung Kong Holdings Ltd.	61,000	806,729
Dah Sing Banking Group Ltd.	3,200	3,307
Emperor Watch & Jewellery, Ltd.	2,940,000	414,226
Henderson Land Development Co., Ltd.	45,000	255,336
Hongkong & Shanghai Hotels (The)	6,250	8,163
Hongkong Land Holdings Ltd.	105,000	650,059
Hopewell Holdings Ltd.	20,000	53,602
Hutchison Whampoa Ltd.	103,000	986,744
New World Development Co., Ltd.	299,000	370,653
Orient Overseas International Ltd.	10,000	68,135
Pacific Basin Shipping Ltd.	1,203,000	629,541
Wharf Holdings Ltd.	18,000	106,747
Wheelock & Co., Ltd.	30,000	101,076

Total		5,522,285
IRELAND 1.3%
DCC PLC	26,470	669,232
Dragon Oil PLC	51,069	486,090
Glanbia PLC	84,998	645,818
Governor & Co. of the Bank of Ireland (The)(b)	85,594	12,690
Jazz Pharmaceuticals PLC(b)	13,485	688,140
Smurfit Kappa Group PLC	61,424	516,950
WPP PLC, ADR	6,684	453,309

Total		3,472,229
ISRAEL 0.4%
Bank Hapoalim BM	60,386	224,558

Issuer	Shares	Value
Common Stocks (continued)

ISRAEL (cont.)
Israel Discount Bank Ltd., Class A(b)	110,427	$143,433
Teva Pharmaceutical Industries Ltd., ADR	15,226	696,437

Total		1,064,428
ITALY 1.1%
ENI SpA	43,955	975,733
Fiat SpA (b)	13,409	64,750
Parmalat SpA	209	473
Recordati SpA	83,601	581,532
Telecom Italia SpA (b)	801,956	911,340
UniCredit SpA	91,923	365,766
Unione di Banche Italiane SCPA	6,692	24,856

Total		2,924,450
JAPAN 18.2%
77 Bank Ltd. (The)	12,000	47,851
Aeon Co., Ltd.	62,700	818,548
Aeon Delight Co., Ltd.	28,400	661,193
Alfresa Holdings Corp.	1,500	69,270
Amada Co., Ltd.	15,000	101,810
Ariake Japan Co., Ltd.	21,300	429,758
Arnest One Corp.	64,000	726,432
Asahi Glass Co., Ltd.	47,000	369,540
Asahi Kasei Corp.	10,000	61,807
Autobacs Seven Co., Ltd. (a)	800	38,395
Canon Marketing Japan, Inc.	1,500	19,350
Canon, Inc.	15,900	720,713
Casio Computer Co., Ltd.(a)	7,500	49,825
Citizen Holdings Co., Ltd.	9,700	60,918
Coca-Cola West Co., Ltd.	2,100	37,906
Cosmo Oil Company Ltd.(a)	26,000	72,104
CyberAgent, Inc.	95	292,579
Dai Nippon Printing Co., Ltd.(a)	22,000	195,248
Daicel Corp.	13,000	82,404
Daihatsu Motor Co., Ltd.	27,000	509,676
Daiichikosho Co., Ltd.	45,700	922,607
FCC Co., Ltd.	46,100	941,330
Fuji Heavy Industries Ltd.	23,000	173,478
Fuji Machine Manufacturing Co., Ltd.	32,200	661,925
Fuji Media Holdings, Inc.	14	23,616
FUJIFILM Holdings Corp.	21,800	462,387
Fukuoka Financial Group, Inc.	27,000	112,333
Fukuyama Transporting Co., Ltd.(a)	6,000	32,767
Fuyo General Lease Co., Ltd.	24,600	800,298
H2O Retailing Corp.	4,000	35,207
Hachijuni Bank Ltd. (The)	14,000	76,192
Hakuhodo DY Holdings, Inc.	770	48,083
Hankyu Hanshin Holdings, Inc.	31,000	144,635
Hitachi Capital Corp.	1,600	26,449

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

JAPAN (cont.)
Hitachi Ltd.	173,000	$1,101,879
Hogy Medical Co., Ltd.	18,800	866,654
Horiba Ltd.	17,100	599,601
House Foods Corp.	2,800	47,158
Idemitsu Kosan Co., Ltd.	1,000	92,076
Inpex Corp.	26	171,665
Isetan Mitsukoshi Holdings Ltd.	14,600	159,027
ITOCHU Corp.	76,700	867,800
J Front Retailing Co., Ltd.	16,000	82,211
Japan Petroleum Exploration Co.	12,400	565,710
JFE Holdings, Inc.	35,100	656,423
JS Group Corp.	2,200	43,200
JTEKT Corp.	9,600	105,216
JX Holdings, Inc.	175,900	992,233
K’s Holdings Corp.	15,100	454,258
Kamigumi Co., Ltd.	10,000	80,370
Kaneka Corp.(a)	9,000	55,619
Kato Sangyo Co., Ltd.	23,600	485,309
Kinden Corp.	5,000	34,724
Kinki Sharyo Co., Ltd.	132,000	470,215
Kobe Steel Ltd.(a)	68,000	96,981
Konica Minolta Holdings, Inc.	39,000	316,413
Kyocera Corp.	1,900	185,231
Mandom Corp.	21,900	554,101
Marui Group Co., Ltd.	8,400	66,675
Mazda Motor Corp.(b)	118,000	191,754
Medipal Holdings Corp.	4,800	60,718
Miraca Holdings, Inc.	20,000	787,674
Mitsubishi Chemical Holdings Corp.	50,000	263,504
Mitsubishi Corp.	65,200	1,413,012
Mitsubishi Gas Chemical Co., Inc.	31,000	203,093
Mitsubishi Heavy Industries Ltd.	25,000	113,376
Mitsubishi Logistics Corp.(a)	4,000	43,877
Mitsubishi Materials Corp.	38,000	113,336
Mitsubishi UFJ Financial Group, Inc.	714,800	3,432,121
Mitsui & Co., Ltd.	26,400	412,252
Mitsui Chemicals, Inc.	31,000	89,562
Mitsui OSK Lines Ltd.	47,000	182,168
Miura Co., Ltd.	13,100	339,275
Nagase & Co., Ltd.	2,000	24,214
NEC Corp.(b)	97,000	175,120
NGK Spark Plug Co., Ltd.	5,000	71,382
Nifco, Inc.(a)	49,500	1,331,541
Nippon Electric Glass Co., Ltd.	17,000	137,356
Nippon Express Co., Ltd.	90,000	339,750
Nippon Meat Packers, Inc.	8,000	102,191
Nippon Paper Group, Inc.	4,200	84,084
Nippon Sheet Glass Co., Ltd.	28,000	36,266
Nippon Steel Corp.	209,000	520,805

Issuer	Shares	Value
Common Stocks (continued)

JAPAN (cont.)
Nippon Television Network Corp.	150	$23,230
Nippon Yusen KK(a)	59,000	174,406
Nissan Motor Co., Ltd.	116,700	1,213,334
Nissan Shatai Co., Ltd.	3,000	31,664
Nisshin Seifun Group, Inc.	7,000	85,409
Nisshinbo Holdings, Inc.	4,000	35,168
Nomura Holdings, Inc.	133,500	547,233
NTN Corp.	17,000	64,309
NTT DoCoMo, Inc.	570	973,275
Obayashi Corp.	26,000	110,054
Otsuka Holdings Co., Ltd.	16,800	506,312
Panasonic Corp.	94,600	725,266
Ricoh Co., Ltd.(a)	24,000	214,994
Rohm Co., Ltd.	3,600	162,355
Santen Pharmaceutical Co., Ltd.	9,700	405,935
SBI Holdings, Inc.	848	68,241
Seiko Epson Corp.(a)	4,800	64,034
Seino Holdings Corp.	4,000	27,708
Sekisui House Ltd.	22,000	203,948
Sharp Corp.(a)	70,000	447,804
Shinko Plantech Co., Ltd.	79,500	671,360
Shinsei Bank Ltd.	49,000	63,232
Showa Shell Sekiyu KK	8,000	50,345
SKY Perfect JSAT Holdings, Inc.(a)	55	23,954
SoftBank Corp.	15,900	474,559
Sojitz Corp.(a)	44,200	74,439
Sony Corp.	60,900	984,984
Sumitomo Chemical Co., Ltd.	21,000	86,349
Sumitomo Corp.	52,900	751,772
Sumitomo Electric Industries Ltd.	57,700	778,330
Sumitomo Forestry Co., Ltd.	3,500	30,458
Sumitomo Metal Mining Co., Ltd.	2,000	26,235
Sumitomo Mitsui Financial Group, Inc.	79,600	2,547,103
Sumitomo Mitsui Trust Holdings, Inc.	26,000	76,168
Suzuken Co., Ltd.	3,000	90,741
Taisei Corp.	41,000	104,140
Taiyo Holdings Co., Ltd.	14,600	387,150
Takashimaya Co., Ltd.	10,000	75,800
Teijin Ltd.(a)	32,000	107,612
Tokyo Broadcasting System Holdings, Inc.	1,900	25,763
Toppan Printing Co Ltd.	22,000	149,007
Tosoh Corp.	20,000	55,292
Toyo Seikan Kaisha Ltd.	5,800	77,180
Toyoda Gosei Co., Ltd.	1,700	34,649
Toyota Motor Corp.	94,200	3,860,106
Toyota Tsusho Corp.	8,400	166,578

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	13

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

JAPAN (cont.)
UNY Co., Ltd.	5,400	$62,753
Ushio, Inc.	31,800	414,841
Wacoal Holdings Corp.(a)	3,000	34,797
Yamaguchi Financial Group, Inc.	4,000	34,358
Yamaha Corp.	5,300	51,383
Yamato Kogyo Co., Ltd.	1,300	36,992
Yokohama Rubber Co., Ltd. (The)	8,000	58,480

Total		47,997,403
NETHERLANDS 2.9%
Aegon NV(b)	147,391	680,709
Akzo Nobel NV(a)	9,136	489,599
ING Groep NV-CVA(b)	255,674	1,802,847
Koninklijke Ahold NV	68,697	871,332
Koninklijke Boskalis Westminster NV	52,937	1,931,204
Koninklijke DSM NV	10,903	625,135
Randstad Holding NV	3,806	131,794
SBM Offshore NV	18,078	328,437
Wereldhave NV	4,850	341,220

Total		7,202,277
NEW ZEALAND 0.6%
Auckland International Airport Ltd.	262,250	541,721
Fisher & Paykel Healthcare Corp., Ltd.	200,259	363,346
Fletcher Building Ltd.(a)	32,477	165,685
SKYCITY Entertainment Group Ltd.	178,952	561,563

Total		1,632,315
NORWAY 1.4%
Archer Ltd.(b)	4,926	10,286
Atea ASA	60,408	643,879
BW Offshore Ltd.	7,888	10,958
DNB ASA(a)	70,075	755,489
Electromagnetic GeoServices AS(b)	189,264	598,586
Farstad Shipping ASA	13,342	396,323
Kongsberg Automotive Holding ASA(b)	910,752	318,281
Marine Harvest ASA	717,805	368,250
Norsk Hydro ASA	40,880	198,866
Orkla ASA	30,627	224,982
Petroleum Geo-Services ASA(b)	8,044	121,371
Stolt-Nielsen Ltd.	474	8,489
Subsea 7 SA(b)	1,834	47,525
Telenor ASA	1,629	29,944

Total		3,733,229

PHILIPPINES 0.2%
Energy Development Corp.	2,876,800	400,973

Issuer	Shares	Value
Common Stocks (continued)

PORTUGAL —%
EDP Renovaveis SA(b)	2,909	$12,391
Portugal Telecom SGPS SA, Registered Shares	16,238	87,396

Total		99,787
SINGAPORE 3.3%
Ascendas Real Estate Investment Trust	533,000	894,151
CapitaLand Ltd.	168,000	397,098
CapitaMall Trust	1,143,099	1,659,621
DBS Group Holdings Ltd.	78,000	876,279
Ezra Holdings Ltd.(b)	490,000	398,087
Golden Agri-Resources Ltd.	287,000	169,887
Hyflux Ltd.(a)	478,000	552,796
Indofood Agri Resources Ltd.(a)(b)	21,000	24,066
Neptune Orient Lines Ltd.(a)(b)	45,000	44,700
Overseas Union Enterprise Ltd.(a)	8,000	15,162
SATS Ltd.	501,000	1,054,772
SIA Engineering Co., Ltd.	415,000	1,318,956
Singapore Airlines Ltd.	36,000	310,524
SMRT Corp., Ltd.(a)	223,000	302,350
StarHub Ltd.	316,000	813,889

Total		8,832,338
SOUTH KOREA 0.9%
Capro Corp.	18,320	316,217
Hyundai Home Shopping Network Corp.	6,798	825,287
LG Fashon Corp.	9,070	301,053
Youngone Holdings Co., Ltd.	16,158	806,698

Total		2,249,255
SPAIN 2.2%
Acciona SA	786	48,276
Banco de Sabadell SA	35,091	82,867
Banco Popular Espanol SA	32,880	105,109
Banco Santander SA	1,865	11,652
Banco Santander SA	646,500	4,039,245
CaixaBank	12,833	44,234
Gas Natural SDG SA	177	2,465
Prosegur Cia de Seguridad SA, Registered Shares	11,631	664,182
Telefonica SA	27,771	404,733

Total		5,402,763
SWEDEN 2.1%
AF AB, Class B	27,104	547,419
Boliden AB	29,332	469,570
Meda AB, Class A	3,656	36,145
MQ Holding AB	147,398	550,443
Nordea Bank AB	157,286	1,394,707
Saab AB, Class B	41,706	694,966

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

SWEDEN (cont.)
Skandinaviska Enskilda Banken AB, Class A	119,856	$808,872
SSAB AB, Class A	5,139	52,450
SSAB AB, Class B	2,115	18,691
Svenska Cellulosa AB, Class A	2,420	38,381
Svenska Cellulosa AB, Class B	38,561	611,005
Telefonaktiebolaget LM Ericsson, Class B(b)	33,652	333,451

Total		5,556,100
SWITZERLAND 3.3%
Adecco SA, Registered Shares(b)	6,601	321,450
Alpiq Holding AG, Registered Shares(a)	90	16,113
Aryzta AG(b)	2,775	139,721
Baloise Holding AG, Registered Shares	8,965	693,870
Clariant AG, Registered Shares(b)	988	12,561
Holcim Ltd., Registered Shares(b)	12,968	807,241
Lonza Group AG, Registered Shares(b)	18	812
Nestlé SA, Registered Shares	7,817	478,847
Novartis AG, Registered Shares	46,130	2,543,719
Sulzer AG, Registered Shares	577	82,960
Swiss Re AG(b)	3,465	217,219
UBS AG, Registered Shares(b)	90,910	1,134,810
Zurich Insurance Group AG(b)	5,496	1,344,254

Total		7,793,577
TAIWAN 0.2%
Huaku Development Co., Ltd.	199,000	475,702
THAILAND 0.4%
Bangkok Bank PCL, Foreign Registered Shares	99,700	617,496
PTT PCL, Foreign Registered Shares	49,200	561,108

Total		1,178,604
UNITED KINGDOM 24.0%
Anglo American PLC	783	30,091
AstraZeneca PLC	25,606	1,121,803
Aviva PLC	387,787	1,938,995
AZ Electronic Materials SA	198,983	1,027,885
Barclays PLC	723,326	2,562,005
Bodycote PLC	83,028	573,210
BP PLC	990,171	7,150,920
BP PLC, ADR	4,854	210,712
Bwin.Party Digital Entertainment PLC	175,449	438,494
Carnival PLC, ADR(a)	7,128	231,803
Centrica PLC	174,895	871,096
Cobham PLC	191,649	704,476
CPP Group PLC	145,049	111,227

Issuer	Shares	Value
Common Stocks (continued)

UNITED KINGDOM (cont.)
Croda International PLC	60,006	$2,173,605
De La Rue PLC	80,243	1,270,358
Diploma PLC	97,808	727,948
Domino Printing Sciences PLC	78,196	760,157
Eurasian Natural Resources Corp., PLC	8,331	75,647
Evraz PLC(b)	163	977
GlaxoSmithKline PLC	15,266	353,046
Greene King PLC	41,178	341,156
Halma PLC	109,847	722,175
HSBC Holdings PLC	260,645	2,348,077
HSBC Holdings PLC, ADR(a)	113,930	5,146,218
ICAP PLC	98,948	609,732
Intermediate Capital Group PLC	102,577	427,501
International Consolidated Airlines Group SA(b)	26,992	77,272
Interserve PLC	105,301	489,096
Investec PLC	17,542	101,122
J Sainsbury PLC	46,796	233,835
Kazakhmys PLC	6,808	95,129
Kingfisher PLC	87,679	413,365
Laird PLC	234,793	824,201
Lancashire Holdings Ltd.	43,591	569,488
Lloyds Banking Group PLC(b)	2,922,900	1,470,982
Mondi PLC	1,923	17,836
Old Mutual PLC	174,727	419,108
Resolution Ltd.	51,687	187,730
Rexam PLC	224,014	1,563,275
Rotork PLC	70,452	2,523,407
Royal Bank of Scotland Group PLC, ADR(a)(b)	16,770	132,818
Royal Dutch Shell PLC, Class A	119,457	4,248,826
Royal Dutch Shell PLC, Class B	100,759	3,673,516
Serco Group PLC	52,737	464,309
Spectris PLC	36,685	1,122,850
Spirax-Sarco Engineering PLC	19,684	736,655
TT electronics PLC	147,376	454,435
Ultra Electronics Holdings PLC	40,003	1,093,267
Victrex PLC	40,879	963,293
Vodafone Group PLC	1,757,775	4,863,841
Vodafone Group PLC, ADR	93,380	2,598,765
Xstrata PLC	98,150	1,875,611

Total		63,143,346
UNITED STATES 0.1%
Regeneron Pharmaceuticals, Inc.(b)	2,038	275,660
Tyco International Ltd.	9,427	529,137

Total		804,797
Total Common Stocks (Cost: $253,107,842)		$260,148,888

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	15

Portfolio of Investments (continued)

Issuer	Shares	Value

Rights —%
SPAIN —%
Banco Santander SA(b)	402,924	$105,070
Total Rights (Cost: $—)		$105,070
	Shares	Value
Money Market Funds 1.0%
Columbia Short-Term Cash Fund, 0.144%(c)(d)	2,625,130	$2,625,130
Total Money Market Funds (Cost: $2,625,130)		$2,625,130

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 7.0%

Repurchase Agreements 7.0%
Mizuho Securities USA, Inc. dated 04/30/12, matures 05/01/12, repurchase price $5,000,033(e)
	0.240%	$5,000,000	$5,000,000
Natixis Financial Products, Inc. dated 04/30/12, matures 05/01/12, repurchase price $2,000,013(e)
	0.240%	2,000,000	2,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Nomura Securities dated 04/30/12, matures 05/01/12, repurchase price $3,000,020(e)
	0.240%	3,000,000	3,000,000
Pershing LLC dated 04/30/12, matures 05/01/12, repurchase price $4,000,037(e)
	0.330%	4,000,000	4,000,000
UBS Securities LLC dated 04/30/12, matures 05/01/12, repurchase price $4,509,914(e)
	0.210%	4,509,888	4,509,888

Total			18,509,888
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $18,509,888)			$18,509,888
Total Investments
(Cost: $274,242,860)		$281,388,976
Other Assets & Liabilities, Net		(17,936,190)
Net Assets		$263,452,786

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at April 30, 2012
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received	Unrealized Appreciation	Unrealized Depreciation

Jackson Partners & Associates, Inc.	July 31, 2012	1,898,000 (AUD	)	1,943,163 (USD)	$—	$(15,972)
Jackson Partners & Associates, Inc.	July 31, 2012	1,367,500 (NZD	)	1,105,049 (USD)	—	(6,441)
Total					$—	$(22,413)

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at April 30, 2012:

Industry	Percentage of Net Assets		Value
Aerospace & Defense	1.3%		$3,423,199
Air Freight & Logistics	0.1		270,504
Airlines	0.3		685,735
Auto Components	1.8		4,867,615
Automobiles	3.6		9,501,704
Beverages	0.5		1,313,728
Biotechnology	0.1		275,660
Building Products	0.6		1,634,032
Capital Markets	2.1		5,618,931
Chemicals	4.4		11,604,751
Commercial Banks	14.1		37,307,062
Commercial Services & Supplies	1.7		4,507,376
Communications Equipment	0.5		1,266,235
Computers & Peripherals	0.1		239,154
Construction & Engineering	2.6		6,771,260
Construction Materials	0.7		1,737,810
Consumer Finance	0.0	*	26,449
Containers & Packaging	1.0		2,651,994
Distributors	0.0	*	19,395
Diversified Financial Services	1.0		2,603,145
Diversified Telecommunication Services	2.2		5,910,425
Electric Utilities	1.0		2,674,377
Electrical Equipment	0.9		2,316,685
Electronic Equipment, Instruments & Components	3.0		7,897,380
Energy Equipment & Services	1.5		3,930,344
Food & Staples Retailing	1.6		4,294,057
Food Products	1.1		3,024,798
Gas Utilities	0.3		722,675
Health Care Equipment & Supplies	0.5		1,230,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	17

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry (continued)

Industry	Percentage of Net Assets		Value
Health Care Providers & Services	0.5%		$1,301,232
Hotels, Restaurants & Leisure	0.7		1,855,302
Household Durables	1.2		3,168,717
Independent Power Producers & Energy Traders	0.2		585,779
Industrial Conglomerates	0.9		2,498,866
Insurance	4.4		11,630,671
Internet & Catalog Retail	0.3		825,287
IT Services	0.4		938,132
Leisure Equipment & Products	0.0	*	51,383
Life Sciences Tools & Services	0.2		558,123
Machinery	2.4		6,204,108
Marine	0.7		1,822,603
Media	1.5		3,848,166
Metals & Mining	4.2		11,102,571
Multiline Retail	0.4		1,017,737
Multi-Utilities	1.4		3,660,093
Office Electronics	0.9		2,402,191
Oil, Gas & Consumable Fuels	11.5		30,341,683
Paper & Forest Products	0.5		1,208,965
Personal Products	0.2		554,101
Pharmaceuticals	4.3		11,249,958
Professional Services	0.4		1,000,663
Real Estate Investment Trusts (REITs)	2.1		5,504,804
Real Estate Management & Development	1.3		3,322,695
Road & Rail	0.4		1,064,811
Semiconductors & Semiconductor Equipment	0.4		1,183,176
Specialty Retail	1.1		2,767,615
Textiles, Apparel & Luxury Goods	0.4		1,142,548
Trading Companies & Distributors	1.6		4,245,775
Transportation Infrastructure	1.2		3,045,032
Water Utilities	0.4		1,096,065
Wireless Telecommunication Services	4.1		10,728,626
Other(1)	8.0		21,135,018
Total			$281,388,976

*	Rounds to less than 0.1%.

(1)	Includes Money Market Funds and Investments of Cash Collateral Received for Securities on Loan.

Notes to Portfolio of Investments
(a)	At April 30, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at April 30, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Notes to Portfolio of Investments (continued)

(d) Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$4,331,412	$68,174,186	$(69,880,468)	$—	$2,625,130	$2,368	$2,625,130

(e)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Mizuho Securities USA, Inc. (0.240%)

Security Description	Value
Fannie Mae REMICS	$ 2,530,245
Freddie Mac REMICS	2,569,755
Total Market Value of Collateral Securities	$ 5,100,000

Natixis Financial Products, Inc. (0.240%)

Security Description	Value
Fannie Mae Pool	$ 70,679
Fannie Mae REMICS	524,641
Fannie Mae Whole Loan	16,483
Freddie Mac Gold Pool	148,043
Freddie Mac Non Gold Pool	38,299
Freddie Mac REMICS	458,253
Government National Mortgage Association	326,613
United States Treasury Note/Bond	457,002
Total Market Value of Collateral Securities	$ 2,040,013

Nomura Securities (0.240%)

Security Description	Value
Fannie Mae Pool	$ 612,174
Freddie Mac Gold Pool	703,185
Ginnie Mae II Pool	1,744,641
Total Market Value of Collateral Securities	$ 3,060,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	19

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Pershing LLC (0.330%)

Security Description	Value
Fannie Mae Pool	$ 829,994
Fannie Mae REMICS	217,239
Fannie Mae-Aces	23,840
Federal Farm Credit Bank	150,688
Federal Home Loan Banks	39,404
Federal Home Loan Mortgage Corp	32,224
Federal National Mortgage Association	45,639
Freddie Mac Coupon Strips	31,482
Freddie Mac Gold Pool	320,566
Freddie Mac Non Gold Pool	120,863
Freddie Mac Reference REMIC	38,436
Freddie Mac REMICS	250,152
Ginnie Mae I Pool	412,692
Ginnie Mae II Pool	1,152,062
Government National Mortgage Association	136,896
United States Treasury Note/Bond	277,823
Total Market Value of Collateral Securities	$ 4,080,000

UBS Securities LLC (0.210%)

Security Description	Value
Fannie Mae Pool	$ 3,225,753
Freddie Mac Gold Pool	1,374,333
Total Market Value of Collateral Securities	$ 4,600,086

Abbreviation Legend
ADR	American Depositary Receipt

Currency Legend
AUD	Australian Dollar
NZD	New Zealand Dollar
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	21

Portfolio of Investments (continued)

Fair Value Measurements (continued)

investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$2,282,582	$26,782,887	$—	$29,065,469
Consumer Staples	840,596	8,346,088	—	9,186,684
Energy	8,577,380	25,694,646	—	34,272,026
Financials	8,357,344	57,551,343	—	65,908,687
Health Care	1,660,237	12,954,737	—	14,614,974
Industrials	627,496	38,863,153	—	39,490,649
Information Technology	537,759	13,388,509	—	13,926,268
Materials	4,438,874	23,867,217	—	28,306,091
Telecommunication Services	2,990,102	13,648,949	—	16,639,051
Utilities	715,683	8,023,306	—	8,738,989
Rights
Financials	—	105,070	—	105,070
Total Equity Securities	31,028,053	229,225,905	—	260,253,958
Other
Money Market Funds	2,625,130	—	—	2,625,130
Investments of Cash Collateral Received for Securities on Loan	—	18,509,888	—	18,509,888
Total Other	2,625,130	18,509,888	—	21,135,018
Investments in Securities	33,653,183	247,735,793	—	281,388,976
Derivatives
Liabilities
Forward Foreign Currency Exchange Contracts	—	(22,413)	—	(22,413)
Total	$33,653,183	$247,713,380	$—	$281,366,563
See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Fair Value Measurements (continued)

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	23

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $253,107,842)	$260,253,958
Affiliated issuers (identified cost $2,625,130)	2,625,130
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $18,509,888)	18,509,888
Total investments (identified cost $274,242,860)	281,388,976
Cash	226,946
Receivable for:
Investments sold	5,373,728
Capital shares sold	70,146
Dividends	1,378,114
Interest	44,511
Reclaims	362,453
Expense reimbursement due from Investment Manager	5,822
Prepaid expense	831
Total assets	288,851,527
Liabilities
Foreign currency (cost $677,525)	677,349
Due upon return of securities on loan	18,509,888
Unrealized depreciation on forward foreign currency exchange contracts	22,413
Payable for:
Investments purchased	5,521,586
Capital shares purchased	453,184
Foreign capital gains taxes deferred	943
Investment management fees	19,563
Distribution fees	6,984
Transfer agent fees	75,343
Administration fees	1,742
Plan administration fees	4
Compensation of board members	29,087
Other expenses	77,023
Other liabilities	3,632
Total liabilities	25,398,741
Net assets applicable to outstanding capital stock	$263,452,786

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

April 30, 2012 (Unaudited)

Represented by
Paid-in capital	$603,629,378
Excess of distributions over net investment income	(294,297)
Accumulated net realized loss	(347,033,847)
Unrealized appreciation (depreciation) on:
Investments	7,146,116
Foreign currency translations	28,792
Forward foreign currency exchange contracts	(22,413)
Foreign capital gains tax	(943)
Total — representing net assets applicable to outstanding capital stock	$263,452,786
*Value of securities on loan	$18,241,743
Net assets applicable to outstanding shares
Class A	$238,184,627
Class B	$19,817,571
Class C	$5,138,907
Class I	$7,365
Class R4	$214,432
Class Z	$89,884
Shares outstanding
Class A	45,903,633
Class B	4,028,222
Class C	1,059,188
Class I	1,387
Class R4	40,547
Class Z	16,965
Net asset value per share
Class A(a)	$5.19
Class B	$4.92
Class C	$4.85
Class I	$5.31
Class R4	$5.29
Class Z	$5.30

(a)	The maximum offering price per share for Class A is $5.51. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	25

Statement of Operations

Six months ended April 30, 2012 (Unaudited)

Net investment income
Income:
Dividends	$4,369,737
Interest	113
Dividends from affiliates	2,368
Income from securities lending — net	152,093
Foreign taxes withheld	(465,030)
Total income	4,059,281
Expenses:
Investment management fees	1,275,867
Distribution fees
Class A	322,144
Class B	105,415
Class C	27,143
Transfer agent fees
Class A	548,675
Class B	44,748
Class C	11,503
Class R4	52
Class Z	142
Administration fees	113,807
Plan administration fees
Class R4	267
Compensation of board members	8,493
Custodian fees	54,674
Printing and postage fees	60,999
Registration fees	33,349
Professional fees	22,425
Other	22,545
Total expenses	2,652,248
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(385,357)
Total net expenses	2,266,891
Net investment income	1,792,390

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$(18,962,090)
Foreign currency translations	(323,876)
Forward foreign currency exchange contracts	152,150
Futures contracts	143,667
Net realized loss	(18,990,149)
Net change in unrealized appreciation (depreciation) on:
Investments	15,429,144
Foreign currency translations	(2,003)
Forward foreign currency exchange contracts	65,458
Futures contracts	(181,128)
Foreign capital gains tax	3,413
Net change in unrealized appreciation	15,314,884
Net realized and unrealized loss	(3,675,265)
Net decrease in net assets from operations	$(1,882,875)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	27

Statement of Changes in Net Assets

	Six months ended April 30, 2012	Year ended October 31, 2011
	(Unaudited)
Operations
Net investment income	$1,792,390	$8,743,336
Net realized gain (loss)	(18,990,149)	26,337,674
Net change in unrealized appreciation (depreciation)	15,314,884	(57,378,899)
Net decrease in net assets resulting from operations	(1,882,875)	(22,297,889)
Distributions to shareholders from:
Net investment income
Class A	(8,809,021)	(12,527,546)
Class B	(458,582)	(998,877)
Class C	(145,101)	(220,987)
Class I	(299)	(6,811,007)
Class R4	(7,634)	(12,836)
Class Z	(2,110)	(93)
Total distributions to shareholders	(9,422,747)	(20,571,346)
Decrease in net assets from share transactions	(41,901,379)	(311,771,877)
Total decrease in net assets	(53,207,001)	(354,641,112)
Net assets at beginning of period	316,659,787	671,300,899
Net assets at end of period	$263,452,786	$316,659,787
Undistributed (excess of distributions over) net investment income	$(294,297)	$7,336,060

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	766,600	3,973,147	1,878,203	11,320,549
Conversions from Class B	524	2,582	1,978,888	12,091,029
Distributions reinvested	1,755,689	8,462,423	2,000,699	11,984,187
Redemptions	(9,868,675)	(51,249,784)	(22,281,486)	(134,506,798)
Net decrease	(7,345,862)	(38,811,632)	(16,423,696)	(99,111,033)
Class B shares
Subscriptions	15,736	77,284	63,365	358,914
Distributions reinvested	97,261	445,457	171,626	973,120
Conversions to Class A	(558)	(2,582)	(2,099,138)	(12,091,029)
Redemptions	(627,863)	(3,090,038)	(1,991,636)	(11,395,860)
Net decrease	(515,424)	(2,569,879)	(3,855,783)	(22,154,855)
Class C shares
Subscriptions	33,084	160,523	88,817	499,657
Distributions reinvested	30,557	138,119	37,292	209,578
Redemptions	(176,875)	(859,822)	(563,600)	(3,190,086)
Net decrease	(113,234)	(561,180)	(437,491)	(2,480,851)
Class I shares
Subscriptions	—	—	856,013	5,431,784
Distributions reinvested	—	—	1,111,042	6,810,686
Redemptions	—	—	(31,445,200)	(200,189,095)
Net decrease	—	—	(29,478,145)	(187,946,625)
Class R4 shares
Subscriptions	—	—	569	3,539
Distributions reinvested	1,518	7,452	2,072	12,640
Redemptions	(358)	(1,980)	(24,714)	(157,566)
Net increase (decrease)	1,160	5,472	(22,073)	(141,387)
Class Z shares
Subscriptions	11,854	62,014	12,144	78,648
Distributions reinvested	340	1,673	—	—
Redemptions	(5,321)	(27,847)	(2,463)	(15,774)
Net increase	6,873	35,840	9,681	62,874
Total net decrease	(7,966,487)	(41,901,379)	(50,207,507)	(311,771,877)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	29

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class A
Per share data
Net asset value, beginning of period	$5.40		$6.13	$5.67	$5.02	$12.14	$11.00
Income from investment operations:
Net investment income	0.03		0.09	0.08	0.08	0.22	0.18
Net realized and unrealized gain (loss)	(0.07)		(0.63)	0.50	1.04	(6.16)	2.10
Total from investment operations	(0.04)		(0.54)	0.58	1.12	(5.94)	2.28
Less distributions to shareholders from:
Net investment income	(0.17)		(0.19)	(0.12)	—	—	(0.13)
Net realized gains	—		—	—	(0.47)	(1.18)	(1.01)
Total distributions to shareholders	(0.17)		(0.19)	(0.12)	(0.47)	(1.18)	(1.14)
Net asset value, end of period	$5.19		$5.40	$6.13	$5.67	$5.02	$12.14
Total return	(0.41%	)	(9.12% )	10.36%	24.97% (a)	(53.60% )	22.31%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.80%	(c)	1.63%	1.57%	1.48%	1.29%	1.38%
Net expenses after fees waived or expenses reimbursed(d)	1.53%	(c)	1.63% (e)	1.57%	1.48%	1.29%	1.38%
Net investment income	1.33%	(c)	1.50% (e)	1.37%	1.73%	2.42%	1.54%
Supplemental data
Net assets, end of period (in thousands)	$238,185		$287,441	$427,389	$710,323	$659,381	$2,032,189
Portfolio turnover	62%		21%	34%	63%	40%	28%

Notes to Financial Highlights

(a)

During the year ended October 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class B
Per share data
Net asset value, beginning of period	$5.07		$5.75	$5.32	$4.78	$11.69	$10.63
Income from investment operations:
Net investment income	0.01		0.05	0.03	0.05	0.15	0.09
Net realized and unrealized gain (loss)	(0.06)		(0.61)	0.48	0.96	(5.88)	2.03
Total from investment operations	(0.05)		(0.56)	0.51	1.01	(5.73)	2.12
Less distributions to shareholders from:
Net investment income	(0.10)		(0.12)	(0.08)	—	—	(0.05)
Net realized gains	—		—	—	(0.47)	(1.18)	(1.01)
Total distributions to shareholders	(0.10)		(0.12)	(0.08)	(0.47)	(1.18)	(1.06)
Net asset value, end of period	$4.92		$5.07	$5.75	$5.32	$4.78	$11.69
Total return	(0.74%	)	(9.90% )	9.63%	23.82% (a)	(53.90% )	21.37%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.55%	(c)	2.38%	2.35%	2.25%	2.05%	2.14%
Net expenses after fees waived or expenses reimbursed(d)	2.28%	(c)	2.38% (e)	2.35%	2.25%	2.05%	2.14%
Net investment income	0.59%	(c)	0.84% (e)	0.62%	1.03%	1.69%	0.80%
Supplemental data
Net assets, end of period (in thousands)	$19,818		$23,042	$48,327	$80,458	$112,548	$394,631
Portfolio turnover	62%		21%	34%	63%	40%	28%

Notes to Financial Highlights

(a)

During the year ended October 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	31

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class C
Per share data
Net asset value, beginning of period	$5.03		$5.73	$5.31	$4.76	$11.66	$10.62
Income from investment operations:
Net investment income	0.01		0.04	0.03	0.04	0.14	0.09
Net realized and unrealized gain (loss)	(0.06)		(0.59)	0.48	0.98	(5.86)	2.03
Total from investment operations	(0.05)		(0.55)	0.51	1.02	(5.72)	2.12
Less distributions to shareholders from:
Net investment income	(0.13)		(0.15)	(0.09)	—	—	(0.07)
Net realized gains	—		—	—	(0.47)	(1.18)	(1.01)
Total distributions to shareholders	(0.13)		(0.15)	(0.09)	(0.47)	(1.18)	(1.08)
Net asset value, end of period	$4.85		$5.03	$5.73	$5.31	$4.76	$11.66
Total return	(0.83%	)	(9.94% )	9.66%	24.14% (a)	(53.96% )	21.35%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.55%	(c)	2.38%	2.33%	2.24%	2.04%	2.13%
Net expenses after fees waived or expenses reimbursed(d)	2.27%	(c)	2.38% (e)	2.33%	2.24%	2.04%	2.13%
Net investment income	0.60%	(c)	0.76% (e)	0.60%	1.01%	1.68%	0.82%
Supplemental data
Net assets, end of period (in thousands)	$5,139		$5,896	$9,218	$10,917	$12,610	$37,691
Portfolio turnover	62%		21%	34%	63%	40%	28%

Notes to Financial Highlights

(a)

During the year ended October 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class I
Per share data
Net asset value, beginning of period	$5.55		$6.31	$5.83	$5.12	$12.30	$11.13
Income from investment operations:
Net investment income	0.05		0.15	0.11	0.12	0.27	0.26
Net realized and unrealized gain (loss)	(0.07)		(0.68)	0.53	1.06	(6.27)	2.09
Total from investment operations	(0.02)		(0.53)	0.64	1.18	(6.00)	2.35
Less distributions to shareholders from:
Net investment income	(0.22)		(0.23)	(0.16)	—	—	(0.17)
Net realized gains	—		—	—	(0.47)	(1.18)	(1.01)
Total distributions to shareholders	(0.22)		(0.23)	(0.16)	(0.47)	(1.18)	(1.18)
Net asset value, end of period	$5.31		$5.55	$6.31	$5.83	$5.12	$12.30
Total return	(0.13%	)	(8.72% )	11.25%	25.72% (a)	(53.37% )	22.79%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.13%	(c)	1.00%	0.95%	0.83%	0.84%	0.97%
Net expenses after fees waived or expenses reimbursed(d)	1.05%	(c)	1.00%	0.95%	0.83%	0.84%	0.97%
Net investment income	1.85%	(c)	2.31%	1.96%	2.49%	3.02%	2.18%
Supplemental data
Net assets, end of period (in thousands)	$7		$8	$185,979	$182,889	$95,736	$196,111
Portfolio turnover	62%		21%	34%	63%	40%	28%

Notes to Financial Highlights

(a)

During the year ended October 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	33

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Class R4
Per share data
Net asset value, beginning of period	$5.51		$6.26	$5.80	$5.10	$12.23	$11.08
Income from investment operations:
Net investment income	0.04		0.12	0.10	0.10	0.25	0.19
Net realized and unrealized gain (loss)	(0.07)		(0.66)	0.51	1.07	(6.20)	2.12
Total from investment operations	(0.03)		(0.54)	0.61	1.17	(5.95)	2.31
Less distributions to shareholders from:
Net investment income	(0.19)		(0.21)	(0.15)	—	—	(0.15)
Net realized gains	—		—	—	(0.47)	(1.18)	(1.01)
Total distributions to shareholders	(0.19)		(0.21)	(0.15)	(0.47)	(1.18)	(1.16)
Net asset value, end of period	$5.29		$5.51	$6.26	$5.80	$5.10	$12.23
Total return	(0.20%	)	(8.97% )	10.77%	25.61% (a)	(53.27% )	22.42%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.42%	(c)	1.31%	1.27%	1.14%	1.13%	1.26%
Net expenses after fees waived or expenses reimbursed(d)	1.34%	(c)	1.31%	1.27%	1.00%	0.87%	1.26%
Net investment income	1.57%	(c)	1.85%	1.67%	2.14%	2.75%	1.68%
Supplemental data
Net assets, end of period (in thousands)	$214		$217	$385	$493	$558	$2,167
Portfolio turnover	62%		21%	34%	63%	40%	28%

Notes to Financial Highlights

(a)

During the year ended October 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010(a)
	(Unaudited)
Class Z
Per share data
Net asset value, beginning of period	$5.53		$6.31	$6.09
Income from investment operations:
Net investment income	0.05		0.13	0.01
Net realized and unrealized gain (loss)	(0.08)		(0.68)	0.21
Total from investment operations	(0.03)		(0.55)	0.22
Less distributions to shareholders from:
Net investment income	(0.20)		(0.23)	—
Total distributions to shareholders	(0.20)		(0.23)	—
Net asset value, end of period	$5.30		$5.53	$6.31
Total return	(0.18%	)	(9.11% )	3.61%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.53%	(c)	1.44%	1.21%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.26%	(c)	1.42% (e)	1.21%	(c)
Net investment income	1.71%	(c)	2.21% (e)	1.70%	(c)
Supplemental data
Net assets, end of period (in thousands)	$90		$56	$3
Portfolio turnover	62%		21%	34%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	35

Notes to Financial Statements

April 30, 2012 (Unaudited)

Note 1. Organization

Columbia Multi-Advisor International Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

36	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Note 2. Summary	of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	37

Notes to Financial Statements (continued)

subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates

38	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	39

Notes to Financial Statements (continued)

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of

40	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2012

Risk Exposure Category	Asset Derivatives	Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$22,413

Effect of Derivative Instruments in the Statement of Operations

for the Six Months Ended April 30, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$152,150	$—	$152,150
Interest rate contracts	—	143,667	$143,667
Total	$152,150	$143,667	$295,817

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$65,458	$—	$65,458
Interest rate contracts	—	(181,128)	$(181,128)
Total	$65,458	$(181,128)	$(115,670)

Volume of Derivative Instruments for the Six Months Ended April 30, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	8
Futures Contracts	—

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	41

Notes to Financial Statements (continued)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if

42	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	43

Notes to Financial Statements (continued)

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadvisers (see Subadvisory Agreements below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.900% to 0.775% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended April 30, 2012 was 0.90% of the Fund’s average daily net assets.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with Mondrian Investment Partners Limited and Dimensional Fund Advisors, L.P. each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination, subject to the oversight of the Fund’s Board, of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund's assets.

Prior to April 20, 2012, the Investment Manager had a Subadvisory Agreement with Tradewinds Global Investors, LLC. This agreement was terminated April 20, 2012.

Prior to November 16, 2011, the Investment Manager had a Subadvisory Agreement with AllianceBernstein L.P. to manage a portion of the assets of the

44	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Fund. This agreement was terminated November 16, 2011. Effective November 16, 2011, the Investment Manager entered into the Subadvisory Agreement with Dimensional Fund Advisors, L.P.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended April 30, 2012 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2012, other expenses paid to this company were $1,287.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	45

Notes to Financial Statements (continued)

broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the six months ended April 30, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.43%
Class B	0.42
Class C	0.42
Class R4	0.05
Class Z	0.41

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended April 30, 2012, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

46	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,653,000 and $150,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $83,216 for Class A, $5,619 for Class B and $228 for Class C shares for the six months ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.46%
Class B	2.21
Class C	2.21
Class I	1.01
Class R4	1.31
Class Z	1.21

Prior to January 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.65%
Class B	2.40
Class C	2.40
Class I	1.20
Class R4	1.50
Class Z	1.40

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	47

Notes to Financial Statements (continued)

investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2012, the cost of investments for federal income tax purposes was approximately $274,243,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$27,240,000
Unrealized depreciation	$(20,094,000)
Net unrealized appreciation	$7,146,000

The following capital loss carryforward, determined as of October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$320,913,280
2018	2,168,950
Total	$323,082,230

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

48	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $175,307,683 and $221,860,591, respectively, for the six months ended April 30, 2012.

Note 6. Lending	of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	49

Notes to Financial Statements (continued)

negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At April 30, 2012, securities valued at $18,241,743 were on loan, secured by U.S. government securities valued at $879,318 and by cash collateral of $18,509,888 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated	Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder	Concentration

At April 30, 2012, one unaffiliated shareholder account owned 18.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line	of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

50	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the six months ended April 30, 2012.

Note 10. Significant	Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Note 11. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information	Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	51

Notes to Financial Statements (continued)

Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

52	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Multi-Advisor International Value Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”). In addition, under the subadvisory agreements (the “Subadvisory Agreements”) between Columbia Management and each of Dimensional Fund Advisors, L.P. and Mondrian Investment Partners Limited (collectively, the “Subadvisers”), an affiliate of Columbia Management, the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the “Advisory Agreements”). Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees)

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	53

Approval of Investment Management Services

and Subadvisory Agreements (continued)

regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadvisers:     The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by Columbia Management and the Subadvisers, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Board noted the information it received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Board took into account its meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Board also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. The Board also reviewed the financial condition of Columbia Management and its

54	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material issues have been reported. The Board also considered each Subadviser’s investment strategy/style, including particularly as it relates to the Fund, as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of each Subadviser and its capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the investment manager. It was observed that no changes were recommended to the Subadvisory Agreements. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the investment manager’s recommendation that the Board approve renewal of the Subadvisory Agreements with each Subadviser, which is unaffiliated with the investment manager, the Board concluded that the services being performed under each Subadvisory Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board reviewed

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	55

Approval of Investment Management Services

and Subadvisory Agreements (continued)

the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team. The Board observed that the relatively recent subadvisor change was intended to help improve the Fund’s performance.

Additionally, the Board reviewed the performance of each of the Subadvisers and Columbia Management’s process for monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management, its Affiliates and the Subadvisers from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the investment manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for each Subadviser was generally comparable to those charged by other

56	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT

subadvisers to similar funds managed by the investment manager. The Board also reviewed fee rates charged by the Subadvisers to other client accounts. Based on its review, the Board concluded that the Fund’s management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2012 SEMIANNUAL REPORT	57

Columbia Multi-Advisor International Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6253 M (6/12)

Semiannual Report

Columbia

Seligman Global Technology Fund

Semiannual Report for the Period Ended April 30, 2012

Columbia Seligman Global Technology Fund seeks to provide long-term capital appreciation.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Fund Expense Example	6

Portfolio of Investments	8

Statement of Assets and Liabilities	14

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	19

Notes to Financial Statements	28

Proxy Voting	43

Approval of Investment Management Services Agreement	43

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Seligman Global Technology Fund (the Fund) Class A shares gained 12.40% (excluding sales charge) for the six months ended April 30, 2012.

>	The Fund underperformed its benchmark, the MSCI World Information Technology (IT) Index (Net), which increased 12.81% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	6 months*	1 year	5 years	10 years
Columbia Seligman Global Technology Fund Class A (excluding sales charge)	+12.40%	+3.09%	+5.91%	+6.70%
MSCI World IT Index (Net)(1) (unmanaged)	+12.81%	+8.28%	+3.53%	+4.87%
MSCI World IT Index (Gross)(1) (unmanaged)	+12.98%	+8.64%	+3.83%	+5.11%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI World IT Index (Net) which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

(1)

The MSCI World Information Technology (IT) Index (Net) and the MSCI World IT Index (Gross), each is an unmanaged benchmark that assumes reinvestment of all distributions, if any and excludes the effect of expenses, fees, sales charges and taxes. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

2	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	6 months*	1 year	5 years	10 years
Class A (inception 5/23/94)	+12.40%	+3.09%	+5.91%	+6.70%
Class B (inception 4/22/96)	+11.93%	+2.28%	+5.11%	+5.90%
Class C (inception 5/27/99)	+11.93%	+2.28%	+5.11%	+5.89%
Class I** (inception 8/3/09)	+12.61%	+3.58%	+6.19%	+6.84%
Class R** (inception 4/30/03)	+12.28%	+2.82%	+5.63%	+6.43%
Class R4** (inception 8/3/09)	+12.56%	+3.36%	+6.04%	+6.76%
Class R5** (inception 8/3/09)	+12.53%	+3.40%	+6.13%	+6.81%
Class Z** (inception 9/27/10)	+12.59%	+3.40%	+6.01%	+6.75%

With sales charge
Class A (inception 5/23/94)	+5.94%	-2.83%	+4.66%	+6.06%
Class B (inception 4/22/96)	+6.93%	-2.72%	+4.78%	+5.90%
Class C (inception 5/27/99)	+10.93%	+1.28%	+5.11%	+5.89%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized.
**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	3

Your Fund at a Glance (continued)

PORTFOLIO BREAKDOWN(1) (at April 30, 2012)
Consumer Discretionary	0.7%
Health Care	2.6
Information Technology	89.2
Telecommunication Services	0.9
Other(2)	6.6

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.
(2)	Includes investments in Money Market Funds.

TOP TEN HOLDINGS(1) (at April 30, 2012)
Apple, Inc.	7.0%
Synopsys, Inc.	5.9
Symantec Corp.	5.1
Advanced Micro Devices, Inc.	4.9
Microsoft Corp.	4.4
QUALCOMM, Inc.	4.3
Amdocs Ltd.	4.3
Nuance Communications, Inc.	4.0
KLA-Tencor Corp.	3.7
Novellus Systems, Inc.	3.6

(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings.
For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	5

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

November 1, 2011 — April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,124.00	1,017.80	7.50	7.12	1.42
Class B	1,000.00	1,000.00	1,119.30	1,013.92	11.59	11.02	2.20
Class C	1,000.00	1,000.00	1,119.30	1,014.07	11.43	10.87	2.17
Class I	1,000.00	1,000.00	1,126.10	1,020.04	5.13	4.87	0.97
Class R	1,000.00	1,000.00	1,122.80	1,016.56	8.81	8.37	1.67
Class R4	1,000.00	1,000.00	1,125.60	1,019.54	5.65	5.37	1.07
Class R5	1,000.00	1,000.00	1,125.30	1,020.34	4.81	4.57	0.91
Class Z	1,000.00	1,000.00	1,125.90	1,019.24	5.97	5.67	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until February 28, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 2.13% for Class B. Any amounts waived will not be reimbursed by the Fund. This change was effective January 1, 2012. If this change had been in place for the entire six month period ended April 30, 2012, the actual expenses paid would have been $11.22 for Class B: the hypothetical expenses paid would have been $10.67 for Class B.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	7

Portfolio of Investments

Columbia Seligman Global Technology Fund

April 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 91.9%

CONSUMER DISCRETIONARY 0.7%
Household Durables 0.4%
Panasonic Corp.	277,200	$2,125,197
Internet & Catalog Retail 0.3%
Expedia, Inc.	31,800	1,355,634
TOTAL CONSUMER DISCRETIONARY		3,480,831

HEALTH CARE 2.6%
Health Care Equipment & Supplies 0.5%
Baxter International, Inc.	44,700	2,476,827
Life Sciences Tools & Services 2.1%
Agilent Technologies, Inc.	84,200	3,551,556
Life Technologies Corp.(a)	41,800	1,937,848
Thermo Fisher Scientific, Inc.	88,200	4,908,330

Total		10,397,734
TOTAL HEALTH CARE		12,874,561

INFORMATION TECHNOLOGY 87.7%
Communications Equipment 6.3%
Cisco Systems, Inc.	528,500	10,649,275
Comverse Technology, Inc.(a)	11,989	77,329
QUALCOMM, Inc.	315,771	20,158,821
Radware, Ltd.(a)(b)	27,800	1,069,744

Total		31,955,169
Computers & Peripherals 15.9%
Apple, Inc.(a)	56,255	32,866,421
Dell, Inc.(a)	761,200	12,460,844
Electronics for Imaging, Inc.(a)(b)	266,803	4,762,434
EMC Corp.(a)	488,300	13,774,943
NetApp, Inc.(a)	313,000	12,153,790
Western Digital Corp.(a)	123,100	4,777,511

Total		80,795,943
Electronic Equipment, Instruments & Components 4.2%
Avnet, Inc.(a)	194,100	7,003,128
Flextronics International Ltd.(a)	544,300	3,625,038
InvenSense, Inc.(a)	20,400	328,032
IPG Photonics Corp.(a)(b)	54,025	2,614,810
Kyocera Corp.	40,200	3,919,101

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Electronic Equipment, Instruments & Components (cont.)
Murata Manufacturing Co., Ltd.	64,900	$3,709,012
Tripod Technology Corp.	80	234

Total		21,199,355
Internet Software & Services 1.6%
Constant Contact, Inc.(a)(b)	84,000	2,030,280
Gree, Inc.(b)	127,500	3,448,447
LogMeIn, Inc.(a)(b)	75,800	2,729,558

Total		8,208,285
IT Services 8.3%
Amdocs Ltd.(a)	629,077	20,130,464
FleetCor Technologies, Inc.(a)(b)	72,600	2,871,330
Logica PLC	1,853,700	2,343,519
Visa, Inc., Class A	104,200	12,814,516
WNS Holdings Ltd., ADR(a)	369,444	4,111,912

Total		42,271,741
Office Electronics 2.1%
Canon, Inc.	56,500	2,561,023
Xerox Corp.	1,086,800	8,455,304

Total		11,016,327
Semiconductors & Semiconductor Equipment 18.0%
Advanced Micro Devices, Inc.(a)	3,123,511	22,989,041
Advanced Semiconductor Engineering, Inc.	11	11
Atmel Corp.(a)(b)	371,000	3,290,770
Broadcom Corp., Class A(a)	141,800	5,189,880
KLA-Tencor Corp.	333,300	17,381,595
Marvell Technology Group Ltd.(a)	442,100	6,635,921
Microsemi Corp.(a)(b)	235,600	5,070,112
Novellus Systems, Inc.(a)	356,100	16,647,675
Semtech Corp.(a)(b)	92,000	2,507,920
Shinko Electric Industries Co., Ltd.(b)	400,900	3,747,349
Teradyne, Inc.(a)(b)	308,300	5,305,843
United Microelectronics Corp.	5,342,000	2,794,257

Total		91,560,374

The accompanying Notes to Financial Statements are an integral part of this statement.

8	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Software 31.3%
Application Software 15.4%
Cadence Design Systems, Inc.(a)(b)	240,300	$2,804,301
Citrix Systems, Inc.(a)	32,400	2,773,764
JDA Software Group, Inc.(a)(b)	168,000	4,851,840
NICE Systems Ltd., ADR(a)(b)	211,728	8,134,590
Nuance Communications, Inc.(a)(b)	756,499	18,488,836
Parametric Technology Corp.(a)	643,836	13,893,981
Synopsys, Inc.(a)	917,449	27,532,644

Total		78,479,956
Systems Software 15.9%
BMC Software, Inc.(a)	177,256	7,313,583
Check Point Software Technologies Ltd.(a)(b)	133,105	7,737,394
Infoblox, Inc.(a)	14,393	293,617
Microsoft Corp.	637,116	20,400,454
Oracle Corp.	387,000	11,373,930
Rovi Corp.(a)	345,700	9,887,020
Symantec Corp.(a)	1,445,562	23,880,684

Total		80,886,682
TOTAL SOFTWARE		159,366,638
TOTAL INFORMATION TECHNOLOGY		446,373,832

TELECOMMUNICATION SERVICES 0.9%
Diversified Telecommunication Services 0.9%
AT&T, Inc.	141,600	4,660,056
TOTAL TELECOMMUNICATION SERVICES		4,660,056
Total Common Stocks (Cost: $397,370,814)		$467,389,280

	Shares	Value
Money Market Funds 6.5%

Columbia Short-Term Cash Fund, 0.144%(c)(d)	32,999,033	$32,999,033
Total Money Market Funds (Cost: $32,999,033)		$32,999,033

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 10.6%

Other Short-Term Obligations 0.4%
Natixis Financial Products LLC
05/01/12	0.510%	$2,000,000	$2,000,000
Repurchase Agreements 10.2%
BNP Paribas Securities Corp. dated 04/30/12, matures 05/01/12, repurchase price $15,135,360(e)
	0.180%	15,135,284	15,135,284
Mizuho Securities USA, Inc. dated 04/30/12, matures 05/01/12, repurchase price $10,000,067(e)
	0.240%	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 04/30/12, matures 05/01/12, repurchase price $2,000,013(e)
	0.240%	2,000,000	2,000,000
Nomura Securities dated 04/30/12, matures 05/01/12, repurchase price $5,000,056(e)
	0.240%	5,000,000	5,000,000
RBS Securities, Inc. dated 04/30/12, matures 05/01/12, repurchase price $10,000,003(e)
	0.210%	10,000,000	10,000,000
Royal Bank of Canada dated 04/30/12, matures 05/01/12, repurchase price $10,000,058(e)
	0.200%	10,000,000	10,000,000

Total			52,135,284
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $54,135,284)			$54,135,284
Total Investments
(Cost: $484,505,131)			$554,523,597
Other Assets & Liabilities, Net			(45,701,107)
Net Assets			$508,822,490

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	9

Portfolio of Investments (continued)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At April 30, 2012, security was partially or fully on loan.

(c)	The rate shown is the seven-day current annualized yield at April 30, 2012.

(d)	Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$6,222,343	$133,006,193	$(106,229,503)	$—	$32,999,033	$25,235	$32,999,033

(e)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

BNP Paribas Securities Corp. (0.180%)

Security Description	Value
United States Treasury Note/Bond	$15,437,992
Total Market Value of Collateral Securities	$15,437,992

Mizuho Securities USA, Inc. (0.240%)

Security Description	Value
Fannie Mae REMICS	$5,060,489
Freddie Mac REMICS	5,139,511
Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.240%)

Security Description	Value
Fannie Mae Pool	$70,680
Fannie Mae REMICS	524,641
Fannie Mae Whole Loan	16,483
Freddie Mac Gold Pool	148,043
Freddie Mac Non Gold Pool	38,299
Freddie Mac REMICS	458,253
Government National Mortgage Association	326,613
United States Treasury Note/Bond	457,002
Total Market Value of Collateral Securities	$2,040,014

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

Notes to Portfolio of Investments (continued)

Nomura Securities (0.240%)

Security Description	Value
Fannie Mae Pool	$1,020,291
Freddie Mac Gold Pool	1,171,975
Ginnie Mae II Pool	2,907,734
Total Market Value of Collateral Securities	$5,100,000

RBS Securities, Inc. (0.210%)

Security Description	Value
United States Treasury Note/Bond	$10,200,049
Total Market Value of Collateral Securities	$10,200,049

Royal Bank of Canada (0.200%)

Security Description	Value
Fannie Mae Pool	$8,815,349
Freddie Mac Gold Pool	455,047
Freddie Mac Non Gold Pool	452,826
Ginnie Mae II Pool	476,778
Total Market Value of Collateral Securities	$10,200,000

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	11

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$1,355,634	$2,125,197	$—	$3,480,831
Health Care	12,874,561	—	—	12,874,561
Information Technology	423,850,877	22,522,955	—	446,373,832
Telecommunication Services	4,660,056	—	—	4,660,056
Total Equity Securities	442,741,128	24,648,152	—	467,389,280
Other
Money Market Funds	32,999,033	—	—	32,999,033
Investments of Cash Collateral Received for Securities on Loan	—	54,135,284	—	54,135,284
Total Other	32,999,033	54,135,284	—	87,134,317
Total	$475,740,161	$78,783,436	$—	$554,523,597

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	13

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $397,370,814)	$467,389,280
Affiliated issuers (identified cost $32,999,033)	32,999,033
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $2,000,000)	2,000,000
Repurchase agreements (identified cost $52,135,284)	52,135,284
Total investments (identified cost $484,505,131)	554,523,597
Foreign currency (identified cost $61)	61
Receivable for:
Investments sold	13,188,812
Capital shares sold	422,875
Dividends	294,559
Interest	6,922
Reclaims	4,018
Expense reimbursement due from Investment Manager	1,688
Total assets	568,442,532
Liabilities
Due upon return of securities on loan	54,135,284
Payable for:
Investments purchased	4,053,020
Capital shares purchased	1,058,752
Investment management fees	35,952
Distribution fees	15,723
Transfer agent fees	89,317
Administration fees	2,518
Plan administration fees	8
Compensation of board members	22,219
Other expenses	207,249
Total liabilities	59,620,042
Net assets applicable to outstanding capital stock	$508,822,490

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

April 30, 2012 (Unaudited)

Represented by
Paid-in capital	$454,091,993
Excess of distributions over net investment income	(2,353,372)
Accumulated net realized loss	(12,941,067)
Unrealized appreciation (depreciation) on:
Investments	70,018,466
Foreign currency translations	6,470
Total — representing net assets applicable to outstanding capital stock	$508,822,490
*Value of securities on loan	$52,189,052
Net assets applicable to outstanding shares
Class A	$379,261,386
Class B	$12,473,841
Class C	$77,822,380
Class I	$12,443
Class R	$10,493,076
Class R4	$396,172
Class R5	$173,913
Class Z	$28,189,279
Shares outstanding
Class A	16,739,201
Class B	645,336
Class C	4,027,501
Class I	544
Class R	472,534
Class R4	17,404
Class R5	7,623
Class Z	1,235,938
Net asset value per share
Class A(a)	$22.66
Class B	$19.33
Class C	$19.32
Class I	$22.87
Class R	$22.21
Class R4	$22.76
Class R5	$22.81
Class Z	$22.81

(a)	The maximum offering price per share for Class A is $24.04. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	15

Statement of Operations

Six months ended April 30, 2012 (Unaudited)

Net investment income
Income:
Dividends	$1,381,498
Dividends from affiliates	25,235
Income from securities lending—net	46,357
Foreign taxes withheld	(15,113)
Total income	1,437,977
Expenses:
Investment management fees	2,087,946
Distribution fees
Class A	459,577
Class B	62,414
Class C	370,866
Class R	23,853
Transfer agent fees
Class A	457,508
Class B	16,996
Class C	91,481
Class R	11,537
Class R4	92
Class R5	13
Class Z	24,741
Administration fees	146,298
Plan administration fees
Class R4	506
Compensation of board members	10,007
Custodian fees	11,940
Printing and postage fees	60,897
Registration fees	45,214
Professional fees	18,952
Other	34,319
Total expenses	3,935,157
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(161,069)
Total net expenses	3,774,088
Net investment loss	(2,336,111)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	27,801,157
Foreign currency translations	(45,695)
Net realized gain	27,755,462
Net change in unrealized appreciation (depreciation) on:
Investments	30,873,086
Foreign currency translations	44,175
Forward foreign currency exchange contracts	(33,231)
Net change in unrealized appreciation	30,884,030
Net realized and unrealized gain	58,639,492
Net increase in net assets resulting from operations	$56,303,381

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

Statement of Changes in Net Assets

	Six months ended April 30, 2012 (Unaudited)	Year ended October 31, 2011
Operations
Net investment loss	$(2,336,111)	$(4,472,602)
Net realized gain	27,755,462	49,740,622
Net change in unrealized appreciation (depreciation)	30,884,030	(45,215,225)
Net increase in net assets resulting from operations	56,303,381	52,795
Distributions to shareholders from:
Net investment income
Class A	—	(2,822,547)
Class C	—	(100,505)
Class I	—	(310,825)
Class R	—	(45,820)
Class R4	—	(4,568)
Class R5	—	(389,846)
Class Z	—	(200)
Total distributions to shareholders	—	(3,674,311)
Decrease in net assets from share transactions	(27,145,944)	(99,544,763)
Proceeds from regulatory settlements (Note 6)	355,461	—
Total increase (decrease) in net assets	29,512,898	(103,166,279)
Net assets at beginning of period	479,309,592	582,475,871
Net assets at end of period	$508,822,490	$479,309,592
Excess of distributions over net investment income	$(2,353,372)	$(17,261)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	17

Statement of Changes in Net Assets (continued)

	Six months ended April 30, 2012 (Unaudited)		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	883,018	19,290,210	3,111,145	65,652,650
Distributions reinvested	—	—	116,237	2,420,055
Redemptions	(2,217,852)	(47,043,272)	(5,833,406)	(120,999,563)
Net decrease	(1,334,834)	(27,753,062)	(2,606,024)	(52,926,858)
Class B shares
Subscriptions	10,707	200,663	52,341	977,629
Redemptions(a)	(89,321)	(1,652,897)	(455,534)	(8,153,908)
Net decrease	(78,614)	(1,452,234)	(403,193)	(7,176,279)
Class C shares
Subscriptions	134,014	2,473,229	358,859	6,487,199
Distributions reinvested	—	—	4,260	76,431
Redemptions	(288,053)	(5,199,195)	(795,812)	(14,084,206)
Net decrease	(154,039)	(2,725,966)	(432,693)	(7,520,576)
Class I shares
Subscriptions	—	—	13,858	310,495
Distributions reinvested	—	—	14,880	310,704
Redemptions	—	—	(1,430,698)	(31,266,877)
Net decrease	—	—	(1,401,960)	(30,645,678)
Class R shares
Subscriptions	116,215	2,517,397	222,666	4,500,421
Distributions reinvested	—	—	1,949	39,924
Redemptions	(138,381)	(2,839,001)	(190,688)	(3,851,316)
Net increase (decrease)	(22,166)	(321,604)	33,927	689,029
Class R4 shares
Subscriptions	57	1,276	379	7,987
Distributions reinvested	—	—	217	4,535
Redemptions	(4,042)	(82,677)	(5,501)	(115,862)
Net decrease	(3,985)	(81,401)	(4,905)	(103,340)
Class R5 shares
Subscriptions	6,019	141,537	936,760	20,037,728
Distributions reinvested	—	—	18,676	389,775
Redemptions	(6)	(127)	(2,227,954)	(43,719,338)
Net increase (decrease)	6,013	141,410	(1,272,518)	(23,291,835)
Class Z shares
Subscriptions	511,658	10,694,834	1,398,010	29,793,167
Distributions reinvested	—	—	8	172
Redemptions	(263,710)	(5,647,921)	(410,158)	(8,362,565)
Net increase	247,948	5,046,913	987,860	21,430,774
Total net decrease	(1,339,677)	(27,145,944)	(5,099,506)	(99,544,763)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008	2007
	(Unaudited)
Class A
Per share data
Net asset value, beginning of period	$20.16		$20.24		$16.50		$11.77		$19.82	$15.42
Income from investment operations:
Net investment loss	(0.09)		(0.15)		(0.16)		(0.20)		(0.21)	(0.21)
Net realized and unrealized gain (loss)	2.57		0.21		3.87		4.74		(7.84)	4.61
Total from investment operations	2.48		0.06		3.71		4.54		(8.05)	4.40
Less distributions to shareholders from:
Net investment income	—		(0.14)		—		—		—	—
Total distributions to shareholders	—		(0.14)		—		—		—	—
Proceeds from regulatory settlements	0.02		—		0.03		0.19		—	—
Net asset value, end of period	$22.66		$20.16		$20.24		$16.50		$11.77	$19.82
Total return	12.40%	(a)	0.26%		22.67%	(b)	40.19%	(c)	(40.62% )	28.53%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.49%	(e)	1.49%		1.67%		1.92%		1.76%	1.75%
Net expenses after fees waived or expenses reimbursed(f)	1.42%	(e)	1.49%	(g)	1.57%		1.91%		1.76%	1.75%
Net investment loss	(0.83%	)(e)	(0.70%	)(g)	(0.89%	)	(1.46%	)	(1.23% )	(1.21%	)
Supplemental data
Net assets, end of period (in thousands)	$379,261		$364,366		$418,600		$325,790		$165,249	$305,156
Portfolio turnover	49%		95%		111%		150%		171%	208%

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	19

Financial Highlights (continued)

Notes to Financial Highlights

(a)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008	2007
	(Unaudited)
Class B
Per share data
Net asset value, beginning of period	$17.27		$17.35		$14.25		$10.24		$17.38	$13.62
Income from investment operations:
Net investment loss	(0.15)		(0.26)		(0.26)		(0.26)		(0.29)	(0.30)
Net realized and unrealized gain (loss)	2.20		0.18		3.33		4.11		(6.85)	4.06
Total from investment operations	2.05		(0.08)		3.07		3.85		(7.14)	3.76
Proceeds from regulatory settlements	0.01		—		0.03		0.16		—	—
Net asset value, end of period	$19.33		$17.27		$17.35		$14.25		$10.24	$17.38
Total return	11.93%	(a)	(0.46%	)	21.75%	(b)	39.16%	(c)	(41.08% )	27.61%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.26%	(e)	2.25%		2.44%		2.64%		2.51%	2.50%
Net expenses after fees waived or expenses reimbursed(f)	2.20%	(e)	2.25%	(g)	2.34%		2.63%		2.51%	2.50%
Net investment loss	(1.60%	)(e)	(1.47%	)(g)	(1.66%	)	(2.21%	)	(1.98% )	(1.96%	)
Supplemental data
Net assets, end of period (in thousands)	$12,474		$12,499		$19,558		$21,966		$7,086	$28,767
Portfolio turnover	49%		95%		111%		150%		171%	208%

Notes to Financial Highlights

(a)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	21

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008	2007
	(Unaudited)
Class C
Per share data
Net asset value, beginning of period	$17.26		$17.37		$14.25		$10.25		$17.39	$13.63
Income from investment operations:
Net investment loss	(0.14)		(0.26)		(0.26)		(0.26)		(0.28)	(0.30)
Net realized and unrealized gain (loss)	2.19		0.17		3.35		4.10		(6.86)	4.06
Total from investment operations	2.05		(0.09)		3.09		3.84		(7.14)	3.76
Less distributions to shareholders from:
Net investment income	—		(0.02)		—		—		—	—
Total distributions to shareholders	—		(0.02)		—		—		—	—
Proceeds from regulatory settlements	0.01		—		0.03		0.16		—	—
Net asset value, end of period	$19.32		$17.26		$17.37		$14.25		$10.25	$17.39
Total return	11.93%	(a)	(0.51%	)	21.89%	(b)	39.02%	(c)	(41.06% )	27.59%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.24%	(e)	2.25%		2.43%		2.70%		2.51%	2.50%
Net expenses after fees waived or expenses reimbursed(f)	2.17%	(e)	2.25%	(g)	2.33%		2.69%		2.51%	2.50%
Net investment loss	(1.58%	)(e)	(1.45%	)(g)	(1.65%	)	(2.24%	)	(1.98% )	(1.96%	)
Supplemental data
Net assets, end of period (in thousands)	$77,822		$72,162		$80,128		$69,849		$53,538	$27,633
Portfolio turnover	49%		95%		111%		150%		171%	208%

Notes to Financial Highlights

(a)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010		2009(a)
	(Unaudited)
Class I
Per share data
Net asset value, beginning of period	$20.31		$20.37	$16.52		$15.56
Income from investment operations:
Net investment loss	(0.04)		(0.06)	(0.08)		(0.03)
Net realized and unrealized gain	2.58		0.22	3.90		0.99
Total from investment operations	2.54		0.16	3.82		0.96
Less distributions to shareholders from:
Net investment income	—		(0.22)	—		—
Total distributions to shareholders	—		(0.22)	—		—
Proceeds from regulatory settlements	0.02		—	0.03		—
Net asset value, end of period	$22.87		$20.31	$20.37		$16.52
Total return	12.61%	(b)	0.77%	23.31%	(c)	6.17%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.99%	(e)	1.09%	1.17%		1.07%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.97%	(e)	1.09%	1.12%		1.07%	(e)
Net investment loss	(0.38%	)(e)	(0.28% )	(0.45%	)	(0.76%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$12		$11	$28,563		$23,827
Portfolio turnover	49%		95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	23

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010		2009		2008	2007
	(Unaudited)
Class R
Per share data
Net asset value, beginning of period	$19.78		$19.88		$16.25		$11.62		$19.62	$15.30
Income from investment operations:
Net investment loss	(0.11)		(0.19)		(0.22)		(0.23)		(0.24)	(0.25)
Net realized and unrealized gain (loss)	2.52		0.19		3.82		4.68		(7.76)	4.57
Total from investment operations	2.41		—		3.60		4.45		(8.00)	4.32
Less distributions to shareholders from:
Net investment income	—		(0.10)		—		—		—	—
Total distributions to shareholders	—		(0.10)		—		—		—	—
Proceeds from regulatory settlements	0.02		—		0.03		0.18		—	—
Net asset value, end of period	$22.21		$19.78		$19.88		$16.25		$11.62	$19.62
Total return	12.28%	(a)	(0.04%	)	22.34%	(b)	39.85%	(c)	(40.77% )	28.23%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.73%	(e)	1.74%		1.95%		2.17%		2.01%	2.00%
Net expenses after fees waived or expenses reimbursed(f)	1.67%	(e)	1.74%	(g)	1.90%		2.17%		2.01%	2.00%
Net investment loss	(1.07%	)(e)	(0.95%	)(g)	(1.22%	)	(1.70%	)	(1.48% )	(1.46%	)
Supplemental data
Net assets, end of period (in thousands)	$10,493		$9,787		$9,158		$5,131		$2,067	$1,282
Portfolio turnover	49%		95%		111%		150%		171%	208%

Notes to Financial Highlights

(a)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010		2009(a)
	(Unaudited)
Class R4
Per share data
Net asset value, beginning of period	$20.22		$20.29	$16.51		$15.56
Income from investment operations:
Net investment loss	(0.05)		(0.10)	(0.14)		(0.04)
Net realized and unrealized gain	2.57		0.20	3.89		0.99
Total from investment operations	2.52		0.10	3.75		0.95
Less distributions to shareholders from:
Net investment income	—		(0.17)	—		—
Total distributions to shareholders	—		(0.17)	—		—
Proceeds from regulatory settlements	0.02		—	0.03		—
Net asset value, end of period	$22.76		$20.22	$20.29		$16.51
Total return	12.56%	(b)	0.48%	22.89%	(c)	6.10%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.28%	(e)	1.29%	1.48%		1.38%	(e)
Net expenses after fees waived or expenses reimbursed(f)	1.07%	(e)	1.29%	1.42%		1.38%	(e)
Net investment loss	(0.46%	)(e)	(0.50% )	(0.75%	)	(1.07%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$396		$432	$534		$289
Portfolio turnover	49%		95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	25

Financial Highlights (continued)

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011	2010		2009(a)
	(Unaudited)
Class R5
Per share data
Net asset value, beginning of period	$20.27		$20.35	$16.52		$15.56
Income from investment operations:
Net investment loss	(0.04)		(0.05)	(0.42)		(0.02)
Net realized and unrealized gain	2.56		0.19	4.22		0.98
Total from investment operations	2.52		0.14	3.80		0.96
Less distributions to shareholders from:
Net investment income	—		(0.22)	—		—
Total distributions to shareholders	—		(0.22)	—		—
Proceeds from regulatory settlements	0.02		—	0.03		—
Net asset value, end of period	$22.81		$20.27	$20.35		$16.52
Total return	12.53%	(b)	0.66%	23.18%	(c)	6.17%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.05%	(e)	1.03%	1.28%		1.18%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.91%	(e)	1.03%	1.13%		1.18%	(e)
Net investment loss	(0.32%	)(e)	(0.21% )	(2.23%	)	(0.56%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$174		$33	$25,932		$5
Portfolio turnover	49%		95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)	During the six months ended April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

	Six months ended April 30, 2012		Year ended Oct. 31,
			2011		2010(a)
	(Unaudited)
Class Z
Per share data
Net asset value, beginning of period	$20.26		$20.36		$19.28
Income from investment operations:
Net investment loss	(0.06)		(0.06)		(0.03)
Net realized and unrealized gain	2.59		0.18		1.11
Total from investment operations	2.53		0.12		1.08
Less distributions to shareholders from:
Net investment income	—		(0.22)		—
Total distributions to shareholders	—		(0.22)		—
Proceeds from regulatory settlements	0.02		—		—
Net asset value, end of period	$22.81		$20.26		$20.36
Total return	12.59%	(b)	0.55%		5.60%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.20%	(d)	1.14%		1.31%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.13%	(d)	1.14%	(f)	1.28%	(d)
Net investment loss	(0.56%	)(d)	(0.30%	)(f)	(1.57%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$28,189		$20,020		$3
Portfolio turnover	49%		95%		111%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	During the six months April 30, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	27

Notes to Financial Statements

April 30, 2012 (Unaudited)

Note	1. Organization

Columbia Seligman Global Technology Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

•	Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

•	Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

•	Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

•	Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

•	Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

28	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

•	Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board,

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	29

Notes to Financial Statements (continued)

including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

30	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	31

Notes to Financial Statements (continued)

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The

32	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended April 30, 2012 was 0.855% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended April 30, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended April 30, 2012, other expenses paid to this company were $1,604.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	33

Notes to Financial Statements (continued)

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

34	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

For the six months ended April 30, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.25%
Class B	0.27
Class C	0.25
Class R	0.24
Class R4	0.05
Class R5	0.04
Class Z	0.21

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At April 30, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $279,443. The liability remaining at April 30, 2012 for non-recurring charges associated with the lease amounted to $187,109 and is included within other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended April 30, 2012, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	35

Notes to Financial Statements (continued)

annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $301,000 and $4,547,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $149,339 for Class A, $5,152 for Class B and $1,833 for Class C shares for the six months ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.38%
Class B	2.13
Class C	2.13
Class I	0.97
Class R	1.63
Class R4	1.27
Class R5	1.02
Class Z	1.13

Prior to January 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or

36	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.77%
Class B	2.52
Class C	2.52
Class I	1.34
Class R	2.02
Class R4	1.64
Class R5	1.39
Class Z	1.52

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2012, the cost of investments for federal income tax purposes was approximately $484,505,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$77,523,000
Unrealized depreciation	(7,504,000)
Net unrealized appreciation	$70,019,000

The following capital loss carryforward, determined as of October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2016	$18,425,978
2017	19,724,415
Total	$38,150,393

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	37

Notes to Financial Statements (continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $223,799,916 and $275,300,999, respectively, for the six months ended April 30, 2012.

Note	6. Regulatory Settlements

During the six months ended April 30, 2012, the Fund received $355,461 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

Note	7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations

38	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended April 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At April 30, 2012, securities valued at $52,189,052 were on loan, and by cash collateral of $54,135,284 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note	8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	39

Notes to Financial Statements (continued)

Note	9. Shareholder Concentration

At April 30, 2012, one unaffiliated shareholder account owned 12.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note	10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the six months ended April 30, 2012.

Note	11. Significant Risks

Technology and Technology-related Investment Risk

The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions,

40	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note	12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	41

Notes to Financial Statements (continued)

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

42	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

Proxy Results

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Seligman Global Technology Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”).

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	43

Approval of Investment Management Services

Agreement (continued)

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management:    The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

44	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT	45

Approval of Investment Management Services

Agreement (continued)

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

46	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2012 SEMIANNUAL REPORT

Columbia Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9958 D (6/12)

Item 2.	Code of Ethics. Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semi annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer
Date June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer
Date June 22, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer
Date June 22, 2012